UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2016

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 29, 2016

Contents

Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Consumer Finance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	(12.57)%	5.86%	(0.63)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$9,385	Banking Portfolio
$18,666	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager John Sheehy:  For the year, the fund returned -12.57%, considerably lagging the MSCI U.S. IMI Banks 25/50 Index, which returned -8.64%, as well as the S&P 500® index. Bank stocks suffered from considerable market volatility, a slowing U.S. economy and sharply lower commodity prices, all of which spurred fear that credit conditions might deteriorate and hamper banks’ profits. Versus the MSCI benchmark, stock selection was a noteworthy negative, especially in regional banks and diversified banks. An out-of-benchmark stake in consumer finance also hurt. At the stock level, our largest relative detractor by a wide margin was a sizable overweighting in CIT Group, a provider of financing and leasing, primarily to middle-market companies. The synergies expected from a recent acquisition were slow to appear, and the company’s economic sensitivity was a drawback in a period of slowing global growth. OneMain Holdings, a small out-of-benchmark position in consumer finance, also worked against us, as did asset manager Blackstone Group, another out-of-benchmark holding. Regions Financial and SunTrust Banks – both top-10 holdings at period end – are two regional banks based in the southern United States that were hurt by their energy exposure. Conversely, the fund’s top relative contributor was Commerce Bancshares, a Kansas City-based regional bank that I liked for its high-quality management, as well as its steady earnings and dividend growth. Another contributor in this category – smaller, high-quality regional banks – was Camden National, headquartered in Maine. Timely positioning in Wilshire Bancorp, a Korean-American bank based in California, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	11.0	11.3
U.S. Bancorp	8.0	7.4
Bank of America Corp.	5.3	5.9
JPMorgan Chase & Co.	5.1	5.1
Citigroup, Inc.	5.0	5.1
SunTrust Banks, Inc.	4.9	5.0
M&T Bank Corp.	4.3	3.1
Capital One Financial Corp.	3.8	4.0
Regions Financial Corp.	3.7	4.2
Huntington Bancshares, Inc.	3.4	2.3
	54.5

Top Industries (% of fund's net assets)

As of February 29, 2016
Banks	84.5%
Consumer Finance	7.5%
Capital Markets	2.2%
Thrifts & Mortgage Finance	1.6%
Insurance	1.1%
All Others*	3.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Banks	82.7%
Consumer Finance	8.3%
Thrifts & Mortgage Finance	3.6%
Trading Companies & Distributors	1.5%
Capital Markets	1.3%
All Others*	2.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Banking Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Banks - 84.1%
Diversified Banks - 37.0%
Bank of America Corp.	2,395,100	$29,986,652
Citigroup, Inc.	729,300	28,333,305
Comerica, Inc.	322,100	10,880,538
JPMorgan Chase & Co.	516,700	29,090,210
Lloyds Banking Group PLC	3,711,600	3,724,685
U.S. Bancorp	1,171,900	45,141,588
Wells Fargo & Co.	1,319,292	61,901,181
		209,058,159
Regional Banks - 47.1%
1st Source Corp.	310,360	9,450,462
Bank of the Ozarks, Inc.	438,400	16,589,056
Camden National Corp.	136,684	5,304,706
Central Valley Community Bancorp	236,015	2,848,701
CIT Group, Inc.	238,700	7,115,647
Commerce Bancshares, Inc.	306,754	13,030,910
Community Bank System, Inc.	134,100	4,965,723
Community Trust Bancorp, Inc.	121,850	4,108,782
CVB Financial Corp.	575,000	8,929,750
First Citizen Bancshares, Inc.	37,000	8,662,810
Hilltop Holdings, Inc. (a)	415,300	6,927,204
Huntington Bancshares, Inc.	2,202,900	19,275,375
M&T Bank Corp.	238,000	24,406,900
PacWest Bancorp	400,336	12,882,812
PNC Financial Services Group, Inc.	82,041	6,670,754
Preferred Bank, Los Angeles	181,100	5,170,405
Prosperity Bancshares, Inc.	451,400	18,259,130
Regions Financial Corp.	2,745,800	20,648,416
SunTrust Banks, Inc.	834,700	27,695,346
SVB Financial Group (a)	130,900	11,630,465
UMB Financial Corp.	161,500	7,931,265
WesBanco, Inc.	238,000	6,728,260
Wilshire Bancorp, Inc.	1,327,900	13,066,536
Zions Bancorporation	191,800	4,089,176
		266,388,591

TOTAL BANKS		475,446,750

Capital Markets - 2.2%
Asset Management & Custody Banks - 1.2%
Northern Trust Corp.	48,800	2,897,744
The Blackstone Group LP	153,500	3,986,395
		6,884,139
Investment Banking & Brokerage - 1.0%
Goldman Sachs Group, Inc.	37,800	5,652,234

TOTAL CAPITAL MARKETS		12,536,373

Consumer Finance - 7.5%
Consumer Finance - 7.5%
American Express Co.	33,500	1,861,930
Capital One Financial Corp.	324,500	21,329,385
Discover Financial Services	296,000	13,740,320
OneMain Holdings, Inc. (a)	107,100	2,417,247
SLM Corp. (a)	540,000	3,153,600
		42,502,482
Diversified Financial Services - 0.5%
Specialized Finance - 0.5%
Element Financial Corp. (b)	241,100	2,553,557
Insurance - 1.1%
Property & Casualty Insurance - 1.1%
First American Financial Corp.	84,100	3,114,223
FNF Group	93,100	3,070,438
		6,184,661
Thrifts & Mortgage Finance - 1.6%
Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd. (a)	210,400	4,050,200
Meridian Bancorp, Inc.	370,265	5,105,954
		9,156,154
Trading Companies & Distributors - 1.1%
Trading Companies & Distributors - 1.1%
AerCap Holdings NV (a)	171,300	6,120,549
TOTAL COMMON STOCKS
(Cost $569,530,380)		554,500,526

Nonconvertible Preferred Stocks - 0.4%
Banks - 0.4%
Diversified Banks - 0.4%
Banco ABC Brasil SA
(Cost $3,210,960)	957,593	2,098,547

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.40% (c)	7,027,252	7,027,252
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	3,281,160	3,281,160
TOTAL MONEY MARKET FUNDS
(Cost $10,308,412)		10,308,412
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $583,049,752)		566,907,485
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,428,625)
NET ASSETS - 100%		$565,478,860

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,415
Fidelity Securities Lending Cash Central Fund	12,083
Total	$34,498

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$554,500,526	$550,775,841	$3,724,685	$--
Nonconvertible Preferred Stocks	2,098,547	2,098,547	--	--
Money Market Funds	10,308,412	10,308,412	--	--
Total Investments in Securities:	$566,907,485	$563,182,800	$3,724,685	$--

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $3,127,084) — See accompanying schedule: Unaffiliated issuers (cost $572,741,340)	$556,599,073
Fidelity Central Funds (cost $10,308,412)	10,308,412
Total Investments (cost $583,049,752)		$566,907,485
Receivable for investments sold		4,938,812
Receivable for fund shares sold		252,751
Dividends receivable		904,270
Distributions receivable from Fidelity Central Funds		1,832
Prepaid expenses		2,436
Other receivables		4,830
Total assets		573,012,416
Liabilities
Payable for investments purchased	$1,196,848
Payable for fund shares redeemed	2,642,428
Accrued management fee	261,218
Other affiliated payables	115,600
Other payables and accrued expenses	36,302
Collateral on securities loaned, at value	3,281,160
Total liabilities		7,533,556
Net Assets		$565,478,860
Net Assets consist of:
Paid in capital		$601,408,015
Undistributed net investment income		556
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,786,695)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,143,016)
Net Assets, for 26,059,323 shares outstanding		$565,478,860
Net Asset Value, offering price and redemption price per share ($565,478,860 ÷ 26,059,323 shares)		$21.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$13,265,119
Interest		22
Income from Fidelity Central Funds		34,498
Total income		13,299,639
Expenses
Management fee	$3,550,348
Transfer agent fees	1,214,111
Accounting and security lending fees	236,090
Custodian fees and expenses	19,822
Independent trustees' compensation	11,884
Registration fees	51,242
Audit	43,320
Legal	9,373
Miscellaneous	8,506
Total expenses before reductions	5,144,696
Expense reductions	(54,161)	5,090,535
Net investment income (loss)		8,209,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,178,291)
Foreign currency transactions	46,709
Total net realized gain (loss)		(4,131,582)
Change in net unrealized appreciation (depreciation) on: Investment securities	(99,278,421)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(99,278,407)
Net gain (loss)		(103,409,989)
Net increase (decrease) in net assets resulting from operations		$(95,200,885)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,209,104	$7,605,170
Net realized gain (loss)	(4,131,582)	43,412,342
Change in net unrealized appreciation (depreciation)	(99,278,407)	(23,730,282)
Net increase (decrease) in net assets resulting from operations	(95,200,885)	27,287,230
Distributions to shareholders from net investment income	(7,291,678)	(8,667,459)
Distributions to shareholders from net realized gain	(28,052,619)	(28,732,272)
Total distributions	(35,344,297)	(37,399,731)
Share transactions
Proceeds from sales of shares	275,436,278	218,322,401
Reinvestment of distributions	34,051,334	36,509,291
Cost of shares redeemed	(198,124,823)	(470,086,598)
Net increase (decrease) in net assets resulting from share transactions	111,362,789	(215,254,906)
Redemption fees	25,889	22,561
Total increase (decrease) in net assets	(19,156,504)	(225,344,846)
Net Assets
Beginning of period	584,635,364	809,980,210
End of period (including undistributed net investment income of $556 and undistributed net investment income of $955,180, respectively)	$565,478,860	$584,635,364
Other Information
Shares
Sold	10,264,504	8,234,396
Issued in reinvestment of distributions	1,335,122	1,431,983
Redeemed	(7,822,984)	(18,407,235)
Net increase (decrease)	3,776,642	(8,740,856)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Banking Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$26.24	$26.11	$20.58	$17.83	$18.92
Income from Investment Operations
Net investment income (loss)B	.33	.30	.29	.26	.09
Net realized and unrealized gain (loss)	(3.43)	1.04	5.97	2.73	(1.11)
Total from investment operations	(3.10)	1.34	6.26	2.99	(1.02)
Distributions from net investment income	(.28)	(.34)	(.20)	(.24)	(.07)
Distributions from net realized gain	(1.16)	(.87)	(.53)	–	–
Total distributions	(1.44)	(1.21)	(.73)	(.24)	(.07)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$21.70	$26.24	$26.11	$20.58	$17.83
Total ReturnD	(12.57)%	5.30%	30.48%	16.86%	(5.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.80%	.81%	.85%	.88%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.85%	.88%
Expenses net of all reductions	.79%	.79%	.80%	.83%	.87%
Net investment income (loss)	1.27%	1.14%	1.22%	1.37%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$565,479	$584,635	$809,980	$530,562	$429,747
Portfolio turnover rateG	63%	65%	91%	69%	91%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	(22.23)%	2.97%	1.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,103	Brokerage and Investment Management Portfolio
$18,666	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Daniel Dittler, who became Portfolio Manager on February 1, 2016:  For the year, the fund returned -22.23%, beating the -24.78% return of its benchmark, the MSCI U.S. IMI Capital Markets 25/50 Index, as sliding stock prices and heightened market volatility pressured the industry, especially in the first two months of 2016. Both the fund and benchmark lagged the S&P 500® by a wide margin. Security selection in investment banking & brokerage and an out-of-index stake in the specialized finance group helped the fund versus the industry benchmark, while picks in the asset management & custody banks segment hurt. Top individual contributors included Investment Technology Group (ITG), an electronic trading platform and top holding at period end, which rebounded after settling an investigation with the Securities and Exchange Commission. In specialized finance, an out-of-index stake in Nasdaq stood out as the stock-exchange operator’s service-oriented businesses helped drive an increase in fourth-quarter revenue that lifted the stock. By contrast, a late-period investment in money manager Legg Mason – another top holding at period end – hindered relative performance as the share price was cut almost in half. A sizable investment in Artisan Partners Asset Management also fell sharply due to the company’s asset capacity constraints.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
BlackRock, Inc. Class A	9.1	6.1
Invesco Ltd.	8.6	6.8
E*TRADE Financial Corp.	6.4	6.8
Investment Technology Group, Inc.	5.3	0.0
Legg Mason, Inc.	5.1	1.3
Bank of New York Mellon Corp.	5.1	0.8
Morgan Stanley	5.1	0.0
Virtu Financial, Inc. Class A	4.6	0.0
Franklin Resources, Inc.	3.7	0.8
Affiliated Managers Group, Inc.	3.6	6.2
	56.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Capital Markets	87.2%
Diversified Financial Services	6.0%
Consumer Finance	1.0%
All Others*	5.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Capital Markets	88.9%
Banks	5.2%
Diversified Financial Services	2.7%
Insurance	1.0%
All Others*	2.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Brokerage and Investment Management Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Capital Markets - 87.2%
Asset Management & Custody Banks - 57.8%
Affiliated Managers Group, Inc. (a)	80,800	$11,206,152
Apollo Global Management LLC Class A	448,700	6,977,285
Bank of New York Mellon Corp.	447,147	15,824,532
BlackRock, Inc. Class A	90,200	28,138,792
Cohen & Steers, Inc.	152,300	4,739,576
Diamond Hill Investment Group, Inc.	50,000	8,450,000
Franklin Resources, Inc.	317,800	11,393,130
GAMCO Investors, Inc. Class A	44,757	1,554,858
Invesco Ltd.	1,000,000	26,740,000
Legg Mason, Inc.	560,542	16,009,080
Northern Trust Corp.	173,400	10,296,492
NorthStar Asset Management Group, Inc.	618,800	6,763,484
Och-Ziff Capital Management Group LLC Class A	473,700	2,084,280
State Street Corp.	129,700	7,104,966
T. Rowe Price Group, Inc.	133,800	9,246,918
Virtus Investment Partners, Inc.	104,271	9,573,121
WisdomTree Investments, Inc. (b)	280,600	3,325,110
		179,427,776
Investment Banking & Brokerage - 29.4%
BGC Partners, Inc. Class A	1,207,300	10,431,072
E*TRADE Financial Corp. (a)	845,300	19,830,738
Goldman Sachs Group, Inc.	52,600	7,865,278
Interactive Brokers Group, Inc.	126,400	4,319,088
Investment Technology Group, Inc.	899,600	16,480,672
Morgan Stanley	639,100	15,785,770
TD Ameritrade Holding Corp.	82,000	2,343,560
Virtu Financial, Inc. Class A	635,200	14,171,312
		91,227,490

TOTAL CAPITAL MARKETS		270,655,266

Consumer Finance - 1.0%
Consumer Finance - 1.0%
OneMain Holdings, Inc. (a)	140,500	3,171,085
Diversified Financial Services - 6.0%
Specialized Finance - 6.0%
CBOE Holdings, Inc.	24,400	1,525,000
CME Group, Inc.	62,600	5,724,144
Markit Ltd. (a)	136,500	3,797,430
The NASDAQ OMX Group, Inc.	119,400	7,556,826
		18,603,400
TOTAL COMMON STOCKS
(Cost $308,802,540)		292,429,751

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.40% (c)	9,261,163	9,261,163
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	2,699,900	2,699,900
TOTAL MONEY MARKET FUNDS
(Cost $11,961,063)		11,961,063
TOTAL INVESTMENT PORTFOLIO - 98.0%
(Cost $320,763,603)		304,390,814
NET OTHER ASSETS (LIABILITIES) - 2.0%		6,179,271
NET ASSETS - 100%		$310,570,085

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,119
Fidelity Securities Lending Cash Central Fund	5,348
Total	$28,467

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $2,611,740) — See accompanying schedule: Unaffiliated issuers (cost $308,802,540)	$292,429,751
Fidelity Central Funds (cost $11,961,063)	11,961,063
Total Investments (cost $320,763,603)		$304,390,814
Receivable for investments sold		13,935,279
Receivable for fund shares sold		89,077
Dividends receivable		688,912
Distributions receivable from Fidelity Central Funds		3,286
Prepaid expenses		1,953
Other receivables		23,895
Total assets		319,133,216
Liabilities
Payable for investments purchased	$5,352,488
Payable for fund shares redeemed	251,998
Accrued management fee	141,203
Other affiliated payables	69,073
Other payables and accrued expenses	48,469
Collateral on securities loaned, at value	2,699,900
Total liabilities		8,563,131
Net Assets		$310,570,085
Net Assets consist of:
Paid in capital		$335,023,555
Distributions in excess of net investment income		(14,596)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,066,085)
Net unrealized appreciation (depreciation) on investments		(16,372,789)
Net Assets, for 5,682,794 shares outstanding		$310,570,085
Net Asset Value, offering price and redemption price per share ($310,570,085 ÷ 5,682,794 shares)		$54.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$8,732,586
Income from Fidelity Central Funds		28,467
Total income		8,761,053
Expenses
Management fee	$2,659,279
Transfer agent fees	926,173
Accounting and security lending fees	184,708
Custodian fees and expenses	7,253
Independent trustees' compensation	8,761
Registration fees	20,756
Audit	41,794
Legal	7,798
Interest	314
Miscellaneous	7,129
Total expenses before reductions	3,863,965
Expense reductions	(55,320)	3,808,645
Net investment income (loss)		4,952,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,751,273
Foreign currency transactions	8,357
Total net realized gain (loss)		12,759,630
Change in net unrealized appreciation (depreciation) on investment securities		(125,830,585)
Net gain (loss)		(113,070,955)
Net increase (decrease) in net assets resulting from operations		$(108,118,547)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,952,408	$8,290,929
Net realized gain (loss)	12,759,630	17,201,741
Change in net unrealized appreciation (depreciation)	(125,830,585)	15,368,811
Net increase (decrease) in net assets resulting from operations	(108,118,547)	40,861,481
Distributions to shareholders from net investment income	(4,622,816)	(6,687,809)
Distributions to shareholders from net realized gain	(21,141,799)	(13,758,502)
Total distributions	(25,764,615)	(20,446,311)
Share transactions
Proceeds from sales of shares	46,082,867	44,436,800
Reinvestment of distributions	24,647,782	19,563,162
Cost of shares redeemed	(204,236,777)	(340,693,447)
Net increase (decrease) in net assets resulting from share transactions	(133,506,128)	(276,693,485)
Redemption fees	6,244	9,496
Total increase (decrease) in net assets	(267,383,046)	(256,268,819)
Net Assets
Beginning of period	577,953,131	834,221,950
End of period (including distributions in excess of net investment income of $14,596 and undistributed net investment income of $684,052, respectively)	$310,570,085	$577,953,131
Other Information
Shares
Sold	640,049	606,214
Issued in reinvestment of distributions	382,319	261,782
Redeemed	(3,068,358)	(4,726,727)
Net increase (decrease)	(2,045,990)	(3,858,731)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Brokerage and Investment Management Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$74.78	$71.99	$55.99	$47.28	$54.11
Income from Investment Operations
Net investment income (loss)B	.72	.96	.99	1.31	.26
Net realized and unrealized gain (loss)	(16.77)	4.39	15.41	8.52	(6.56)
Total from investment operations	(16.05)	5.35	16.40	9.83	(6.30)
Distributions from net investment income	(.74)	(.83)	(.39)	(1.12)	(.53)
Distributions from net realized gain	(3.34)	(1.73)	(.02)	–	–
Total distributions	(4.08)	(2.56)	(.40)C	(1.12)	(.53)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$54.65	$74.78	$71.99	$55.99	$47.28
Total ReturnE	(22.23)%	7.43%	29.29%	21.08%	(11.51)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.79%	.82%	.87%	.89%
Expenses net of fee waivers, if any	.79%	.79%	.82%	.87%	.89%
Expenses net of all reductions	.78%	.79%	.80%	.78%	.85%
Net investment income (loss)	1.02%	1.32%	1.52%	2.72%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$310,570	$577,953	$834,222	$604,773	$413,228
Portfolio turnover rateH	67%	31%	182%	308%	294%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.40 per share is comprised of distributions from net investment income of $.388 and distributions from net realized gain of $.016 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio	(14.01)%	8.91%	(6.83)%

 Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$4,931	Consumer Finance Portfolio
$18,666	S&P 500® Index

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Shilpa Mehra:  For the year, the fund returned -14.01%, topping the -16.11% return of the S&P® Consumer Finance Index, but lagging the S&P 500® by a wide margin. Consumer finance stocks trailed the S&P 500® largely because of worries that credit losses would increase. An overweighting in data processing & outsourced services and positioning in consumer finance helped the fund’s result versus the industry index, whereas stocks picks and an underweighting in thrifts & mortgage finance hurt. Individual contributors included non-index positions in card processors Total System Services (TSYS) and Global Payments. TSYS shares gained from increased credit card issuance and transaction volumes. Global Payments benefited because recent acquisitions helped enhance its earnings growth and cash flows. Also, within the data processing & outsourced services segment, Visa saw its stock lifted by favorable secular tailwinds and the proposed acquisition of Visa Europe. Visa was the fund’s largest holding in absolute terms this period. Conversely, untimely positioning in Astoria Financial and negligible exposure to Flagstar Bancorp – two thrifts and index members – hampered the fund’s relative result as both stocks climbed in anticipation of higher interest rates. The fund lost ground from not owning Astoria when an activist investor’s involvement spurred an added gain, and then holding it later when the stock declined. Flagstar’s shares also benefited from rising mortgage volumes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Finance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	8.1	9.6
MasterCard, Inc. Class A	6.7	6.5
Annaly Capital Management, Inc.	5.9	1.5
Synchrony Financial	5.5	0.0
Capital One Financial Corp.	4.7	5.7
Ally Financial, Inc.	4.7	4.5
American Capital Agency Corp.	4.5	3.8
Discover Financial Services	4.4	2.4
TFS Financial Corp.	3.9	3.6
New York Community Bancorp, Inc.	3.6	3.0
	52.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Consumer Finance	36.6%
IT Services	25.2%
Real Estate Investment Trusts	18.7%
Thrifts & Mortgage Finance	18.1%
Professional Services	1.0%
All Others*	0.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Consumer Finance	34.8%
IT Services	29.3%
Thrifts & Mortgage Finance	20.0%
Real Estate Investment Trusts	12.0%
Diversified Financial Services	2.2%
All Others*	1.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Consumer Finance Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
Consumer Finance - 36.6%
Consumer Finance - 36.6%
Ally Financial, Inc. (a)	229,500	$4,034,610
American Express Co.	45,200	2,512,216
Capital One Financial Corp.	62,100	4,081,833
Cash America International, Inc.	11,919	401,551
Credit Acceptance Corp. (a)(b)	11,075	2,182,550
Discover Financial Services	82,400	3,825,008
First Cash Financial Services, Inc.	10,900	459,653
Navient Corp.	268,400	2,906,772
Nelnet, Inc. Class A	24,800	932,480
OneMain Holdings, Inc. (a)	88,100	1,988,417
Santander Consumer U.S.A. Holdings, Inc. (a)	179,600	1,840,900
SLM Corp. (a)	311,500	1,819,160
Synchrony Financial (a)	176,200	4,748,590
		31,733,740
Diversified Financial Services - 0.6%
Specialized Finance - 0.6%
Element Financial Corp.	44,000	466,016
IT Services - 25.2%
Data Processing & Outsourced Services - 25.2%
Alliance Data Systems Corp. (a)	2,200	462,286
Blackhawk Network Holdings, Inc. (a)	45,800	1,549,872
Euronet Worldwide, Inc. (a)	10,100	661,954
EVERTEC, Inc.	5,800	69,020
First Data Corp. Class A (a)	24,500	306,250
Fiserv, Inc. (a)	6,200	592,906
FleetCor Technologies, Inc. (a)	6,200	791,678
Global Payments, Inc.	47,200	2,876,840
MasterCard, Inc. Class A	67,300	5,849,716
Total System Services, Inc.	17,400	758,292
Vantiv, Inc. (a)	6,500	338,260
Visa, Inc. Class A	97,536	7,060,630
Worldline SA (a)(c)	22,500	508,747
		21,826,451
Professional Services - 1.0%
Research & Consulting Services - 1.0%
Equifax, Inc.	8,500	891,480
Real Estate Investment Trusts - 18.7%
Mortgage REITs - 18.7%
Altisource Residential Corp. Class B	30,800	288,904
American Capital Agency Corp.	216,600	3,913,962
Annaly Capital Management, Inc.	504,600	5,111,598
Capstead Mortgage Corp.	37,300	362,183
Chimera Investment Corp.	131,280	1,710,578
Hatteras Financial Corp.	41,700	573,375
Invesco Mortgage Capital, Inc.	52,057	588,765
MFA Financial, Inc.	200,400	1,364,724
New Residential Investment Corp.	107,850	1,262,924
PennyMac Mortgage Investment Trust	31,100	409,276
Redwood Trust, Inc.	51,800	615,902
		16,202,191
Thrifts & Mortgage Finance - 18.1%
Thrifts & Mortgage Finance - 18.1%
Astoria Financial Corp.	38,600	574,754
BofI Holding, Inc. (a)(b)	28,200	522,546
Capitol Federal Financial, Inc.	31,000	389,670
EverBank Financial Corp.	46,400	604,128
Flagstar Bancorp, Inc. (a)	300	5,760
Kearny Financial Corp.	47,800	572,166
Meridian Bancorp, Inc.	73,900	1,019,081
MGIC Investment Corp. (a)	201,228	1,376,400
Nationstar Mortgage Holdings, Inc. (a)	62,900	743,478
New York Community Bancorp, Inc.	207,900	3,145,527
Northfield Bancorp, Inc.	200	3,142
Ocwen Financial Corp. (a)(b)	47,800	181,162
PHH Corp. (a)	18,000	163,260
Provident Financial Services, Inc.	8,000	148,720
Radian Group, Inc.	117,765	1,271,862
TFS Financial Corp.	197,800	3,342,820
Washington Federal, Inc.	41,600	881,504
WSFS Financial Corp.	22,700	687,810
		15,633,790
TOTAL COMMON STOCKS
(Cost $85,053,853)		86,753,668

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.40% (d)	329,299	329,299
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	2,983,560	2,983,560
TOTAL MONEY MARKET FUNDS
(Cost $3,312,859)		3,312,859
TOTAL INVESTMENT PORTFOLIO - 104.0%
(Cost $88,366,712)		90,066,527
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(3,423,589)
NET ASSETS - 100%		$86,642,938

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $508,747 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$709
Fidelity Securities Lending Cash Central Fund	100,632
Total	$101,341

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $2,824,255) — See accompanying schedule: Unaffiliated issuers (cost $85,053,853)	$86,753,668
Fidelity Central Funds (cost $3,312,859)	3,312,859
Total Investments (cost $88,366,712)		$90,066,527
Receivable for fund shares sold		20,547
Dividends receivable		63,732
Distributions receivable from Fidelity Central Funds		19,361
Prepaid expenses		441
Other receivables		19
Total assets		90,170,627
Liabilities
Payable for investments purchased	$211,379
Payable for fund shares redeemed	236,709
Accrued management fee	38,848
Other affiliated payables	23,983
Other payables and accrued expenses	33,210
Collateral on securities loaned, at value	2,983,560
Total liabilities		3,527,689
Net Assets		$86,642,938
Net Assets consist of:
Paid in capital		$95,016,153
Undistributed net investment income		206,127
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,279,157)
Net unrealized appreciation (depreciation) on investments		1,699,815
Net Assets, for 7,921,900 shares outstanding		$86,642,938
Net Asset Value, offering price and redemption price per share ($86,642,938 ÷ 7,921,900 shares)		$10.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$2,737,620
Income from Fidelity Central Funds		101,341
Total income		2,838,961
Expenses
Management fee	$641,187
Transfer agent fees	294,553
Accounting and security lending fees	47,040
Custodian fees and expenses	4,618
Independent trustees' compensation	2,224
Registration fees	17,839
Audit	41,578
Legal	2,446
Miscellaneous	1,730
Total expenses before reductions	1,053,215
Expense reductions	(8,072)	1,045,143
Net investment income (loss)		1,793,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,920,803
Foreign currency transactions	(504)
Total net realized gain (loss)		9,920,299
Change in net unrealized appreciation (depreciation) on investment securities		(26,199,612)
Net gain (loss)		(16,279,313)
Net increase (decrease) in net assets resulting from operations		$(14,485,495)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,793,818	$2,397,831
Net realized gain (loss)	9,920,299	33,581,035
Change in net unrealized appreciation (depreciation)	(26,199,612)	(24,753,049)
Net increase (decrease) in net assets resulting from operations	(14,485,495)	11,225,817
Distributions to shareholders from net investment income	(1,629,098)	(2,831,537)
Distributions to shareholders from net realized gain	(9,545,636)	(32,268,529)
Total distributions	(11,174,734)	(35,100,066)
Share transactions
Proceeds from sales of shares	18,405,416	25,556,687
Reinvestment of distributions	10,808,940	34,016,855
Cost of shares redeemed	(51,481,295)	(151,354,434)
Net increase (decrease) in net assets resulting from share transactions	(22,266,939)	(91,780,892)
Redemption fees	1,416	2,139
Total increase (decrease) in net assets	(47,925,752)	(115,653,002)
Net Assets
Beginning of period	134,568,690	250,221,692
End of period (including undistributed net investment income of $206,127 and undistributed net investment income of $39,403, respectively)	$86,642,938	$134,568,690
Other Information
Shares
Sold	1,360,055	1,651,346
Issued in reinvestment of distributions	831,451	2,357,659
Redeemed	(3,874,342)	(9,885,257)
Net increase (decrease)	(1,682,836)	(5,876,252)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Finance Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.01	$16.16	$15.37	$12.62	$11.97
Income from Investment Operations
Net investment income (loss)B	.20	.22	.34	.28	.22
Net realized and unrealized gain (loss)	(1.99)	.95	3.18	2.72	.64
Total from investment operations	(1.79)	1.17	3.52	3.00	.86
Distributions from net investment income	(.20)	(.30)	(.40)	(.24)	(.20)
Distributions from net realized gain	(1.08)	(3.03)	(2.33)	(.01)	(.01)
Total distributions	(1.28)	(3.32)C	(2.73)	(.25)	(.21)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$10.94	$14.01	$16.16	$15.37	$12.62
Total ReturnE	(14.01)%	7.69%	24.31%	23.92%	7.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.90%	.88%	.85%	.89%	.95%
Expenses net of fee waivers, if any	.89%	.88%	.85%	.89%	.95%
Expenses net of all reductions	.89%	.88%	.83%	.86%	.94%
Net investment income (loss)	1.53%	1.45%	2.07%	1.98%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$86,643	$134,569	$250,222	$303,556	$166,391
Portfolio turnover rateH	48%	71%	89%	79%	113%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.32 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $3.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	(14.18)%	4.85%	(1.79)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,351	Financial Services Portfolio
$18,666	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Christopher Lee:  For the year, the fund returned –14.18%, lagging the -10.52% return of the MSCI U.S. IMI Financials 25/50 Index. Shifting expectations on interest rates, concern about the strength of the global economic recovery, plunging energy prices and declining stock and high-yield bond prices weighed heavily on the sector, which lagged the S&P 500®. The fund’s lack of exposure to retail real estate investment trusts (REITs) and picks among asset management & custody banks, diversified REITs, mortgage REITs and diversified banks hampered relative performance. Individual detractors included NorthStar Realty Finance, a diversified REIT pressured by its high debt, and Altisource Residential, a mortgage REIT hurt by a change in strategy. Elsewhere, shares of subprime lender OneMain Holdings lost about half their value because of growing concern that defaults and delinquencies would increase industry-wide. Exposure to the out-of-index data processing & outsourced services segment, as well as positioning in healthcare REITs and investment banking & brokerage aided relative performance. Standouts included Public Storage, a U.S-focused self-storage provider and specialized REIT that benefited from improved domestic economic growth and a lack of new industry supply. Top holding Chubb, a property & casualty insurer, also helped, gaining from a competitor’s $28 billion buyout offer last summer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	5.5	4.9
Bank of America Corp.	5.0	5.6
JPMorgan Chase & Co.	4.9	5.6
Citigroup, Inc.	4.5	5.5
Chubb Ltd.	3.9	2.7
U.S. Bancorp	3.7	4.1
American Tower Corp.	3.4	3.3
Wells Fargo & Co.	3.3	3.7
Capital One Financial Corp.	3.2	3.6
Allstate Corp.	2.6	2.4
	40.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Banks	27.4%
Real Estate Investment Trusts	17.3%
Insurance	16.4%
Diversified Financial Services	7.8%
Capital Markets	7.7%
All Others*	23.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Banks	32.0%
Real Estate Investment Trusts	13.9%
Insurance	12.4%
Capital Markets	10.9%
Diversified Financial Services	8.8%
All Others*	22.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Financial Services Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
Banks - 27.4%
Diversified Banks - 22.3%
Bank of America Corp.	4,156,017	$52,033,333
Citigroup, Inc.	1,210,280	47,019,378
Comerica, Inc.	279,600	9,444,888
JPMorgan Chase & Co.	907,310	51,081,553
U.S. Bancorp	998,184	38,450,048
Wells Fargo & Co.	748,601	35,124,359
		233,153,559
Regional Banks - 5.1%
CoBiz, Inc.	426,665	4,629,315
Huntington Bancshares, Inc.	1,029,800	9,010,750
M&T Bank Corp.	151,600	15,546,580
Popular, Inc.	338,000	8,957,000
SunTrust Banks, Inc.	457,700	15,186,486
		53,330,131

TOTAL BANKS		286,483,690

Capital Markets - 7.7%
Asset Management & Custody Banks - 4.9%
Affiliated Managers Group, Inc. (a)	59,483	8,249,697
Artisan Partners Asset Management, Inc.	226,900	6,439,422
Invesco Ltd.	457,710	12,239,165
Northern Trust Corp.	204,200	12,125,396
Oaktree Capital Group LLC Class A	214,700	9,854,730
The Blackstone Group LP	72,204	1,875,138
		50,783,548
Investment Banking & Brokerage - 2.8%
E*TRADE Financial Corp. (a)	408,344	9,579,750
Goldman Sachs Group, Inc.	131,500	19,663,195
		29,242,945

TOTAL CAPITAL MARKETS		80,026,493

Consumer Finance - 6.4%
Consumer Finance - 6.4%
American Express Co.	228,900	12,722,262
Capital One Financial Corp.	499,116	32,806,895
OneMain Holdings, Inc. (a)	297,413	6,712,611
Synchrony Financial (a)	527,000	14,202,650
		66,444,418
Diversified Consumer Services - 1.2%
Specialized Consumer Services - 1.2%
H&R Block, Inc.	374,272	12,306,063
Diversified Financial Services - 7.8%
Multi-Sector Holdings - 5.5%
Berkshire Hathaway, Inc. Class B (a)	429,690	57,651,507
Specialized Finance - 2.3%
IntercontinentalExchange, Inc.	100,647	24,000,284

TOTAL DIVERSIFIED FINANCIAL SERVICES		81,651,791

Insurance - 16.4%
Insurance Brokers - 4.1%
Brown & Brown, Inc.	549,300	17,747,883
Marsh & McLennan Companies, Inc.	431,064	24,592,201
		42,340,084
Life & Health Insurance - 2.1%
Torchmark Corp.	419,000	21,461,180
Property & Casualty Insurance - 10.2%
Allied World Assurance Co. Holdings AG	471,300	15,265,407
Allstate Corp.	431,000	27,351,260
Chubb Ltd.	349,490	40,376,580
FNF Group	726,000	23,943,480
		106,936,727

TOTAL INSURANCE		170,737,991

IT Services - 5.7%
Data Processing & Outsourced Services - 5.7%
MasterCard, Inc. Class A	171,600	14,915,472
PayPal Holdings, Inc. (a)	185,000	7,055,900
The Western Union Co.	686,572	12,536,805
Visa, Inc. Class A	340,300	24,634,317
		59,142,494
Professional Services - 0.5%
Research & Consulting Services - 0.5%
Verisk Analytics, Inc. (a)	79,400	5,783,496
Real Estate Investment Trusts - 17.3%
Health Care REIT's - 2.1%
Ventas, Inc.	397,000	22,100,990
Mortgage REITs - 2.8%
Altisource Residential Corp. Class B	686,600	6,440,308
American Capital Agency Corp.	411,900	7,443,033
Redwood Trust, Inc.	778,086	9,251,443
Two Harbors Investment Corp.	786,100	6,092,275
		29,227,059
Office REITs - 1.8%
Boston Properties, Inc.	164,800	18,810,272
Residential REITs - 4.0%
American Campus Communities, Inc.	183,100	8,014,287
Equity Residential (SBI)	204,200	15,210,858
Essex Property Trust, Inc.	36,600	7,659,648
UDR, Inc.	310,100	10,645,733
		41,530,526
Specialized REITs - 6.6%
American Tower Corp.	385,672	35,558,958
Outfront Media, Inc.	340,329	6,959,728
Public Storage	104,300	26,021,807
		68,540,493

TOTAL REAL ESTATE INVESTMENT TRUSTS		180,209,340

Real Estate Management & Development - 1.7%
Real Estate Services - 1.7%
CBRE Group, Inc. (a)	188,631	4,793,114
Realogy Holdings Corp. (a)	411,900	13,168,443
		17,961,557
Thrifts & Mortgage Finance - 0.6%
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)	593,000	4,056,120
Radian Group, Inc.	196,500	2,122,200
		6,178,320
Trading Companies & Distributors - 1.1%
Trading Companies & Distributors - 1.1%
AerCap Holdings NV (a)	335,400	11,983,842
TOTAL COMMON STOCKS
(Cost $987,002,826)		978,909,495

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.40% (b)
(Cost $56,415,150)	56,415,150	56,415,150
TOTAL INVESTMENT PORTFOLIO - 99.2%
(Cost $1,043,417,976)		1,035,324,645
NET OTHER ASSETS (LIABILITIES) - 0.8%		8,248,931
NET ASSETS - 100%		$1,043,573,576

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$104,227
Fidelity Securities Lending Cash Central Fund	31,466
Total	$135,693

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $987,002,826)	$978,909,495
Fidelity Central Funds (cost $56,415,150)	56,415,150
Total Investments (cost $1,043,417,976)		$1,035,324,645
Receivable for investments sold		11,762,796
Receivable for fund shares sold		264,810
Dividends receivable		1,019,145
Distributions receivable from Fidelity Central Funds		16,157
Prepaid expenses		4,831
Other receivables		14,299
Total assets		1,048,406,683
Liabilities
Payable for investments purchased	$3,360,626
Payable for fund shares redeemed	757,617
Accrued management fee	481,181
Other affiliated payables	190,601
Other payables and accrued expenses	43,082
Total liabilities		4,833,107
Net Assets		$1,043,573,576
Net Assets consist of:
Paid in capital		$1,075,953,206
Distributions in excess of net investment income		(1,045,722)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,239,693)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(8,094,215)
Net Assets, for 13,914,240 shares outstanding		$1,043,573,576
Net Asset Value, offering price and redemption price per share ($1,043,573,576 ÷ 13,914,240 shares)		$75.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$23,001,403
Income from Fidelity Central Funds		135,693
Total income		23,137,096
Expenses
Management fee	$7,197,945
Transfer agent fees	2,214,038
Accounting and security lending fees	419,203
Custodian fees and expenses	19,569
Independent trustees' compensation	24,399
Registration fees	57,542
Audit	48,202
Legal	17,085
Miscellaneous	15,004
Total expenses before reductions	10,012,987
Expense reductions	(101,786)	9,911,201
Net investment income (loss)		13,225,895
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,029,365)
Foreign currency transactions	230,126
Total net realized gain (loss)		(8,799,239)
Change in net unrealized appreciation (depreciation) on: Investment securities	(195,194,326)
Assets and liabilities in foreign currencies	(176)
Total change in net unrealized appreciation (depreciation)		(195,194,502)
Net gain (loss)		(203,993,741)
Net increase (decrease) in net assets resulting from operations		$(190,767,846)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,225,895	$11,683,837
Net realized gain (loss)	(8,799,239)	23,337,403
Change in net unrealized appreciation (depreciation)	(195,194,502)	97,277,423
Net increase (decrease) in net assets resulting from operations	(190,767,846)	132,298,663
Distributions to shareholders from net investment income	(11,432,858)	(13,087,799)
Distributions to shareholders from net realized gain	(8,681,321)	(11,512,848)
Total distributions	(20,114,179)	(24,600,647)
Share transactions
Proceeds from sales of shares	127,816,905	1,131,831,200
Reinvestment of distributions	19,783,396	24,263,067
Cost of shares redeemed	(278,642,814)	(657,834,771)
Net increase (decrease) in net assets resulting from share transactions	(131,042,513)	498,259,496
Redemption fees	8,557	7,756
Total increase (decrease) in net assets	(341,915,981)	605,965,268
Net Assets
Beginning of period	1,385,489,557	779,524,289
End of period (including distributions in excess of net investment income of $1,045,722 and distributions in excess of net investment income of $1,448,929, respectively)	$1,043,573,576	$1,385,489,557
Other Information
Shares
Sold	1,462,721	13,593,841
Issued in reinvestment of distributions	239,886	273,356
Redeemed	(3,384,258)	(7,906,401)
Net increase (decrease)	(1,681,651)	5,960,796

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Financial Services Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$88.84	$80.90	$65.56	$57.57	$62.81
Income from Investment Operations
Net investment income (loss)B	.87	.84	1.06	.99	.21
Net realized and unrealized gain (loss)	(13.34)	8.75	15.03	7.75	(5.31)
Total from investment operations	(12.47)	9.59	16.09	8.74	(5.10)
Distributions from net investment income	(.78)	(.89)	(.75)	(.75)	(.14)
Distributions from net realized gain	(.59)	(.76)	–	–	–
Total distributions	(1.37)	(1.65)	(.75)	(.75)	(.14)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$75.00	$88.84	$80.90	$65.56	$57.57
Total ReturnD	(14.18)%	11.87%	24.56%	15.26%	(8.07)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.78%	.83%	.87%	.90%
Expenses net of fee waivers, if any	.76%	.78%	.83%	.87%	.90%
Expenses net of all reductions	.75%	.78%	.81%	.78%	.84%
Net investment income (loss)	1.01%	.99%	1.43%	1.66%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$1,043,574	$1,385,490	$779,524	$616,059	$439,012
Portfolio turnover rateG	55%	42%H	197%	271%	384%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	(2.54)%	10.30%	3.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,240	Insurance Portfolio
$18,666	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Peter Deutsche:  For the year, the fund returned -2.54%, versus the -1.83% return of its industry benchmark, the MSCI U.S. IMI Insurance 25/50 Index. The insurance industry benchmark was dragged lower by the life & health insurance group, but still outperformed the S&P 500®, thanks to solid gains from the property & casualty (P&C) insurance and reinsurance segments. The fund’s stock picks and an underweighting in P&C, however, cost the fund ground versus the MSCI benchmark. In particular, not owning some mid-cap index components, including Cincinnati Financial, detracted, as an investor flight to safety and merger-and-acquisition speculation drove share price gains. An underweighting in reinsurance also had a negative impact versus the benchmark, as the stocks there rallied. In addition, an overweighting in life & health insurance and poor picks in several segments including multi-line insurance hurt relative return. By contrast, security selection in the life & health insurance group aided relative performance. The fund gained the most from being underexposed to life insurer Lincoln National, which saw its stock pressured by declining equity markets, continued-low interest rates and risks related to its energy exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Chubb Ltd.	10.4	6.5
American International Group, Inc.	10.1	12.1
MetLife, Inc.	6.6	8.0
AFLAC, Inc.	5.4	5.1
Marsh & McLennan Companies, Inc.	5.4	5.0
The Travelers Companies, Inc.	5.3	4.8
Pricoa Global Funding I	4.6	5.5
Allstate Corp.	4.2	4.2
Aon PLC	3.3	2.6
Principal Financial Group, Inc.	2.8	2.9
	58.1

Top Industries (% of fund's net assets)

As of February 29, 2016
Insurance	91.2%
Diversified Financial Services	2.5%
Capital Markets	1.3%
Consumer Finance	0.3%
Banks	0.2%
All Others*	4.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Insurance	92.8%
Diversified Financial Services	2.1%
Thrifts & Mortgage Finance	0.7%
Capital Markets	0.4%
All Others*	4.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Insurance Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Banks - 0.2%
Regional Banks - 0.2%
Hilltop Holdings, Inc. (a)	500	$8,340
Huntington Bancshares, Inc.	126,800	1,109,500
		1,117,840
Capital Markets - 1.3%
Asset Management & Custody Banks - 1.3%
Apollo Global Management LLC Class A	153,444	2,386,054
Ares Management LP	285,549	3,398,033
		5,784,087
Consumer Finance - 0.3%
Consumer Finance - 0.3%
J.G. Wentworth Co. (a)(b)	179,100	227,457
OneMain Holdings, Inc. (a)	51,100	1,153,327
		1,380,784
Diversified Financial Services - 2.5%
Multi-Sector Holdings - 2.5%
Berkshire Hathaway, Inc. Class B (a)	85,700	11,498,369
Hotels, Restaurants & Leisure - 0.0%
Restaurants - 0.0%
J. Alexanders Holdings, Inc. (a)	3,678	38,178
Insurance - 91.2%
Insurance Brokers - 14.6%
Aon PLC	161,700	15,408,393
Arthur J. Gallagher & Co.	194,100	7,734,885
Brown & Brown, Inc.	330,500	10,678,455
Marsh & McLennan Companies, Inc.	433,600	24,736,880
Willis Group Holdings PLC	76,828	8,706,149
		67,264,762
Life & Health Insurance - 25.9%
AFLAC, Inc.	419,500	24,968,640
CNO Financial Group, Inc.	206,300	3,595,809
FBL Financial Group, Inc. Class A	300	17,253
Genworth Financial, Inc. Class A (a)	749,300	1,588,516
Japan Post Holdings Co. Ltd. (a)	20,300	258,523
Lincoln National Corp.	53,300	1,947,049
MetLife, Inc.	769,275	30,432,519
Phoenix Companies, Inc. (a)	33,458	1,234,600
Pricoa Global Funding I	318,089	21,022,502
Primerica, Inc.	50,700	2,139,033
Principal Financial Group, Inc.	346,800	13,112,508
StanCorp Financial Group, Inc.	35,300	4,055,970
Torchmark Corp.	112,200	5,746,884
Unum Group	314,961	8,985,837
		119,105,643
Multi-Line Insurance - 14.3%
American International Group, Inc.	926,900	46,530,380
Assurant, Inc.	53,600	3,810,960
Hartford Financial Services Group, Inc.	259,500	10,930,140
Loews Corp.	101,300	3,682,255
Zurich Insurance Group AG	3,737	791,538
		65,745,273
Property & Casualty Insurance - 32.8%
Allied World Assurance Co. Holdings AG	261,400	8,466,746
Allstate Corp.	307,200	19,494,912
AmTrust Financial Services, Inc.	74,800	1,828,860
Arch Capital Group Ltd. (a)	10,300	699,782
Argo Group International Holdings, Ltd.	15,710	875,518
Aspen Insurance Holdings Ltd.	33,000	1,474,770
Assured Guaranty Ltd.	119,000	2,952,390
Axis Capital Holdings Ltd.	16,200	870,102
Beazley PLC	20,596	102,999
Chubb Ltd.	413,805	47,806,893
Employers Holdings, Inc.	800	22,208
esure Group PLC	174,900	605,178
First American Financial Corp.	71,400	2,643,942
FNF Group	123,600	4,076,328
FNFV Group (a)	21,299	216,611
Hanover Insurance Group, Inc.	50,000	4,147,500
Hiscox Ltd.	143,820	1,947,711
Markel Corp. (a)	9,000	7,710,390
MBIA, Inc. (a)(b)	96,000	658,560
Mercury General Corp.	200	10,516
ProAssurance Corp.	60,900	3,002,979
Progressive Corp.	198,700	6,342,504
Selective Insurance Group, Inc.	23,900	802,562
The Travelers Companies, Inc.	226,700	24,374,784
W.R. Berkley Corp.	25,000	1,287,500
White Mountains Insurance Group Ltd.	400	306,744
XL Group PLC Class A	236,300	8,123,994
		150,852,983
Reinsurance - 3.6%
Alleghany Corp. (a)	4,125	1,913,918
Everest Re Group Ltd.	3,200	595,616
Maiden Holdings Ltd.	700	8,379
Muenchener Rueckversicherungs AG	8,400	1,658,993
PartnerRe Ltd.	16,100	2,258,347
Reinsurance Group of America, Inc.	85,533	7,706,523
Validus Holdings Ltd.	50,500	2,267,955
		16,409,731

TOTAL INSURANCE		419,378,392

TOTAL COMMON STOCKS
(Cost $378,991,810)		439,197,650

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.40% (c)	18,409,320	18,409,320
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	620,775	620,775
TOTAL MONEY MARKET FUNDS
(Cost $19,030,095)		19,030,095
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $398,021,905)		458,227,745
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,626,540
NET ASSETS - 100%		$459,854,285

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,773
Fidelity Securities Lending Cash Central Fund	12,929
Total	$48,702

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$439,197,650	$438,147,589	$1,050,061	$--
Money Market Funds	19,030,095	19,030,095	--	--
Total Investments in Securities:	$458,227,745	$457,177,684	$1,050,061	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.8%
Switzerland	12.4%
United Kingdom	3.4%
Bermuda	3.1%
Ireland	1.8%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $614,403) — See accompanying schedule: Unaffiliated issuers (cost $378,991,810)	$439,197,650
Fidelity Central Funds (cost $19,030,095)	19,030,095
Total Investments (cost $398,021,905)		$458,227,745
Receivable for investments sold		918,375
Receivable for fund shares sold		1,400,886
Dividends receivable		883,301
Distributions receivable from Fidelity Central Funds		6,582
Prepaid expenses		1,463
Other receivables		1,463
Total assets		461,439,815
Liabilities
Payable for fund shares redeemed	630,634
Accrued management fee	208,252
Other affiliated payables	88,693
Other payables and accrued expenses	37,176
Collateral on securities loaned, at value	620,775
Total liabilities		1,585,530
Net Assets		$459,854,285
Net Assets consist of:
Paid in capital		$391,778,380
Undistributed net investment income		1,074,249
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,795,840
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,205,816
Net Assets, for 7,282,421 shares outstanding		$459,854,285
Net Asset Value, offering price and redemption price per share ($459,854,285 ÷ 7,282,421 shares)		$63.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$9,326,922
Interest		39
Income from Fidelity Central Funds		48,702
Total income		9,375,663
Expenses
Management fee	$2,429,940
Transfer agent fees	840,028
Accounting and security lending fees	172,587
Custodian fees and expenses	9,046
Independent trustees' compensation	8,076
Registration fees	39,336
Audit	40,934
Legal	5,051
Miscellaneous	4,669
Total expenses before reductions	3,549,667
Expense reductions	(22,491)	3,527,176
Net investment income (loss)		5,848,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,991,696
Foreign currency transactions	10,797
Total net realized gain (loss)		16,002,493
Change in net unrealized appreciation (depreciation) on: Investment securities	(40,489,504)
Assets and liabilities in foreign currencies	424
Total change in net unrealized appreciation (depreciation)		(40,489,080)
Net gain (loss)		(24,486,587)
Net increase (decrease) in net assets resulting from operations		$(18,638,100)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,848,487	$5,759,496
Net realized gain (loss)	16,002,493	22,107,850
Change in net unrealized appreciation (depreciation)	(40,489,080)	21,060,837
Net increase (decrease) in net assets resulting from operations	(18,638,100)	48,928,183
Distributions to shareholders from net investment income	(5,125,338)	(5,518,736)
Distributions to shareholders from net realized gain	(9,186,244)	(37,396,850)
Total distributions	(14,311,582)	(42,915,586)
Share transactions
Proceeds from sales of shares	203,320,374	86,312,878
Reinvestment of distributions	13,796,466	41,742,628
Cost of shares redeemed	(126,141,777)	(162,737,537)
Net increase (decrease) in net assets resulting from share transactions	90,975,063	(34,682,031)
Redemption fees	10,703	5,876
Total increase (decrease) in net assets	58,036,084	(28,663,558)
Net Assets
Beginning of period	401,818,201	430,481,759
End of period (including undistributed net investment income of $1,074,249 and undistributed net investment income of $646,580, respectively)	$459,854,285	$401,818,201
Other Information
Shares
Sold	2,959,417	1,299,698
Issued in reinvestment of distributions	208,292	650,226
Redeemed	(1,894,230)	(2,455,227)
Net increase (decrease)	1,273,479	(505,303)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Insurance Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$66.87	$66.08	$56.81	$47.56	$50.04
Income from Investment Operations
Net investment income (loss)B	.89	.96	.75	.68	.43
Net realized and unrealized gain (loss)	(2.50)	7.13	13.75	10.06	(2.52)
Total from investment operations	(1.61)	8.09	14.50	10.74	(2.09)
Distributions from net investment income	(.74)	(.96)	(.61)	(.52)	(.39)
Distributions from net realized gain	(1.37)	(6.34)	(4.62)	(.97)	–
Total distributions	(2.11)	(7.30)	(5.23)	(1.49)	(.39)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$63.15	$66.87	$66.08	$56.81	$47.56
Total ReturnD	(2.54)%	13.01%	25.82%	22.91%	(4.13)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.81%	.83%	.87%	.89%
Expenses net of fee waivers, if any	.80%	.81%	.83%	.87%	.89%
Expenses net of all reductions	.80%	.81%	.82%	.85%	.88%
Net investment income (loss)	1.32%	1.44%	1.17%	1.35%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$459,854	$401,818	$430,482	$307,071	$270,776
Portfolio turnover rateG	25%	26%	126%	157%	153%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Financial Services Portfolio and Banking Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Brokerage and Investment Management Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnership, deferred trustees compensation, capital loss carryforwards and losses due to deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Banking Portfolio	$588,626,098	$45,326,994	$(67,045,607)	$(21,718,613)
Brokerage and Investment Management Portfolio	322,397,901	18,675,224	(36,682,311)	(18,007,087)
Consumer Finance Portfolio	88,928,910	13,295,903	(12,158,286)	1,137,617
Financial Services Portfolio	1,052,462,608	66,374,961	(83,512,924)	(17,137,963)
Insurance Portfolio	400,270,098	78,320,933	(20,363,286)	57,957,647

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$–	$–	$–	$(21,718,613)
Brokerage and Investment Management Portfolio	–	–	–	(18,007,087)
Consumer Finance Portfolio	206,234	2,131,955	(11,848,914)	1,137,617
Financial Services Portfolio	–	–	–	(17,138,847)
Insurance Portfolio	1,074,250	9,044,034	–	57,957,623

Due to large subscriptions in a prior period, $11,848,914 of capital losses that will be available to offset future capital gains of the Consumer Finance Portfolio will be limited to approximately $5,418,625 per year.

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to February 29, 2016. Loss deferrals were as follows:

Capital losses
Banking Portfolio	$(14,210,349)
Brokerage and Investment Management Portfolio	(6,431,788)
Financial Services Portfolio	(14,195,062)

Financial Services Portfolio intends to elect to defer to its next fiscal year $1,045,568 of ordinary losses recognized during the period January 1, 2016 to February 29, 2016.

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$9,401,634	$25,942,663	$35,344,297
Brokerage and Investment Management Portfolio	4,622,816	21,141,799	25,764,615
Consumer Finance Portfolio	1,629,098	9,545,636	11,174,734
Financial Services Portfolio	11,432,858	8,681,321	20,114,179
Insurance Portfolio	5,262,347	9,049,235	14,311,582

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$17,722,180	$19,677,551	$37,399,731
Brokerage and Investment Management Portfolio	12,494,854	7,951,457	20,446,311
Consumer Finance Portfolio	2,831,537	32,268,529	35,100,066
Financial Services Portfolio	17,091,611	7,509,036	24,600,647
Insurance Portfolio	20,370,490	22,545,096	42,915,586

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	478,167,263	399,377,275
Brokerage and Investment Management Portfolio	311,271,525	463,200,054
Consumer Finance Portfolio	55,421,261	87,428,819
Financial Services Portfolio	693,914,791	822,221,285
Insurance Portfolio	176,950,045	107,298,489

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.25%	.55%
Brokerage and Investment Management Portfolio	.30%	.25%	.55%
Consumer Finance Portfolio	.30%	.25%	.55%
Financial Services Portfolio	.30%	.25%	.55%
Insurance Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.19%
Brokerage and Investment Management Portfolio	.19%
Consumer Finance Portfolio	.25%
Financial Services Portfolio	.17%
Insurance Portfolio	.19%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$12,824
Brokerage and Investment Management Portfolio	6,371
Consumer Finance Portfolio	2,115
Financial Services Portfolio	11,836
Insurance Portfolio	1,774

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$5,315,167.36%		$314

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$921
Brokerage and Investment Management Portfolio	761
Consumer Finance Portfolio	182
Financial Services Portfolio	1,938
Insurance Portfolio	617

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Banking Portfolio	$12,083
Brokerage and Investment Management Portfolio	5,348
Consumer Finance Portfolio	100,632
Financial Services Portfolio	31,466
Insurance Portfolio	12,929

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Banking Portfolio	$33,760	$32
Brokerage and Investment Management Portfolio	36,083	–
Consumer Finance Portfolio	2,075	–
Financial Services Portfolio	68,946	45
Insurance Portfolio	9,015	10

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$20,369
Brokerage and Investment Management Portfolio	19,237
Consumer Finance Portfolio	5,997
Financial Services Portfolio	32,795
Insurance Portfolio	13,466

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	Strategic Advisers Core Fund
Banking Portfolio	13%	22%	–
Financial Services Portfolio	12%	20%	34%
Insurance Portfolio	16%	16%	–

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Banking Portfolio	43%
Financial Services Portfolio	70%
Insurance Portfolio	38%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Banking Portfolio	.79%
Actual		$1,000.00	$859.10	$3.65
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Brokerage and Investment Management Portfolio	.80%
Actual		$1,000.00	$838.70	$3.66
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Consumer Finance Portfolio	.91%
Actual		$1,000.00	$862.00	$4.21
Hypothetical-C		$1,000.00	$1,020.34	$4.57
Financial Services Portfolio	.76%
Actual		$1,000.00	$903.20	$3.60
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Insurance Portfolio	.80%
Actual		$1,000.00	$962.70	$3.90
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Financial Services Portfolio	04/18/16	04/15/16	–	–
Brokerage and Investment Management Portfolio	04/18/16	04/15/16	–	–
Insurance Portfolio	04/18/16	04/15/16	$0.144	$1.212
Consumer Finance Portfolio	04/18/16	04/15/16	$0.027	$0.280
Banking Portfolio	04/18/16	04/15/16	–	–

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year:

Financial Services Portfolio	$9,550,634
Brokerage and Investment Management Portfolio	$20,495,026
Insurance Portfolio	$15,628,077
Consumer Finance Portfolio	$4,577,040
Banking Portfolio	$13,028,776

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Financial Services Portfolio	–	100%
Brokerage and Investment Management Portfolio	94%	100%
Insurance Portfolio	100%	100%
Consumer Finance Portfolio	93%	51%
Banking Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2015	December 2015
Financial Services Portfolio	–	100%
Brokerage and Investment Management Portfolio	100%	100%
Insurance Portfolio	100%	100%
Consumer Finance Portfolio	94%	57%
Banking Portfolio	100%	100%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Banking Portfolio, Brokerage and Investment Management Portfolio, and Financial Services Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELFIN-ANN-0416
1.813663.111

Fidelity® Select Portfolios® Telecommunications Services Sector Telecommunications Portfolio Wireless Portfolio Annual Report February 29, 2016

Contents

Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	0.49%	8.34%	6.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,990	Telecommunications Portfolio
$18,666	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted mixed results, lagging the 3.42% gain of the sector benchmark, the MSCI U.S. IMI Telecommunications Services 25/50 Index, by about 3 to 4 percentage points, but significantly outpacing the return of the broad-based S&P 500®. Underweighting strong-performing small-cap stocks, several of which benefited from acquisitions, hurt relative performance. In addition, stock picking in most industry groups detracted – especially alternative carriers, Internet software & services and wireless telecommunication services. The most significant individual detractor was Shenandoah Telecom, a wireless affiliate of Sprint, which we significantly underweighted. It hurt the fund when Shenandoah announced an accretive acquisition of Shentel, a neighboring regional service provider, in August. Conversely, stock selection in the cable & satellite group aided results versus the benchmark, as did lighter-than index stakes in wireline-only companies. An out-of-index stake in broadcast-satellite service provider DIRECTV was the fund’s top contributor. The stock proved to be a solid relative performer in the run-up to the company’s acquisition by AT&T in July.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	22.2	24.0
Verizon Communications, Inc.	12.5	16.6
American Tower Corp.	6.2	4.2
T-Mobile U.S., Inc.	4.7	4.5
Cogent Communications Group, Inc.	4.6	3.9
CenturyLink, Inc.	4.4	3.2
Level 3 Communications, Inc.	4.3	4.5
SBA Communications Corp. Class A	3.9	4.2
Telephone & Data Systems, Inc.	2.8	3.0
Frontier Communications Corp.	2.4	2.8
	68.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Diversified Telecommunication Services	69.1%
Wireless Telecommunication Services	12.4%
Media	7.8%
Real Estate Investment Trusts	7.2%
Communications Equipment	1.4%
All Others*	2.1%

As of August 31, 2015
Diversified Telecommunication Services	70.2%
Wireless Telecommunication Services	19.1%
Real Estate Investment Trusts	5.2%
Media	2.1%
Internet Software & Services	1.0%
All Others*	2.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Telecommunications Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Communications Equipment - 1.4%
Communications Equipment - 1.4%
NetScout Systems, Inc. (a)	78,100	$1,614,327
Qualcomm, Inc.	52,600	2,671,554
Ruckus Wireless, Inc. (a)	639,300	6,188,424
		10,474,305
Diversified Telecommunication Services - 69.1%
Alternative Carriers - 18.1%
8x8, Inc. (a)	1,107,486	12,880,062
Cogent Communications Group, Inc.	902,968	33,138,926
Globalstar, Inc. (a)(b)	4,734,500	7,385,820
Iliad SA	13,933	3,427,759
inContact, Inc. (a)	984,723	9,128,382
Iridium Communications, Inc. (a)(b)	756,676	5,243,765
Level 3 Communications, Inc. (a)	638,467	30,997,573
Lumos Networks Corp. (a)	922,878	11,351,399
Vonage Holdings Corp. (a)	1,243,171	6,675,828
Zayo Group Holdings, Inc. (a)	449,000	10,632,320
		130,861,834
Integrated Telecommunication Services - 51.0%
AT&T, Inc.	4,359,320	161,076,874
Atlantic Tele-Network, Inc.	175,300	12,611,082
Bezeq The Israel Telecommunication Corp. Ltd.	1,252,300	2,811,201
CenturyLink, Inc.	1,039,578	31,800,691
Cincinnati Bell, Inc. (a)	1,425,238	4,931,323
Consolidated Communications Holdings, Inc.	336,498	7,870,688
FairPoint Communications, Inc. (a)	253,100	3,804,093
Frontier Communications Corp. (b)	3,158,783	17,089,016
General Communications, Inc. Class A (a)	280,894	5,362,266
IDT Corp. Class B	246,381	3,210,344
SBA Communications Corp. Class A (a)	301,156	28,576,693
Verizon Communications, Inc.	1,788,197	90,715,234
Windstream Holdings, Inc. (b)	3,480	26,170
		369,885,675

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		500,747,509

Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	400	21,588
Gogo, Inc. (a)(b)	445,000	4,841,600
Rackspace Hosting, Inc. (a)	44,500	958,085
		5,821,273
Media - 7.8%
Cable & Satellite - 6.9%
Altice NV Class A (a)	439,232	6,331,096
Cablevision Systems Corp. - NY Group Class A	117,800	3,832,034
Charter Communications, Inc. Class A (a)(b)	37,700	6,769,412
Comcast Corp. Class A	185,300	10,697,369
Liberty Global PLC Class C (a)	87,636	3,151,391
Megacable Holdings S.A.B. de CV unit	595,800	2,299,729
Time Warner Cable, Inc.	87,800	16,757,508
		49,838,539
Movies & Entertainment - 0.9%
Twenty-First Century Fox, Inc. Class A	244,400	6,603,688

TOTAL MEDIA		56,442,227

Real Estate Investment Trusts - 7.2%
Specialized REITs - 7.2%
American Tower Corp.	490,290	45,204,738
Communications Sales & Leasing, Inc.	213,400	4,022,590
Crown Castle International Corp.	19,200	1,660,800
CyrusOne, Inc.	32,100	1,272,444
		52,160,572
Wireless Telecommunication Services - 12.4%
Wireless Telecommunication Services - 12.4%
Bharti Infratel Ltd.	709,844	3,712,878
KDDI Corp.	198,400	5,068,723
Leap Wireless International, Inc. rights (a)	400	1,032
Millicom International Cellular SA (a)	38,000	1,828,560
Shenandoah Telecommunications Co.	270,352	6,531,704
Sprint Corp. (a)(b)	3,260,785	11,217,100
T-Mobile U.S., Inc. (a)	924,497	34,298,839
Telephone & Data Systems, Inc.	747,564	19,974,910
U.S. Cellular Corp. (a)	169,000	6,996,600
		89,630,346
TOTAL COMMON STOCKS
(Cost $641,573,230)		715,276,232

Nonconvertible Preferred Stocks - 0.0%
Diversified Telecommunication Services - 0.0%
Integrated Telecommunication Services - 0.0%
Telefonica Brasil SA sponsored ADR
(Cost $5,221)	500	4,790

Money Market Funds - 8.2%
Fidelity Cash Central Fund, 0.40% (c)	14,840,160	14,840,160
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	44,767,150	44,767,150
TOTAL MONEY MARKET FUNDS
(Cost $59,607,310)		59,607,310
TOTAL INVESTMENT PORTFOLIO - 106.9%
(Cost $701,185,761)		774,888,332
NET OTHER ASSETS (LIABILITIES) - (6.9)%		(49,779,351)
NET ASSETS - 100%		$725,108,981

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,909
Fidelity Securities Lending Cash Central Fund	418,984
Total	$436,893

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$715,276,232	$710,206,477	$5,068,723	$1,032
Nonconvertible Preferred Stocks	4,790	4,790	--	--
Money Market Funds	59,607,310	59,607,310	--	--
Total Investments in Securities:	$774,888,332	$769,818,577	$5,068,723	$1,032

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $43,307,801) — See accompanying schedule: Unaffiliated issuers (cost $641,578,451)	$715,281,022
Fidelity Central Funds (cost $59,607,310)	59,607,310
Total Investments (cost $701,185,761)		$774,888,332
Receivable for investments sold		188,405
Receivable for fund shares sold		5,959,697
Dividends receivable		80,741
Distributions receivable from Fidelity Central Funds		46,183
Prepaid expenses		1,516
Other receivables		8,250
Total assets		781,173,124
Liabilities
Payable to custodian bank	$188,406
Payable for investments purchased	10,114,861
Payable for fund shares redeemed	526,677
Accrued management fee	302,918
Distribution and service plan fees payable	11,978
Other affiliated payables	111,583
Other payables and accrued expenses	40,570
Collateral on securities loaned, at value	44,767,150
Total liabilities		56,064,143
Net Assets		$725,108,981
Net Assets consist of:
Paid in capital		$660,326,554
Undistributed net investment income		1,545,938
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,462,529)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,699,018
Net Assets		$725,108,981
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($13,031,522 ÷ 209,111.8 shares)		$62.32
Maximum offering price per share (100/94.25 of $62.32)		$66.12
Class T:
Net Asset Value and redemption price per share ($8,279,755 ÷ 133,642.9 shares)		$61.95
Maximum offering price per share (100/96.50 of $61.95)		$64.20
Class B:
Net Asset Value and offering price per share ($265,271 ÷ 4,241.4 shares)(a)		$62.54
Class C:
Net Asset Value and offering price per share ($7,735,013 ÷ 124,557.3 shares)(a)		$62.10
Telecommunications:
Net Asset Value, offering price and redemption price per share ($689,600,429 ÷ 11,019,025.0 shares)		$62.58
Class I:
Net Asset Value, offering price and redemption price per share ($6,196,991 ÷ 99,222.3 shares)		$62.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$11,648,548
Interest		26
Income from Fidelity Central Funds		436,893
Total income		12,085,467
Expenses
Management fee	$2,684,686
Transfer agent fees	937,198
Distribution and service plan fees	138,393
Accounting and security lending fees	194,114
Custodian fees and expenses	21,329
Independent trustees' compensation	8,658
Registration fees	93,120
Audit	54,687
Legal	5,468
Interest	121
Miscellaneous	4,950
Total expenses before reductions	4,142,724
Expense reductions	(44,040)	4,098,684
Net investment income (loss)		7,986,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,853)
Foreign currency transactions	(5,146)
Total net realized gain (loss)		(87,999)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,808,309
Assets and liabilities in foreign currencies	(749)
Total change in net unrealized appreciation (depreciation)		9,807,560
Net gain (loss)		9,719,561
Net increase (decrease) in net assets resulting from operations		$17,706,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,986,783	$6,193,869
Net realized gain (loss)	(87,999)	7,829,307
Change in net unrealized appreciation (depreciation)	9,807,560	28,387,304
Net increase (decrease) in net assets resulting from operations	17,706,344	42,410,480
Distributions to shareholders from net investment income	(6,674,056)	(13,679,321)
Distributions to shareholders from net realized gain	(4,168,398)	–
Total distributions	(10,842,454)	(13,679,321)
Share transactions - net increase (decrease)	345,924,755	(19,703,086)
Redemption fees	10,972	3,706
Total increase (decrease) in net assets	352,799,617	9,031,779
Net Assets
Beginning of period	372,309,364	363,277,585
End of period (including undistributed net investment income of $1,545,938 and undistributed net investment income of $262,486, respectively)	$725,108,981	$372,309,364

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.26	$58.71	$51.58	$46.12	$46.93
Income from Investment Operations
Net investment income (loss)B	.81	.76	1.76C	.99	.56
Net realized and unrealized gain (loss)	(.76)D	5.83	6.48	5.43	(.86)
Total from investment operations	.05	6.59	8.24	6.42	(.30)
Distributions from net investment income	(.54)	(2.04)	(1.11)	(.96)	(.51)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.99)	(2.04)	(1.11)E	(.96)	(.51)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$62.32	$63.26	$58.71	$51.58	$46.12
Total ReturnG,H	.16%	11.54%	16.00%	13.97%	(.54)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.15%	1.15%	1.18%	1.18%	1.20%
Expenses net of fee waivers, if any	1.15%	1.15%	1.18%	1.18%	1.20%
Expenses net of all reductions	1.15%	1.15%	1.15%	1.17%	1.18%
Net investment income (loss)	1.33%	1.26%	3.08%C	2.01%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$13,032	$11,052	$7,712	$6,449	$4,677
Portfolio turnover rateK	51%	94%L	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.04	$58.50	$51.41	$46.01	$46.81
Income from Investment Operations
Net investment income (loss)B	.61	.57	1.59C	.85	.42
Net realized and unrealized gain (loss)	(.76)D	5.81	6.44	5.39	(.84)
Total from investment operations	(.15)	6.38	8.03	6.24	(.42)
Distributions from net investment income	(.49)	(1.84)	(.94)	(.84)	(.38)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.94)	(1.84)	(.94)E	(.84)	(.38)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$61.95	$63.04	$58.50	$51.41	$46.01
Total ReturnG,H	(.16)%	11.19%	15.64%	13.61%	(.82)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.47%	1.47%	1.48%	1.48%	1.49%
Expenses net of fee waivers, if any	1.47%	1.47%	1.48%	1.48%	1.49%
Expenses net of all reductions	1.46%	1.46%	1.45%	1.46%	1.47%
Net investment income (loss)	1.01%	.94%	2.78%C	1.72%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$8,280	$5,095	$4,344	$4,237	$2,702
Portfolio turnover rateK	51%	94%L	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.45	$58.77	$51.63	$46.14	$46.93
Income from Investment Operations
Net investment income (loss)B	.34	.29	1.33C	.62	.21
Net realized and unrealized gain (loss)	(.76)D	5.84	6.48	5.42	(.83)
Total from investment operations	(.42)	6.13	7.81	6.04	(.62)
Distributions from net investment income	(.04)	(1.45)	(.66)	(.55)	(.17)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.49)	(1.45)	(.67)	(.55)	(.17)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.54	$63.45	$58.77	$51.63	$46.14
Total ReturnF,G	(.63)%	10.67%	15.13%	13.11%	(1.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.93%	1.93%	1.93%	1.93%	1.95%
Expenses net of fee waivers, if any	1.93%	1.93%	1.93%	1.93%	1.95%
Expenses net of all reductions	1.92%	1.92%	1.91%	1.92%	1.93%
Net investment income (loss)	.56%	.49%	2.32%C	1.26%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$265	$409	$546	$576	$596
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .67%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.04	$58.54	$51.47	$46.02	$46.89
Income from Investment Operations
Net investment income (loss)B	.36	.34	1.36C	.63	.22
Net realized and unrealized gain (loss)	(.75)D	5.80	6.46	5.41	(.84)
Total from investment operations	(.39)	6.14	7.82	6.04	(.62)
Distributions from net investment income	(.10)	(1.64)	(.74)	(.59)	(.25)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.55)	(1.64)	(.75)	(.59)	(.25)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.10	$63.04	$58.54	$51.47	$46.02
Total ReturnF,G	(.57)%	10.75%	15.20%	13.14%	(1.27)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.89%	1.85%	1.88%	1.90%	1.93%
Expenses net of fee waivers, if any	1.89%	1.85%	1.88%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.85%	1.85%	1.89%	1.91%
Net investment income (loss)	.60%	.56%	2.38%C	1.29%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$7,735	$7,074	$5,523	$4,353	$3,514
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.54	$58.94	$51.75	$46.26	$47.07
Income from Investment Operations
Net investment income (loss)B	1.02	.96	1.96C	1.15	.70
Net realized and unrealized gain (loss)	(.77)D	5.85	6.51	5.43	(.86)
Total from investment operations	.25	6.81	8.47	6.58	(.16)
Distributions from net investment income	(.76)	(2.21)	(1.28)	(1.09)	(.65)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(1.21)	(2.21)	(1.28)E	(1.09)	(.65)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$62.58	$63.54	$58.94	$51.75	$46.26
Total ReturnG	.49%	11.90%	16.40%	14.30%	(.23)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.82%	.83%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.81%	.83%	.85%	.87%	.90%
Expenses net of all reductions	.81%	.82%	.82%	.85%	.88%
Net investment income (loss)	1.67%	1.58%	3.41%C	2.33%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$689,600	$346,174	$343,548	$377,841	$342,262
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.38	$58.80	$51.65	$46.20	$47.02
Income from Investment Operations
Net investment income (loss)B	1.02	.94	1.93C	1.17	.70
Net realized and unrealized gain (loss)	(.76)D	5.83	6.48	5.42	(.88)
Total from investment operations	.26	6.77	8.41	6.59	(.18)
Distributions from net investment income	(.73)	(2.19)	(1.25)	(1.14)	(.64)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(1.18)	(2.19)	(1.26)	(1.14)	(.64)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.46	$63.38	$58.80	$51.65	$46.20
Total ReturnF	.51%	11.85%	16.30%	14.33%	(.26)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.86%	.91%	.85%	.89%
Expenses net of fee waivers, if any	.82%	.86%	.91%	.85%	.89%
Expenses net of all reductions	.81%	.85%	.88%	.83%	.87%
Net investment income (loss)	1.67%	1.55%	3.35%C	2.35%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$6,197	$2,505	$1,604	$2,641	$1,022
Portfolio turnover rateI	51%	94%J	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Class I(formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after maximum a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$87,574,989
Gross unrealized depreciation	(19,550,843)
Net unrealized appreciation (depreciation) on securities	$68,024,146
Tax Cost	$706,864,186

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,546,307
Net unrealized appreciation (depreciation) on securities and other investments	$68,020,593

The Fund elected to defer to its next fiscal year approximately $4,784,105 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$7,554,050	$ 13,679,321
Long-term Capital Gains	3,288,404	–
Total	$10,842,454	$ 13,679,321

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $593,783,140 and $248,822,719, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28,965	$521
Class T	.25%	.25%	30,284	–
Class B	.75%	.25%	3,185	2,389
Class C	.75%	.25%	75,959	16,767
			$138,393	$19,677

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,523
Class T	2,208
Class B(a)	54
Class C(a)	607
$15,392

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$31,945.28
Class T	20,483.34
Class B	963.30
Class C	19,956.26
Telecommunications	857,974.19
Class I	5,877.19
	$937,198

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,509 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,833,500.37%		$121

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,984.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,812 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,782 and a portion of class-level operating expenses as follows:

Amount
Class A	$152
Class T	11
Class B	1
Class C	135
Telecommunications	9,106
Class I	41
$9,446

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$101,836	$309,863
Class T	64,003	143,116
Class B	172	12,248
Class C	12,147	161,299
Telecommunications	6,462,442	12,985,170
Class I	33,456	67,625
Total	$6,674,056	$13,679,321
From net realized gain
Class A	$85,263	$–
Class T	59,140	–
Class B	2,151	–
Class C	53,589	–
Telecommunications	3,948,074	–
Class I	20,181	–
Total	$4,168,398	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	91,221	79,279	$5,573,645	$4,786,534
Reinvestment of distributions	3,029	5,091	178,902	297,550
Shares redeemed	(59,841)	(41,031)	(3,630,540)	(2,466,354)
Net increase (decrease)	34,409	43,339	$2,122,007	$2,617,730
Class T
Shares sold	70,704	20,637	$4,245,232	$1,237,395
Reinvestment of distributions	2,087	2,409	122,479	139,987
Shares redeemed	(19,976)	(16,465)	(1,205,139)	(994,017)
Net increase (decrease)	52,815	6,581	$3,162,572	$383,365
Class B
Shares sold	129	45	$7,453	$2,624
Reinvestment of distributions	39	197	2,323	11,445
Shares redeemed	(2,377)	(3,091)	(146,261)	(186,477)
Net increase (decrease)	(2,209)	(2,849)	$(136,485)	$(172,408)
Class C
Shares sold	48,243	28,734	$2,966,823	$1,731,696
Reinvestment of distributions	861	2,043	50,662	118,683
Shares redeemed	(36,747)	(12,919)	(2,199,789)	(773,747)
Net increase (decrease)	12,357	17,858	$817,696	$1,076,632
Telecommunications
Shares sold	6,996,236	3,400,370	$423,896,658	$205,982,254
Reinvestment of distributions	169,238	212,695	10,035,177	12,494,070
Shares redeemed	(1,594,679)	(3,993,893)(a)	(97,516,561)	(242,841,980)(a)
Net increase (decrease)	5,570,795	(380,828)	$336,415,274	$(24,365,656)
Class I
Shares sold	91,633	29,046	$5,507,038	$1,764,278
Reinvestment of distributions	779	956	46,233	56,138
Shares redeemed	(32,720)	(17,754)	(2,009,580)	(1,063,165)
Net increase (decrease)	59,692	12,248	$3,543,691	$757,251

 (a) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP Funds Manager 50% Portfolio and Fidelity VIP Funds Manager 60% Portfolio were the owners of record of approximately 13% and 17%, respectively of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	(11.07)%	5.67%	5.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,222	Wireless Portfolio
$18,666	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund returned -11.07%, considerably trailing the -9.34% return of its benchmark, the S&P® Custom Wireless Index. The wireless benchmark, as well as the fund, trailed the broad-market S&P 500® index amid considerable market volatility. Versus the custom index, a sizable underweighting and stock selection in integrated telecommunication services hampered performance. Overweighting two index groups that underperformed – semiconductors and technology hardware, storage & peripherals – also worked against us. At the stock level, the fund’s relative result suffered partly because investors preferred defensive stocks, including legacy telecom carriers AT&T and Verizon Communications, which the fund underweighted. In semiconductors, Marvell Technology Group and Micron Technology, the latter of which we bought during the period, were hurt by lackluster PC demand and tepid sales of smartphones. Overweighting smartphone maker Apple also detracted. We moved to an underweighting in Apple by period end, although it remained by far the fund’s largest holding. Conversely, out-of-benchmark exposure to the Internet software & services group helped the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: On December 1, 2015, Harlan Carere was named Co-Manager of the fund.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	14.5	24.9
American Tower Corp.	7.7	7.8
Qualcomm, Inc.	6.2	6.0
AT&T, Inc.	4.9	3.9
BT Group PLC sponsored ADR	4.7	3.6
Vodafone Group PLC sponsored ADR	4.7	4.9
Verizon Communications, Inc.	4.3	3.9
Crown Castle International Corp.	3.7	3.6
NXP Semiconductors NV	3.5	0.0
Alphabet, Inc. Class C	3.2	3.6
	57.4

Top Industries (% of fund's net assets)

As of February 29, 2016
Diversified Telecommunication Services	27.1%
Technology Hardware, Storage & Peripherals	14.9%
Wireless Telecommunication Services	14.1%
Real Estate Investment Trusts	11.4%
Communications Equipment	11.2%
All Others*	21.3%

As of August 31, 2015
Technology Hardware, Storage & Peripherals	25.2%
Diversified Telecommunication Services	18.3%
Wireless Telecommunication Services	14.9%
Communications Equipment	11.8%
Real Estate Investment Trusts	11.4%
All Others*	18.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Wireless Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Communications Equipment - 11.2%
Communications Equipment - 11.2%
CommScope Holding Co., Inc. (a)	84,300	$2,123,517
Harris Corp.	30,400	2,371,808
Motorola Solutions, Inc.	10,968	806,038
NETGEAR, Inc. (a)	14,900	588,699
Nokia Corp. sponsored ADR	285,200	1,719,756
Qualcomm, Inc.	252,450	12,821,936
Ruckus Wireless, Inc. (a)	179,500	1,737,560
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,900	17,433
ViaSat, Inc. (a)	14,800	1,080,548
		23,267,295
Diversified Financial Services - 0.7%
Other Diversified Financial Services - 0.7%
Broadcom Ltd.	11,367	1,522,837
Diversified Telecommunication Services - 27.1%
Alternative Carriers - 1.5%
Iliad SA	2,494	613,567
inContact, Inc. (a)	271,300	2,514,951
		3,128,518
Integrated Telecommunication Services - 25.6%
AT&T, Inc.	273,900	10,120,605
BT Group PLC sponsored ADR (b)	292,100	9,878,822
Cellnex Telecom Sau	48,870	785,221
Chunghwa Telecom Co. Ltd. sponsored ADR	77,700	2,439,003
Deutsche Telekom AG	37,000	618,899
Euskaltel, S.A.	89,000	976,900
Manitoba Telecom Services, Inc. (b)	31,100	775,316
Nippon Telegraph & Telephone Corp. sponsored ADR	49,000	2,092,790
Orange SA	373,500	6,469,182
SBA Communications Corp. Class A (a)	51,100	4,848,879
Telecom Italia SpA (a)	2,394,900	2,327,119
Telefonica SA sponsored ADR	19,194	190,788
TELUS Corp.	93,200	2,714,717
Verizon Communications, Inc.	175,397	8,897,890
		53,136,131

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		56,264,649

Internet & Catalog Retail - 0.6%
Internet Retail - 0.6%
Netflix, Inc. (a)	12,100	1,130,261
Internet Software & Services - 5.6%
Internet Software & Services - 5.6%
Alphabet, Inc. Class C	9,452	6,595,322
Endurance International Group Holdings, Inc. (a)(b)	342,701	3,851,959
GoDaddy, Inc. (a)	37,400	1,172,490
		11,619,771
Media - 4.5%
Cable & Satellite - 4.5%
Altice NV:
Class A (a)	65,000	936,911
Class B (a)	227,266	3,340,095
Cablevision Systems Corp. - NY Group Class A	74,300	2,416,979
NOS SGPS SA	90,000	625,525
Numericable Group SA	56,050	2,053,909
		9,373,419
Real Estate Investment Trusts - 11.4%
Specialized REITs - 11.4%
American Tower Corp.	171,592	15,820,782
Crown Castle International Corp.	89,300	7,724,450
		23,545,232
Semiconductors & Semiconductor Equipment - 9.7%
Semiconductors - 9.7%
Marvell Technology Group Ltd.	338,500	3,232,675
Maxim Integrated Products, Inc.	17,000	575,620
Micron Technology, Inc. (a)	63,100	670,753
NXP Semiconductors NV (a)	101,200	7,209,488
Qorvo, Inc. (a)	104,025	4,689,447
Skyworks Solutions, Inc.	56,500	3,754,425
		20,132,408
Software - 0.0%
Application Software - 0.0%
RingCentral, Inc. (a)	4,700	86,950
Synchronoss Technologies, Inc. (a)	36	1,008
		87,958
Technology Hardware, Storage & Peripherals - 14.9%
Technology Hardware, Storage & Peripherals - 14.9%
Apple, Inc.	312,300	30,196,286
BlackBerry Ltd. (a)	96,500	753,171
		30,949,457
Wireless Telecommunication Services - 14.1%
Wireless Telecommunication Services - 14.1%
America Movil S.A.B. de CV Series L sponsored ADR	109,100	1,479,396
China Mobile Ltd. sponsored ADR	74,300	3,974,307
Leap Wireless International, Inc. rights (a)	16,600	42,828
NTT DOCOMO, Inc. sponsored ADR	1,300	30,290
Rogers Communications, Inc. Class B (non-vtg.)	119,400	4,419,477
Spok Holdings, Inc.	12,000	212,640
Sprint Corp. (a)	28,033	96,434
T-Mobile U.S., Inc. (a)	170,475	6,324,623
Telephone & Data Systems, Inc.	76,914	2,055,142
Telesites S.A.B. de C.V. (a)	5,555	3,003
U.S. Cellular Corp. (a)	20,800	861,120
Vodafone Group PLC sponsored ADR	321,481	9,773,022
		29,272,282
TOTAL COMMON STOCKS
(Cost $197,304,905)		207,165,569

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 0.40% (c)	932,856	932,856
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	8,917,962	8,917,962
TOTAL MONEY MARKET FUNDS
(Cost $9,850,818)		9,850,818
TOTAL INVESTMENT PORTFOLIO - 104.6%
(Cost $207,155,723)		217,016,387
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(9,524,507)
NET ASSETS - 100%		$207,491,880

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,186
Fidelity Securities Lending Cash Central Fund	243,928
Total	$248,114

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$207,165,569	$197,707,541	$9,415,200	$42,828
Money Market Funds	9,850,818	9,850,818	--	--
Total Investments in Securities:	$217,016,387	$207,558,359	$9,415,200	$42,828

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.0%
United Kingdom	9.4%
Netherlands	5.5%
France	4.4%
Canada	4.2%
Hong Kong	1.9%
Bermuda	1.5%
Taiwan	1.2%
Italy	1.1%
Japan	1.0%
Spain	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $8,723,639) — See accompanying schedule: Unaffiliated issuers (cost $197,304,905)	$207,165,569
Fidelity Central Funds (cost $9,850,818)	9,850,818
Total Investments (cost $207,155,723)		$217,016,387
Foreign currency held at value (cost $145,137)		145,137
Receivable for investments sold		1,795,466
Receivable for fund shares sold		59,834
Dividends receivable		140,966
Distributions receivable from Fidelity Central Funds		4,843
Prepaid expenses		865
Other receivables		14,458
Total assets		219,177,956
Liabilities
Payable for investments purchased	$2,321,539
Payable for fund shares redeemed	268,231
Accrued management fee	92,908
Other affiliated payables	48,322
Other payables and accrued expenses	37,114
Collateral on securities loaned, at value	8,917,962
Total liabilities		11,686,076
Net Assets		$207,491,880
Net Assets consist of:
Paid in capital		$204,101,952
Undistributed net investment income		8
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,469,314)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,859,234
Net Assets, for 26,421,337 shares outstanding		$207,491,880
Net Asset Value, offering price and redemption price per share ($207,491,880 ÷ 26,421,337 shares)		$7.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$4,784,662
Income from Fidelity Central Funds		248,114
Total income		5,032,776
Expenses
Management fee	$1,319,398
Transfer agent fees	552,525
Accounting and security lending fees	95,925
Custodian fees and expenses	32,193
Independent trustees' compensation	4,477
Registration fees	23,649
Audit	45,959
Legal	3,108
Interest	174
Miscellaneous	3,088
Total expenses before reductions	2,080,496
Expense reductions	(21,272)	2,059,224
Net investment income (loss)		2,973,552
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,852,137
Foreign currency transactions	59,699
Total net realized gain (loss)		7,911,836
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,702,711)
Assets and liabilities in foreign currencies	(1,228)
Total change in net unrealized appreciation (depreciation)		(38,703,939)
Net gain (loss)		(30,792,103)
Net increase (decrease) in net assets resulting from operations		$(27,818,551)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,973,552	$4,843,498
Net realized gain (loss)	7,911,836	14,989,507
Change in net unrealized appreciation (depreciation)	(38,703,939)	(621,646)
Net increase (decrease) in net assets resulting from operations	(27,818,551)	19,211,359
Distributions to shareholders from net investment income	(3,117,139)	(16,759,973)
Distributions to shareholders from net realized gain	(15,155,187)	(28,888,507)
Total distributions	(18,272,326)	(45,648,480)
Share transactions
Proceeds from sales of shares	21,142,366	42,710,221
Reinvestment of distributions	17,548,853	44,098,611
Cost of shares redeemed	(55,558,448)	(79,982,116)
Net increase (decrease) in net assets resulting from share transactions	(16,867,229)	6,826,716
Redemption fees	1,108	2,631
Total increase (decrease) in net assets	(62,956,998)	(19,607,774)
Net Assets
Beginning of period	270,448,878	290,056,652
End of period (including undistributed net investment income of $8 and undistributed net investment income of $385,053, respectively)	$207,491,880	$270,448,878
Other Information
Shares
Sold	2,374,555	4,509,142
Issued in reinvestment of distributions	2,018,445	4,839,668
Redeemed	(6,310,996)	(8,448,923)
Net increase (decrease)	(1,917,996)	899,887

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Wireless Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$10.57	$8.60	$7.68	$8.29
Income from Investment Operations
Net investment income (loss)B	.11	.17	.56C	.12	.10D
Net realized and unrealized gain (loss)	(1.11)	.48	1.51	.94	(.33)
Total from investment operations	(1.00)	.65	2.07	1.06	(.23)
Distributions from net investment income	(.12)	(.62)	(.10)	(.14)	(.08)
Distributions from net realized gain	(.57)	(1.06)	–	–	(.30)
Total distributions	(.69)	(1.68)	(.10)	(.14)	(.38)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$7.85	$9.54	$10.57	$8.60	$7.68
Total ReturnF	(11.07)%	7.55%	24.11%	13.89%	(2.55)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.86%	.86%	.88%	.90%	.90%
Expenses net of fee waivers, if any	.86%	.86%	.88%	.90%	.90%
Expenses net of all reductions	.85%	.85%	.86%	.87%	.89%
Net investment income (loss)	1.23%	1.76%	5.91%C	1.50%	1.23%D
Supplemental Data
Net assets, end of period (000 omitted)	$207,492	$270,449	$290,057	$253,794	$262,696
Portfolio turnover rateI	78%	48%	120%	100%	114%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE),normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$27,961,937
Gross unrealized depreciation	(20,526,253)
Net unrealized appreciation (depreciation) on securities	$7,435,684
Tax Cost	$209,580,703

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$7,434,263

The Fund intends to elect to defer to its next fiscal year $4,044,333 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$6,200,375	$ 19,922,070
Long-term Capital Gains	12,071,951	25,726,410
Total	$18,272,326	$ 45,648,480

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $185,083,754 and $215,553,935, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,105 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,204,000.34%		$174

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $360 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $243,928.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,009 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $8,263.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Telecommunications Portfolio
Class A	1.14%
Actual		$1,000.00	$1,067.60	$5.86
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class T	1.45%
Actual		$1,000.00	$1,065.90	$7.45
Hypothetical-C		$1,000.00	$1,017.65	$7.27
Class B	1.91%
Actual		$1,000.00	$1,063.30	$9.80
Hypothetical-C		$1,000.00	$1,015.37	$9.57
Class C	1.86%
Actual		$1,000.00	$1,063.70	$9.54
Hypothetical-C		$1,000.00	$1,015.61	$9.32
Telecommunications	.80%
Actual		$1,000.00	$1,069.20	$4.12
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.78%
Actual		$1,000.00	$1,069.50	$4.01
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Wireless Portfolio	.86%
Actual		$1,000.00	$951.30	$4.17
Hypothetical-C		$1,000.00	$1,020.59	$4.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Telecommunications Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $3,283,851, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Telecommunications Portfolio designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Wireless Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $9,605,652, or, if subsequently determined to be different, the net capital gain of such year.

Wireless Portfolio designates 28% and 46% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Wireless Portfolio designates 10% and 67% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio
Wireless Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Telecommunications Portfolio

Wireless Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2015 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of Wireless Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Wireless Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELTS-ANN-0416
1.846050.109

Fidelity Advisor Focus Funds®
Class A, Class T, Class B, Class C

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor® Gold Fund

Fidelity Advisor® Materials Fund

Fidelity Advisor® Telecommunications Fund

Annual Report

February 29, 2016

Each Advisor fund listed above is a class of the Fidelity® Select Portfolios®

Contents

Fidelity Advisor® Consumer Staples Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Gold Fund
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Fidelity Advisor® Materials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Telecommunications Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Consumer Staples Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(9.06)%	10.64%	9.61%
Class T (incl. 3.50% sales charge)	(7.15)%	10.85%	9.58%
Class B (incl. contingent deferred sales charge)	(8.69)%	10.81%	9.64%
Class C (incl. contingent deferred sales charge)	(5.11)%	11.12%	9.50%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Staples Fund - Class A on February 28, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$25,043	Fidelity Advisor® Consumer Staples Fund - Class A
$18,666	S&P 500® Index

Fidelity Advisor® Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Robert Lee:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted in the range of -3.25% to -4.25%, underperforming the 3.43% gain of the MSCI U.S. IMI Consumer Staples 25/50 Index but outpacing the broader market, as investors were attracted to the relative earnings stability of companies in the sector. The fund's underperformance versus the sector benchmark largely was driven by unsuccessful stock selection within the packaged foods & meats, as well as the tobacco industries. Here, our large, overweighted position in Mead Johnson Nutrition was the biggest individual detractor. Avoiding Kraft Foods also hurt, especially after the company announced in March it would merge with competitor H.J. Heinz. Picks among tobacco stocks were another sore spot. This included a non-index stake in U.K.-based British American Tobacco, one of the fund's biggest positions, which was adversely affected by currency fluctuations. Conversely, stock choices among food retail names contributed to the fund's relative results. We liquidated the fund's position in organic-groceries chain Whole Foods early in the period, which proved favorable when the stock subsequently declined on concern that growing competition in the natural/organic food retailing space would siphon away the chain's customers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Staples Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	13.5	9.7
British American Tobacco PLC sponsored ADR	10.8	11.1
CVS Health Corp.	9.3	10.5
Kroger Co.	6.1	5.9
Reynolds American, Inc.	5.1	2.1
Walgreens Boots Alliance, Inc.	5.1	0.0
PepsiCo, Inc.	4.5	9.6
Altria Group, Inc.	4.1	4.4
The Coca-Cola Co.	3.9	3.3
Mead Johnson Nutrition Co. Class A	3.8	4.7
	66.2

Top Industries (% of fund's net assets)

As of February 29, 2016
Food & Staples Retailing	25.2%
Tobacco	23.3%
Household Products	16.7%
Beverages	15.7%
Food Products	11.2%
All Others*	7.9%

As of August 31, 2015
Food & Staples Retailing	23.6%
Beverages	23.5%
Tobacco	20.0%
Household Products	13.7%
Food Products	13.3%
All Others*	5.9%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Consumer Staples Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Beverages - 15.6%
Brewers - 1.0%
Anheuser-Busch InBev SA NV	274,890	$30,753,781
Distillers & Vintners - 1.3%
Kweichow Moutai Co. Ltd.	215,185	7,056,059
Pernod Ricard SA	107,500	11,473,364
Remy Cointreau SA (a)	291,476	20,198,134
		38,727,557
Soft Drinks - 13.3%
Coca-Cola Bottling Co. Consolidated	146,959	25,676,676
Coca-Cola Central Japan Co. Ltd.	360,900	6,237,019
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (a)	58,029	4,262,230
Coca-Cola Icecek Sanayi A/S	990,162	11,039,831
Embotelladora Andina SA ADR	461,227	7,056,773
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	69,487	6,503,288
Monster Beverage Corp.	724,200	90,887,100
PepsiCo, Inc.	1,400,018	136,949,761
The Coca-Cola Co.	2,784,918	120,113,513
		408,726,191

TOTAL BEVERAGES		478,207,529

Chemicals - 0.0%
Specialty Chemicals - 0.0%
Senomyx, Inc. (a)(b)	24,378	80,935
Food & Staples Retailing - 25.2%
Drug Retail - 14.6%
CVS Health Corp.	2,934,403	285,135,940
Drogasil SA	439,700	5,038,064
Walgreens Boots Alliance, Inc.	1,976,324	156,011,017
		446,185,021
Food Distributors - 0.8%
Chefs' Warehouse Holdings (b)	556,306	10,497,494
United Natural Foods, Inc. (b)	422,881	13,050,108
		23,547,602
Food Retail - 7.4%
China Resources Beer Holdings Co. Ltd.	3,126,000	5,063,943
Kroger Co.	4,664,142	186,145,907
Sprouts Farmers Market LLC (a)(b)	1,238,229	35,264,762
		226,474,612
Hypermarkets & Super Centers - 2.4%
Wal-Mart Stores, Inc.	1,131,756	75,080,693

TOTAL FOOD & STAPLES RETAILING		771,287,928

Food Products - 11.2%
Agricultural Products - 2.1%
Archer Daniels Midland Co.	433,500	15,155,160
Bunge Ltd.	851,888	42,355,871
SLC Agricola SA	1,290,200	5,911,937
		63,422,968
Packaged Foods & Meats - 9.1%
Amplify Snack Brands, Inc. (a)	768,695	7,909,872
Blue Buffalo Pet Products, Inc. (a)(b)	835,176	15,283,721
Dean Foods Co. (a)	103,700	2,000,373
Mead Johnson Nutrition Co. Class A	1,597,216	117,810,652
Mondelez International, Inc.	1,087,700	44,084,481
Nestle SA	316,427	22,128,053
The Hain Celestial Group, Inc. (b)	811,146	29,988,068
TreeHouse Foods, Inc. (b)	392,300	33,117,966
Ulker Biskuvi Sanayi A/S	1,010,525	6,148,043
		278,471,229

TOTAL FOOD PRODUCTS		341,894,197

Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Diplomat Pharmacy, Inc. (a)(b)	187,148	6,666,212
Hotels, Restaurants & Leisure - 1.4%
Restaurants - 1.4%
ARAMARK Holdings Corp.	1,386,728	43,570,994
Household Durables - 0.1%
Household Appliances - 0.1%
SodaStream International Ltd. (a)(b)	199,014	2,971,279
Household Products - 16.7%
Household Products - 16.7%
Colgate-Palmolive Co.	1,331,288	87,385,744
Procter & Gamble Co.	5,136,165	412,382,687
Spectrum Brands Holdings, Inc.	115,182	11,030,980
		510,799,411
Personal Products - 2.0%
Personal Products - 2.0%
Avon Products, Inc.	4,764,857	18,154,105
Coty, Inc. Class A (a)	468,600	13,345,728
Herbalife Ltd. (b)	416,610	22,809,398
Nu Skin Enterprises, Inc. Class A (a)	164,617	5,019,172
		59,328,403
Pharmaceuticals - 0.5%
Pharmaceuticals - 0.5%
Perrigo Co. PLC	120,400	15,200,500
Tobacco - 23.3%
Tobacco - 23.3%
Altria Group, Inc.	2,016,445	124,152,519
British American Tobacco PLC sponsored ADR	3,056,665	332,076,086
ITC Ltd.	1,820,070	7,889,505
Philip Morris International, Inc.	1,023,368	93,157,189
Reynolds American, Inc.	3,097,923	156,228,257
		713,503,556
TOTAL COMMON STOCKS
(Cost $2,340,678,069)		2,943,510,944

Nonconvertible Preferred Stocks - 0.1%
Beverages - 0.1%
Brewers - 0.1%
Ambev SA sponsored ADR
(Cost $2,103,197)	673,710	2,923,901

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 0.40% (c)	119,575,339	119,575,339
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	73,454,129	73,454,129
TOTAL MONEY MARKET FUNDS
(Cost $193,029,468)		193,029,468
TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $2,535,810,734)		3,139,464,313
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(78,388,262)
NET ASSETS - 100%		$3,061,076,051

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$137,366
Fidelity Securities Lending Cash Central Fund	418,728
Total	$556,094

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,943,510,944	$2,884,392,091	$59,118,853	$--
Nonconvertible Preferred Stocks	2,923,901	2,923,901	--	--
Money Market Funds	193,029,468	193,029,468	--	--
Total Investments in Securities:	$3,139,464,313	$3,080,345,460	$59,118,853	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.1%
United Kingdom	10.8%
Bermuda	1.4%
France	1.1%
Belgium	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $71,635,431) — See accompanying schedule: Unaffiliated issuers (cost $2,342,781,266)	$2,946,434,845
Fidelity Central Funds (cost $193,029,468)	193,029,468
Total Investments (cost $2,535,810,734)		$3,139,464,313
Foreign currency held at value (cost $1,525,904)		1,525,904
Receivable for investments sold		13,029,113
Receivable for fund shares sold		7,827,178
Dividends receivable		2,535,125
Distributions receivable from Fidelity Central Funds		152,307
Prepaid expenses		9,801
Other receivables		72,038
Total assets		3,164,615,779
Liabilities
Payable to custodian bank	$91,399
Payable for investments purchased	23,993,842
Payable for fund shares redeemed	3,653,512
Accrued management fee	1,365,702
Distribution and service plan fees payable	335,864
Other affiliated payables	503,947
Other payables and accrued expenses	141,333
Collateral on securities loaned, at value	73,454,129
Total liabilities		103,539,728
Net Assets		$3,061,076,051
Net Assets consist of:
Paid in capital		$2,445,977,747
Undistributed net investment income		4,626,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,866,226
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		603,605,358
Net Assets		$3,061,076,051
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($470,248,537 ÷ 5,237,976 shares)		$89.78
Maximum offering price per share (100/94.25 of $89.78)		$95.26
Class T:
Net Asset Value and redemption price per share ($76,586,170 ÷ 859,512 shares)		$89.10
Maximum offering price per share (100/96.50 of $89.10)		$92.33
Class B:
Net Asset Value and offering price per share ($6,845,981 ÷ 76,905 shares)(a)		$89.02
Class C:
Net Asset Value and offering price per share ($250,575,964 ÷ 2,855,078 shares)(a)		$87.77
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($2,039,983,007 ÷ 22,545,184 shares)		$90.48
Class I:
Net Asset Value, offering price and redemption price per share ($216,836,392 ÷ 2,400,129 shares)		$90.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$70,666,443
Interest		10
Income from Fidelity Central Funds		556,094
Total income		71,222,547
Expenses
Management fee	$15,733,851
Transfer agent fees	5,181,819
Distribution and service plan fees	3,849,484
Accounting and security lending fees	855,113
Custodian fees and expenses	85,731
Independent trustees' compensation	52,708
Registration fees	237,118
Audit	62,434
Legal	31,224
Miscellaneous	30,356
Total expenses before reductions	26,119,838
Expense reductions	(195,238)	25,924,600
Net investment income (loss)		45,297,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	141,076,507
Foreign currency transactions	134,972
Total net realized gain (loss)		141,211,479
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $18,850)	(292,105,987)
Assets and liabilities in foreign currencies	(22,552)
Total change in net unrealized appreciation (depreciation)		(292,128,539)
Net gain (loss)		(150,917,060)
Net increase (decrease) in net assets resulting from operations		$(105,619,113)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,297,947	$40,432,818
Net realized gain (loss)	141,211,479	155,658,969
Change in net unrealized appreciation (depreciation)	(292,128,539)	315,382,310
Net increase (decrease) in net assets resulting from operations	(105,619,113)	511,474,097
Distributions to shareholders from net investment income	(42,428,021)	(39,618,532)
Distributions to shareholders from net realized gain	(202,474,580)	(102,399,285)
Total distributions	(244,902,601)	(142,017,817)
Share transactions - net increase (decrease)	299,448,347	686,786,861
Redemption fees	52,041	51,833
Total increase (decrease) in net assets	(51,021,326)	1,056,294,974
Net Assets
Beginning of period	3,112,097,377	2,055,802,403
End of period (including undistributed net investment income of $4,626,720 and undistributed net investment income of $5,947,947, respectively)	$3,061,076,051	$3,112,097,377

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class A

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$101.33	$87.93	$85.67	$74.90	$67.65
Income from Investment Operations
Net investment income (loss)B	1.34	1.37	1.43	1.26	1.22
Net realized and unrealized gain (loss)	(4.86)	17.28	7.51	11.73	8.73
Total from investment operations	(3.52)	18.65	8.94	12.99	9.95
Distributions from net investment income	(1.31)	(1.28)	(1.44)	(1.08)	(1.06)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.03)	(5.25)C	(6.68)	(2.22)	(2.70)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$89.78	$101.33	$87.93	$85.67	$74.90
Total ReturnE,F	(3.51)%	21.95%	10.53%	17.60%	15.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses net of all reductions	1.04%	1.05%	1.06%	1.08%	1.09%
Net investment income (loss)	1.45%	1.45%	1.61%	1.58%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$470,249	$414,151	$329,459	$277,329	$205,851
Portfolio turnover rateI	63%	42%J	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class T

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$100.61	$87.37	$85.18	$74.49	$67.30
Income from Investment Operations
Net investment income (loss)B	1.08	1.10	1.18	1.03	1.01
Net realized and unrealized gain (loss)	(4.83)	17.15	7.46	11.68	8.68
Total from investment operations	(3.75)	18.25	8.64	12.71	9.69
Distributions from net investment income	(1.04)	(1.04)	(1.21)	(.88)	(.86)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(7.76)	(5.01)C	(6.45)	(2.02)	(2.50)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$89.10	$100.61	$87.37	$85.18	$74.49
Total ReturnE,F	(3.78)%	21.60%	10.23%	17.29%	14.67%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.33%	1.36%	1.38%
Expenses net of fee waivers, if any	1.32%	1.32%	1.33%	1.36%	1.38%
Expenses net of all reductions	1.31%	1.32%	1.33%	1.35%	1.38%
Net investment income (loss)	1.17%	1.18%	1.34%	1.30%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$76,586	$81,489	$61,421	$52,024	$39,047
Portfolio turnover rateI	63%	42%J	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$100.13	$86.90	$84.72	$74.01	$66.83
Income from Investment Operations
Net investment income (loss)B	.63	.63	.71	.61	.64
Net realized and unrealized gain (loss)	(4.81)	17.06	7.40	11.61	8.61
Total from investment operations	(4.18)	17.69	8.11	12.22	9.25
Distributions from net investment income	(.21)	(.48)	(.69)	(.37)	(.43)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(6.93)	(4.46)	(5.93)	(1.51)	(2.07)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$89.02	$100.13	$86.90	$84.72	$74.01
Total ReturnD,E	(4.25)%	21.01%	9.63%	16.68%	14.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.82%	1.86%	1.89%	1.91%
Expenses net of fee waivers, if any	1.80%	1.82%	1.86%	1.89%	1.91%
Expenses net of all reductions	1.80%	1.82%	1.86%	1.88%	1.90%
Net investment income (loss)	.68%	.68%	.81%	.78%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$6,846	$15,799	$17,388	$18,548	$19,330
Portfolio turnover rateH	63%	42%I	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class C

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$99.27	$86.32	$84.28	$73.75	$66.71
Income from Investment Operations
Net investment income (loss)B	.63	.65	.75	.65	.68
Net realized and unrealized gain (loss)	(4.75)	16.93	7.36	11.55	8.59
Total from investment operations	(4.12)	17.58	8.11	12.20	9.27
Distributions from net investment income	(.65)	(.65)	(.84)	(.53)	(.59)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(7.38)C	(4.63)	(6.07)D	(1.67)	(2.23)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$87.77	$99.27	$86.32	$84.28	$73.75
Total ReturnF,G	(4.23)%	21.03%	9.70%	16.73%	14.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.80%	1.80%	1.82%	1.83%	1.85%
Expenses net of fee waivers, if any	1.80%	1.80%	1.82%	1.83%	1.85%
Expenses net of all reductions	1.79%	1.80%	1.81%	1.82%	1.84%
Net investment income (loss)	.69%	.70%	.85%	.83%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$250,576	$228,151	$164,669	$134,966	$102,321
Portfolio turnover rateJ	63%	42%K	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$102.03	$88.51	$86.17	$75.29	$67.98
Income from Investment Operations
Net investment income (loss)B	1.61	1.64	1.69	1.48	1.42
Net realized and unrealized gain (loss)	(4.89)	17.40	7.55	11.82	8.76
Total from investment operations	(3.28)	19.04	9.24	13.30	10.18
Distributions from net investment income	(1.55)	(1.54)	(1.66)	(1.28)	(1.24)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.27)	(5.52)	(6.90)	(2.42)	(2.87)C
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$90.48	$102.03	$88.51	$86.17	$75.29
Total ReturnE	(3.25)%	22.27%	10.82%	17.94%	15.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.81%	.83%
Expenses net of all reductions	.76%	.77%	.79%	.80%	.82%
Net investment income (loss)	1.72%	1.73%	1.88%	1.85%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,039,983	$2,173,970	$1,328,594	$1,425,055	$1,202,440
Portfolio turnover rateH	63%	42%I	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class I

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$101.91	$88.33	$85.92	$75.14	$67.84
Income from Investment Operations
Net investment income (loss)B	1.60	1.59	1.66	1.45	1.39
Net realized and unrealized gain (loss)	(4.89)	17.40	7.53	11.79	8.73
Total from investment operations	(3.29)	18.99	9.19	13.24	10.12
Distributions from net investment income	(1.55)	(1.44)	(1.54)	(1.32)	(1.19)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.28)C	(5.41)D	(6.78)	(2.46)	(2.82)E
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$90.34	$101.91	$88.33	$85.92	$75.14
Total ReturnG	(3.26)%	22.26%	10.80%	17.90%	15.24%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.80%	.82%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.80%	.82%	.85%	.87%
Expenses net of all reductions	.77%	.80%	.82%	.84%	.87%
Net investment income (loss)	1.71%	1.70%	1.85%	1.81%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$216,836	$198,538	$154,271	$378,731	$163,544
Portfolio turnover rateJ	63%	42%K	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$692,134,097
Gross unrealized depreciation	(101,955,004)
Net unrealized appreciation (depreciation) on securities	$590,179,093
Tax Cost	$2,549,285,220

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,689,383
Undistributed long-term capital gain	$20,340,712
Net unrealized appreciation (depreciation) on securities and other investments	$590,130,872

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$74,502,566	$ 43,895,099
Long-term Capital Gains	170,400,035	98,122,718
Total	$244,902,601	$ 142,017,817

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,808,424,320 and $1,779,392,270, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,045,882	$–
Class T	.25%	.25%	375,890	–
Class B	.75%	.25%	112,537	84,403
Class C	.75%	.25%	2,315,175	557,247
			$3,849,484	$641,650

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$336,934
Class T	43,845
Class B(a)	2,345
Class C(a)	32,125
$415,249

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$829,869.20
Class T	169,721.23
Class B	24,522.22
Class C	467,790.20
Consumer Staples	3,352,990.17
Class I	336,927.18
	$ 5,181,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,509 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,139 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,728.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $115,438 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expense by $120.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,509 and a portion of class-level operating expenses as follows:

Amount
Class A	$7,870
Class T	1,516
Class B	395
Class C	4,058
Consumer Staples	37,669
Class I	6,663
$58,171

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 29,	2016	2015
From net investment income
Class A	$5,892,374	$4,812,004
Class T	832,225	776,331
Class B	21,356	83,556
Class C	1,681,417	1,335,126
Consumer Staples	30,907,531	29,856,743
Class I	3,093,118	2,754,772
Total	$42,428,021	$39,618,532
From net realized gain
Class A	$29,492,766	$14,768,867
Class T	5,430,950	2,841,831
Class B	809,700	743,976
Class C	16,753,262	7,778,566
Consumer Staples	136,504,977	65,408,817
Class I	13,482,925	10,857,228
Total	$202,474,580	$102,399,285

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	1,973,363	1,066,097	$181,606,150	$101,322,941
Reinvestment of distributions	372,764	205,710	34,290,264	18,829,531
Shares redeemed	(1,195,463)	(931,333)	(110,798,612)	(86,559,239)
Net increase (decrease)	1,150,664	340,474	$105,097,802	$33,593,233
Class T
Shares sold	197,944	215,514	$18,205,532	$20,203,421
Reinvestment of distributions	66,110	38,102	6,055,600	3,463,287
Shares redeemed	(214,470)	(146,712)	(19,884,944)	(13,666,581)
Net increase (decrease)	49,584	106,904	$4,376,188	$10,000,127
Class B
Shares sold	4,002	7,270	$364,996	$675,777
Reinvestment of distributions	8,400	8,161	777,774	730,673
Shares redeemed	(93,279)	(57,733)	(8,496,255)	(5,359,510)
Net increase (decrease)	(80,877)	(42,302)	$(7,353,485)	$(3,953,060)
Class C
Shares sold	926,964	636,469	$84,032,895	$59,593,472
Reinvestment of distributions	181,545	86,847	16,369,686	7,772,854
Shares redeemed	(551,638)	(332,705)	(49,873,026)	(30,479,924)
Net increase (decrease)	556,871	390,611	$50,529,555	$36,886,402
Consumer Staples
Shares sold	5,277,258	8,889,529	$487,809,315	$838,041,591
Reinvestment of distributions	1,736,133	985,926	161,200,153	91,713,079
Shares redeemed	(5,774,399)	(3,580,043)	(543,103,364)	(340,719,360)
Net increase (decrease)	1,238,992	6,295,412	$105,906,104	$589,035,310
Class I
Shares sold	1,318,941	3,870,748(a)	$121,982,188	$354,438,000(a)
Reinvestment of distributions	148,325	135,150	13,734,363	12,187,732
Shares redeemed	(1,015,396)	(3,804,175)(b)	(94,824,368)	(345,400,883)(b)
Net increase (decrease)	451,870	201,723	$40,892,183	$21,224,849

 (a) Amount includes in-kind exchanges.

 (b) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Fidelity Advisor® Gold Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(7.88)%	(19.18)%	(3.37)%
Class T (incl. 3.50% sales charge)	(5.99)%	(19.03)%	(3.38)%
Class B (incl. contingent deferred sales charge)	(7.86)%	(19.14)%	(3.31)%
Class C (incl. contingent deferred sales charge)	(3.99)%	(18.83)%	(3.47)%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Gold Fund - Class A on February 28, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$7,098	Fidelity Advisor® Gold Fund - Class A
$18,666	S&P 500® Index

Fidelity Advisor® Gold Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the year, the fund's share classes (excluding sales charges, if applicable) posted a modestly negative return that straddled the -2.37% result of the S&P® Global BMI Gold Capped Index and solidly outperformed the broadly based S&P 500® index. The fund outdistanced the -11.96% return of the global MSCI ACWI (All Country World Index) Index, an additional comparison used given the fund's global mandate. For most of the period, gold stocks were overcome by market concerns about the supposedly imminent interest rate hikes that investors believed the U.S. Federal Reserve was on a pathway to deliver. The gold price rebounded from its December lows after the Fed increased the fed funds rate by a quarter percentage point. Versus the industry benchmark, performance was helped by overweighting outperforming stocks such as Detour Gold, Randgold Resources, Torex Gold Resources, Premier Gold Mines, OceanaGold and Guyana Goldfields. Underweighting underperforming names such as Goldcorp and Compania de Minas Buenaventura also boosted results. A roughly 11% exposure, on average, to gold and silver bullion buoyed performance as well, especially in the period's extreme downturns. Lastly, the fund's foreign holdings helped, despite headwinds from a rising U.S. dollar. Conversely, we were hurt by underweightings in stocks that outperformed. Relative detractors included Sibanye Gold, Centamin, Harmony Gold Mining, Polyus Gold International and Zijin Mining Group. I sold Centamin and Polyus from the fund by period end. To a lesser extent, we also were hurt by overweightings in companies that underperformed, including B2Gold, Eldorado Gold and Argonaut Gold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Gold Bullion	11.0	5.2
Randgold Resources Ltd. sponsored ADR	7.9	7.8
Newcrest Mining Ltd.	5.8	5.6
Newmont Mining Corp.	5.8	4.5
Goldcorp, Inc.	5.7	8.0
Franco-Nevada Corp.	5.6	6.3
Agnico Eagle Mines Ltd. (Canada)	4.9	5.6
Barrick Gold Corp.	4.1	3.2
Silver Bullion	3.8	5.3
AngloGold Ashanti Ltd. sponsored ADR	3.2	3.0
	57.8

Top Industries (% of fund's net assets)

As of February 29, 2016
Gold	81.2%
Commodities & Related Investments*	14.8%
Precious Metals & Minerals	1.0%
Silver	0.7%
Construction Materials	0.2%
Diversified Metals & Mining	0.1%
All Others*	2.0%

 * Includes gold bullion and/or silver bullion.

As of August 31, 2015
Gold	87.1%
Commodities & Related Investments*	10.5%
Precious Metals & Minerals	1.1%
Silver	0.7%
Diversified Metals & Mining	0.2%
All Others*	0.4%

 * Includes gold bullion and/or silver bullion.

* Includes short-term investments and net other assets (liabilities).

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Canada	49.6%
United States of America*	25.3%
Australia	7.9%
Bailiwick of Jersey	7.9%
South Africa	6.7%
China	0.8%
United Kingdom	0.7%
Cayman Islands	0.6%
Peru	0.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2015
Canada	57.9%
United States of America*	18.7%
Bailiwick of Jersey	8.4%
Australia	7.4%
South Africa	5.6%
United Kingdom	0.7%
Peru	0.7%
Cayman Islands	0.4%
China	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 83.2%
	Shares	Value
Australia - 7.9%
Metals & Mining - 7.9%
Gold - 7.9%
Evolution Mining Ltd.	352,543	$440,348
Medusa Mining Ltd. (a)(b)	1,228,595	539,299
Newcrest Mining Ltd. (b)	5,814,753	72,999,912
Northern Star Resources Ltd.	4,351,118	12,111,881
Perseus Mining Ltd.:
(Australia) (b)	1,717,134	453,474
(Canada) (b)	1,300,000	350,702
Regis Resources Ltd.	2,107,191	3,880,340
Resolute Mng Ltd. (b)	2,390,161	955,347
Saracen Mineral Holdings Ltd. (b)	8,462,787	5,889,306
Silver Lake Resources Ltd. (a)(b)	4,145,985	961,739
St Barbara Ltd. (b)	650,000	869,883
		99,452,231
Bailiwick of Jersey - 7.9%
Metals & Mining - 7.9%
Gold - 7.9%
Randgold Resources Ltd. sponsored ADR (a)	1,088,395	99,316,044
Bermuda - 0.0%
Metals & Mining - 0.0%
Steel - 0.0%
African Minerals Ltd. (a)(b)	1,718,700	24
Canada - 49.6%
Metals & Mining - 49.6%
Diversified Metals & Mining - 0.1%
Ivanhoe Mines Ltd. (b)	3,101,200	1,558,622
True Gold Mining, Inc. (b)	171,000	48,027
		1,606,649
Gold - 47.8%
Agnico Eagle Mines Ltd. (Canada)	1,741,501	61,280,756
Alacer Gold Corp. (b)	1,656,963	3,318,825
Alamos Gold, Inc.	2,232,987	10,232,461
Argonaut Gold, Inc. (b)	5,673,162	6,876,560
B2Gold Corp. (b)	28,725,793	32,059,089
Barrick Gold Corp.	3,737,469	51,932,311
Centerra Gold, Inc.	483,300	2,657,614
Continental Gold, Inc. (b)(c)	7,063,900	7,779,166
Detour Gold Corp. (b)	1,623,100	25,564,125
Detour Gold Corp. (b)(d)	785,900	12,378,070
Eldorado Gold Corp.	8,859,235	26,518,774
Franco-Nevada Corp.	1,169,000	69,768,477
Goldcorp, Inc. (a)	4,963,800	71,320,231
Guyana Goldfields, Inc. (b)	4,281,800	13,766,319
Guyana Goldfields, Inc. (b)(d)	155,000	498,337
IAMGOLD Corp. (a)(b)	837,100	2,029,333
Integra Gold Corp. (b)	35,000	10,218
Kinross Gold Corp. (b)	1,998,891	5,850,413
Kirkland Lake Gold, Inc. (b)	1,512,400	9,132,526
Klondex Mines Ltd. (b)	96,000	256,142
Lake Shore Gold Corp. (b)	2,661,600	3,580,275
New Gold, Inc. (b)	8,862,675	30,000,777
Novagold Resources, Inc. (a)(b)	1,559,100	7,720,599
OceanaGold Corp.	9,214,832	25,471,893
Osisko Gold Royalties Ltd.	473,793	4,892,009
Pilot Gold, Inc. (b)	1,418,150	461,187
Premier Gold Mines Ltd. (b)(c)	10,803,622	25,711,502
Pretium Resources, Inc. (a)(b)	1,077,052	5,031,019
Pretium Resources, Inc. (b)(d)	225,000	1,050,998
Primero Mining Corp. (a)(b)	2,287,100	3,752,670
Richmont Mines, Inc. (b)	92,800	433,478
Sandstorm Gold Ltd. (b)	578,875	1,724,217
Seabridge Gold, Inc. (a)(b)	853,207	7,858,036
SEMAFO, Inc. (b)	4,307,900	15,283,016
Teranga Gold Corp. (a)(b)	85,000	35,809
Teranga Gold Corp. CDI unit (b)	3,338,072	1,358,053
Torex Gold Resources, Inc. (b)	24,995,500	33,253,437
Yamana Gold, Inc.	6,445,920	18,246,765
		599,095,487
Precious Metals & Minerals - 1.0%
Gold Standard Ventures Corp. (b)	2,175,400	2,009,793
Tahoe Resources, Inc.	1,138,582	10,527,466
		12,537,259
Silver - 0.7%
MAG Silver Corp. (b)	414,200	2,948,075
Silver Wheaton Corp.	395,200	6,233,236
		9,181,311
TOTAL METALS & MINING		622,420,706
Cayman Islands - 0.6%
Metals & Mining - 0.6%
Gold - 0.6%
Endeavour Mining Corp. (b)	828,840	7,436,894
China - 0.8%
Metals & Mining - 0.8%
Gold - 0.8%
Zijin Mining Group Co. Ltd. (H Shares)	32,876,000	9,848,366
Peru - 0.5%
Metals & Mining - 0.5%
Gold - 0.5%
Compania de Minas Buenaventura SA sponsored ADR (b)	1,072,228	5,597,030
South Africa - 6.7%
Metals & Mining - 6.7%
Gold - 6.7%
AngloGold Ashanti Ltd. sponsored ADR (b)	3,119,908	40,621,202
Gold Fields Ltd. sponsored ADR	4,726,126	20,180,558
Harmony Gold Mining Co. Ltd. (b)	1,484,000	4,807,735
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(b)	1,812,900	5,910,054
Sibanye Gold Ltd. ADR	865,006	12,430,136
		83,949,685
United Kingdom - 0.7%
Metals & Mining - 0.7%
Gold - 0.7%
Acacia Mining PLC	2,657,994	9,182,231
United States of America - 8.5%
Construction Materials - 0.2%
Construction Materials - 0.2%
Eagle Materials, Inc.	50,500	3,051,212
Metals & Mining - 8.3%
Gold - 8.3%
McEwen Mining, Inc. (a)	579,110	1,059,771
Newmont Mining Corp.	2,795,900	72,218,097
Royal Gold, Inc.	656,513	30,442,508
		103,720,376

TOTAL UNITED STATES OF AMERICA		106,771,588

TOTAL COMMON STOCKS
(Cost $1,235,860,010)		1,043,974,799
	Troy Ounces

Commodities - 14.8%
Gold Bullion(b)	111,510	138,222,221
Silver Bullion(b)	3,162,000	47,146,052
TOTAL COMMODITIES
(Cost $196,019,406)		185,368,273
	Shares

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.40% (e)	35,782,221	35,782,221
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	19,998,096	19,998,096
TOTAL MONEY MARKET FUNDS
(Cost $55,780,317)		55,780,317
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $1,487,659,733)		1,285,123,389
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(30,961,190)
NET ASSETS - 100%		$1,254,162,199

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,927,405 or 1.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,524
Fidelity Securities Lending Cash Central Fund	260,688
Total	$285,212

Consolidated Subsidiary

	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$116,684,748	$115,940,297	$42,608,630	$--	$185,320,085

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Continental Gold, Inc. (formerly Continental Gold Ltd.)	$7,850,572	$2,894,378	$--	$--	$7,779,166
Endeavour Mining Corp.	3,968,035	11,431	--	--	--
Premier Gold Mines Ltd.	20,747,454	1,036,932	421,766	--	25,711,502
Total	$32,566,061	$3,942,741	$421,766	$--	$33,490,668

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,043,974,799	$966,167,128	$77,807,647	$24
Commodities	185,368,273	185,368,273	--	--
Money Market Funds	55,780,317	55,780,317	--	--
Total Investments in Securities:	$1,285,123,389	$1,207,315,718	$77,807,647	$24

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$69,980,874
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $19,733,536) — See accompanying schedule: Unaffiliated issuers (cost $1,178,084,778)	$1,010,484,131
Fidelity Central Funds (cost $55,780,317)	55,780,317
Commodities (cost $196,019,406)	185,368,273
Other affiliated issuers (cost $57,775,232)	33,490,668
Total Investments (cost $1,487,659,733)		$1,285,123,389
Receivable for investments sold		6,797,261
Receivable for fund shares sold		5,565,691
Dividends receivable		509,903
Distributions receivable from Fidelity Central Funds		34,747
Prepaid expenses		2,927
Other receivables		62,068
Total assets		1,298,095,986
Liabilities
Payable for investments purchased	$18,108,935
Payable for fund shares redeemed	4,873,656
Accrued management fee	506,531
Distribution and service plan fees payable	54,799
Other affiliated payables	249,139
Other payables and accrued expenses	142,631
Collateral on securities loaned, at value	19,998,096
Total liabilities		43,933,787
Net Assets		$1,254,162,199
Net Assets consist of:
Paid in capital		$2,708,861,690
Accumulated net investment loss		(13,704)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,252,131,751)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(202,554,036)
Net Assets		$1,254,162,199
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($53,509,144 ÷ 3,023,298 shares)		$17.70
Maximum offering price per share (100/94.25 of $17.70)		$18.78
Class T:
Net Asset Value and redemption price per share ($17,719,589 ÷ 1,019,901 shares)		$17.37
Maximum offering price per share (100/96.50 of $17.37)		$18.00
Class B:
Net Asset Value and offering price per share ($1,387,809 ÷ 82,864 shares)(a)		$16.75
Class C:
Net Asset Value and offering price per share ($52,732,246 ÷ 3,160,888 shares)(a)		$16.68
Gold:
Net Asset Value, offering price and redemption price per share ($1,076,206,149 ÷ 59,384,404 shares)		$18.12
Class I:
Net Asset Value, offering price and redemption price per share ($52,607,262 ÷ 2,901,278 shares)		$18.13

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,600,661
Income from Fidelity Central Funds		285,212
Income before foreign taxes withheld		7,885,873
Less foreign taxes withheld		(825,677)
Total income		7,060,196
Expenses
Management fee	$5,414,585
Transfer agent fees	2,620,065
Distribution and service plan fees	541,896
Accounting and security lending fees	443,034
Custodian fees and expenses	282,703
Independent trustees' compensation	16,899
Registration fees	124,224
Audit	68,140
Legal	10,887
Miscellaneous	13,130
Total expenses before reductions	9,535,563
Expense reductions	(362,326)	9,173,237
Net investment income (loss)		(2,113,041)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(155,210,150)
Other affiliated issuers	(648,863)
Commodities	(7,003,431)
Foreign currency transactions	1,660,481
Total net realized gain (loss)		(161,201,963)
Change in net unrealized appreciation (depreciation) on: Investments	155,642,129
Assets and liabilities in foreign currencies	(18,709)
Commodities	2,764,458
Total change in net unrealized appreciation (depreciation)		158,387,878
Net gain (loss)		(2,814,085)
Net increase (decrease) in net assets resulting from operations		$(4,927,126)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,113,041)	$(3,405,899)
Net realized gain (loss)	(161,201,963)	(231,533,739)
Change in net unrealized appreciation (depreciation)	158,387,878	(19,537,556)
Net increase (decrease) in net assets resulting from operations	(4,927,126)	(254,477,194)
Share transactions - net increase (decrease)	137,310,705	(124,744,949)
Redemption fees	180,108	222,335
Total increase (decrease) in net assets	132,563,687	(378,999,808)
Net Assets
Beginning of period	1,121,598,512	1,500,598,320
End of period (including accumulated net investment loss of $13,704 and accumulated net investment loss of $19,281, respectively)	$1,254,162,199	$1,121,598,512

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$22.01	$30.25	$45.37	$50.92
Income from Investment Operations
Net investment income (loss)B	(.06)	(.10)	–C	.07	(.13)
Net realized and unrealized gain (loss)	(.35)	(3.80)	(8.25)	(15.19)	(2.83)
Total from investment operations	(.41)	(3.90)	(8.25)	(15.12)	(2.96)
Distributions from net realized gain	–	–	–	–	(2.59)
Total distributions	–	–	–	–	(2.59)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$17.70	$18.11	$22.01	$30.25	$45.37
Total ReturnD,E	(2.26)%	(17.72)%	(27.24)%	(33.33)%	(6.24)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.23%	1.21%	1.18%	1.14%
Expenses net of fee waivers, if any	1.20%	1.19%	1.19%	1.17%	1.14%
Expenses net of all reductions	1.20%	1.19%	1.18%	1.17%	1.14%
Net investment income (loss)	(.44)%	(.51)%	- %H	.18%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$53,509	$46,898	$60,270	$101,202	$152,969
Portfolio turnover rateI	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.83	$21.73	$29.95	$45.04	$50.68
Income from Investment Operations
Net investment income (loss)B	(.11)	(.15)	(.06)	(.03)	(.27)
Net realized and unrealized gain (loss)	(.35)	(3.75)	(8.17)	(15.06)	(2.80)
Total from investment operations	(.46)	(3.90)	(8.23)	(15.09)	(3.07)
Distributions from net realized gain	–	–	–	–	(2.57)
Total distributions	–	–	–	–	(2.57)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$17.37	$17.83	$21.73	$29.95	$45.04
Total ReturnD,E	(2.58)%	(17.95)%	(27.45)%	(33.50)%	(6.49)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.50%	1.49%	1.45%	1.43%
Expenses net of fee waivers, if any	1.48%	1.46%	1.47%	1.44%	1.42%
Expenses net of all reductions	1.48%	1.46%	1.46%	1.44%	1.42%
Net investment income (loss)	(.72)%	(.79)%	(.28)%	(.09)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$17,720	$16,200	$18,402	$24,913	$40,664
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.27	$21.14	$29.27	$44.24	$50.02
Income from Investment Operations
Net investment income (loss)B	(.17)	(.24)	(.16)	(.21)	(.49)
Net realized and unrealized gain (loss)	(.35)	(3.63)	(7.98)	(14.76)	(2.76)
Total from investment operations	(.52)	(3.87)	(8.14)	(14.97)	(3.25)
Distributions from net realized gain	–	–	–	–	(2.53)
Total distributions	–	–	–	–	(2.53)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$16.75	$17.27	$21.14	$29.27	$44.24
Total ReturnD,E	(3.01)%	(18.31)%	(27.78)%	(33.84)%	(6.95)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.98%	1.97%	1.95%	1.93%	1.90%
Expenses net of fee waivers, if any	1.94%	1.93%	1.93%	1.92%	1.90%
Expenses net of all reductions	1.94%	1.93%	1.93%	1.91%	1.90%
Net investment income (loss)	(1.18)%	(1.26)%	(.75)%	(.57)%	(1.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,388	$2,461	$4,373	$9,423	$20,894
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.20	$21.06	$29.15	$44.05	$49.81
Income from Investment Operations
Net investment income (loss)B	(.16)	(.23)	(.16)	(.20)	(.47)
Net realized and unrealized gain (loss)	(.36)	(3.63)	(7.94)	(14.70)	(2.76)
Total from investment operations	(.52)	(3.86)	(8.10)	(14.90)	(3.23)
Distributions from net realized gain	–	–	–	–	(2.53)
Total distributions	–	–	–	–	(2.53)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$16.68	$17.20	$21.06	$29.15	$44.05
Total ReturnD,E	(3.02)%	(18.33)%	(27.75)%	(33.83)%	(6.93)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.97%	1.96%	1.96%	1.93%	1.87%
Expenses net of fee waivers, if any	1.93%	1.92%	1.94%	1.92%	1.87%
Expenses net of all reductions	1.93%	1.92%	1.93%	1.91%	1.87%
Net investment income (loss)	(1.17)%	(1.25)%	(.76)%	(.57)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,732	$39,429	$33,811	$37,787	$67,996
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$22.41	$30.72	$45.96	$51.44
Income from Investment Operations
Net investment income (loss)B	(.03)	(.04)	.06	.16	(.02)
Net realized and unrealized gain (loss)	(.35)	(3.87)	(8.38)	(15.40)	(2.85)
Total from investment operations	(.38)	(3.91)	(8.32)	(15.24)	(2.87)
Distributions from net realized gain	–	–	–	–	(2.61)
Total distributions	–	–	–	–	(2.61)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$18.12	$18.50	$22.41	$30.72	$45.96
Total ReturnD	(2.05)%	(17.45)%	(27.05)%	(33.16)%	(6.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.97%	.94%	.94%	.93%	.89%
Expenses net of fee waivers, if any	.93%	.90%	.92%	.92%	.89%
Expenses net of all reductions	.93%	.90%	.91%	.92%	.89%
Net investment income (loss)	(.17)%	(.22)%	.27%	.43%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,076,206	$992,944	$1,275,913	$2,301,019	$3,924,440
Portfolio turnover rateG	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$22.41	$30.69	$45.87	$51.32
Income from Investment Operations
Net investment income (loss)B	(.02)	(.04)	.07	.20	.02
Net realized and unrealized gain (loss)	(.35)	(3.87)	(8.36)	(15.38)	(2.85)
Total from investment operations	(.37)	(3.91)	(8.29)	(15.18)	(2.83)
Distributions from net realized gain	–	–	–	–	(2.62)
Total distributions	–	–	–	–	(2.62)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$18.13	$18.50	$22.41	$30.69	$45.87
Total ReturnD	(2.00)%	(17.45)%	(26.98)%	(33.09)%	(5.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.90%	.87%	.84%	.82%
Expenses net of fee waivers, if any	.88%	.86%	.85%	.83%	.81%
Expenses net of all reductions	.88%	.86%	.84%	.82%	.81%
Net investment income (loss)	(.12)%	(.18)%	.34%	.52%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$52,607	$23,667	$107,830	$128,262	$168,548
Portfolio turnover rateG	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 29, 2016

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $185,320,085 in the Subsidiary, representing 14.8% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$175,385,332
Gross unrealized depreciation	(530,042,755)
Net unrealized appreciation (depreciation) on securities	$(354,657,423)
Tax Cost	$1,639,732,624

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,636,474
Capital loss carryforward	$(1,152,602,929)
Net unrealized appreciation (depreciation) on securities and other investments	$(354,660,525)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(137,035,055)
Long-term	(1,015,567,874)
Total capital loss carryforward	$(1,152,602,929)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $308,152,319 and $183,244,812, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$97,126	$–
Class T	.25%	.25%	67,784	–
Class B	.75%	.25%	15,769	11,827
Class C	.75%	.25%	361,217	94,153
			$541,896	$105,980

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30,057
Class T	7,972
Class B(a)	1,554
Class C(a)	9,782
$49,365

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$115,271.30
Class T	45,054.33
Class B	4,675.30
Class C	101,686.28
Gold	2,293,659.28
Class I	59,720.24
	$ 2,620,065

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,119 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,237 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $260,688.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $318,965.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,135 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,985 and a portion of class-level operating expenses as follows:

Amount
Class A	$99
Class T	28
Class B	4
Class C	395
Gold	23,242
Class I	1,473
$ 25,241

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	1,535,243	1,014,651	$23,173,408	$20,366,842
Shares redeemed	(1,100,912)	(1,163,476)	(16,009,093)	(22,763,258)
Net increase (decrease)	434,331	(148,825)	$7,164,315	$(2,396,416)
Class T
Shares sold	373,972	317,888	$5,610,984	$6,202,712
Shares redeemed	(262,516)	(256,267)	(3,867,307)	(4,926,125)
Net increase (decrease)	111,456	61,621	$1,743,677	$1,276,587
Class B
Shares sold	6,237	6,743	$87,905	$129,320
Shares redeemed	(65,868)	(71,044)	(948,946)	(1,326,720)
Net increase (decrease)	(59,631)	(64,301)	$(861,041)	$(1,197,400)
Class C
Shares sold	1,382,064	1,131,151	$19,834,455	$21,162,781
Shares redeemed	(513,567)	(444,470)	(7,072,215)	(8,210,673)
Net increase (decrease)	868,497	686,681	$12,762,240	$12,952,108
Gold
Shares sold	25,445,576	22,066,731	$393,817,498	$446,680,830
Shares redeemed	(19,739,546)	(25,311,740)	(303,052,757)	(508,417,315)
Net increase (decrease)	5,706,030	(3,245,009)	$90,764,741	$(61,736,485)
Class I
Shares sold	2,727,491	1,547,691	$42,106,104	$33,198,070
Shares redeemed	(1,105,474)	(5,080,368)	(16,369,331)	(106,841,413)
Net increase (decrease)	1,622,017	(3,532,677)	$25,736,773	$(73,643,343)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Materials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(24.61)%	0.35%	6.26%
Class T (incl. 3.50% sales charge)	(23.06)%	0.52%	6.21%
Class B (incl. contingent deferred sales charge)	(24.58)%	0.38%	6.29%
Class C (incl. contingent deferred sales charge)	(21.39)%	0.78%	6.12%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Materials Fund - Class A on February 28, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$18,353	Fidelity Advisor® Materials Fund - Class A
$18,666	S&P 500® Index

Fidelity Advisor® Materials Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -17.90% return of the MSCI U.S. IMI Materials 25/50 Index. Materials stocks also lagged the S&P 500® index, weighed down by weak-performing categories such as diversified metals & mining and fertilizers & agricultural chemicals. Versus the MSCI index, stock selection and a sizable overweighting in paper-packaging stocks detracted from the fund’s results, as did our picks in construction materials and diversified chemicals, and an underweighting in industrial gases. Paper-packaging stock WestRock was by far our biggest detractor, as well as the fund’s third-largest holding at period end and a sizable overweighting. Fundamentals for the firm’s chemicals segment weakened as a result of lower oil prices, which hampered the stock. Another detractor versus the index was a large underweighting in index heavyweight Dow Chemical, which managed a modest gain this period. Not owning index component Airgas in November, when the company received a buyout bid from France-based industrial gases provider Air Liquide, also worked against us. Conversely, underweighting diversified metals & mining, the weakest group in the MSCI index, and avoiding aluminum shares bolstered relative results. The fund’s top relative contributor was Freeport-McMoRan, an index name that returned -64%. I sold our token stake in this natural resources provider in February 2015, just before the period began. Our overweighted stake in specialty chemicals contributor Cytec Industries also contributed. The company makes composites and other materials for aerospace and industrial customers. I established this position in March, and the stock had a nice move in July, after the company announced it had entered into a merger agreement with Brussels-based Solvay, a global chemical company. I liquidated our stake in Cytec soon after to pursue opportunities I thought had more upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	14.6	9.4
Eastman Chemical Co.	8.9	8.0
WestRock Co.	8.5	9.2
Monsanto Co.	7.3	9.6
LyondellBasell Industries NV Class A	6.2	7.2
Graphic Packaging Holding Co.	5.3	3.8
Ecolab, Inc.	5.2	6.4
The Dow Chemical Co.	4.9	0.0
PPG Industries, Inc.	4.9	4.9
Eagle Materials, Inc.	4.8	4.6
	70.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Chemicals	71.1%
Containers & Packaging	19.4%
Construction Materials	4.8%
Metals & Mining	1.8%
Building Products	1.1%
All Others*	1.8%

As of August 31, 2015
Chemicals	63.5%
Containers & Packaging	21.6%
Metals & Mining	5.2%
Construction Materials	4.6%
Paper & Forest Products	1.5%
All Others*	3.6%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Materials Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Building Products - 1.1%
Building Products - 1.1%
GCP Applied Technologies, Inc. (a)	797,440	$14,138,611
Chemicals - 71.1%
Commodity Chemicals - 7.3%
LyondellBasell Industries NV Class A	1,016,696	81,549,186
Orion Engineered Carbons SA	1,134,534	14,578,762
		96,127,948
Diversified Chemicals - 28.6%
E.I. du Pont de Nemours & Co.	3,171,200	193,030,945
Eastman Chemical Co.	1,824,548	117,044,754
Olin Corp.	140,600	2,131,496
The Dow Chemical Co.	1,343,300	65,297,813
		377,505,008
Fertilizers & Agricultural Chemicals - 11.8%
Agrium, Inc.	146,500	12,615,458
CF Industries Holdings, Inc.	903,610	32,945,621
Monsanto Co.	1,071,630	96,435,984
Potash Corp. of Saskatchewan, Inc.	833,300	14,122,372
		156,119,435
Specialty Chemicals - 23.4%
Ashland, Inc.	476,300	45,386,627
Ecolab, Inc.	664,424	68,136,681
Frutarom Industries Ltd.	270,296	13,977,842
NewMarket Corp.	58,129	21,225,223
PPG Industries, Inc.	669,400	64,617,182
Valspar Corp.	621,100	48,594,864
W.R. Grace & Co. (a)	699,640	48,093,254
		310,031,673

TOTAL CHEMICALS		939,784,064

Construction Materials - 4.8%
Construction Materials - 4.8%
Eagle Materials, Inc.	1,052,715	63,605,040
Containers & Packaging - 19.4%
Metal & Glass Containers - 4.3%
Ball Corp.	855,170	56,637,909
Paper Packaging - 15.1%
Graphic Packaging Holding Co.	5,639,795	69,538,672
Sealed Air Corp.	380,400	17,395,692
WestRock Co.	3,342,919	112,890,375
		199,824,739

TOTAL CONTAINERS & PACKAGING		256,462,648

Energy Equipment & Services - 0.1%
Oil & Gas Equipment & Services - 0.1%
Aspen Aerogels, Inc. (a)	340,453	1,242,653
Metals & Mining - 1.8%
Diversified Metals & Mining - 1.8%
Compass Minerals International, Inc.	340,800	23,119,872
TOTAL COMMON STOCKS
(Cost $1,255,329,095)		1,298,352,888

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.40% (b)
(Cost $19,504,253)	19,504,253	19,504,253
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $1,274,833,348)		1,317,857,141
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,053,922
NET ASSETS - 100%		$1,320,911,063

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,726
Fidelity Securities Lending Cash Central Fund	89,068
Total	$127,794

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$10,127,522	$--	$7,035,841	$--	$--
Total	$10,127,522	$--	$7,035,841	$--	$--

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
Netherlands	6.2%
Canada	2.0%
Luxembourg	1.1%
Israel	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,255,329,095)	$1,298,352,888
Fidelity Central Funds (cost $19,504,253)	19,504,253
Total Investments (cost $1,274,833,348)		$1,317,857,141
Receivable for investments sold		26,728,214
Receivable for fund shares sold		2,004,012
Dividends receivable		2,889,783
Distributions receivable from Fidelity Central Funds		1,712
Prepaid expenses		6,204
Other receivables		54,626
Total assets		1,349,541,692
Liabilities
Payable for investments purchased	$24,989,520
Payable for fund shares redeemed	2,558,256
Accrued management fee	592,501
Distribution and service plan fees payable	110,741
Other affiliated payables	287,993
Other payables and accrued expenses	91,618
Total liabilities		28,630,629
Net Assets		$1,320,911,063
Net Assets consist of:
Paid in capital		$1,314,144,629
Distributions in excess of net investment income		(45,053)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,212,306)
Net unrealized appreciation (depreciation) on investments		43,023,793
Net Assets		$1,320,911,063
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($202,746,868 ÷ 3,221,442 shares)		$62.94
Maximum offering price per share (100/94.25 of $62.94)		$66.78
Class T:
Net Asset Value and redemption price per share ($30,117,887 ÷ 481,737 shares)		$62.52
Maximum offering price per share (100/96.50 of $62.52)		$64.79
Class B:
Net Asset Value and offering price per share ($3,021,034 ÷ 49,306 shares)(a)		$61.27
Class C:
Net Asset Value and offering price per share ($66,895,988 ÷ 1,095,101 shares)(a)		$61.09
Materials:
Net Asset Value, offering price and redemption price per share ($711,984,554 ÷ 11,265,515 shares)		$63.20
Class I:
Net Asset Value, offering price and redemption price per share ($306,144,732 ÷ 4,853,795 shares)		$63.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$36,704,710
Interest		36
Income from Fidelity Central Funds		127,794
Total income		36,832,540
Expenses
Management fee	$9,399,943
Transfer agent fees	3,633,828
Distribution and service plan fees	1,795,819
Accounting and security lending fees	530,288
Custodian fees and expenses	34,030
Independent trustees' compensation	32,246
Registration fees	133,878
Audit	55,040
Legal	20,722
Miscellaneous	23,598
Total expenses before reductions	15,659,392
Expense reductions	(116,230)	15,543,162
Net investment income (loss)		21,289,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(352,968)
Other affiliated issuers	596,307
Foreign currency transactions	(63,699)
Total net realized gain (loss)		179,640
Change in net unrealized appreciation (depreciation) on investment securities		(394,277,283)
Net gain (loss)		(394,097,643)
Net increase (decrease) in net assets resulting from operations		$(372,808,265)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,289,378	$16,415,183
Net realized gain (loss)	179,640	140,995,843
Change in net unrealized appreciation (depreciation)	(394,277,283)	(115,351,730)
Net increase (decrease) in net assets resulting from operations	(372,808,265)	42,059,296
Distributions to shareholders from net investment income	(15,036,509)	(14,132,791)
Distributions to shareholders from net realized gain	(20,008,646)	(176,045,519)
Total distributions	(35,045,155)	(190,178,310)
Share transactions - net increase (decrease)	(326,507,843)	139,840,860
Redemption fees	36,485	59,111
Total increase (decrease) in net assets	(734,324,778)	(8,219,043)
Net Assets
Beginning of period	2,055,235,841	2,063,454,884
End of period (including distributions in excess of net investment income of $45,053 and distributions in excess of net investment income of $33,066, respectively)	$1,320,911,063	$2,055,235,841

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.43	$86.46	$73.44	$69.23	$69.96
Income from Investment Operations
Net investment income (loss)B	.79	.51	.36	.70	.40
Net realized and unrealized gain (loss)	(16.80)	1.05	14.56	5.69	(.35)
Total from investment operations	(16.01)	1.56	14.92	6.39	.05
Distributions from net investment income	(.58)	(.43)	(.30)	(.63)	(.40)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.48)C	(7.59)D	(1.90)	(2.18)	(.78)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.94	$80.43	$86.46	$73.44	$69.23
Total ReturnF,G	(20.01)%	2.20%	20.46%	9.40%	.21%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.06%	1.06%	1.10%	1.13%	1.13%
Expenses net of fee waivers, if any	1.06%	1.06%	1.10%	1.13%	1.13%
Expenses net of all reductions	1.06%	1.06%	1.09%	1.12%	1.13%
Net investment income (loss)	1.09%	.61%	.45%	1.02%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$202,747	$319,740	$336,777	$219,627	$157,781
Portfolio turnover rateJ	64%	76%K	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$79.95	$85.99	$73.05	$68.91	$69.68
Income from Investment Operations
Net investment income (loss)B	.56	.25	.12	.50	.21
Net realized and unrealized gain (loss)	(16.69)	1.06	14.48	5.66	(.35)
Total from investment operations	(16.13)	1.31	14.60	6.16	(.14)
Distributions from net investment income	(.40)	(.18)	(.06)	(.46)	(.25)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.30)C	(7.35)	(1.66)	(2.02)D	(.63)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.52	$79.95	$85.99	$73.05	$68.91
Total ReturnF,G	(20.27)%	1.90%	20.10%	9.10%	(.09)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.38%	1.37%	1.40%	1.42%	1.42%
Expenses net of fee waivers, if any	1.37%	1.37%	1.40%	1.42%	1.42%
Expenses net of all reductions	1.37%	1.37%	1.39%	1.41%	1.41%
Net investment income (loss)	.77%	.31%	.15%	.73%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$30,118	$45,252	$45,223	$37,860	$28,290
Portfolio turnover rateJ	64%	76%K	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$78.31	$84.63	$72.21	$68.13	$68.95
Income from Investment Operations
Net investment income (loss)B	.19	(.18)	(.28)	.16	(.11)
Net realized and unrealized gain (loss)	(16.32)	1.03	14.28	5.57	(.33)
Total from investment operations	(16.13)	.85	14.00	5.73	(.44)
Distributions from net investment income	–	–	–	(.10)	–
Distributions from net realized gain	(.91)	(7.17)	(1.58)	(1.55)	(.38)
Total distributions	(.91)	(7.17)	(1.58)	(1.65)	(.38)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$61.27	$78.31	$84.63	$72.21	$68.13
Total ReturnD,E	(20.67)%	1.35%	19.50%	8.55%	(.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.88%	1.89%	1.90%	1.92%	1.91%
Expenses net of fee waivers, if any	1.88%	1.89%	1.90%	1.92%	1.91%
Expenses net of all reductions	1.87%	1.89%	1.90%	1.91%	1.91%
Net investment income (loss)	.27%	(.22)%	(.36)%	.24%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,021	$6,487	$8,671	$10,218	$11,040
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$78.12	$84.38	$71.96	$67.98	$68.78
Income from Investment Operations
Net investment income (loss)B	.24	(.12)	(.23)	.18	(.10)
Net realized and unrealized gain (loss)	(16.28)	1.03	14.23	5.55	(.32)
Total from investment operations	(16.04)	.91	14.00	5.73	(.42)
Distributions from net investment income	(.08)	–	–	(.20)	–
Distributions from net realized gain	(.91)	(7.17)	(1.58)	(1.55)	(.38)
Total distributions	(.99)	(7.17)	(1.58)	(1.75)	(.38)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$61.09	$78.12	$84.38	$71.96	$67.98
Total ReturnD,E	(20.61)%	1.43%	19.56%	8.58%	(.55)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.82%	1.85%	1.89%	1.89%
Expenses net of fee waivers, if any	1.81%	1.82%	1.85%	1.89%	1.89%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.88%	1.89%
Net investment income (loss)	.34%	(.14)%	(.30)%	.26%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$66,896	$107,697	$106,879	$75,007	$58,296
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.77	$86.81	$73.68	$69.41	$70.11
Income from Investment Operations
Net investment income (loss)B	.98	.73	.58	.90	.60
Net realized and unrealized gain (loss)	(16.89)	1.05	14.63	5.71	(.37)
Total from investment operations	(15.91)	1.78	15.21	6.61	.23
Distributions from net investment income	(.76)	(.65)	(.48)	(.79)	(.55)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.66)C	(7.82)	(2.08)	(2.34)	(.93)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$63.20	$80.77	$86.81	$73.68	$69.41
Total ReturnE	(19.81)%	2.46%	20.80%	9.71%	.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.80%	.82%	.85%	.85%
Expenses net of fee waivers, if any	.81%	.80%	.82%	.85%	.85%
Expenses net of all reductions	.80%	.80%	.82%	.84%	.84%
Net investment income (loss)	1.34%	.87%	.73%	1.30%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$711,985	$1,107,689	$1,231,942	$1,146,782	$1,089,619
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.60	$86.66	$73.57	$69.35	$70.05
Income from Investment Operations
Net investment income (loss)B	1.00	.74	.59	.90	.60
Net realized and unrealized gain (loss)	(16.86)	1.05	14.60	5.70	(.36)
Total from investment operations	(15.86)	1.79	15.19	6.60	.24
Distributions from net investment income	(.77)	(.68)	(.50)	(.83)	(.56)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.67)C	(7.85)	(2.10)	(2.38)	(.94)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$63.07	$80.60	$86.66	$73.57	$69.35
Total ReturnE	(19.79)%	2.49%	20.81%	9.71%	.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.81%	.85%	.84%
Expenses net of fee waivers, if any	.78%	.78%	.81%	.85%	.84%
Expenses net of all reductions	.78%	.78%	.81%	.84%	.83%
Net investment income (loss)	1.37%	.89%	.74%	1.30%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$306,145	$468,371	$333,963	$246,696	$89,299
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$171,131,096
Gross unrealized depreciation	(136,462,813)
Net unrealized appreciation (depreciation) on securities	$34,668,283
Tax Cost	$1,283,188,858

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$34,668,283

The Fund intends to elect to defer to its next fiscal year $26,553,392 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(199,630)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$(1,303,405)

The Fund acquired $1,303,405 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$15,036,509	$ 14,132,791
Long-term Capital Gains	20,008,646	176,045,519
Total	$35,045,155	$ 190,178,310

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,081,563,958 and $1,425,677,892, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$669,561	$–
Class T	.25%	.25%	187,278	–
Class B	.75%	.25%	45,667	34,250
Class C	.75%	.25%	893,313	121,122
			$1,795,819	$155,372

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63,199
Class T	4,994
Class B(a)	3,199
Class C(a)	13,325
$84,717

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$584,630.22
Class T	105,698.28
Class B	13,231.29
Class C	198,202.22
Materials	1,969,720.22
Class I	762,347.19
	$ 3,633,828

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,365 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,641 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,068.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $57,488 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,331 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,876
Class T	846
Class B	22
Class C	2,309
Materials	27,233
Class I	8,125
$45,411

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$1,939,569	$1,638,100
Class T	197,484	99,020
Class C	96,966	–
Materials	8,906,972	8,803,568
Class I	3,895,518	3,592,103
Total	$15,036,509	$14,132,791
From net realized gain
Class A	$3,076,815	$27,780,861
Class T	454,774	3,863,168
Class B	50,258	628,830
Class C	1,065,857	9,676,799
Materials	10,731,466	98,020,822
Class I	4,629,476	36,075,039
Total	$20,008,646	$176,045,519

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	820,014	1,287,549	$59,881,537	$107,992,682
Reinvestment of distributions	70,909	350,058	4,729,990	27,494,344
Shares redeemed	(1,644,717)	(1,557,532)	(118,125,615)	(130,043,911)
Net increase (decrease)	(753,794)	80,075	$(53,514,088)	$5,443,115
Class T
Shares sold	84,811	122,029	$5,963,121	$10,167,521
Reinvestment of distributions	9,611	48,608	637,500	3,794,851
Shares redeemed	(178,706)	(130,511)	(12,734,979)	(10,688,592)
Net increase (decrease)	(84,284)	40,126	$(6,134,358)	$3,273,780
Class B
Shares sold	1,827	2,935	$136,913	$242,184
Reinvestment of distributions	717	7,683	46,833	590,123
Shares redeemed	(36,076)	(30,247)	(2,579,948)	(2,465,575)
Net increase (decrease)	(33,532)	(19,629)	$(2,396,202)	$(1,633,268)
Class C
Shares sold	141,291	367,698	$10,125,628	$30,096,831
Reinvestment of distributions	16,060	110,883	1,043,658	8,472,087
Shares redeemed	(440,847)	(366,676)	(30,549,327)	(29,116,038)
Net increase (decrease)	(283,496)	111,905	$(19,380,041)	$9,452,880
Materials
Shares sold	1,388,149	2,411,814	$101,563,248	$202,615,605
Reinvestment of distributions	273,187	1,274,428	18,281,510	100,536,677
Shares redeemed	(4,109,408)	(4,164,314)	(297,748,381)	(345,204,286)
Net increase (decrease)	(2,448,072)	(478,072)	$(177,903,623)	$(42,052,004)
Class I
Shares sold	1,480,820	4,739,071(a)	$107,996,943	$400,864,210(a)
Reinvestment of distributions	118,643	464,747	7,923,047	36,366,289
Shares redeemed	(2,556,391)	(3,246,644)(b)	(183,099,521)	(271,874,142)(b)
Net increase (decrease)	(956,928)	1,957,174	$(67,179,531)	$165,356,357

 (a) Amount includes in-kind exchanges.

 (b) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Telecommunications Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.60)%	6.72%	5.14%
Class T (incl. 3.50% sales charge)	(3.65)%	6.90%	5.10%
Class B (incl. contingent deferred sales charge)	(5.55)%	6.87%	5.20%
Class C (incl. contingent deferred sales charge)	(1.55)%	7.22%	5.05%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12,2006, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Telecommunications Fund - Class A on February 28, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$16,500	Fidelity Advisor® Telecommunications Fund - Class A
$18,666	S&P 500® Index

Fidelity Advisor® Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted mixed results, lagging the 3.42% gain of the sector benchmark, the MSCI U.S. IMI Telecommunications Services 25/50 Index, by about 3 to 4 percentage points, but significantly outpacing the return of the broad-based S&P 500®. Underweighting strong-performing small-cap stocks, several of which benefited from acquisitions, hurt relative performance. In addition, stock picking in most industry groups detracted – especially alternative carriers, Internet software & services and wireless telecommunication services. The most significant individual detractor was Shenandoah Telecom, a wireless affiliate of Sprint, which we significantly underweighted. It hurt the fund when Shenandoah announced an accretive acquisition of Shentel, a neighboring regional service provider, in August. Conversely, stock selection in the cable & satellite group aided results versus the benchmark, as did lighter-than index stakes in wireline-only companies. An out-of-index stake in broadcast-satellite service provider DIRECTV was the fund’s top contributor. The stock proved to be a solid relative performer in the run-up to the company’s acquisition by AT&T in July.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	22.2	24.0
Verizon Communications, Inc.	12.5	16.6
American Tower Corp.	6.2	4.2
T-Mobile U.S., Inc.	4.7	4.5
Cogent Communications Group, Inc.	4.6	3.9
CenturyLink, Inc.	4.4	3.2
Level 3 Communications, Inc.	4.3	4.5
SBA Communications Corp. Class A	3.9	4.2
Telephone & Data Systems, Inc.	2.8	3.0
Frontier Communications Corp.	2.4	2.8
	68.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Diversified Telecommunication Services	69.1%
Wireless Telecommunication Services	12.4%
Media	7.8%
Real Estate Investment Trusts	7.2%
Communications Equipment	1.4%
All Others*	2.1%

As of August 31, 2015
Diversified Telecommunication Services	70.2%
Wireless Telecommunication Services	19.1%
Real Estate Investment Trusts	5.2%
Media	2.1%
Internet Software & Services	1.0%
All Others*	2.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Telecommunications Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Communications Equipment - 1.4%
Communications Equipment - 1.4%
NetScout Systems, Inc. (a)	78,100	$1,614,327
Qualcomm, Inc.	52,600	2,671,554
Ruckus Wireless, Inc. (a)	639,300	6,188,424
		10,474,305
Diversified Telecommunication Services - 69.1%
Alternative Carriers - 18.1%
8x8, Inc. (a)	1,107,486	12,880,062
Cogent Communications Group, Inc.	902,968	33,138,926
Globalstar, Inc. (a)(b)	4,734,500	7,385,820
Iliad SA	13,933	3,427,759
inContact, Inc. (a)	984,723	9,128,382
Iridium Communications, Inc. (a)(b)	756,676	5,243,765
Level 3 Communications, Inc. (a)	638,467	30,997,573
Lumos Networks Corp. (a)	922,878	11,351,399
Vonage Holdings Corp. (a)	1,243,171	6,675,828
Zayo Group Holdings, Inc. (a)	449,000	10,632,320
		130,861,834
Integrated Telecommunication Services - 51.0%
AT&T, Inc.	4,359,320	161,076,874
Atlantic Tele-Network, Inc.	175,300	12,611,082
Bezeq The Israel Telecommunication Corp. Ltd.	1,252,300	2,811,201
CenturyLink, Inc.	1,039,578	31,800,691
Cincinnati Bell, Inc. (a)	1,425,238	4,931,323
Consolidated Communications Holdings, Inc.	336,498	7,870,688
FairPoint Communications, Inc. (a)	253,100	3,804,093
Frontier Communications Corp. (b)	3,158,783	17,089,016
General Communications, Inc. Class A (a)	280,894	5,362,266
IDT Corp. Class B	246,381	3,210,344
SBA Communications Corp. Class A (a)	301,156	28,576,693
Verizon Communications, Inc.	1,788,197	90,715,234
Windstream Holdings, Inc. (b)	3,480	26,170
		369,885,675

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		500,747,509

Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	400	21,588
Gogo, Inc. (a)(b)	445,000	4,841,600
Rackspace Hosting, Inc. (a)	44,500	958,085
		5,821,273
Media - 7.8%
Cable & Satellite - 6.9%
Altice NV Class A (a)	439,232	6,331,096
Cablevision Systems Corp. - NY Group Class A	117,800	3,832,034
Charter Communications, Inc. Class A (a)(b)	37,700	6,769,412
Comcast Corp. Class A	185,300	10,697,369
Liberty Global PLC Class C (a)	87,636	3,151,391
Megacable Holdings S.A.B. de CV unit	595,800	2,299,729
Time Warner Cable, Inc.	87,800	16,757,508
		49,838,539
Movies & Entertainment - 0.9%
Twenty-First Century Fox, Inc. Class A	244,400	6,603,688

TOTAL MEDIA		56,442,227

Real Estate Investment Trusts - 7.2%
Specialized REITs - 7.2%
American Tower Corp.	490,290	45,204,738
Communications Sales & Leasing, Inc.	213,400	4,022,590
Crown Castle International Corp.	19,200	1,660,800
CyrusOne, Inc.	32,100	1,272,444
		52,160,572
Wireless Telecommunication Services - 12.4%
Wireless Telecommunication Services - 12.4%
Bharti Infratel Ltd.	709,844	3,712,878
KDDI Corp.	198,400	5,068,723
Leap Wireless International, Inc. rights (a)	400	1,032
Millicom International Cellular SA (a)	38,000	1,828,560
Shenandoah Telecommunications Co.	270,352	6,531,704
Sprint Corp. (a)(b)	3,260,785	11,217,100
T-Mobile U.S., Inc. (a)	924,497	34,298,839
Telephone & Data Systems, Inc.	747,564	19,974,910
U.S. Cellular Corp. (a)	169,000	6,996,600
		89,630,346
TOTAL COMMON STOCKS
(Cost $641,573,230)		715,276,232

Nonconvertible Preferred Stocks - 0.0%
Diversified Telecommunication Services - 0.0%
Integrated Telecommunication Services - 0.0%
Telefonica Brasil SA sponsored ADR
(Cost $5,221)	500	4,790

Money Market Funds - 8.2%
Fidelity Cash Central Fund, 0.40% (c)	14,840,160	14,840,160
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	44,767,150	44,767,150
TOTAL MONEY MARKET FUNDS
(Cost $59,607,310)		59,607,310
TOTAL INVESTMENT PORTFOLIO - 106.9%
(Cost $701,185,761)		774,888,332
NET OTHER ASSETS (LIABILITIES) - (6.9)%		(49,779,351)
NET ASSETS - 100%		$725,108,981

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,909
Fidelity Securities Lending Cash Central Fund	418,984
Total	$436,893

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$715,276,232	$710,206,477	$5,068,723	$1,032
Nonconvertible Preferred Stocks	4,790	4,790	--	--
Money Market Funds	59,607,310	59,607,310	--	--
Total Investments in Securities:	$774,888,332	$769,818,577	$5,068,723	$1,032

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $43,307,801) — See accompanying schedule: Unaffiliated issuers (cost $641,578,451)	$715,281,022
Fidelity Central Funds (cost $59,607,310)	59,607,310
Total Investments (cost $701,185,761)		$774,888,332
Receivable for investments sold		188,405
Receivable for fund shares sold		5,959,697
Dividends receivable		80,741
Distributions receivable from Fidelity Central Funds		46,183
Prepaid expenses		1,516
Other receivables		8,250
Total assets		781,173,124
Liabilities
Payable to custodian bank	$188,406
Payable for investments purchased	10,114,861
Payable for fund shares redeemed	526,677
Accrued management fee	302,918
Distribution and service plan fees payable	11,978
Other affiliated payables	111,583
Other payables and accrued expenses	40,570
Collateral on securities loaned, at value	44,767,150
Total liabilities		56,064,143
Net Assets		$725,108,981
Net Assets consist of:
Paid in capital		$660,326,554
Undistributed net investment income		1,545,938
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,462,529)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,699,018
Net Assets		$725,108,981
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($13,031,522 ÷ 209,111.8 shares)		$62.32
Maximum offering price per share (100/94.25 of $62.32)		$66.12
Class T:
Net Asset Value and redemption price per share ($8,279,755 ÷ 133,642.9 shares)		$61.95
Maximum offering price per share (100/96.50 of $61.95)		$64.20
Class B:
Net Asset Value and offering price per share ($265,271 ÷ 4,241.4 shares)(a)		$62.54
Class C:
Net Asset Value and offering price per share ($7,735,013 ÷ 124,557.3 shares)(a)		$62.10
Telecommunications:
Net Asset Value, offering price and redemption price per share ($689,600,429 ÷ 11,019,025.0 shares)		$62.58
Class I:
Net Asset Value, offering price and redemption price per share ($6,196,991 ÷ 99,222.3 shares)		$62.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$11,648,548
Interest		26
Income from Fidelity Central Funds		436,893
Total income		12,085,467
Expenses
Management fee	$2,684,686
Transfer agent fees	937,198
Distribution and service plan fees	138,393
Accounting and security lending fees	194,114
Custodian fees and expenses	21,329
Independent trustees' compensation	8,658
Registration fees	93,120
Audit	54,687
Legal	5,468
Interest	121
Miscellaneous	4,950
Total expenses before reductions	4,142,724
Expense reductions	(44,040)	4,098,684
Net investment income (loss)		7,986,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,853)
Foreign currency transactions	(5,146)
Total net realized gain (loss)		(87,999)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,808,309
Assets and liabilities in foreign currencies	(749)
Total change in net unrealized appreciation (depreciation)		9,807,560
Net gain (loss)		9,719,561
Net increase (decrease) in net assets resulting from operations		$17,706,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,986,783	$6,193,869
Net realized gain (loss)	(87,999)	7,829,307
Change in net unrealized appreciation (depreciation)	9,807,560	28,387,304
Net increase (decrease) in net assets resulting from operations	17,706,344	42,410,480
Distributions to shareholders from net investment income	(6,674,056)	(13,679,321)
Distributions to shareholders from net realized gain	(4,168,398)	–
Total distributions	(10,842,454)	(13,679,321)
Share transactions - net increase (decrease)	345,924,755	(19,703,086)
Redemption fees	10,972	3,706
Total increase (decrease) in net assets	352,799,617	9,031,779
Net Assets
Beginning of period	372,309,364	363,277,585
End of period (including undistributed net investment income of $1,545,938 and undistributed net investment income of $262,486, respectively)	$725,108,981	$372,309,364

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.26	$58.71	$51.58	$46.12	$46.93
Income from Investment Operations
Net investment income (loss)B	.81	.76	1.76C	.99	.56
Net realized and unrealized gain (loss)	(.76)D	5.83	6.48	5.43	(.86)
Total from investment operations	.05	6.59	8.24	6.42	(.30)
Distributions from net investment income	(.54)	(2.04)	(1.11)	(.96)	(.51)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.99)	(2.04)	(1.11)E	(.96)	(.51)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$62.32	$63.26	$58.71	$51.58	$46.12
Total ReturnG,H	.16%	11.54%	16.00%	13.97%	(.54)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.15%	1.15%	1.18%	1.18%	1.20%
Expenses net of fee waivers, if any	1.15%	1.15%	1.18%	1.18%	1.20%
Expenses net of all reductions	1.15%	1.15%	1.15%	1.17%	1.18%
Net investment income (loss)	1.33%	1.26%	3.08%C	2.01%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$13,032	$11,052	$7,712	$6,449	$4,677
Portfolio turnover rateK	51%	94%L	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.04	$58.50	$51.41	$46.01	$46.81
Income from Investment Operations
Net investment income (loss)B	.61	.57	1.59C	.85	.42
Net realized and unrealized gain (loss)	(.76)D	5.81	6.44	5.39	(.84)
Total from investment operations	(.15)	6.38	8.03	6.24	(.42)
Distributions from net investment income	(.49)	(1.84)	(.94)	(.84)	(.38)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.94)	(1.84)	(.94)E	(.84)	(.38)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$61.95	$63.04	$58.50	$51.41	$46.01
Total ReturnG,H	(.16)%	11.19%	15.64%	13.61%	(.82)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.47%	1.47%	1.48%	1.48%	1.49%
Expenses net of fee waivers, if any	1.47%	1.47%	1.48%	1.48%	1.49%
Expenses net of all reductions	1.46%	1.46%	1.45%	1.46%	1.47%
Net investment income (loss)	1.01%	.94%	2.78%C	1.72%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$8,280	$5,095	$4,344	$4,237	$2,702
Portfolio turnover rateK	51%	94%L	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.45	$58.77	$51.63	$46.14	$46.93
Income from Investment Operations
Net investment income (loss)B	.34	.29	1.33C	.62	.21
Net realized and unrealized gain (loss)	(.76)D	5.84	6.48	5.42	(.83)
Total from investment operations	(.42)	6.13	7.81	6.04	(.62)
Distributions from net investment income	(.04)	(1.45)	(.66)	(.55)	(.17)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.49)	(1.45)	(.67)	(.55)	(.17)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.54	$63.45	$58.77	$51.63	$46.14
Total ReturnF,G	(.63)%	10.67%	15.13%	13.11%	(1.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.93%	1.93%	1.93%	1.93%	1.95%
Expenses net of fee waivers, if any	1.93%	1.93%	1.93%	1.93%	1.95%
Expenses net of all reductions	1.92%	1.92%	1.91%	1.92%	1.93%
Net investment income (loss)	.56%	.49%	2.32%C	1.26%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$265	$409	$546	$576	$596
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .67%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.04	$58.54	$51.47	$46.02	$46.89
Income from Investment Operations
Net investment income (loss)B	.36	.34	1.36C	.63	.22
Net realized and unrealized gain (loss)	(.75)D	5.80	6.46	5.41	(.84)
Total from investment operations	(.39)	6.14	7.82	6.04	(.62)
Distributions from net investment income	(.10)	(1.64)	(.74)	(.59)	(.25)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.55)	(1.64)	(.75)	(.59)	(.25)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.10	$63.04	$58.54	$51.47	$46.02
Total ReturnF,G	(.57)%	10.75%	15.20%	13.14%	(1.27)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.89%	1.85%	1.88%	1.90%	1.93%
Expenses net of fee waivers, if any	1.89%	1.85%	1.88%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.85%	1.85%	1.89%	1.91%
Net investment income (loss)	.60%	.56%	2.38%C	1.29%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$7,735	$7,074	$5,523	$4,353	$3,514
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.54	$58.94	$51.75	$46.26	$47.07
Income from Investment Operations
Net investment income (loss)B	1.02	.96	1.96C	1.15	.70
Net realized and unrealized gain (loss)	(.77)D	5.85	6.51	5.43	(.86)
Total from investment operations	.25	6.81	8.47	6.58	(.16)
Distributions from net investment income	(.76)	(2.21)	(1.28)	(1.09)	(.65)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(1.21)	(2.21)	(1.28)E	(1.09)	(.65)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$62.58	$63.54	$58.94	$51.75	$46.26
Total ReturnG	.49%	11.90%	16.40%	14.30%	(.23)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.82%	.83%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.81%	.83%	.85%	.87%	.90%
Expenses net of all reductions	.81%	.82%	.82%	.85%	.88%
Net investment income (loss)	1.67%	1.58%	3.41%C	2.33%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$689,600	$346,174	$343,548	$377,841	$342,262
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.38	$58.80	$51.65	$46.20	$47.02
Income from Investment Operations
Net investment income (loss)B	1.02	.94	1.93C	1.17	.70
Net realized and unrealized gain (loss)	(.76)D	5.83	6.48	5.42	(.88)
Total from investment operations	.26	6.77	8.41	6.59	(.18)
Distributions from net investment income	(.73)	(2.19)	(1.25)	(1.14)	(.64)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(1.18)	(2.19)	(1.26)	(1.14)	(.64)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.46	$63.38	$58.80	$51.65	$46.20
Total ReturnF	.51%	11.85%	16.30%	14.33%	(.26)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.86%	.91%	.85%	.89%
Expenses net of fee waivers, if any	.82%	.86%	.91%	.85%	.89%
Expenses net of all reductions	.81%	.85%	.88%	.83%	.87%
Net investment income (loss)	1.67%	1.55%	3.35%C	2.35%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$6,197	$2,505	$1,604	$2,641	$1,022
Portfolio turnover rateI	51%	94%J	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Class I(formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after maximum a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$87,574,989
Gross unrealized depreciation	(19,550,843)
Net unrealized appreciation (depreciation) on securities	$68,024,146
Tax Cost	$706,864,186

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,546,307
Net unrealized appreciation (depreciation) on securities and other investments	$68,020,593

The Fund elected to defer to its next fiscal year approximately $4,784,105 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$7,554,050	$ 13,679,321
Long-term Capital Gains	3,288,404	–
Total	$10,842,454	$ 13,679,321

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $593,783,140 and $248,822,719, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28,965	$521
Class T	.25%	.25%	30,284	–
Class B	.75%	.25%	3,185	2,389
Class C	.75%	.25%	75,959	16,767
			$138,393	$19,677

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,523
Class T	2,208
Class B(a)	54
Class C(a)	607
$15,392

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$31,945.28
Class T	20,483.34
Class B	963.30
Class C	19,956.26
Telecommunications	857,974.19
Class I	5,877.19
	$937,198

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,509 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,833,500.37%		$121

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,984.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,812 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,782 and a portion of class-level operating expenses as follows:

Amount
Class A	$152
Class T	11
Class B	1
Class C	135
Telecommunications	9,106
Class I	41
$9,446

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$101,836	$309,863
Class T	64,003	143,116
Class B	172	12,248
Class C	12,147	161,299
Telecommunications	6,462,442	12,985,170
Class I	33,456	67,625
Total	$6,674,056	$13,679,321
From net realized gain
Class A	$85,263	$–
Class T	59,140	–
Class B	2,151	–
Class C	53,589	–
Telecommunications	3,948,074	–
Class I	20,181	–
Total	$4,168,398	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	91,221	79,279	$5,573,645	$4,786,534
Reinvestment of distributions	3,029	5,091	178,902	297,550
Shares redeemed	(59,841)	(41,031)	(3,630,540)	(2,466,354)
Net increase (decrease)	34,409	43,339	$2,122,007	$2,617,730
Class T
Shares sold	70,704	20,637	$4,245,232	$1,237,395
Reinvestment of distributions	2,087	2,409	122,479	139,987
Shares redeemed	(19,976)	(16,465)	(1,205,139)	(994,017)
Net increase (decrease)	52,815	6,581	$3,162,572	$383,365
Class B
Shares sold	129	45	$7,453	$2,624
Reinvestment of distributions	39	197	2,323	11,445
Shares redeemed	(2,377)	(3,091)	(146,261)	(186,477)
Net increase (decrease)	(2,209)	(2,849)	$(136,485)	$(172,408)
Class C
Shares sold	48,243	28,734	$2,966,823	$1,731,696
Reinvestment of distributions	861	2,043	50,662	118,683
Shares redeemed	(36,747)	(12,919)	(2,199,789)	(773,747)
Net increase (decrease)	12,357	17,858	$817,696	$1,076,632
Telecommunications
Shares sold	6,996,236	3,400,370	$423,896,658	$205,982,254
Reinvestment of distributions	169,238	212,695	10,035,177	12,494,070
Shares redeemed	(1,594,679)	(3,993,893)(a)	(97,516,561)	(242,841,980)(a)
Net increase (decrease)	5,570,795	(380,828)	$336,415,274	$(24,365,656)
Class I
Shares sold	91,633	29,046	$5,507,038	$1,764,278
Reinvestment of distributions	779	956	46,233	56,138
Shares redeemed	(32,720)	(17,754)	(2,009,580)	(1,063,165)
Net increase (decrease)	59,692	12,248	$3,543,691	$757,251

 (a) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 50% Portfolio and Fidelity VIP FundsManager 60% Portfolio were the owners of record of approximately 13% and 17%, respectively of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Consumer Staples Portfolio
Class A	1.04%
Actual		$1,000.00	$1,070.60	$5.35
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class T	1.32%
Actual		$1,000.00	$1,068.90	$6.79
Hypothetical-C		$1,000.00	$1,018.30	$6.62
Class B	1.81%
Actual		$1,000.00	$1,066.40	$9.30
Hypothetical-C		$1,000.00	$1,015.86	$9.07
Class C	1.79%
Actual		$1,000.00	$1,066.50	$9.20
Hypothetical-C		$1,000.00	$1,015.96	$8.97
Consumer Staples	.76%
Actual		$1,000.00	$1,071.90	$3.92
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Class I	.78%
Actual		$1,000.00	$1,072.00	$4.02
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Gold Portfolio
Class A	1.18%
Actual		$1,000.00	$1,306.30	$6.77
Hypothetical-C		$1,000.00	$1,019.00	$5.92
Class T	1.48%
Actual		$1,000.00	$1,304.10	$8.48
Hypothetical-C		$1,000.00	$1,017.50	$7.42
Class B	1.93%
Actual		$1,000.00	$1,301.50	$11.04
Hypothetical-C		$1,000.00	$1,015.27	$9.67
Class C	1.92%
Actual		$1,000.00	$1,302.10	$10.99
Hypothetical-C		$1,000.00	$1,015.32	$9.62
Gold	.93%
Actual		$1,000.00	$1,308.30	$5.34
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class I	.87%
Actual		$1,000.00	$1,308.10	$4.99
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Materials Portfolio
Class A	1.06%
Actual		$1,000.00	$900.90	$5.01
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class T	1.38%
Actual		$1,000.00	$899.60	$6.52
Hypothetical-C		$1,000.00	$1,018.00	$6.92
Class B	1.89%
Actual		$1,000.00	$897.30	$8.92
Hypothetical-C		$1,000.00	$1,015.47	$9.47
Class C	1.82%
Actual		$1,000.00	$897.70	$8.59
Hypothetical-C		$1,000.00	$1,015.81	$9.12
Materials	.82%
Actual		$1,000.00	$902.10	$3.88
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Class I	.78%
Actual		$1,000.00	$902.20	$3.69
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Telecommunications Portfolio
Class A	1.14%
Actual		$1,000.00	$1,067.60	$5.86
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class T	1.45%
Actual		$1,000.00	$1,066.00	$7.45
Hypothetical-C		$1,000.00	$1,017.65	$7.27
Class B	1.91%
Actual		$1,000.00	$1,063.30	$9.80
Hypothetical-C		$1,000.00	$1,015.37	$9.57
Class C	1.86%
Actual		$1,000.00	$1,063.70	$9.54
Hypothetical-C		$1,000.00	$1,015.61	$9.32
Telecommunications	.80%
Actual		$1,000.00	$1,069.20	$4.12
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.78%
Actual		$1,000.00	$1,069.50	$4.01
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/16	04/15/16	$0.122	$0.592
Class T	04/18/16	04/15/16	$0.084	$0.592
Class B	04/18/16	04/15/16	$0.000	$0.592
Class C	04/18/16	04/15/16	$0.024	$0.592
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/16	04/15/16	$0.000	$0.209
Class T	04/18/16	04/15/16	$0.000	$0.165
Class B	04/18/16	04/15/16	$0.000	$0.000
Class C	04/18/16	04/15/16	$0.000	$0.142
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/16	04/15/16	$0.000	$0.000
Class T	04/18/16	04/15/16	$0.000	$0.000
Class B	04/18/16	04/15/16	$0.000	$0.000
Class C	04/18/16	04/15/16	$0.000	$0.000
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/16	04/15/16	$0.105	$0.000
Class T	04/18/16	04/15/16	$0.031	$0.000
Class B	04/18/16	04/15/16	$0.000	$0.000
Class C	04/18/16	04/15/16	$0.033	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$109,949,003
Materials Portfolio	$19,113,522
Telecommunications Portfolio	$3,283,851

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Consumer Staples Portfolio
Class A	37%	78%
Class T	40%	90%
Class B	48%	100%
Class C	45%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	100%
Telecommunications Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2015	December 2015
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	100%
Telecommunications Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio
Gold Portfolio
Materials Portfolio
Telecommunications Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Consumer Staples Portfolio and Materials Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Consumer Staples Portfolio

Gold Portfolio

Materials Portfolio

Telecommunications Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Consumer Staples Portfolio and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2015.

For each of Gold Portfolio and Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2015 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T of certain funds was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of each of Gold Portfolio and Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

ASGMT-ANN-0416
1.845780.109

Fidelity® Select Portfolios® Materials Sector Chemicals Portfolio Gold Portfolio Materials Portfolio Annual Report February 29, 2016

Contents

Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	(14.46)%	8.43%	10.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,899	Chemicals Portfolio
$18,666	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Mahmoud Sharaf:  For the year, the fund returned -14.46%, outpacing the -16.36% return of the MSCI U.S. IMI Chemicals 25/50 Index. Falling commodity prices and growing macroeconomic concerns challenged the industry, where performance is closely tied to these factors, and chemicals stocks finished well behind the broader market for the period. Versus the MSCI benchmark, the fund’s positioning in fertilizers & agricultural chemicals was a plus. The sub-industry was the worst-performing group in the chemicals index due in large part to the economic slowdown in China – the world's largest importer of fertilizer. Here, we avoided Mosaic, the world's leading producer of concentrated phosphate and potash crop nutrients. This stance made Mosaic the fund's largest individual contributor this period, as the stock returned about -49% the past year. Timely positioning in another fertilizers & agricultural producer, CF Industries, was another big contributor. Picks in diversified chemicals and commodity chemicals also lifted the fund’s relative result. Conversely, positioning in industrial gases and specialty gases hurt. From the latter category, our biggest relative detractor the past year was Airgas, a distributor of industrial, medical and specialty gases. The fund was underweighted the stock when it surged in November after the firm announced that it would merge into Air Liquide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
The Dow Chemical Co.	13.3	13.0
E.I. du Pont de Nemours & Co.	13.1	12.7
LyondellBasell Industries NV Class A	7.9	9.7
PPG Industries, Inc.	6.4	3.3
Ecolab, Inc.	6.2	7.5
Monsanto Co.	4.8	7.2
Eastman Chemical Co.	4.3	4.9
Valspar Corp.	3.9	3.8
Albemarle Corp. U.S.	3.8	2.2
Ashland, Inc.	3.5	4.6
	67.2

Top Industries (% of fund's net assets)

As of February 29, 2016
Chemicals	92.4%
Diversified Consumer Services	1.5%
All Others*	6.1%

As of August 31, 2015
Chemicals	92.5%
Capital Markets	1.0%
All Others*	6.5%

* Includes short-term investments and net other assets (liabilities).

Chemicals Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value
Chemicals - 91.3%
Commodity Chemicals - 11.2%
Axiall Corp.	1,262,109	$25,115,969
LyondellBasell Industries NV Class A	1,024,122	82,144,826
Westlake Chemical Partners LP	591,329	9,881,108
		117,141,903
Diversified Chemicals - 31.3%
E.I. du Pont de Nemours & Co.	2,254,200	137,213,154
Eastman Chemical Co.	700,661	44,947,403
Olin Corp.	396,076	6,004,512
The Dow Chemical Co.	2,860,806	139,063,778
		327,228,847
Fertilizers & Agricultural Chemicals - 6.7%
AgroFresh Solutions, Inc. (a)(b)	560,338	2,740,053
CF Industries Holdings, Inc.	442,224	16,123,487
Monsanto Co.	562,159	50,588,688
The Scotts Miracle-Gro Co. Class A	16,381	1,130,617
		70,582,845
Industrial Gases - 5.9%
Air Products & Chemicals, Inc.	233,708	30,959,299
Airgas, Inc.	221,400	31,332,528
		62,291,827
Specialty Chemicals - 36.2%
Albemarle Corp. U.S.	702,908	39,517,488
Ashland, Inc.	383,406	36,534,758
Celanese Corp. Class A	124,932	7,538,397
Ecolab, Inc.	637,030	65,327,427
International Flavors & Fragrances, Inc.	342,135	35,339,124
PPG Industries, Inc.	693,500	66,943,555
Quaker Chemical Corp.	25,667	1,997,149
Sensient Technologies Corp.	377,906	21,722,037
Sherwin-Williams Co.	132,753	35,909,687
Valspar Corp.	527,100	41,240,304
W.R. Grace & Co. (a)	389,500	26,774,230
		378,844,156

TOTAL CHEMICALS		956,089,578

Diversified Consumer Services - 1.5%
Specialized Consumer Services - 1.5%
ServiceMaster Global Holdings, Inc. (a)	408,100	15,479,233
TOTAL COMMON STOCKS
(Cost $809,410,272)		971,568,811
	Principal Amount	Value

Nonconvertible Bonds - 1.1%
Chemicals - 1.1%
Commodity Chemicals - 1.1%
Blue Cube Spinco, Inc. 9.75% 10/15/23(c)
(Cost $10,377,289)	10,000,000	11,125,000
	Shares	Value

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 0.40% (d)	54,296,112	54,296,112
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	1,577,950	1,577,950
TOTAL MONEY MARKET FUNDS
(Cost $55,874,062)		55,874,062
TOTAL INVESTMENT PORTFOLIO - 99.2%
(Cost $875,661,623)		1,038,567,873
NET OTHER ASSETS (LIABILITIES) - 0.8%		8,259,195
NET ASSETS - 100%		$1,046,827,068

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,125,000 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$76,550
Fidelity Securities Lending Cash Central Fund	45,395
Total	$121,945

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$971,568,811	$971,568,811	$--	$--
Nonconvertible Bonds	11,125,000	--	11,125,000	--
Money Market Funds	55,874,062	55,874,062	--	--
Total Investments in Securities:	$1,038,567,873	$1,027,442,873	$11,125,000	$--

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $1,624,458) — See accompanying schedule: Unaffiliated issuers (cost $819,787,561)	$982,693,811
Fidelity Central Funds (cost $55,874,062)	55,874,062
Total Investments (cost $875,661,623)		$1,038,567,873
Receivable for investments sold		5,252,725
Receivable for fund shares sold		3,867,073
Dividends receivable		2,275,657
Interest receivable		406,250
Distributions receivable from Fidelity Central Funds		13,342
Prepaid expenses		4,522
Other receivables		34,928
Total assets		1,050,422,370
Liabilities
Payable for fund shares redeemed	$1,263,178
Accrued management fee	468,845
Transfer agent fee payable	189,122
Other affiliated payables	28,374
Other payables and accrued expenses	67,833
Collateral on securities loaned, at value	1,577,950
Total liabilities		3,595,302
Net Assets		$1,046,827,068
Net Assets consist of:
Paid in capital		$903,798,717
Distributions in excess of net investment income		(34,341)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,843,558)
Net unrealized appreciation (depreciation) on investments		162,906,250
Net Assets, for 8,496,637 shares outstanding		$1,046,827,068
Net Asset Value, offering price and redemption price per share ($1,046,827,068 ÷ 8,496,637 shares)		$123.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$26,876,750
Interest		373,539
Income from Fidelity Central Funds		121,945
Total income		27,372,234
Expenses
Management fee	$6,960,720
Transfer agent fees	2,628,109
Accounting and security lending fees	406,668
Custodian fees and expenses	16,396
Independent trustees' compensation	23,961
Registration fees	61,688
Audit	50,071
Legal	15,691
Interest	1,220
Miscellaneous	16,826
Total expenses before reductions	10,181,350
Expense reductions	(100,547)	10,080,803
Net investment income (loss)		17,291,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,757,816
Foreign currency transactions	(66,827)
Total net realized gain (loss)		19,690,989
Change in net unrealized appreciation (depreciation) on investment securities		(244,358,951)
Net gain (loss)		(224,667,962)
Net increase (decrease) in net assets resulting from operations		$(207,376,531)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,291,431	$17,918,198
Net realized gain (loss)	19,690,989	94,482,226
Change in net unrealized appreciation (depreciation)	(244,358,951)	131,028
Net increase (decrease) in net assets resulting from operations	(207,376,531)	112,531,452
Distributions to shareholders from net investment income	(16,089,555)	(15,536,694)
Distributions to shareholders from net realized gain	(64,340,740)	(47,390,610)
Total distributions	(80,430,295)	(62,927,304)
Share transactions
Proceeds from sales of shares	213,978,441	895,876,330
Reinvestment of distributions	77,248,254	60,869,457
Cost of shares redeemed	(581,672,952)	(810,770,343)
Net increase (decrease) in net assets resulting from share transactions	(290,446,257)	145,975,444
Redemption fees	12,995	53,824
Total increase (decrease) in net assets	(578,240,088)	195,633,416
Net Assets
Beginning of period	1,625,067,156	1,429,433,740
End of period (including distributions in excess of net investment income of $34,341 and undistributed net investment income of $3,797,390, respectively)	$1,046,827,068	$1,625,067,156
Other Information
Shares
Sold	1,536,095	5,974,565
Issued in reinvestment of distributions	567,690	422,535
Redeemed	(4,204,688)	(5,443,032)
Net increase (decrease)	(2,100,903)	954,068

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Chemicals Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$153.34	$148.23	$122.98	$110.52	$100.85
Income from Investment Operations
Net investment income (loss)B	1.87	1.64	1.23	1.84C	.76
Net realized and unrealized gain (loss)	(23.41)	9.09	32.11	15.10	9.52
Total from investment operations	(21.54)	10.73	33.34	16.94	10.28
Distributions from net investment income	(1.81)	(1.42)	(1.18)	(1.55)	(.62)
Distributions from net realized gain	(6.80)	(4.20)	(6.92)	(2.95)	–
Total distributions	(8.60)D	(5.62)	(8.10)	(4.49)E	(.62)
Redemption fees added to paid in capitalB	–F	–F	.01	.01	.01
Net asset value, end of period	$123.20	$153.34	$148.23	$122.98	$110.52
Total ReturnG	(14.46)%	7.52%	27.77%	15.61%	10.31%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.79%	.81%	.83%	.85%
Expenses net of fee waivers, if any	.80%	.79%	.81%	.83%	.85%
Expenses net of all reductions	.79%	.79%	.80%	.81%	.84%
Net investment income (loss)	1.36%	1.10%	.91%	1.62%C	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$1,046,827	$1,625,067	$1,429,434	$1,134,777	$861,539
Portfolio turnover rateJ	79%	80%K	109%	60%	119%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.30 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 D Total distributions of $8.60 per share is comprised of distributions from net investment income of $1.806 and distributions from net realized gain of $6.795 per share.

 E Total distributions of $4.49 per share is comprised of distributions from net investment income of $1.547 and distributions from net realized gain of $2.947 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$186,687,806
Gross unrealized depreciation	(35,231,894)
Net unrealized appreciation (depreciation) on securities	$151,455,912
Tax Cost	$887,111,961

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$151,455,912

The Fund intends to elect to defer to its next fiscal year $8,393,222 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$16,089,555	$ 39,145,206
Long-term Capital Gains	64,340,740	23,782,098
Total	$80,430,295	$ 62,927,304

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $972,983,237 and $1,272,805,789, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,235 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,552,727.35%		$1,220

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,979 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $45,395.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $56,859 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $43,688.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	(2.05)%	(18.01)%	(2.55)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$7,723	Gold Portfolio
$18,666	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the year, the fund's share classes (excluding sales charges, if applicable) posted a modestly negative return that straddled the -2.37% result of the S&P® Global BMI Gold Capped Index and solidly outperformed the broadly based S&P 500® index. The fund outdistanced the -11.96% return of the global MSCI ACWI (All Country World Index) Index, an additional comparison used given the fund's global mandate. For most of the period, gold stocks were overcome by market concerns about the supposedly imminent interest rate hikes that investors believed the U.S. Federal Reserve was on a pathway to deliver. The gold price rebounded from its December lows after the Fed increased the fed funds rate by a quarter percentage point. Versus the industry benchmark, performance was helped by overweighting outperforming stocks such as Detour Gold, Randgold Resources, Torex Gold Resources, Premier Gold Mines, OceanaGold and Guyana Goldfields. Underweighting underperforming names such as Goldcorp and Compania de Minas Buenaventura also boosted results. A roughly 11% exposure, on average, to gold and silver bullion buoyed performance as well, especially in the period's extreme downturns. Lastly, the fund's foreign holdings helped, despite headwinds from a rising U.S. dollar. Conversely, we were hurt by underweightings in stocks that outperformed. Relative detractors included Sibanye Gold, Centamin, Harmony Gold Mining, Polyus Gold International and Zijin Mining Group. I sold Centamin and Polyus from the fund by period end. To a lesser extent, we also were hurt by overweightings in companies that underperformed, including B2Gold, Eldorado Gold and Argonaut Gold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Gold Bullion	11.0	5.2
Randgold Resources Ltd. sponsored ADR	7.9	7.8
Newcrest Mining Ltd.	5.8	5.6
Newmont Mining Corp.	5.8	4.5
Goldcorp, Inc.	5.7	8.0
Franco-Nevada Corp.	5.6	6.3
Agnico Eagle Mines Ltd. (Canada)	4.9	5.6
Barrick Gold Corp.	4.1	3.2
Silver Bullion	3.8	5.3
AngloGold Ashanti Ltd. sponsored ADR	3.2	3.0
	57.8

Top Industries (% of fund's net assets)

As of February 29, 2016
Gold	81.2%
Precious Metals & Minerals	1.0%
Silver	0.7%
Construction Materials	0.2%
Diversified Metals & Mining	0.1%
All Others*	2.0%

 * Includes gold bullion and/or silver bullion.

As of August 31, 2015
Gold	87.1%
Precious Metals & Minerals	1.1%
Silver	0.7%
Diversified Metals & Mining	0.2%
All Others*	0.4%

 * Includes gold bullion and/or silver bullion.

* Includes short-term investments and net other assets (liabilities).

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Canada	49.6%
United States of America*	25.3%
Australia	7.9%
Bailiwick of Jersey	7.9%
South Africa	6.7%
China	0.8%
United Kingdom	0.7%
Cayman Islands	0.6%
Peru	0.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2015
Canada	57.9%
United States of America*	18.7%
Bailiwick of Jersey	8.4%
Australia	7.4%
South Africa	5.6%
United Kingdom	0.7%
Peru	0.7%
Cayman Islands	0.4%
China	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 83.2%
	Shares	Value
Australia - 7.9%
Metals & Mining - 7.9%
Gold - 7.9%
Evolution Mining Ltd.	352,543	$440,348
Medusa Mining Ltd. (a)(b)	1,228,595	539,299
Newcrest Mining Ltd. (a)	5,814,753	72,999,912
Northern Star Resources Ltd.	4,351,118	12,111,881
Perseus Mining Ltd.:
(Australia) (a)	1,717,134	453,474
(Canada) (a)	1,300,000	350,702
Regis Resources Ltd.	2,107,191	3,880,340
Resolute Mng Ltd. (a)	2,390,161	955,347
Saracen Mineral Holdings Ltd. (a)	8,462,787	5,889,306
Silver Lake Resources Ltd. (a)(b)	4,145,985	961,739
St Barbara Ltd. (a)	650,000	869,883
		99,452,231
Bailiwick of Jersey - 7.9%
Metals & Mining - 7.9%
Gold - 7.9%
Randgold Resources Ltd. sponsored ADR (b)	1,088,395	99,316,044
Bermuda - 0.0%
Metals & Mining - 0.0%
Steel - 0.0%
African Minerals Ltd. (a)(b)	1,718,700	24
Canada - 49.6%
Metals & Mining - 49.6%
Diversified Metals & Mining - 0.1%
Ivanhoe Mines Ltd. (a)	3,101,200	1,558,622
True Gold Mining, Inc. (a)	171,000	48,027
		1,606,649
Gold - 47.8%
Agnico Eagle Mines Ltd. (Canada)	1,741,501	61,280,756
Alacer Gold Corp. (a)	1,656,963	3,318,825
Alamos Gold, Inc.	2,232,987	10,232,461
Argonaut Gold, Inc. (a)	5,673,162	6,876,560
B2Gold Corp. (a)	28,725,793	32,059,089
Barrick Gold Corp.	3,737,469	51,932,311
Centerra Gold, Inc.	483,300	2,657,614
Continental Gold, Inc. (a)(c)	7,063,900	7,779,166
Detour Gold Corp. (a)	1,623,100	25,564,125
Detour Gold Corp. (a)(d)	785,900	12,378,070
Eldorado Gold Corp.	8,859,235	26,518,774
Franco-Nevada Corp.	1,169,000	69,768,477
Goldcorp, Inc. (b)	4,963,800	71,320,231
Guyana Goldfields, Inc. (a)	4,281,800	13,766,319
Guyana Goldfields, Inc. (a)(d)	155,000	498,337
IAMGOLD Corp. (a)(b)	837,100	2,029,333
Integra Gold Corp. (a)	35,000	10,218
Kinross Gold Corp. (a)	1,998,891	5,850,413
Kirkland Lake Gold, Inc. (a)	1,512,400	9,132,526
Klondex Mines Ltd. (a)	96,000	256,142
Lake Shore Gold Corp. (a)	2,661,600	3,580,275
New Gold, Inc. (a)	8,862,675	30,000,777
Novagold Resources, Inc. (a)(b)	1,559,100	7,720,599
OceanaGold Corp.	9,214,832	25,471,893
Osisko Gold Royalties Ltd.	473,793	4,892,009
Pilot Gold, Inc. (a)	1,418,150	461,187
Premier Gold Mines Ltd. (a)(c)	10,803,622	25,711,502
Pretium Resources, Inc. (a)(b)	1,077,052	5,031,019
Pretium Resources, Inc. (a)(d)	225,000	1,050,998
Primero Mining Corp. (a)(b)	2,287,100	3,752,670
Richmont Mines, Inc. (a)	92,800	433,478
Sandstorm Gold Ltd. (a)	578,875	1,724,217
Seabridge Gold, Inc. (a)(b)	853,207	7,858,036
SEMAFO, Inc. (a)	4,307,900	15,283,016
Teranga Gold Corp. (a)(b)	85,000	35,809
Teranga Gold Corp. CDI unit (a)	3,338,072	1,358,053
Torex Gold Resources, Inc. (a)	24,995,500	33,253,437
Yamana Gold, Inc.	6,445,920	18,246,765
		599,095,487
Precious Metals & Minerals - 1.0%
Gold Standard Ventures Corp. (a)	2,175,400	2,009,793
Tahoe Resources, Inc.	1,138,582	10,527,466
		12,537,259
Silver - 0.7%
MAG Silver Corp. (a)	414,200	2,948,075
Silver Wheaton Corp.	395,200	6,233,236
		9,181,311
TOTAL METALS & MINING		622,420,706
Cayman Islands - 0.6%
Metals & Mining - 0.6%
Gold - 0.6%
Endeavour Mining Corp. (a)	828,840	7,436,894
China - 0.8%
Metals & Mining - 0.8%
Gold - 0.8%
Zijin Mining Group Co. Ltd. (H Shares)	32,876,000	9,848,366
Peru - 0.5%
Metals & Mining - 0.5%
Gold - 0.5%
Compania de Minas Buenaventura SA sponsored ADR (a)	1,072,228	5,597,030
South Africa - 6.7%
Metals & Mining - 6.7%
Gold - 6.7%
AngloGold Ashanti Ltd. sponsored ADR (a)	3,119,908	40,621,202
Gold Fields Ltd. sponsored ADR	4,726,126	20,180,558
Harmony Gold Mining Co. Ltd. (a)	1,484,000	4,807,735
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(b)	1,812,900	5,910,054
Sibanye Gold Ltd. ADR	865,006	12,430,136
		83,949,685
United Kingdom - 0.7%
Metals & Mining - 0.7%
Gold - 0.7%
Acacia Mining PLC	2,657,994	9,182,231
United States of America - 8.5%
Construction Materials - 0.2%
Construction Materials - 0.2%
Eagle Materials, Inc.	50,500	3,051,212
Metals & Mining - 8.3%
Gold - 8.3%
McEwen Mining, Inc. (b)	579,110	1,059,771
Newmont Mining Corp.	2,795,900	72,218,097
Royal Gold, Inc.	656,513	30,442,508
		103,720,376

TOTAL UNITED STATES OF AMERICA		106,771,588

TOTAL COMMON STOCKS
(Cost $1,235,860,010)		1,043,974,799
	Troy Ounces

Commodities - 14.8%
Gold Bullion (a)	111,510	138,222,221
Silver Bullion (a)	3,162,000	47,146,052
TOTAL COMMODITIES
(Cost $196,019,406)		185,368,273
	Shares

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.40% (e)	35,782,221	35,782,221
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	19,998,096	19,998,096
TOTAL MONEY MARKET FUNDS
(Cost $55,780,317)		55,780,317
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $1,487,659,733)		1,285,123,389
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(30,961,190)
NET ASSETS - 100%		$1,254,162,199

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,927,405 or 1.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,524
Fidelity Securities Lending Cash Central Fund	260,688
Total	$285,212

Consolidated Subsidiary

	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$116,684,748	$115,940,297	$42,608,630	$--	$185,320,085

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Continental Gold, Inc. (formerly Continental Gold Ltd.)	$7,850,572	$2,894,378	$--	$--	$7,779,166
Endeavour Mining Corp.	3,968,035	11,431	--	--	--
Premier Gold Mines Ltd.	20,747,454	1,036,932	421,766	--	25,711,502
Total	$32,566,061	$3,942,741	$421,766	$--	$33,490,668

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,043,974,799	$966,167,128	$77,807,647	$24
Commodities	185,368,273	185,368,273	--	--
Money Market Funds	55,780,317	55,780,317	--	--
Total Investments in Securities:	$1,285,123,389	$1,207,315,718	$77,807,647	$24

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$69,980,874
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $19,733,536) — See accompanying schedule: Unaffiliated issuers (cost $1,178,084,778)	$1,010,484,131
Fidelity Central Funds (cost $55,780,317)	55,780,317
Commodities (cost $196,019,406)	185,368,273
Other affiliated issuers (cost $57,775,232)	33,490,668
Total Investments (cost $1,487,659,733)		$1,285,123,389
Receivable for investments sold		6,797,261
Receivable for fund shares sold		5,565,691
Dividends receivable		509,903
Distributions receivable from Fidelity Central Funds		34,747
Prepaid expenses		2,927
Other receivables		62,068
Total assets		1,298,095,986
Liabilities
Payable for investments purchased	$18,108,935
Payable for fund shares redeemed	4,873,656
Accrued management fee	506,531
Distribution and service plan fees payable	54,799
Other affiliated payables	249,139
Other payables and accrued expenses	142,631
Collateral on securities loaned, at value	19,998,096
Total liabilities		43,933,787
Net Assets		$1,254,162,199
Net Assets consist of:
Paid in capital		$2,708,861,690
Accumulated net investment loss		(13,704)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,252,131,751)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(202,554,036)
Net Assets		$1,254,162,199
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($53,509,144 ÷ 3,023,298 shares)		$17.70
Maximum offering price per share (100/94.25 of $17.70)		$18.78
Class T:
Net Asset Value and redemption price per share ($17,719,589 ÷ 1,019,901 shares)		$17.37
Maximum offering price per share (100/96.50 of $17.37)		$18.00
Class B:
Net Asset Value and offering price per share ($1,387,809 ÷ 82,864 shares)(a)		$16.75
Class C:
Net Asset Value and offering price per share ($52,732,246 ÷ 3,160,888 shares)(a)		$16.68
Gold:
Net Asset Value, offering price and redemption price per share ($1,076,206,149 ÷ 59,384,404 shares)		$18.12
Class I:
Net Asset Value, offering price and redemption price per share ($52,607,262 ÷ 2,901,278 shares)		$18.13

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,600,661
Income from Fidelity Central Funds		285,212
Income before foreign taxes withheld		7,885,873
Less foreign taxes withheld		(825,677)
Total income		7,060,196
Expenses
Management fee	$5,414,585
Transfer agent fees	2,620,065
Distribution and service plan fees	541,896
Accounting and security lending fees	443,034
Custodian fees and expenses	282,703
Independent trustees' compensation	16,899
Registration fees	124,224
Audit	68,140
Legal	10,887
Miscellaneous	13,130
Total expenses before reductions	9,535,563
Expense reductions	(362,326)	9,173,237
Net investment income (loss)		(2,113,041)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(155,210,150)
Other affiliated issuers	(648,863)
Commodities	(7,003,431)
Foreign currency transactions	1,660,481
Total net realized gain (loss)		(161,201,963)
Change in net unrealized appreciation (depreciation) on: Investments	155,642,129
Assets and liabilities in foreign currencies	(18,709)
Commodities	2,764,458
Total change in net unrealized appreciation (depreciation)		158,387,878
Net gain (loss)		(2,814,085)
Net increase (decrease) in net assets resulting from operations		$(4,927,126)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,113,041)	$(3,405,899)
Net realized gain (loss)	(161,201,963)	(231,533,739)
Change in net unrealized appreciation (depreciation)	158,387,878	(19,537,556)
Net increase (decrease) in net assets resulting from operations	(4,927,126)	(254,477,194)
Share transactions - net increase (decrease)	137,310,705	(124,744,949)
Redemption fees	180,108	222,335
Total increase (decrease) in net assets	132,563,687	(378,999,808)
Net Assets
Beginning of period	1,121,598,512	1,500,598,320
End of period (including accumulated net investment loss of $13,704 and accumulated net investment loss of $19,281, respectively)	$1,254,162,199	$1,121,598,512

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$22.01	$30.25	$45.37	$50.92
Income from Investment Operations
Net investment income (loss)B	(.06)	(.10)	–C	.07	(.13)
Net realized and unrealized gain (loss)	(.35)	(3.80)	(8.25)	(15.19)	(2.83)
Total from investment operations	(.41)	(3.90)	(8.25)	(15.12)	(2.96)
Distributions from net realized gain	–	–	–	–	(2.59)
Total distributions	–	–	–	–	(2.59)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$17.70	$18.11	$22.01	$30.25	$45.37
Total ReturnD,E	(2.26)%	(17.72)%	(27.24)%	(33.33)%	(6.24)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.23%	1.21%	1.18%	1.14%
Expenses net of fee waivers, if any	1.20%	1.19%	1.19%	1.17%	1.14%
Expenses net of all reductions	1.20%	1.19%	1.18%	1.17%	1.14%
Net investment income (loss)	(.44)%	(.51)%	- %H	.18%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$53,509	$46,898	$60,270	$101,202	$152,969
Portfolio turnover rateI	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.83	$21.73	$29.95	$45.04	$50.68
Income from Investment Operations
Net investment income (loss)B	(.11)	(.15)	(.06)	(.03)	(.27)
Net realized and unrealized gain (loss)	(.35)	(3.75)	(8.17)	(15.06)	(2.80)
Total from investment operations	(.46)	(3.90)	(8.23)	(15.09)	(3.07)
Distributions from net realized gain	–	–	–	–	(2.57)
Total distributions	–	–	–	–	(2.57)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$17.37	$17.83	$21.73	$29.95	$45.04
Total ReturnD,E	(2.58)%	(17.95)%	(27.45)%	(33.50)%	(6.49)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.50%	1.49%	1.45%	1.43%
Expenses net of fee waivers, if any	1.48%	1.46%	1.47%	1.44%	1.42%
Expenses net of all reductions	1.48%	1.46%	1.46%	1.44%	1.42%
Net investment income (loss)	(.72)%	(.79)%	(.28)%	(.09)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$17,720	$16,200	$18,402	$24,913	$40,664
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.27	$21.14	$29.27	$44.24	$50.02
Income from Investment Operations
Net investment income (loss)B	(.17)	(.24)	(.16)	(.21)	(.49)
Net realized and unrealized gain (loss)	(.35)	(3.63)	(7.98)	(14.76)	(2.76)
Total from investment operations	(.52)	(3.87)	(8.14)	(14.97)	(3.25)
Distributions from net realized gain	–	–	–	–	(2.53)
Total distributions	–	–	–	–	(2.53)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$16.75	$17.27	$21.14	$29.27	$44.24
Total ReturnD,E	(3.01)%	(18.31)%	(27.78)%	(33.84)%	(6.95)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.98%	1.97%	1.95%	1.93%	1.90%
Expenses net of fee waivers, if any	1.94%	1.93%	1.93%	1.92%	1.90%
Expenses net of all reductions	1.94%	1.93%	1.93%	1.91%	1.90%
Net investment income (loss)	(1.18)%	(1.26)%	(.75)%	(.57)%	(1.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,388	$2,461	$4,373	$9,423	$20,894
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.20	$21.06	$29.15	$44.05	$49.81
Income from Investment Operations
Net investment income (loss)B	(.16)	(.23)	(.16)	(.20)	(.47)
Net realized and unrealized gain (loss)	(.36)	(3.63)	(7.94)	(14.70)	(2.76)
Total from investment operations	(.52)	(3.86)	(8.10)	(14.90)	(3.23)
Distributions from net realized gain	–	–	–	–	(2.53)
Total distributions	–	–	–	–	(2.53)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$16.68	$17.20	$21.06	$29.15	$44.05
Total ReturnD,E	(3.02)%	(18.33)%	(27.75)%	(33.83)%	(6.93)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.97%	1.96%	1.96%	1.93%	1.87%
Expenses net of fee waivers, if any	1.93%	1.92%	1.94%	1.92%	1.87%
Expenses net of all reductions	1.93%	1.92%	1.93%	1.91%	1.87%
Net investment income (loss)	(1.17)%	(1.25)%	(.76)%	(.57)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,732	$39,429	$33,811	$37,787	$67,996
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$22.41	$30.72	$45.96	$51.44
Income from Investment Operations
Net investment income (loss)B	(.03)	(.04)	.06	.16	(.02)
Net realized and unrealized gain (loss)	(.35)	(3.87)	(8.38)	(15.40)	(2.85)
Total from investment operations	(.38)	(3.91)	(8.32)	(15.24)	(2.87)
Distributions from net realized gain	–	–	–	–	(2.61)
Total distributions	–	–	–	–	(2.61)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$18.12	$18.50	$22.41	$30.72	$45.96
Total ReturnD	(2.05)%	(17.45)%	(27.05)%	(33.16)%	(6.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.97%	.94%	.94%	.93%	.89%
Expenses net of fee waivers, if any	.93%	.90%	.92%	.92%	.89%
Expenses net of all reductions	.93%	.90%	.91%	.92%	.89%
Net investment income (loss)	(.17)%	(.22)%	.27%	.43%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,076,206	$992,944	$1,275,913	$2,301,019	$3,924,440
Portfolio turnover rateG	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$22.41	$30.69	$45.87	$51.32
Income from Investment Operations
Net investment income (loss)B	(.02)	(.04)	.07	.20	.02
Net realized and unrealized gain (loss)	(.35)	(3.87)	(8.36)	(15.38)	(2.85)
Total from investment operations	(.37)	(3.91)	(8.29)	(15.18)	(2.83)
Distributions from net realized gain	–	–	–	–	(2.62)
Total distributions	–	–	–	–	(2.62)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$18.13	$18.50	$22.41	$30.69	$45.87
Total ReturnD	(2.00)%	(17.45)%	(26.98)%	(33.09)%	(5.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.90%	.87%	.84%	.82%
Expenses net of fee waivers, if any	.88%	.86%	.85%	.83%	.81%
Expenses net of all reductions	.88%	.86%	.84%	.82%	.81%
Net investment income (loss)	(.12)%	(.18)%	.34%	.52%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$52,607	$23,667	$107,830	$128,262	$168,548
Portfolio turnover rateG	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 29, 2016

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $185,320,085 in the Subsidiary, representing 14.8% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$175,385,332
Gross unrealized depreciation	(530,042,755)
Net unrealized appreciation (depreciation) on securities	$(354,657,423)
Tax Cost	$1,639,732,624

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,636,474
Capital loss carryforward	$(1,152,602,929)
Net unrealized appreciation (depreciation) on securities and other investments	$(354,660,525)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(137,035,055)
Long-term	(1,015,567,874)
Total capital loss carryforward	$(1,152,602,929)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $308,152,319 and $183,244,812, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$97,126	$–
Class T	.25%	.25%	67,784	–
Class B	.75%	.25%	15,769	11,827
Class C	.75%	.25%	361,217	94,153
			$541,896	$105,980

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30,057
Class T	7,972
Class B(a)	1,554
Class C(a)	9,782
$49,365

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$115,271.30
Class T	45,054.33
Class B	4,675.30
Class C	101,686.28
Gold	2,293,659.28
Class I	59,720.24
	$ 2,620,065

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,119 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,237 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $260,688.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $318,965.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,135 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,985 and a portion of class-level operating expenses as follows:

Amount
Class A	$99
Class T	28
Class B	4
Class C	395
Gold	23,242
Class I	1,473
$ 25,241

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	1,535,243	1,014,651	$23,173,408	$20,366,842
Shares redeemed	(1,100,912)	(1,163,476)	(16,009,093)	(22,763,258)
Net increase (decrease)	434,331	(148,825)	$7,164,315	$(2,396,416)
Class T
Shares sold	373,972	317,888	$5,610,984	$6,202,712
Shares redeemed	(262,516)	(256,267)	(3,867,307)	(4,926,125)
Net increase (decrease)	111,456	61,621	$1,743,677	$1,276,587
Class B
Shares sold	6,237	6,743	$87,905	$129,320
Shares redeemed	(65,868)	(71,044)	(948,946)	(1,326,720)
Net increase (decrease)	(59,631)	(64,301)	$(861,041)	$(1,197,400)
Class C
Shares sold	1,382,064	1,131,151	$19,834,455	$21,162,781
Shares redeemed	(513,567)	(444,470)	(7,072,215)	(8,210,673)
Net increase (decrease)	868,497	686,681	$12,762,240	$12,952,108
Gold
Shares sold	25,445,576	22,066,731	$393,817,498	$446,680,830
Shares redeemed	(19,739,546)	(25,311,740)	(303,052,757)	(508,417,315)
Net increase (decrease)	5,706,030	(3,245,009)	$90,764,741	$(61,736,485)
Class I
Shares sold	2,727,491	1,547,691	$42,106,104	$33,198,070
Shares redeemed	(1,105,474)	(5,080,368)	(16,369,331)	(106,841,413)
Net increase (decrease)	1,622,017	(3,532,677)	$25,736,773	$(73,643,343)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio	(19.81)%	1.82%	7.14%

 Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,923	Materials Portfolio
$18,666	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -17.90% return of the MSCI U.S. IMI Materials 25/50 Index. Materials stocks also lagged the S&P 500® index, weighed down by weak-performing categories such as diversified metals & mining and fertilizers & agricultural chemicals. Versus the MSCI index, stock selection and a sizable overweighting in paper-packaging stocks detracted from the fund’s results, as did our picks in construction materials and diversified chemicals, and an underweighting in industrial gases. Paper-packaging stock WestRock was by far our biggest detractor, as well as the fund’s third-largest holding at period end and a sizable overweighting. Fundamentals for the firm’s chemicals segment weakened as a result of lower oil prices, which hampered the stock. Another detractor versus the index was a large underweighting in index heavyweight Dow Chemical, which managed a modest gain this period. Not owning index component Airgas in November, when the company received a buyout bid from France-based industrial gases provider Air Liquide, also worked against us. Conversely, underweighting diversified metals & mining, the weakest group in the MSCI index, and avoiding aluminum shares bolstered relative results. The fund’s top relative contributor was Freeport-McMoRan, an index name that returned -64%. I sold our token stake in this natural resources provider in February 2015, just before the period began. Our overweighted stake in specialty chemicals contributor Cytec Industries also contributed. The company makes composites and other materials for aerospace and industrial customers. I established this position in March, and the stock had a nice move in July, after the company announced it had entered into a merger agreement with Brussels-based Solvay, a global chemical company. I liquidated our stake in Cytec soon after to pursue opportunities I thought had more upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	14.6	9.4
Eastman Chemical Co.	8.9	8.0
WestRock Co.	8.5	9.2
Monsanto Co.	7.3	9.6
LyondellBasell Industries NV Class A	6.2	7.2
Graphic Packaging Holding Co.	5.3	3.8
Ecolab, Inc.	5.2	6.4
The Dow Chemical Co.	4.9	0.0
PPG Industries, Inc.	4.9	4.9
Eagle Materials, Inc.	4.8	4.6
	70.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Chemicals	71.1%
Containers & Packaging	19.4%
Construction Materials	4.8%
Metals & Mining	1.8%
Building Products	1.1%
All Others*	1.8%

As of August 31, 2015
Chemicals	63.5%
Containers & Packaging	21.6%
Metals & Mining	5.2%
Construction Materials	4.6%
Paper & Forest Products	1.5%
All Others*	3.6%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Materials Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Building Products - 1.1%
Building Products - 1.1%
GCP Applied Technologies, Inc. (a)	797,440	$14,138,611
Chemicals - 71.1%
Commodity Chemicals - 7.3%
LyondellBasell Industries NV Class A	1,016,696	81,549,186
Orion Engineered Carbons SA	1,134,534	14,578,762
		96,127,948
Diversified Chemicals - 28.6%
E.I. du Pont de Nemours & Co.	3,171,200	193,030,945
Eastman Chemical Co.	1,824,548	117,044,754
Olin Corp.	140,600	2,131,496
The Dow Chemical Co.	1,343,300	65,297,813
		377,505,008
Fertilizers & Agricultural Chemicals - 11.8%
Agrium, Inc.	146,500	12,615,458
CF Industries Holdings, Inc.	903,610	32,945,621
Monsanto Co.	1,071,630	96,435,984
Potash Corp. of Saskatchewan, Inc.	833,300	14,122,372
		156,119,435
Specialty Chemicals - 23.4%
Ashland, Inc.	476,300	45,386,627
Ecolab, Inc.	664,424	68,136,681
Frutarom Industries Ltd.	270,296	13,977,842
NewMarket Corp.	58,129	21,225,223
PPG Industries, Inc.	669,400	64,617,182
Valspar Corp.	621,100	48,594,864
W.R. Grace & Co. (a)	699,640	48,093,254
		310,031,673

TOTAL CHEMICALS		939,784,064

Construction Materials - 4.8%
Construction Materials - 4.8%
Eagle Materials, Inc.	1,052,715	63,605,040
Containers & Packaging - 19.4%
Metal & Glass Containers - 4.3%
Ball Corp.	855,170	56,637,909
Paper Packaging - 15.1%
Graphic Packaging Holding Co.	5,639,795	69,538,672
Sealed Air Corp.	380,400	17,395,692
WestRock Co.	3,342,919	112,890,375
		199,824,739

TOTAL CONTAINERS & PACKAGING		256,462,648

Energy Equipment & Services - 0.1%
Oil & Gas Equipment & Services - 0.1%
Aspen Aerogels, Inc. (a)	340,453	1,242,653
Metals & Mining - 1.8%
Diversified Metals & Mining - 1.8%
Compass Minerals International, Inc.	340,800	23,119,872
TOTAL COMMON STOCKS
(Cost $1,255,329,095)		1,298,352,888

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.40% (b)
(Cost $19,504,253)	19,504,253	19,504,253
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $1,274,833,348)		1,317,857,141
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,053,922
NET ASSETS - 100%		$1,320,911,063

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,726
Fidelity Securities Lending Cash Central Fund	89,068
Total	$127,794

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$10,127,522	$--	$7,035,841	$--	$--
Total	$10,127,522	$--	$7,035,841	$--	$--

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
Netherlands	6.2%
Canada	2.0%
Luxembourg	1.1%
Israel	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,255,329,095)	$1,298,352,888
Fidelity Central Funds (cost $19,504,253)	19,504,253
Total Investments (cost $1,274,833,348)		$1,317,857,141
Receivable for investments sold		26,728,214
Receivable for fund shares sold		2,004,012
Dividends receivable		2,889,783
Distributions receivable from Fidelity Central Funds		1,712
Prepaid expenses		6,204
Other receivables		54,626
Total assets		1,349,541,692
Liabilities
Payable for investments purchased	$24,989,520
Payable for fund shares redeemed	2,558,256
Accrued management fee	592,501
Distribution and service plan fees payable	110,741
Other affiliated payables	287,993
Other payables and accrued expenses	91,618
Total liabilities		28,630,629
Net Assets		$1,320,911,063
Net Assets consist of:
Paid in capital		$1,314,144,629
Distributions in excess of net investment income		(45,053)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,212,306)
Net unrealized appreciation (depreciation) on investments		43,023,793
Net Assets		$1,320,911,063
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($202,746,868 ÷ 3,221,442 shares)		$62.94
Maximum offering price per share (100/94.25 of $62.94)		$66.78
Class T:
Net Asset Value and redemption price per share ($30,117,887 ÷ 481,737 shares)		$62.52
Maximum offering price per share (100/96.50 of $62.52)		$64.79
Class B:
Net Asset Value and offering price per share ($3,021,034 ÷ 49,306 shares)(a)		$61.27
Class C:
Net Asset Value and offering price per share ($66,895,988 ÷ 1,095,101 shares)(a)		$61.09
Materials:
Net Asset Value, offering price and redemption price per share ($711,984,554 ÷ 11,265,515 shares)		$63.20
Class I:
Net Asset Value, offering price and redemption price per share ($306,144,732 ÷ 4,853,795 shares)		$63.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$36,704,710
Interest		36
Income from Fidelity Central Funds		127,794
Total income		36,832,540
Expenses
Management fee	$9,399,943
Transfer agent fees	3,633,828
Distribution and service plan fees	1,795,819
Accounting and security lending fees	530,288
Custodian fees and expenses	34,030
Independent trustees' compensation	32,246
Registration fees	133,878
Audit	55,040
Legal	20,722
Miscellaneous	23,598
Total expenses before reductions	15,659,392
Expense reductions	(116,230)	15,543,162
Net investment income (loss)		21,289,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(352,968)
Other affiliated issuers	596,307
Foreign currency transactions	(63,699)
Total net realized gain (loss)		179,640
Change in net unrealized appreciation (depreciation) on investment securities		(394,277,283)
Net gain (loss)		(394,097,643)
Net increase (decrease) in net assets resulting from operations		$(372,808,265)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,289,378	$16,415,183
Net realized gain (loss)	179,640	140,995,843
Change in net unrealized appreciation (depreciation)	(394,277,283)	(115,351,730)
Net increase (decrease) in net assets resulting from operations	(372,808,265)	42,059,296
Distributions to shareholders from net investment income	(15,036,509)	(14,132,791)
Distributions to shareholders from net realized gain	(20,008,646)	(176,045,519)
Total distributions	(35,045,155)	(190,178,310)
Share transactions - net increase (decrease)	(326,507,843)	139,840,860
Redemption fees	36,485	59,111
Total increase (decrease) in net assets	(734,324,778)	(8,219,043)
Net Assets
Beginning of period	2,055,235,841	2,063,454,884
End of period (including distributions in excess of net investment income of $45,053 and distributions in excess of net investment income of $33,066, respectively)	$1,320,911,063	$2,055,235,841

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.43	$86.46	$73.44	$69.23	$69.96
Income from Investment Operations
Net investment income (loss)B	.79	.51	.36	.70	.40
Net realized and unrealized gain (loss)	(16.80)	1.05	14.56	5.69	(.35)
Total from investment operations	(16.01)	1.56	14.92	6.39	.05
Distributions from net investment income	(.58)	(.43)	(.30)	(.63)	(.40)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.48)C	(7.59)D	(1.90)	(2.18)	(.78)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.94	$80.43	$86.46	$73.44	$69.23
Total ReturnF,G	(20.01)%	2.20%	20.46%	9.40%	.21%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.06%	1.06%	1.10%	1.13%	1.13%
Expenses net of fee waivers, if any	1.06%	1.06%	1.10%	1.13%	1.13%
Expenses net of all reductions	1.06%	1.06%	1.09%	1.12%	1.13%
Net investment income (loss)	1.09%	.61%	.45%	1.02%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$202,747	$319,740	$336,777	$219,627	$157,781
Portfolio turnover rateJ	64%	76%K	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$79.95	$85.99	$73.05	$68.91	$69.68
Income from Investment Operations
Net investment income (loss)B	.56	.25	.12	.50	.21
Net realized and unrealized gain (loss)	(16.69)	1.06	14.48	5.66	(.35)
Total from investment operations	(16.13)	1.31	14.60	6.16	(.14)
Distributions from net investment income	(.40)	(.18)	(.06)	(.46)	(.25)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.30)C	(7.35)	(1.66)	(2.02)D	(.63)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.52	$79.95	$85.99	$73.05	$68.91
Total ReturnF,G	(20.27)%	1.90%	20.10%	9.10%	(.09)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.38%	1.37%	1.40%	1.42%	1.42%
Expenses net of fee waivers, if any	1.37%	1.37%	1.40%	1.42%	1.42%
Expenses net of all reductions	1.37%	1.37%	1.39%	1.41%	1.41%
Net investment income (loss)	.77%	.31%	.15%	.73%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$30,118	$45,252	$45,223	$37,860	$28,290
Portfolio turnover rateJ	64%	76%K	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$78.31	$84.63	$72.21	$68.13	$68.95
Income from Investment Operations
Net investment income (loss)B	.19	(.18)	(.28)	.16	(.11)
Net realized and unrealized gain (loss)	(16.32)	1.03	14.28	5.57	(.33)
Total from investment operations	(16.13)	.85	14.00	5.73	(.44)
Distributions from net investment income	–	–	–	(.10)	–
Distributions from net realized gain	(.91)	(7.17)	(1.58)	(1.55)	(.38)
Total distributions	(.91)	(7.17)	(1.58)	(1.65)	(.38)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$61.27	$78.31	$84.63	$72.21	$68.13
Total ReturnD,E	(20.67)%	1.35%	19.50%	8.55%	(.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.88%	1.89%	1.90%	1.92%	1.91%
Expenses net of fee waivers, if any	1.88%	1.89%	1.90%	1.92%	1.91%
Expenses net of all reductions	1.87%	1.89%	1.90%	1.91%	1.91%
Net investment income (loss)	.27%	(.22)%	(.36)%	.24%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,021	$6,487	$8,671	$10,218	$11,040
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$78.12	$84.38	$71.96	$67.98	$68.78
Income from Investment Operations
Net investment income (loss)B	.24	(.12)	(.23)	.18	(.10)
Net realized and unrealized gain (loss)	(16.28)	1.03	14.23	5.55	(.32)
Total from investment operations	(16.04)	.91	14.00	5.73	(.42)
Distributions from net investment income	(.08)	–	–	(.20)	–
Distributions from net realized gain	(.91)	(7.17)	(1.58)	(1.55)	(.38)
Total distributions	(.99)	(7.17)	(1.58)	(1.75)	(.38)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$61.09	$78.12	$84.38	$71.96	$67.98
Total ReturnD,E	(20.61)%	1.43%	19.56%	8.58%	(.55)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.82%	1.85%	1.89%	1.89%
Expenses net of fee waivers, if any	1.81%	1.82%	1.85%	1.89%	1.89%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.88%	1.89%
Net investment income (loss)	.34%	(.14)%	(.30)%	.26%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$66,896	$107,697	$106,879	$75,007	$58,296
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.77	$86.81	$73.68	$69.41	$70.11
Income from Investment Operations
Net investment income (loss)B	.98	.73	.58	.90	.60
Net realized and unrealized gain (loss)	(16.89)	1.05	14.63	5.71	(.37)
Total from investment operations	(15.91)	1.78	15.21	6.61	.23
Distributions from net investment income	(.76)	(.65)	(.48)	(.79)	(.55)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.66)C	(7.82)	(2.08)	(2.34)	(.93)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$63.20	$80.77	$86.81	$73.68	$69.41
Total ReturnE	(19.81)%	2.46%	20.80%	9.71%	.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.80%	.82%	.85%	.85%
Expenses net of fee waivers, if any	.81%	.80%	.82%	.85%	.85%
Expenses net of all reductions	.80%	.80%	.82%	.84%	.84%
Net investment income (loss)	1.34%	.87%	.73%	1.30%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$711,985	$1,107,689	$1,231,942	$1,146,782	$1,089,619
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.60	$86.66	$73.57	$69.35	$70.05
Income from Investment Operations
Net investment income (loss)B	1.00	.74	.59	.90	.60
Net realized and unrealized gain (loss)	(16.86)	1.05	14.60	5.70	(.36)
Total from investment operations	(15.86)	1.79	15.19	6.60	.24
Distributions from net investment income	(.77)	(.68)	(.50)	(.83)	(.56)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.67)C	(7.85)	(2.10)	(2.38)	(.94)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$63.07	$80.60	$86.66	$73.57	$69.35
Total ReturnE	(19.79)%	2.49%	20.81%	9.71%	.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.81%	.85%	.84%
Expenses net of fee waivers, if any	.78%	.78%	.81%	.85%	.84%
Expenses net of all reductions	.78%	.78%	.81%	.84%	.83%
Net investment income (loss)	1.37%	.89%	.74%	1.30%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$306,145	$468,371	$333,963	$246,696	$89,299
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$171,131,096
Gross unrealized depreciation	(136,462,813)
Net unrealized appreciation (depreciation) on securities	$34,668,283
Tax Cost	$1,283,188,858

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$34,668,283

The Fund intends to elect to defer to its next fiscal year $26,553,392 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(199,630)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$(1,303,405)

The Fund acquired $1,303,405 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$15,036,509	$ 14,132,791
Long-term Capital Gains	20,008,646	176,045,519
Total	$35,045,155	$ 190,178,310

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,081,563,958 and $1,425,677,892, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$669,561	$–
Class T	.25%	.25%	187,278	–
Class B	.75%	.25%	45,667	34,250
Class C	.75%	.25%	893,313	121,122
			$1,795,819	$155,372

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63,199
Class T	4,994
Class B(a)	3,199
Class C(a)	13,325
$84,717

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$584,630.22
Class T	105,698.28
Class B	13,231.29
Class C	198,202.22
Materials	1,969,720.22
Class I	762,347.19
	$ 3,633,828

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,365 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,641 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,068.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $57,488 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,331 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,876
Class T	846
Class B	22
Class C	2,309
Materials	27,233
Class I	8,125
$45,411

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$1,939,569	$1,638,100
Class T	197,484	99,020
Class C	96,966	–
Materials	8,906,972	8,803,568
Class I	3,895,518	3,592,103
Total	$15,036,509	$14,132,791
From net realized gain
Class A	$3,076,815	$27,780,861
Class T	454,774	3,863,168
Class B	50,258	628,830
Class C	1,065,857	9,676,799
Materials	10,731,466	98,020,822
Class I	4,629,476	36,075,039
Total	$20,008,646	$176,045,519

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	820,014	1,287,549	$59,881,537	$107,992,682
Reinvestment of distributions	70,909	350,058	4,729,990	27,494,344
Shares redeemed	(1,644,717)	(1,557,532)	(118,125,615)	(130,043,911)
Net increase (decrease)	(753,794)	80,075	$(53,514,088)	$5,443,115
Class T
Shares sold	84,811	122,029	$5,963,121	$10,167,521
Reinvestment of distributions	9,611	48,608	637,500	3,794,851
Shares redeemed	(178,706)	(130,511)	(12,734,979)	(10,688,592)
Net increase (decrease)	(84,284)	40,126	$(6,134,358)	$3,273,780
Class B
Shares sold	1,827	2,935	$136,913	$242,184
Reinvestment of distributions	717	7,683	46,833	590,123
Shares redeemed	(36,076)	(30,247)	(2,579,948)	(2,465,575)
Net increase (decrease)	(33,532)	(19,629)	$(2,396,202)	$(1,633,268)
Class C
Shares sold	141,291	367,698	$10,125,628	$30,096,831
Reinvestment of distributions	16,060	110,883	1,043,658	8,472,087
Shares redeemed	(440,847)	(366,676)	(30,549,327)	(29,116,038)
Net increase (decrease)	(283,496)	111,905	$(19,380,041)	$9,452,880
Materials
Shares sold	1,388,149	2,411,814	$101,563,248	$202,615,605
Reinvestment of distributions	273,187	1,274,428	18,281,510	100,536,677
Shares redeemed	(4,109,408)	(4,164,314)	(297,748,381)	(345,204,286)
Net increase (decrease)	(2,448,072)	(478,072)	$(177,903,623)	$(42,052,004)
Class I
Shares sold	1,480,820	4,739,071(a)	$107,996,943	$400,864,210(a)
Reinvestment of distributions	118,643	464,747	7,923,047	36,366,289
Shares redeemed	(2,556,391)	(3,246,644)(b)	(183,099,521)	(271,874,142)(b)
Net increase (decrease)	(956,928)	1,957,174	$(67,179,531)	$165,356,357

 (a) Amount includes in-kind exchanges.

 (b) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Chemicals Portfolios, Gold Portfolio and Materials Portfolio (funds of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Chemicals Portfolio	.80%
Actual		$1,000.00	$1,004.80	$3.99
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Gold Portfolio
Class A	1.18%
Actual		$1,000.00	$1,306.30	$6.77
Hypothetical-C		$1,000.00	$1,019.00	$5.92
Class T	1.48%
Actual		$1,000.00	$1,304.10	$8.48
Hypothetical-C		$1,000.00	$1,017.50	$7.42
Class B	1.93%
Actual		$1,000.00	$1,301.50	$11.04
Hypothetical-C		$1,000.00	$1,015.27	$9.67
Class C	1.92%
Actual		$1,000.00	$1,302.10	$10.99
Hypothetical-C		$1,000.00	$1,015.32	$9.62
Gold	.93%
Actual		$1,000.00	$1,308.30	$5.34
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class I	.87%
Actual		$1,000.00	$1,308.10	$4.99
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Materials Portfolio
Class A	1.06%
Actual		$1,000.00	$900.90	$5.01
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class T	1.38%
Actual		$1,000.00	$899.60	$6.52
Hypothetical-C		$1,000.00	$1,018.00	$6.92
Class B	1.89%
Actual		$1,000.00	$897.30	$8.92
Hypothetical-C		$1,000.00	$1,015.47	$9.47
Class C	1.82%
Actual		$1,000.00	$897.70	$8.59
Hypothetical-C		$1,000.00	$1,015.81	$9.12
Materials	.82%
Actual		$1,000.00	$902.10	$3.88
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Class I	.78%
Actual		$1,000.00	$902.20	$3.69
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Chemicals Portfolio	04/18/16	04/15/16	$0.000
Gold Portfolio	04/18/16	04/15/16	$0.234
Materials Portfolio	04/18/16	04/15/16	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$33,205,586
Materials Portfolio	$19,113,522

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Chemicals Portfolio	100%	100%
Gold Portfolio	0%	0%
Materials Portfolio	0%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2015	December 2015
Chemicals Portfolio	100%	100%
Gold Portfolio	0%	0%
Materials Portfolio	0%	100%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Materials Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of Chemicals Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of Gold Portfolio and Materials Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Chemicals Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

For Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2015.

For Gold Portfolio, the Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2015 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Gold Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELMT-ANN-0416
1.846032.109

Fidelity® Select Portfolios® Energy Sector Energy Portfolio Energy Service Portfolio Natural Gas Portfolio Natural Resources Portfolio Annual Report February 29, 2016

Contents

Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Energy Service Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Natural Gas Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Natural Resources Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	(27.61)%	(7.11)%	0.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,130	Energy Portfolio
$18,666	S&P 500® Index

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager John Dowd:  For the year, the fund returned -27.61%, in line with the -27.62% return of its industry benchmark, the MSCI U.S. IMI Energy 25/50 Index, but well behind the S&P 500® index. It was a prolonged painful environment for energy stocks. The persistent oversupply of crude oil has led to a massive global inventory overhang that was reflected in per-barrel prices and energy stocks in general. Crude oil fell to near 13-year lows of less than $27 per barrel in both January and February. Relative to the MSCI benchmark, we had excellent stock selection among oil & gas exploration & production (E&P) names, but a sizable overweighting in this weak-performing segment cooled results somewhat. A significant underweighting in the benchmark dominant integrated oil & gas subindustry – the top performer this period – also crimped the fund's result. Among individual stocks, an underweighting in pipeline operator Kinder Morgan was by far the fund's largest contributor versus the index. The stock returned -54% hurt by weakening pipeline demand and a leveraged balance sheet. We also were helped by underweighting E&P ConocoPhillips, which returned -46% for the period. Refiner Valero Energy was another plus, as its share price was flat for the period, outperforming the benchmark. Conversely, the fund's biggest relative detractor was our significant underweighting in outperformer Exxon Mobil, often seen as a defensive play in a down market. An out-of-index stake in Canadian E&P Encana also hurt, as did refiner Phillips 66.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	9.2	8.4
Exxon Mobil Corp.	7.9	13.8
EOG Resources, Inc.	6.6	6.2
Valero Energy Corp.	5.6	4.8
Noble Energy, Inc.	4.3	2.9
Baker Hughes, Inc.	3.8	2.6
Cimarex Energy Co.	3.8	4.1
Pioneer Natural Resources Co.	3.5	2.9
Diamondback Energy, Inc.	3.5	2.3
Hess Corp.	3.4	1.1
	51.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Oil, Gas & Consumable Fuels	75.9%
Energy Equipment & Services	19.7%
Chemicals	1.9%
Independent Power and Renewable Electricity Producers	1.0%
Semiconductors & Semiconductor Equipment	0.3%
All Others*	1.2%

As of August 31, 2015
Oil, Gas & Consumable Fuels	80.7%
Energy Equipment & Services	16.5%
Independent Power and Renewable Electricity Producers	1.0%
Chemicals	0.6%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Energy Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Chemicals - 1.9%
Commodity Chemicals - 1.6%
LyondellBasell Industries NV Class A	379,600	$30,447,716
Diversified Chemicals - 0.3%
The Dow Chemical Co.	116,800	5,677,648

TOTAL CHEMICALS		36,125,364

Energy Equipment & Services - 19.7%
Oil & Gas Drilling - 0.5%
Nabors Industries Ltd.	798,800	5,719,408
Odfjell Drilling A/S (a)	1,539,580	935,867
Xtreme Drilling & Coil Services Corp. (a)	2,252,600	2,563,935
		9,219,210
Oil & Gas Equipment & Services - 19.2%
Baker Hughes, Inc.	1,723,000	73,865,010
Bristow Group, Inc.	70,000	1,064,700
Cameron International Corp. (a)	837,300	54,893,388
Dril-Quip, Inc. (a)	366,453	19,880,075
Frank's International NV	1,651,200	22,935,168
Oceaneering International, Inc.	566,227	15,639,190
Schlumberger Ltd.	2,461,981	176,573,278
Tesco Corp.	579,600	4,196,304
Total Energy Services, Inc.	100,500	976,774
		370,023,887

TOTAL ENERGY EQUIPMENT & SERVICES		379,243,097

Independent Power and Renewable Electricity Producers - 1.0%
Independent Power Producers & Energy Traders - 0.1%
NRG Yield, Inc. Class C (b)	238,100	3,111,967
Renewable Electricity - 0.9%
NextEra Energy Partners LP	656,700	17,034,798

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		20,146,765

Oil, Gas & Consumable Fuels - 75.9%
Coal & Consumable Fuels - 0.2%
CONSOL Energy, Inc. (b)	465,785	4,019,725
Integrated Oil & Gas - 13.3%
Chevron Corp.	751,023	62,665,359
Exxon Mobil Corp.	1,906,548	152,809,822
Occidental Petroleum Corp.	608,900	41,904,498
		257,379,679
Oil & Gas Exploration & Production - 46.8%
Anadarko Petroleum Corp.	1,490,815	56,576,429
Apache Corp.	705,200	26,995,056
ARC Resources Ltd. (b)	149,700	1,986,042
Bankers Petroleum Ltd. (a)	811,300	545,664
Black Stone Minerals LP	249,959	3,106,990
Cabot Oil & Gas Corp.	1,246,100	25,083,993
California Resources Corp.	57,236	32,172
Canadian Natural Resources Ltd.	103,200	2,157,055
Carrizo Oil & Gas, Inc. (a)(b)	395,000	8,492,500
Cimarex Energy Co.	872,445	73,311,553
Concho Resources, Inc. (a)	475,500	42,909,120
ConocoPhillips Co.	1,245,200	42,125,116
Diamondback Energy, Inc.	939,600	66,946,500
EOG Resources, Inc.	1,972,564	127,703,793
EQT Corp.	246,700	13,751,058
Evolution Petroleum Corp.	109,743	474,090
Gran Tierra Energy, Inc. (Canada) (a)	1,013,200	2,396,334
Gulfport Energy Corp. (a)	274,000	6,576,000
Hess Corp.	1,518,200	66,193,520
Memorial Resource Development Corp. (a)	1,807,510	17,478,622
Murphy Oil Corp.	268,900	4,619,702
Newfield Exploration Co. (a)	1,976,900	53,830,987
Noble Energy, Inc.	2,834,688	83,623,296
Parsley Energy, Inc. Class A (a)	1,037,000	19,060,060
PDC Energy, Inc. (a)	927,151	46,459,537
Pioneer Natural Resources Co.	565,699	68,183,700
Rice Energy, Inc. (a)	323,400	2,962,344
RSP Permian, Inc. (a)	617,700	14,769,207
Seven Generations Energy Ltd. (a)	1,110,200	12,743,094
Synergy Resources Corp. (a)(b)	1,663,120	10,394,500
TAG Oil Ltd. (a)	883,775	372,322
		901,860,356
Oil & Gas Refining & Marketing - 7.4%
Keyera Corp. (b)	692,800	19,206,894
Valero Energy Corp.	1,803,081	108,329,106
Western Refining, Inc.	222,792	5,941,863
World Fuel Services Corp.	192,015	8,988,222
		142,466,085
Oil & Gas Storage & Transport - 8.2%
Buckeye Partners LP	12,700	817,372
Cheniere Energy Partners LP Holdings LLC	469,970	7,881,397
Cheniere Energy, Inc. (a)	372,700	13,324,025
Columbia Pipeline Group, Inc.	703,400	12,766,710
Enterprise Products Partners LP	734,823	17,172,814
Gener8 Maritime, Inc. (a)	202,900	1,260,009
Golar LNG Ltd. (b)	429,700	7,876,401
Kinder Morgan, Inc.	3,362,500	60,827,625
Magellan Midstream Partners LP	153,819	10,395,088
Phillips 66 Partners LP	39,533	2,382,654
Plains All American Pipeline LP	285,500	6,115,410
Rice Midstream Partners LP	336,900	4,463,925
Shell Midstream Partners LP	352,900	12,545,595
		157,829,025

TOTAL OIL, GAS & CONSUMABLE FUELS		1,463,554,870

Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Equipment - 0.3%
SolarEdge Technologies, Inc.	241,400	5,907,058
TOTAL COMMON STOCKS
(Cost $2,079,689,895)		1,904,977,154

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.40% (c)	20,598,318	20,598,318
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	26,229,950	26,229,950
TOTAL MONEY MARKET FUNDS
(Cost $46,828,268)		46,828,268
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $2,126,518,163)		1,951,805,422
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(22,908,145)
NET ASSETS - 100%		$1,928,897,277

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$62,261
Fidelity Securities Lending Cash Central Fund	206,517
Total	$268,778

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.8%
Curacao	9.2%
Netherlands	2.8%
Canada	2.3%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $25,819,087) — See accompanying schedule: Unaffiliated issuers (cost $2,079,689,895)	$1,904,977,154
Fidelity Central Funds (cost $46,828,268)	46,828,268
Total Investments (cost $2,126,518,163)		$1,951,805,422
Receivable for investments sold		10,746,798
Receivable for fund shares sold		3,718,766
Dividends receivable		5,462,816
Distributions receivable from Fidelity Central Funds		47,423
Prepaid expenses		6,943
Other receivables		73,500
Total assets		1,971,861,668
Liabilities
Payable for investments purchased	$13,782,070
Payable for fund shares redeemed	1,640,888
Accrued management fee	834,333
Other affiliated payables	362,075
Other payables and accrued expenses	115,075
Collateral on securities loaned, at value	26,229,950
Total liabilities		42,964,391
Net Assets		$1,928,897,277
Net Assets consist of:
Paid in capital		$2,523,838,762
Undistributed net investment income		1,074,244
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(421,303,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(174,712,491)
Net Assets, for 59,112,005 shares outstanding		$1,928,897,277
Net Asset Value, offering price and redemption price per share ($1,928,897,277 ÷ 59,112,005 shares)		$32.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$36,465,854
Interest		16
Income from Fidelity Central Funds		268,778
Total income		36,734,648
Expenses
Management fee	$11,031,483
Transfer agent fees	4,222,892
Accounting and security lending fees	617,097
Custodian fees and expenses	33,201
Independent trustees' compensation	36,999
Registration fees	141,646
Audit	52,717
Legal	22,411
Interest	428
Miscellaneous	26,184
Total expenses before reductions	16,185,058
Expense reductions	(247,508)	15,937,550
Net investment income (loss)		20,797,098
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(357,325,653)
Foreign currency transactions	154,670
Total net realized gain (loss)		(357,170,983)
Change in net unrealized appreciation (depreciation) on: Investment securities	(283,522,814)
Assets and liabilities in foreign currencies	897
Total change in net unrealized appreciation (depreciation)		(283,521,917)
Net gain (loss)		(640,692,900)
Net increase (decrease) in net assets resulting from operations		$(619,895,802)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,797,098	$19,529,338
Net realized gain (loss)	(357,170,983)	47,922,508
Change in net unrealized appreciation (depreciation)	(283,521,917)	(322,616,881)
Net increase (decrease) in net assets resulting from operations	(619,895,802)	(255,165,035)
Distributions to shareholders from net investment income	(19,169,416)	(18,840,374)
Distributions to shareholders from net realized gain	(3,157,395)	(163,093,871)
Total distributions	(22,326,811)	(181,934,245)
Share transactions
Proceeds from sales of shares	938,319,380	1,520,395,410
Reinvestment of distributions	21,542,390	175,944,918
Cost of shares redeemed	(568,659,411)	(1,075,346,718)
Net increase (decrease) in net assets resulting from share transactions	391,202,359	620,993,610
Redemption fees	89,143	126,447
Total increase (decrease) in net assets	(250,931,111)	184,020,777
Net Assets
Beginning of period	2,179,828,388	1,995,807,611
End of period (including undistributed net investment income of $1,074,244 and undistributed net investment income of $995,458, respectively)	$1,928,897,277	$2,179,828,388
Other Information
Shares
Sold	24,842,688	28,386,672
Issued in reinvestment of distributions	595,063	3,458,398
Redeemed	(14,091,258)	(19,558,503)
Net increase (decrease)	11,346,493	12,286,567

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Energy Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$45.64	$56.25	$54.81	$55.14	$60.22
Income from Investment Operations
Net investment income (loss)B	.42	.46	.44	.53	.41
Net realized and unrealized gain (loss)	(12.98)	(6.37)	7.86	(.04)	(5.06)
Total from investment operations	(12.56)	(5.91)	8.30	.49	(4.65)
Distributions from net investment income	(.39)	(.46)	(.46)	(.47)	(.40)
Distributions from net realized gain	(.07)	(4.23)	(6.40)	(.35)	(.03)
Total distributions	(.45)C	(4.70)D	(6.86)	(.82)	(.43)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$32.63	$45.64	$56.25	$54.81	$55.14
Total ReturnF	(27.61)%	(11.25)%	15.43%	1.00%	(7.68)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.79%	.80%	.82%	.83%
Expenses net of fee waivers, if any	.80%	.79%	.80%	.82%	.83%
Expenses net of all reductions	.79%	.79%	.80%	.81%	.82%
Net investment income (loss)	1.03%	.85%	.76%	1.04%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$1,928,897	$2,179,828	$1,995,808	$2,126,992	$2,504,448
Portfolio turnover rateI	79%	73%J	98%	80%	90%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.45 per share is comprised of distributions from net investment income of $.387 and distributions from net realized gain of $.066 per share.

 D Total distributions of $4.70 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $4.233 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	(30.30)%	(12.75)%	(3.15)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$7,261	Energy Service Portfolio
$18,666	S&P 500® Index

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Ben Shuleva:  For the year, the fund returned -30.30%, ahead of the -31.43% result of its industry benchmark, the MSCI U.S. IMI Energy Equipment & Services 25/50 Index, but lagging the S&P 500®. Energy service stocks were hard hit by the continued collapse of crude oil prices that caused its client exploration & production companies (E&Ps) to cut costs and pare drilling activity. Relative to the MSCI benchmark, stock selection drove outperformance, with the vast majority of the fund's largest contributors coming from companies I chose to avoid or underweight. My core philosophy is to own what I think are higher-quality businesses that have less competition, and many of the fund's top relative contributors did not fit my criteria. Bristow Group, a helicopter company that serves offshore oil companies, was our biggest individual relative contributor this period. It paid to avoid this stock, which lost about three-quarters of its value for the year, hurt by the company's balance sheet woes and competitive issues in the tough environment. Underweighting land driller Unit and offshore driller Ensco also proved beneficial, as E&Ps firms halted unprofitable exploration projects. Conversely, the fund was hurt by an overweighting in well construction firm C&J Energy Services and out-of-index stakes in offshore driller Ocean Rig and BW Offshore, a maker of floating production storage and offloading facilities. Ocean Rig was sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Service Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	22.4	20.9
Baker Hughes, Inc.	19.8	20.3
Dril-Quip, Inc.	6.8	8.5
Nabors Industries Ltd.	4.9	3.2
Tesco Corp.	4.2	0.0
Halliburton Co.	4.1	2.3
Oceaneering International, Inc.	3.9	5.0
Frank's International NV	3.9	3.9
National Oilwell Varco, Inc.	3.8	4.5
FMC Technologies, Inc.	2.6	3.3
	76.4

Top Industries (% of fund's net assets)

As of February 29, 2016
Energy Equipment & Services	95.2%
Oil, Gas & Consumable Fuels	4.4%
Construction & Engineering	0.2%
All Others*	0.2%

As of August 31, 2015
Energy Equipment & Services	93.6%
Oil, Gas & Consumable Fuels	4.5%
Construction & Engineering	0.2%
All Others*	1.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Energy Service Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
Enterprise Group, Inc. (a)(b)	5,565,237	$966,615
Energy Equipment & Services - 95.2%
Oil & Gas Drilling - 12.5%
Atwood Oceanics, Inc. (c)	195,400	1,344,352
Ensco PLC Class A	468,900	4,065,363
Independence Contract Drilling, Inc. (a)	891,253	3,431,324
Nabors Industries Ltd.	2,963,900	21,221,524
Odfjell Drilling A/S (a)(c)	6,705,592	4,076,137
Rowan Companies PLC	370,300	4,932,396
Transocean Partners LLC	369,400	3,158,370
Trinidad Drilling Ltd.	5,292,700	5,828,620
Xtreme Drilling & Coil Services Corp. (a)(b)	5,585,217	6,357,158
		54,415,244
Oil & Gas Equipment & Services - 82.7%
Baker Hughes, Inc.	2,013,422	86,315,401
BW Offshore Ltd. (c)	9,215,465	1,302,502
C&J Energy Services Ltd. (a)(c)	1,277,900	1,316,237
Cameron International Corp. (a)	30,688	2,011,905
Core Laboratories NV	300	31,482
Dril-Quip, Inc. (a)	546,300	29,636,775
Exterran Corp. (a)	177,500	2,421,100
FMC Technologies, Inc. (a)	460,162	11,287,774
Forbes Energy Services Ltd. (a)(b)	2,190,141	644,120
Forum Energy Technologies, Inc. (a)	413,500	4,862,760
Frank's International NV (c)	1,224,486	17,008,111
Gulfmark Offshore, Inc. Class A (a)(c)	592,417	2,126,777
Halliburton Co.	550,134	17,758,326
Hornbeck Offshore Services, Inc. (a)	4,100	35,219
McCoy Global, Inc.	1,050,250	1,614,575
National Oilwell Varco, Inc. (c)	562,162	16,454,482
Oceaneering International, Inc.	618,682	17,087,997
Oil States International, Inc. (a)	85,700	2,237,627
RigNet, Inc. (a)(c)	287,300	3,792,360
Schlumberger Ltd.	1,362,811	97,740,805
Spectrum ASA	2,102,708	5,919,718
Superior Drilling Products, Inc. (a)(b)	1,224,772	2,449,544
Tenaris SA sponsored ADR	85,200	1,842,876
Tesco Corp. (b)	2,531,938	18,331,231
TETRA Technologies, Inc. (a)	1,539,285	7,757,996
Weatherford International Ltd. (a)	1,242,666	7,953,062
		359,940,762

TOTAL ENERGY EQUIPMENT & SERVICES		414,356,006

Machinery - 0.0%
Industrial Machinery - 0.0%
Energy Recovery, Inc. (a)	21,800	158,268
Oil, Gas & Consumable Fuels - 4.4%
Coal & Consumable Fuels - 0.0%
Foresight Energy LP (c)	15,100	30,502
Oil & Gas Exploration & Production - 2.4%
Black Stone Minerals LP	353,486	4,393,831
Devon Energy Corp.	95,400	1,877,472
Encana Corp.	915,700	3,959,235
		10,230,538
Oil & Gas Storage & Transport - 2.0%
Golar LNG Ltd.	79,833	1,463,339
StealthGas, Inc. (a)(b)	2,333,989	7,258,706
		8,722,045

TOTAL OIL, GAS & CONSUMABLE FUELS		18,983,085

TOTAL COMMON STOCKS
(Cost $612,510,427)		434,463,974

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.40% (d)	563,365	563,365
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	16,618,180	16,618,180
TOTAL MONEY MARKET FUNDS
(Cost $17,181,545)		17,181,545
TOTAL INVESTMENT PORTFOLIO - 103.7%
(Cost $629,691,972)		451,645,519
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(16,270,330)
NET ASSETS - 100%		$435,375,189

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,081
Fidelity Securities Lending Cash Central Fund	230,582
Total	$241,663

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Enterprise Group, Inc.	$3,949,532	$355,875	$--	$--	$966,615
Forbes Energy Services Ltd.	2,125,731	250,064	--	--	644,120
StealthGas, Inc.	15,003,472	213,048	905,086	--	7,258,706
Superior Drilling Products, Inc.	3,836,772	309	96,117	--	2,449,544
Tesco Corp.	--	18,924,470	--	53,465	18,331,231
Vantage Drilling Co.	6,688,897	--	3,453,627	--	--
Xtreme Drilling & Coil Services Corp.	8,025,914	81,608	--	--	6,357,158
Total	$39,630,318	$19,825,374	$4,454,830	$53,465	$36,007,374

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	50.4%
Curacao	22.4%
Canada	8.6%
Bermuda	6.7%
Netherlands	3.9%
Marshall Islands	2.4%
United Kingdom	2.0%
Ireland	1.8%
Norway	1.4%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $16,708,124) — See accompanying schedule: Unaffiliated issuers (cost $534,598,823)	$398,456,600
Fidelity Central Funds (cost $17,181,545)	17,181,545
Other affiliated issuers (cost $77,911,604)	36,007,374
Total Investments (cost $629,691,972)		$451,645,519
Receivable for investments sold		861,540
Receivable for fund shares sold		499,866
Dividends receivable		1,324,621
Distributions receivable from Fidelity Central Funds		24,562
Prepaid expenses		2,148
Other receivables		23,527
Total assets		454,381,783
Liabilities
Payable for investments purchased	$1,644,532
Payable for fund shares redeemed	366,096
Accrued management fee	194,388
Other affiliated payables	109,887
Other payables and accrued expenses	73,511
Collateral on securities loaned, at value	16,618,180
Total liabilities		19,006,594
Net Assets		$435,375,189
Net Assets consist of:
Paid in capital		$628,098,720
Undistributed net investment income		66,706
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,740,715)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(178,049,522)
Net Assets, for 11,597,546 shares outstanding		$435,375,189
Net Asset Value, offering price and redemption price per share ($435,375,189 ÷ 11,597,546 shares)		$37.54

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends (including $53,465 earned from other affiliated issuers)		$10,044,808
Income from Fidelity Central Funds		241,663
Total income		10,286,471
Expenses
Management fee	$3,235,310
Transfer agent fees	1,393,967
Accounting and security lending fees	220,542
Custodian fees and expenses	34,230
Independent trustees' compensation	11,028
Registration fees	43,650
Audit	48,063
Legal	7,620
Interest	1,771
Miscellaneous	10,506
Total expenses before reductions	5,006,687
Expense reductions	(186,683)	4,820,004
Net investment income (loss)		5,466,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,724,067
Other affiliated issuers	(22,132,933)
Foreign currency transactions	27,247
Total net realized gain (loss)		11,618,381
Change in net unrealized appreciation (depreciation) on: Investment securities	(215,579,240)
Assets and liabilities in foreign currencies	(320)
Total change in net unrealized appreciation (depreciation)		(215,579,560)
Net gain (loss)		(203,961,179)
Net increase (decrease) in net assets resulting from operations		$(198,494,712)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,466,467	$5,553,521
Net realized gain (loss)	11,618,381	54,432,568
Change in net unrealized appreciation (depreciation)	(215,579,560)	(324,497,383)
Net increase (decrease) in net assets resulting from operations	(198,494,712)	(264,511,294)
Distributions to shareholders from net investment income	(4,585,495)	(4,379,828)
Distributions to shareholders from net realized gain	–	(101,072,498)
Total distributions	(4,585,495)	(105,452,326)
Share transactions
Proceeds from sales of shares	192,822,217	353,836,305
Reinvestment of distributions	4,345,896	100,638,770
Cost of shares redeemed	(257,558,829)	(433,748,150)
Net increase (decrease) in net assets resulting from share transactions	(60,390,716)	20,726,925
Redemption fees	43,210	60,047
Total increase (decrease) in net assets	(263,427,713)	(349,176,648)
Net Assets
Beginning of period	698,802,902	1,047,979,550
End of period (including undistributed net investment income of $66,706 and distributions in excess of net investment income of $17,766, respectively)	$435,375,189	$698,802,902
Other Information
Shares
Sold	3,908,817	4,746,273
Issued in reinvestment of distributions	97,628	1,536,295
Redeemed	(5,268,324)	(5,590,642)
Net increase (decrease)	(1,261,879)	691,926

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Energy Service Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$54.34	$86.13	$74.01	$73.01	$85.88
Income from Investment Operations
Net investment income (loss)B	.45	.45	.21	–C	(.09)
Net realized and unrealized gain (loss)	(16.85)	(23.10)	12.09	1.00	(12.79)
Total from investment operations	(16.40)	(22.65)	12.30	1.00	(12.88)
Distributions from net investment income	(.40)	(.39)	(.18)	–	–
Distributions from net realized gain	–	(8.75)	–	–	–
Total distributions	(.40)	(9.14)	(.18)	–	–
Redemption fees added to paid in capitalB	–C	–C	–C	–C	.01
Net asset value, end of period	$37.54	$54.34	$86.13	$74.01	$73.01
Total ReturnD	(30.30)%	(27.82)%	16.62%	1.37%	(14.99)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.79%	.80%	.82%	.82%
Expenses net of fee waivers, if any	.84%	.79%	.80%	.82%	.82%
Expenses net of all reductions	.81%	.79%	.80%	.81%	.81%
Net investment income (loss)	.92%	.56%	.26%	.01%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$435,375	$698,803	$1,047,980	$1,236,403	$1,382,288
Portfolio turnover rateG	58%	55%	34%	49%	74%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	(43.29)%	(12.16)%	(4.77)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$6,134	Natural Gas Portfolio
$18,666	S&P 500® Index

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Ted Davis:  For the year, the fund returned -43.29%, trailing the -35.59% return of its industry benchmark, the S&P® Custom Natural Gas Index. It also lagged the S&P 500® index. Natural gas stocks were hurt by the continued collapse of energy prices, as persistent oversupply and weak demand sent crude oil to its lowest price in nearly 13 years. The spot price of natural gas also fell for the period, hitting its lowest mark in more than two decades along the way. Relative to the S&P® industry benchmark, both stock selection and industry allocation detracted from fund performance, especially in the oil & gas exploration & production (E&P) subindustry, which was highly correlated to weak commodity prices. Here, Devon Energy, Encana, Marathon Oil and new holding Whiting Petroleum were among the fund's biggest detractors. An underweighting in the strong-performing gas utilities segment also detracted, along with the fund's non-U.S. holdings, which were hurt by the impact of a rising dollar. On the plus side, underweighting pipeline operator Williams Companies proved additive, as the firm's share price dropped sharply on concern over the financial woes of client Chesapeake Energy. A stake in oil-field equipment maker Cameron International helped, as well, as the stock spiked in August on a merger offer from Schlumberger.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Natural Gas Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Baker Hughes, Inc.	12.1	11.3
Devon Energy Corp.	7.9	8.6
Encana Corp.	7.3	6.6
Schlumberger Ltd.	7.3	5.9
Boardwalk Pipeline Partners, LP	5.8	5.5
Marathon Oil Corp.	5.0	4.3
Noble Energy, Inc.	4.2	0.0
Hess Corp.	3.8	4.4
Atmos Energy Corp.	3.6	4.1
Anadarko Petroleum Corp.	3.1	2.6
	60.1

Top Industries (% of fund's net assets)

As of February 29, 2016
Oil, Gas & Consumable Fuels	61.6%
Energy Equipment & Services	30.3%
Gas Utilities	6.9%
All Others*	1.2%

As of August 31, 2015
Oil, Gas & Consumable Fuels	62.6%
Energy Equipment & Services	29.6%
Gas Utilities	6.3%
All Others*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Natural Gas Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Energy Equipment & Services - 30.3%
Oil & Gas Drilling - 1.8%
Archer (a)	471,159	$144,556
Patterson-UTI Energy, Inc.	292,300	4,542,342
		4,686,898
Oil & Gas Equipment & Services - 28.5%
Baker Hughes, Inc.	720,400	30,883,548
Cameron International Corp. (a)	24,700	1,619,332
Era Group, Inc. (a)	235,900	2,174,998
Exterran Corp. (a)	246,200	3,358,168
Forum Energy Technologies, Inc. (a)	203,700	2,395,512
National Oilwell Varco, Inc.	212,900	6,231,583
Oil States International, Inc. (a)	120,100	3,135,811
Schlumberger Ltd.	260,800	18,704,576
Weatherford International Ltd. (a)	684,500	4,380,800
		72,884,328

TOTAL ENERGY EQUIPMENT & SERVICES		77,571,226

Gas Utilities - 6.9%
Gas Utilities - 6.9%
Atmos Energy Corp.	135,220	9,385,620
New Jersey Resources Corp.	72,800	2,520,336
Southwest Gas Corp.	96,000	5,856,000
		17,761,956
Oil, Gas & Consumable Fuels - 61.6%
Oil & Gas Exploration & Production - 54.7%
Advantage Oil & Gas Ltd. (a)	935,100	4,754,980
Anadarko Petroleum Corp.	207,800	7,886,010
Bellatrix Exploration Ltd. (a)(b)	146,400	167,716
Cabot Oil & Gas Corp.	99,124	1,995,366
Cimarex Energy Co.	89,600	7,529,088
Crescent Point Energy Corp. (b)	403,900	4,922,625
Crew Energy, Inc. (a)	2,862,800	6,770,850
Crown Point Energy, Inc. (a)(c)	181,658	8,056
Devon Energy Corp.	1,022,446	20,121,737
Encana Corp.	4,345,100	18,787,018
EQT Corp.	109,300	6,092,382
Gulfport Energy Corp. (a)	159,500	3,828,000
Hess Corp.	224,100	9,770,760
Lekoil Ltd. (a)(b)	5,574,900	1,163,914
Marathon Oil Corp.	1,551,900	12,741,099
Noble Energy, Inc.	366,200	10,802,900
Northern Blizzard Resources, Inc. (b)	1,838,600	4,892,062
Oasis Petroleum, Inc. (a)(b)	224,000	1,207,360
Savannah Petroleum PLC (a)	2,400,000	789,179
Southwestern Energy Co. (a)(b)	839,500	4,852,310
Surge Energy, Inc. (b)	4,169,400	6,594,616
Whiting Petroleum Corp. (a)(b)	1,071,400	4,296,314
		139,974,342
Oil & Gas Storage & Transport - 6.9%
Boardwalk Pipeline Partners, LP	1,199,200	14,894,064
Teekay Tankers Ltd.	658,400	2,706,024
		17,600,088

TOTAL OIL, GAS & CONSUMABLE FUELS		157,574,430

TOTAL COMMON STOCKS
(Cost $502,550,447)		252,907,612

Money Market Funds - 11.1%
Fidelity Cash Central Fund, 0.40% (d)	5,224,316	5,224,316
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	23,157,993	23,157,993
TOTAL MONEY MARKET FUNDS
(Cost $28,382,309)		28,382,309
TOTAL INVESTMENT PORTFOLIO - 109.9%
(Cost $530,932,756)		281,289,921
NET OTHER ASSETS (LIABILITIES) - (9.9)%		(25,299,730)
NET ASSETS - 100%		$255,990,191

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,056 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,538
Fidelity Securities Lending Cash Central Fund	359,183
Total	$373,721

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$252,907,612	$252,118,433	$--	$789,179
Money Market Funds	28,382,309	28,382,309	--	--
Total Investments in Securities:	$281,289,921	$280,500,742	$--	$789,179

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.9%
Canada	18.3%
Curacao	7.3%
Ireland	1.7%
Marshall Islands	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $21,955,158) — See accompanying schedule: Unaffiliated issuers (cost $502,550,447)	$252,907,612
Fidelity Central Funds (cost $28,382,309)	28,382,309
Total Investments (cost $530,932,756)		$281,289,921
Receivable for investments sold		4,462,390
Receivable for fund shares sold		457,188
Dividends receivable		552,683
Distributions receivable from Fidelity Central Funds		38,510
Prepaid expenses		1,410
Other receivables		17,911
Total assets		286,820,013
Liabilities
Payable for investments purchased	$7,153,122
Payable for fund shares redeemed	280,956
Accrued management fee	116,186
Other affiliated payables	71,153
Other payables and accrued expenses	50,412
Collateral on securities loaned, at value	23,157,993
Total liabilities		30,829,822
Net Assets		$255,990,191
Net Assets consist of:
Paid in capital		$937,332,548
Distributions in excess of net investment income		(2,307,905)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(429,391,706)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(249,642,746)
Net Assets, for 14,355,845 shares outstanding		$255,990,191
Net Asset Value, offering price and redemption price per share ($255,990,191 ÷ 14,355,845 shares)		$17.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,399,814
Interest		612,149
Income from Fidelity Central Funds		373,721
Total income		8,385,684
Expenses
Management fee	$2,163,552
Transfer agent fees	1,063,597
Accounting and security lending fees	158,031
Custodian fees and expenses	14,278
Independent trustees' compensation	7,114
Registration fees	45,553
Audit	43,614
Legal	5,312
Miscellaneous	8,928
Total expenses before reductions	3,509,979
Expense reductions	(34,453)	3,475,526
Net investment income (loss)		4,910,158
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(90,278,050)
Foreign currency transactions	(16,415)
Total net realized gain (loss)		(90,294,465)
Change in net unrealized appreciation (depreciation) on: Investment securities	(114,967,972)
Assets and liabilities in foreign currencies	(2,000)
Total change in net unrealized appreciation (depreciation)		(114,969,972)
Net gain (loss)		(205,264,437)
Net increase (decrease) in net assets resulting from operations		$(200,354,279)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,910,158	$7,540,116
Net realized gain (loss)	(90,294,465)	41,606,525
Change in net unrealized appreciation (depreciation)	(114,969,972)	(189,411,049)
Net increase (decrease) in net assets resulting from operations	(200,354,279)	(140,264,408)
Distributions to shareholders from net investment income	(5,529,387)	(6,843,809)
Distributions to shareholders from net realized gain	–	(835,212)
Total distributions	(5,529,387)	(7,679,021)
Share transactions
Proceeds from sales of shares	114,790,165	658,709,839
Reinvestment of distributions	5,201,186	7,250,312
Cost of shares redeemed	(188,439,341)	(828,307,919)
Net increase (decrease) in net assets resulting from share transactions	(68,447,990)	(162,347,768)
Redemption fees	37,159	61,977
Total increase (decrease) in net assets	(274,294,497)	(310,229,220)
Net Assets
Beginning of period	530,284,688	840,513,908
End of period (including distributions in excess of net investment income of $2,307,905 and distributions in excess of net investment income of $137,121, respectively)	$255,990,191	$530,284,688
Other Information
Shares
Sold	4,431,127	15,534,332
Issued in reinvestment of distributions	253,143	209,792
Redeemed	(6,872,469)	(20,662,742)
Net increase (decrease)	(2,188,199)	(4,918,618)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Natural Gas Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$32.05	$39.16	$32.86	$32.91	$36.50
Income from Investment Operations
Net investment income (loss)B	.33	.34	.35	.30	.26
Net realized and unrealized gain (loss)	(14.16)	(7.03)	6.61	(.03)C	(3.56)
Total from investment operations	(13.83)	(6.69)	6.96	.27	(3.30)
Distributions from net investment income	(.39)	(.38)	(.33)	(.27)	(.29)
Distributions from net realized gain	–	(.04)	(.32)	(.05)	–
Total distributions	(.39)	(.42)	(.66)D	(.32)	(.29)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$17.83	$32.05	$39.16	$32.86	$32.91
Total ReturnF	(43.29)%	(17.15)%	21.28%	.86%C	(9.03)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.82%	.84%	.87%	.86%
Expenses net of fee waivers, if any	.88%	.82%	.84%	.87%	.86%
Expenses net of all reductions	.88%	.82%	.84%	.86%	.86%
Net investment income (loss)	1.24%	.84%	.98%	.96%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$255,990	$530,285	$840,514	$650,073	$743,680
Portfolio turnover rateI	62%	147%J	135%	107%	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 0.75%.

 D Total distributions of $.66 per share is comprised of distributions from net investment income of $.332 and distributions from net realized gain of $.324 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	(30.22)%	(9.05)%	0.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,403	Natural Resources Portfolio
$18,666	S&P 500® Index

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager John Dowd:  For the year, the fund returned -30.22%, lagging the -28.51% return of its benchmark, the S&P® North American Natural Resources Sector Index, and falling short of the broadly based S&P 500®. It was a difficult period for natural resources, and especially energy-related stocks, which were crushed by collapsing crude oil prices. Relative to the S&P® industry index, we had excellent stock selection among oil & gas exploration & production (E&P) names, but a sizable overweighting in this weak-performing segment cooled results somewhat. A significant underweighting in the benchmark dominant integrated oil & gas subindustry also crimped results. Lastly, the fund's foreign holdings detracted, hurt by the impact of a rising dollar. Among individual stocks, underweightings in pipeline operators Kinder Morgan and Williams Companies both helped. Kinder returned -54% this period, hurt by weakening pipeline demand and a leveraged balance sheet. Shares of Williams Companies fell sharply on concern over the financial woes of client Chesapeake Energy. Williams was sold from the fund by period end. Refiner Valero Energy was another positive, as its share price was flat for the period, outperforming the benchmark. Conversely, the fund's biggest relative detractor was avoiding benchmark stalwart Exxon Mobil and underweighting Chevron, as both outperformed this period. An overweighting in Canadian E&P Encana also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Natural Resources Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	10.0	9.1
EOG Resources, Inc.	7.1	6.7
Valero Energy Corp.	6.2	5.5
Noble Energy, Inc.	4.1	3.4
Cimarex Energy Co.	4.0	4.4
Baker Hughes, Inc.	3.8	2.1
Diamondback Energy, Inc.	3.3	2.1
Hess Corp.	2.9	0.9
Newfield Exploration Co.	2.9	4.0
Pioneer Natural Resources Co.	2.8	2.2
	47.1

Top Industries (% of fund's net assets)

As of February 29, 2016
Oil, Gas & Consumable Fuels	64.8%
Energy Equipment & Services	20.9%
Containers & Packaging	6.2%
Metals & Mining	4.0%
Chemicals	2.1%
All Others*	2.0%

As of August 31, 2015
Oil, Gas & Consumable Fuels	67.8%
Energy Equipment & Services	16.8%
Containers & Packaging	7.7%
Metals & Mining	5.0%
Independent Power and Renewable Electricity Producers	1.3%
All Others*	1.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Natural Resources Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Chemicals - 2.1%
Commodity Chemicals - 1.5%
LyondellBasell Industries NV Class A	87,800	$7,042,438
Diversified Chemicals - 0.6%
Eastman Chemical Co.	40,400	2,591,660

TOTAL CHEMICALS		9,634,098

Containers & Packaging - 6.2%
Metal & Glass Containers - 2.2%
Ball Corp.	122,900	8,139,667
Berry Plastics Group, Inc. (a)	66,900	2,082,597
		10,222,264
Paper Packaging - 4.0%
Graphic Packaging Holding Co.	295,500	3,643,515
Packaging Corp. of America	81,400	3,947,900
Sealed Air Corp.	94,700	4,330,631
WestRock Co.	190,000	6,416,300
		18,338,346

TOTAL CONTAINERS & PACKAGING		28,560,610

Energy Equipment & Services - 20.9%
Oil & Gas Drilling - 0.7%
Nabors Industries Ltd.	197,400	1,413,384
Odfjell Drilling A/S (a)	701,200	426,239
Xtreme Drilling & Coil Services Corp. (a)	1,009,400	1,148,911
		2,988,534
Oil & Gas Equipment & Services - 20.2%
Baker Hughes, Inc.	411,200	17,628,144
Bristow Group, Inc.	20,600	313,326
Cameron International Corp. (a)	187,700	12,305,612
Dril-Quip, Inc. (a)	109,425	5,936,306
Frank's International NV	284,900	3,957,261
Oceaneering International, Inc.	187,200	5,170,464
Schlumberger Ltd.	647,292	46,423,782
Tesco Corp.	145,700	1,054,868
Total Energy Services, Inc.	84,100	817,380
		93,607,143

TOTAL ENERGY EQUIPMENT & SERVICES		96,595,677

Independent Power and Renewable Electricity Producers - 1.0%
Independent Power Producers & Energy Traders - 0.2%
NRG Yield, Inc. Class C (b)	69,800	912,286
Renewable Electricity - 0.8%
NextEra Energy Partners LP	148,000	3,839,120

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		4,751,406

Metals & Mining - 4.0%
Gold - 4.0%
B2Gold Corp. (a)	784,500	875,532
Franco-Nevada Corp.	105,400	6,290,503
Randgold Resources Ltd. sponsored ADR	125,580	11,459,175
		18,625,210
Oil, Gas & Consumable Fuels - 64.8%
Coal & Consumable Fuels - 0.2%
CONSOL Energy, Inc. (b)	113,700	981,231
Integrated Oil & Gas - 1.2%
Chevron Corp.	13,200	1,101,408
Occidental Petroleum Corp.	65,800	4,528,356
		5,629,764
Oil & Gas Exploration & Production - 46.6%
Anadarko Petroleum Corp.	311,300	11,813,835
Apache Corp.	170,200	6,515,256
Bankers Petroleum Ltd. (a)	411,800	276,968
Black Stone Minerals LP	60,258	749,007
Cabot Oil & Gas Corp.	275,100	5,537,763
California Resources Corp.	6,185	3,477
Canadian Natural Resources Ltd.	351,300	7,342,767
Carrizo Oil & Gas, Inc. (a)(b)	99,800	2,145,700
Cimarex Energy Co.	222,800	18,721,884
Concho Resources, Inc. (a)	131,100	11,830,464
ConocoPhillips Co.	189,100	6,397,253
Continental Resources, Inc. (a)(b)	76,300	1,768,634
Diamondback Energy, Inc.	217,000	15,461,250
EOG Resources, Inc.	504,600	32,667,804
Evolution Petroleum Corp.	78,400	338,688
Gran Tierra Energy, Inc. (Canada) (a)	259,200	613,038
Gulfport Energy Corp. (a)	64,050	1,537,200
Hess Corp.	313,000	13,646,800
Memorial Resource Development Corp. (a)	467,700	4,522,659
Murphy Oil Corp.	58,900	1,011,902
Newfield Exploration Co. (a)	488,500	13,301,855
Noble Energy, Inc.	646,700	19,077,650
Parsley Energy, Inc. Class A (a)	221,500	4,071,170
PDC Energy, Inc. (a)	246,000	12,327,060
Pioneer Natural Resources Co.	108,400	13,065,452
Rice Energy, Inc. (a)	95,500	874,780
RSP Permian, Inc. (a)	148,300	3,545,853
Seven Generations Energy Ltd. (a)	279,100	3,203,565
Synergy Resources Corp. (a)(b)	467,600	2,922,500
TAG Oil Ltd. (a)	615,100	259,133
		215,551,367
Oil & Gas Refining & Marketing - 8.1%
Keyera Corp. (b)	161,700	4,482,902
Valero Energy Corp.	481,400	28,922,512
Western Refining, Inc.	54,600	1,456,182
World Fuel Services Corp.	59,900	2,803,919
		37,665,515
Oil & Gas Storage & Transport - 8.7%
Cheniere Energy Partners LP Holdings LLC	125,500	2,104,635
Cheniere Energy, Inc. (a)	87,300	3,120,975
Columbia Pipeline Group, Inc.	163,200	2,962,080
Enterprise Products Partners LP	150,500	3,517,185
Gener8 Maritime, Inc. (a)	59,600	370,116
Golar LNG Ltd. (b)	167,000	3,061,110
Kinder Morgan, Inc.	704,400	12,742,596
Magellan Midstream Partners LP	67,200	4,541,376
Phillips 66 Partners LP	32,300	1,946,721
Plains All American Pipeline LP	71,500	1,531,530
Rice Midstream Partners LP	92,500	1,225,625
Shell Midstream Partners LP	87,700	3,117,735
		40,241,684

TOTAL OIL, GAS & CONSUMABLE FUELS		300,069,561

Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Equipment - 0.3%
SolarEdge Technologies, Inc.	60,100	1,470,647
TOTAL COMMON STOCKS
(Cost $526,275,001)		459,707,209

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.40% (c)	3,240,456	3,240,456
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	13,081,890	13,081,890
TOTAL MONEY MARKET FUNDS
(Cost $16,322,346)		16,322,346
TOTAL INVESTMENT PORTFOLIO - 102.8%
(Cost $542,597,347)		476,029,555
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(13,160,233)
NET ASSETS - 100%		$462,869,322

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,913
Fidelity Securities Lending Cash Central Fund	119,114
Total	$127,027

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.3%
Curacao	10.0%
Canada	5.7%
Bailiwick of Jersey	2.5%
Netherlands	2.3%
Bermuda	1.1%
Others (Individually Less Than 1%)	0.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $13,043,948) — See accompanying schedule: Unaffiliated issuers (cost $526,275,001)	$459,707,209
Fidelity Central Funds (cost $16,322,346)	16,322,346
Total Investments (cost $542,597,347)		$476,029,555
Receivable for investments sold		2,588,992
Receivable for fund shares sold		690,236
Dividends receivable		918,856
Distributions receivable from Fidelity Central Funds		15,303
Prepaid expenses		2,205
Other receivables		25,557
Total assets		480,270,704
Liabilities
Payable for investments purchased	$3,206,086
Payable for fund shares redeemed	719,451
Accrued management fee	209,356
Other affiliated payables	128,350
Other payables and accrued expenses	56,249
Collateral on securities loaned, at value	13,081,890
Total liabilities		17,401,382
Net Assets		$462,869,322
Net Assets consist of:
Paid in capital		$726,221,376
Distributions in excess of net investment income		(178,509)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(196,605,931)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(66,567,614)
Net Assets, for 21,229,802 shares outstanding		$462,869,322
Net Asset Value, offering price and redemption price per share ($462,869,322 ÷ 21,229,802 shares)		$21.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$9,268,006
Income from Fidelity Central Funds		127,027
Total income		9,395,033
Expenses
Management fee	$3,411,829
Transfer agent fees	1,599,244
Accounting and security lending fees	230,840
Custodian fees and expenses	22,875
Independent trustees' compensation	11,738
Registration fees	33,925
Audit	46,598
Legal	7,632
Miscellaneous	9,807
Total expenses before reductions	5,374,488
Expense reductions	(85,148)	5,289,340
Net investment income (loss)		4,105,693
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(160,436,248)
Foreign currency transactions	54,582
Total net realized gain (loss)		(160,381,666)
Change in net unrealized appreciation (depreciation) on: Investment securities	(56,067,142)
Assets and liabilities in foreign currencies	151
Total change in net unrealized appreciation (depreciation)		(56,066,991)
Net gain (loss)		(216,448,657)
Net increase (decrease) in net assets resulting from operations		$(212,342,964)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,105,693	$5,084,685
Net realized gain (loss)	(160,381,666)	12,413,402
Change in net unrealized appreciation (depreciation)	(56,066,991)	(119,536,233)
Net increase (decrease) in net assets resulting from operations	(212,342,964)	(102,038,146)
Distributions to shareholders from net investment income	(3,939,288)	(3,492,100)
Distributions to shareholders from net realized gain	–	(43,304,505)
Total distributions	(3,939,288)	(46,796,605)
Share transactions
Proceeds from sales of shares	117,724,498	224,332,908
Reinvestment of distributions	3,714,770	44,616,027
Cost of shares redeemed	(203,387,401)	(308,452,835)
Net increase (decrease) in net assets resulting from share transactions	(81,948,133)	(39,503,900)
Redemption fees	21,844	22,379
Total increase (decrease) in net assets	(298,208,541)	(188,316,272)
Net Assets
Beginning of period	761,077,863	949,394,135
End of period (including distributions in excess of net investment income of $178,509 and distributions in excess of net investment income of $15,782, respectively)	$462,869,322	$761,077,863
Other Information
Shares
Sold	4,300,582	6,084,348
Issued in reinvestment of distributions	161,442	1,408,837
Redeemed	(7,401,435)	(8,407,605)
Net increase (decrease)	(2,939,411)	(914,420)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Natural Resources Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$31.49	$37.85	$34.10	$35.36	$39.07
Income from Investment Operations
Net investment income (loss)B	.18	.21	.20	.28	.20
Net realized and unrealized gain (loss)	(9.69)	(4.55)	4.52	(1.45)	(3.59)
Total from investment operations	(9.51)	(4.34)	4.72	(1.17)	(3.39)
Distributions from net investment income	(.18)	(.15)	(.10)	(.09)	(.26)
Distributions from net realized gain	–	(1.87)	(.88)	–	(.06)
Total distributions	(.18)	(2.02)	(.97)C	(.09)	(.32)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$21.80	$31.49	$37.85	$34.10	$35.36
Total ReturnE	(30.22)%	(11.45)%	13.97%	(3.30)%	(8.63)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.86%	.82%	.84%	.86%	.84%
Expenses net of fee waivers, if any	.86%	.82%	.84%	.85%	.84%
Expenses net of all reductions	.85%	.82%	.83%	.84%	.84%
Net investment income (loss)	.66%	.55%	.54%	.89%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$462,869	$761,078	$949,394	$1,054,528	$1,430,581
Portfolio turnover rateH	78%	87%	99%	76%	88%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.877 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Energy Portfolio	$2,198,910,617	$118,750,950	$(365,856,145)	$(247,105,195)
Energy Service Portfolio	634,809,420	52,046,342	(235,210,243)	(183,163,901)
Natural Gas Portfolio	534,805,409	5,085,029	(258,600,517)	(253,515,488)
Natural Resources Portfolio	561,601,988	27,921,442	(113,493,875)	(85,572,433)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$5,354,640	$(352,034,708)	$(247,104,945)
Energy Service Portfolio	88,562	(9,623,267)	(183,166,970)
Natural Gas Portfolio	804,955	(425,910,532)	(253,515,399)
Natural Resources Portfolio	2,241,193	(179,672,394)	(85,572,255)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Natural Gas Portfolio	$(60,545,261)	$(215,752,708)	$(276,297,969)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Energy Portfolio	$(228,355,906)	$(123,678,802)	$(352,034,708)	$(352,034,708)
Energy Service Portfolio	(9,623,267)	(–)	(9,623,267)	(9,623,267)
Natural Gas Portfolio	(84,706,662)	(64,905,901)	(149,612,563)	(425,910,532)
Natural Resources Portfolio	(83,072,909)	(96,599,485)	(179,672,394)	(179,672,394)

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$19,169,416	$3,157,395	$22,326,811
Energy Service Portfolio	4,585,495	–	4,585,495
Natural Gas Portfolio	5,529,387	–	5,529,387
Natural Resources Portfolio	3,939,288	–	3,939,288

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$18,840,374	$163,093,871	$181,934,245
Energy Service Portfolio	4,379,828	101,072,498	105,452,326
Natural Gas Portfolio	7,679,021	–	7,679,021
Natural Resources Portfolio	8,283,443	38,513,162	46,796,605

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	2,005,707,912	1,580,074,590
Energy Service Portfolio	340,984,275	376,651,444
Natural Gas Portfolio	242,454,752	298,900,892
Natural Resources Portfolio	484,659,952	565,933,564

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.25%	.55%
Energy Service Portfolio	.30%	.25%	.55%
Natural Gas Portfolio	.30%	.25%	.55%
Natural Resources Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.21%
Energy Service Portfolio	.24%
Natural Gas Portfolio	.27%
Natural Resources Portfolio	.26%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$39,269
Energy Service Portfolio	16,051
Natural Gas Portfolio	9,446
Natural Resources Portfolio	10,213

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$5,947,000.37%		$428
Energy Service Portfolio	Borrower	$3,484,231.36%		$913

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$2,948
Energy Service Portfolio	913
Natural Gas Portfolio	649
Natural Resources Portfolio	969

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Energy Portfolio	$206,517
Energy Service Portfolio	230,582
Natural Gas Portfolio	359,183
Natural Resources Portfolio	119,114

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Service Portfolio	$3,490,929.63%		$858

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$181,523	$77
Energy Service Portfolio	157,971	–
Natural Gas Portfolio	13,838	–
Natural Resources Portfolio	58,386	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Energy Portfolio	$65,908
Energy Service Portfolio	28,712
Natural Gas Portfolio	20,615
Natural Resources Portfolio	26,762

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual fund managed by the investment adviser or its affiliates was the owner of record of 10% or more of the total outstanding shares of the following Fund:

Strategic Advisers Core Fund
Energy Portfolio	10%

Mutual Funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Fund:

% of Shares held
Energy Portfolio	30%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Energy Portfolio	.80%
Actual		$1,000.00	$839.50	$3.66
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Energy Service Portfolio	.86%
Actual		$1,000.00	$784.80	$3.82
Hypothetical-C		$1,000.00	$1,020.59	$4.32
Natural Gas Portfolio	.91%
Actual		$1,000.00	$710.30	$3.87
Hypothetical-C		$1,000.00	$1,020.34	$4.57
Natural Resources Portfolio	.88%
Actual		$1,000.00	$820.50	$3.98
Hypothetical-C		$1,000.00	$1,020.49	$4.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Energy Portfolio	04/11/16	04/08/16	$0.039	$0.053
Select Energy Service Portfolio	04/11/16	04/08/16	$0.009	$0.000
Select Natural Gas Portfolio	04/11/16	04/08/16	$0.029	$0.027
Select Natural Resources Portfolio	04/11/16	04/08/16	$0.008	$0.081

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

Select Energy Portfolio
April 10th, 2015	100%
December 18th, 2015	100%
Select Energy Service Portfolio
December 4th, 2015	78%
December 28th, 2015	78%
Select Natural Gas Portfolio
April 10th, 2015	100%
December 18th, 2015	89%
December 28th, 2015	89%
Select Natural Resources Portfolio
December 18th, 2015	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Select Energy Portfolio
April 10th, 2015	100%
December 18th, 2015	100%
Select Energy Service Portfolio
December 4th, 2015	100%
December 28th, 2015	100%
Select Natural Gas Portfolio
April 10th, 2015	100%
December 18th, 2015	100%
December 28th, 2015	100%
Select Natural Resources Portfolio
December 18th, 2015	100%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Energy Service Portfolio and Natural Gas Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it has taken and is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELNR-ANN-0416
1.813649.111

Fidelity® Select Portfolios® Utilities Sector Utilities Portfolio Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	(4.19)%	9.68%	6.69%

 Prior to October 1, 2006, the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,112	Utilities Portfolio
$18,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Douglas Simmons:  For the year, the fund returned -4.19%, significantly lagging the 5.54% gain of the sector benchmark MSCI U.S. IMI Utilities 25/50 Index, but outperforming the broad-based S&P 500®. Following an early-2015 correction, utilities stocks stagnated for much of the past 12 months, as investors showed a strong preference for growth-oriented stocks. A combination of unfavorable stock picks and industry allocations caused the fund’s underperformance of the MSCI index. An overweighting in the independent power producers & energy traders segment – led by the fund’s sizable positions in Calpine, Dynegy and NRG Energy – hampered relative performance most. I believed this group would see price advantages due to limited supply, based partly on the reduced number of coal-fired power plants amid new environmental regulations. We experienced one of the mildest winters on record, however, which resulted in reduced power prices and lower returns for these stocks, dampening the short-term outlook for the group. On the upside, our top individual contributor was Florida-based NextEra Energy, the fund’s largest holding. The company’s regulated business operations helped stabilize NextEra’s revenue and cash flow, which proved appealing to defensive investors during the volatile period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	15.9	16.0
Exelon Corp.	11.4	13.3
Sempra Energy	10.7	10.6
Dominion Resources, Inc.	7.7	9.3
PG&E Corp.	4.9	4.7
Avangrid, Inc.	4.5	0.0
Edison International	4.2	4.9
DTE Energy Co.	4.1	2.8
PPL Corp.	4.0	4.9
FirstEnergy Corp.	3.5	3.0
	70.9

Top Industries (% of fund's net assets)

As of February 29, 2016
Electric Utilities	43.5%
Multi-Utilities	36.6%
Independent Power and Renewable Electricity Producers	7.3%
Media	3.3%
Real Estate Investment Trusts	1.8%
All Others*	7.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Electric Utilities	47.7%
Multi-Utilities	31.4%
Independent Power and Renewable Electricity Producers	10.8%
Diversified Telecommunication Services	3.2%
Real Estate Investment Trusts	2.9%
All Others*	4.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Diversified Telecommunication Services - 1.2%
Integrated Telecommunication Services - 1.2%
AT&T, Inc.	260,700	$9,632,865
Electric Utilities - 43.5%
Electric Utilities - 43.5%
Edison International	493,112	33,610,514
Exelon Corp.	2,927,372	92,182,944
FirstEnergy Corp.	853,800	28,576,686
ITC Holdings Corp.	431,949	17,550,088
NextEra Energy, Inc.	1,141,885	128,827,465
OGE Energy Corp.	330,485	8,222,467
PNM Resources, Inc.	328,466	10,484,635
PPL Corp.	918,842	32,150,282
		351,605,081
Independent Power and Renewable Electricity Producers - 7.3%
Independent Power Producers & Energy Traders - 5.3%
Calpine Corp. (a)	1,862,587	23,394,093
Dynegy, Inc. (a)	747,737	7,537,189
NRG Energy, Inc.	461,555	4,975,563
NRG Yield, Inc. Class C (b)	420,070	5,490,315
The AES Corp.	138,700	1,359,260
		42,756,420
Renewable Electricity - 2.0%
NextEra Energy Partners LP	435,700	11,302,058
Pattern Energy Group, Inc. (b)	286,200	4,859,676
		16,161,734

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		58,918,154

Media - 3.3%
Cable & Satellite - 3.3%
Comcast Corp. Class A	463,900	26,780,947
Multi-Utilities - 36.6%
Multi-Utilities - 36.6%
Avangrid, Inc.	933,200	36,198,828
Black Hills Corp. (b)	193,350	10,829,534
CenterPoint Energy, Inc.	371,400	6,919,182
Dominion Resources, Inc.	894,312	62,530,295
DTE Energy Co.	398,870	33,552,944
NiSource, Inc.	941,423	20,221,766
PG&E Corp.	692,337	39,276,278
Sempra Energy	898,251	86,690,204
		296,219,031
Oil, Gas & Consumable Fuels - 1.1%
Oil & Gas Storage & Transport - 1.1%
Cheniere Energy Partners LP Holdings LLC	325,042	5,450,954
Cheniere Energy, Inc. (a)	89,200	3,188,900
		8,639,854
Real Estate Investment Trusts - 1.8%
Specialized REITs - 1.8%
Crown Castle International Corp.	167,300	14,471,450
Semiconductors & Semiconductor Equipment - 1.8%
Semiconductors - 1.8%
First Solar, Inc. (a)	201,000	14,445,870
TOTAL COMMON STOCKS
(Cost $718,351,064)		780,713,252

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.40% (c)	32,042,288	32,042,288
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	15,409,288	15,409,288
TOTAL MONEY MARKET FUNDS
(Cost $47,451,576)		47,451,576
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $765,802,640)		828,164,828
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(19,930,019)
NET ASSETS - 100%		$808,234,809

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$25,807
Fidelity Securities Lending Cash Central Fund	38,198
Total	$64,005

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $15,448,034) — See accompanying schedule: Unaffiliated issuers (cost $718,351,064)	$780,713,252
Fidelity Central Funds (cost $47,451,576)	47,451,576
Total Investments (cost $765,802,640)		$828,164,828
Receivable for fund shares sold		4,543,575
Dividends receivable		2,491,830
Distributions receivable from Fidelity Central Funds		18,162
Prepaid expenses		2,497
Other receivables		11,446
Total assets		835,232,338
Liabilities
Payable for investments purchased	$10,283,554
Payable for fund shares redeemed	786,983
Accrued management fee	349,467
Other affiliated payables	132,010
Other payables and accrued expenses	36,227
Collateral on securities loaned, at value	15,409,288
Total liabilities		26,997,529
Net Assets		$808,234,809
Net Assets consist of:
Paid in capital		$769,526,046
Undistributed net investment income		465,990
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,119,415)
Net unrealized appreciation (depreciation) on investments		62,362,188
Net Assets, for 12,084,715 shares outstanding		$808,234,809
Net Asset Value, offering price and redemption price per share ($808,234,809 ÷ 12,084,715 shares)		$66.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$21,331,160
Interest		9
Income from Fidelity Central Funds		64,005
Total income		21,395,174
Expenses
Management fee	$4,147,069
Transfer agent fees	1,461,857
Accounting and security lending fees	266,050
Custodian fees and expenses	12,301
Independent trustees' compensation	14,212
Registration fees	56,382
Audit	43,806
Legal	9,503
Interest	749
Miscellaneous	9,789
Total expenses before reductions	6,021,718
Expense reductions	(117,369)	5,904,349
Net investment income (loss)		15,490,825
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,238,778)
Foreign currency transactions	6,800
Total net realized gain (loss)		(17,231,978)
Change in net unrealized appreciation (depreciation) on investment securities		(35,538,823)
Net gain (loss)		(52,770,801)
Net increase (decrease) in net assets resulting from operations		$(37,279,976)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,490,825	$17,788,106
Net realized gain (loss)	(17,231,978)	58,182,417
Change in net unrealized appreciation (depreciation)	(35,538,823)	6,622,534
Net increase (decrease) in net assets resulting from operations	(37,279,976)	82,593,057
Distributions to shareholders from net investment income	(16,976,039)	(14,727,703)
Distributions to shareholders from net realized gain	(15,323,860)	(53,286,789)
Total distributions	(32,299,899)	(68,014,492)
Share transactions
Proceeds from sales of shares	267,435,100	882,547,504
Reinvestment of distributions	30,970,351	65,214,543
Cost of shares redeemed	(409,036,642)	(669,930,558)
Net increase (decrease) in net assets resulting from share transactions	(110,631,191)	277,831,489
Redemption fees	19,963	83,359
Total increase (decrease) in net assets	(180,191,103)	292,493,413
Net Assets
Beginning of period	988,425,912	695,932,499
End of period (including undistributed net investment income of $465,990 and undistributed net investment income of $3,403,986, respectively)	$808,234,809	$988,425,912
Other Information
Shares
Sold	4,003,368	11,876,954
Issued in reinvestment of distributions	462,133	894,827
Redeemed	(5,948,943)	(9,055,975)
Net increase (decrease)	(1,483,442)	3,715,806

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Utilities Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$72.85	$70.64	$61.04	$52.56	$50.28
Income from Investment Operations
Net investment income (loss)B	1.39	1.41	1.49	1.41	1.43
Net realized and unrealized gain (loss)	(4.49)	6.40	9.80	7.70	1.99
Total from investment operations	(3.10)	7.81	11.29	9.11	3.42
Distributions from net investment income	(1.60)	(1.20)	(1.07)	(.63)	(1.14)
Distributions from net realized gain	(1.27)	(4.42)	(.62)	–	–
Total distributions	(2.87)	(5.61)C	(1.69)	(.63)	(1.14)
Redemption fees added to paid in capitalB	–D	.01	–D	–D	–D
Net asset value, end of period	$66.88	$72.85	$70.64	$61.04	$52.56
Total ReturnE	(4.19)%	11.22%	18.71%	17.46%	6.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.80%	.82%	.83%	.86%
Expenses net of fee waivers, if any	.79%	.80%	.82%	.83%	.86%
Expenses net of all reductions	.78%	.80%	.80%	.79%	.84%
Net investment income (loss)	2.05%	1.89%	2.28%	2.49%	2.78%
Supplemental Data
Net assets, end of period (000 omitted)	$808,235	$988,426	$695,932	$532,382	$518,969
Portfolio turnover rateH	74%	129%I	160%	158%	202%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.61 per share is comprised of distributions from net investment income of $1.199 and distributions from net realized gain of $4.415 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amounts do not include the activity of the Underlying Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gainare recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and capital loss carry forwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$93,001,189
Gross unrealized depreciation	(35,211,173)
Net unrealized appreciation (depreciation) on securities	$57,790,016
Tax Cost	$770,374,812

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$466,592
Capital loss carryforward	$(19,547,244)
Net unrealized appreciation (depreciation) on securities and other investments	$57,790,016

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(19,547,244)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$20,537,132	$ 33,469,958
Long-term Capital Gains	11,762,767	34,544,534
Total	$32,299,899	$ 68,014,492

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $556,743,004 and $682,704,888, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,187 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,393,417.35%		$749

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,200 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $38,198.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93,825 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $23,544.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owner of record, in the aggregate, of approximately 25% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Utilities Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.79%	$1,000.00	$1,038.00	$4.00
Hypothetical-C		$1,000.00	$1,020.93	$3.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Select Utilities Portfolio voted to pay on April 11, 2016, to shareholders of record at the opening of business on April 8, 2016, a distribution of $0.019 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.059 per share from net investment income.

The fund designates 65% and 96% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 64% and 96% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Utilities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELUTL-ANN-0416
1.813626.111

Fidelity® Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 29, 2016

Contents

Air Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Environment and Alternative Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Industrial Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	(9.24)%	13.57%	9.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,720	Air Transportation Portfolio
$18,666	S&P 500® Index

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Matthew Moulis:  For the year, the fund returned -9.24%, modestly outpacing the -9.72% return of the S&P® Custom Air Transportation Index. Air transportation stocks lagged the broad S&P 500® index, hampered by weak showings in aerospace & defense and air freight & logistics, which jointly averaged 61% of the industry index this period. Versus the S&P® industry index, stock picking in air freight & logistics and out-of-benchmark exposure to industrial machinery aided fund performance. At the stock level, Allegiant Travel and Alaska Air Group merit mention. Boosting Allegiant to an overweighting after the stock sold off in April proved rewarding. As for Alaska Air, I liked that the company was competing effectively with industry heavyweight Delta Air Lines at the smaller carrier’s Seattle hub, despite Delta's recent capacity additions. I sold most of this position as the stock became more richly valued. Elsewhere, the fund benefited from a non-index stake in Global Brass & Copper Holdings, a producer of specialized metal components. Conversely, stock selection in airlines weighed on results. One negative was underweighting and ultimately selling most of our position in Dublin-based Ryanair Holdings, the fund’s biggest relative detractor. Despite various headwinds, this index name returned about 31%. Ryanair was partly responsible for the negative impact of foreign holdings on the fund’s results, against the backdrop of a somewhat stronger dollar versus the euro. Not owning strong-performing index component JetBlue earlier in the period also worked against us. I made this stock one of the fund’s largest individual overweightings by period end. I’ll also mention Park-Ohio Holdings, which has both a manufacturing and a supply-chain business. Although the latter held up well, the manufacturing business had some oil and gas exposure that hurt the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Air Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Delta Air Lines, Inc.	9.1	5.1
Southwest Airlines Co.	8.0	6.7
United Parcel Service, Inc. Class B	7.2	10.1
American Airlines Group, Inc.	6.5	7.4
The Boeing Co.	6.2	9.0
C.H. Robinson Worldwide, Inc.	5.9	3.6
Spirit AeroSystems Holdings, Inc. Class A	5.4	2.6
United Continental Holdings, Inc.	5.1	3.8
JetBlue Airways Corp.	4.9	0.0
FedEx Corp.	4.5	4.1
	62.8

Top Industries (% of fund's net assets)

As of February 29, 2016
Airlines	47.4%
Aerospace & Defense	26.2%
Air Freight & Logistics	22.3%
Machinery	0.5%
Transportation Infrastructure	0.4%
All Others*	3.2%

As of August 31, 2015
Airlines	40.6%
Aerospace & Defense	32.2%
Air Freight & Logistics	21.1%
Machinery	1.3%
Transportation Infrastructure	0.8%
All Others*	4.0%

* Includes short-term investments and net other assets (liabilities).  Percentages shown as 0.0% may reflect amounts less than 0.05%.

Air Transportation Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Aerospace & Defense - 25.8%
Aerospace & Defense - 25.8%
BE Aerospace, Inc.	286,500	$12,497,130
Bombardier, Inc. Class B (sub. vtg.) (a)	1,197,700	938,331
L-3 Communications Holdings, Inc.	13,600	1,595,416
Moog, Inc. Class A (a)	146,303	6,317,364
Rockwell Collins, Inc.	68,900	6,033,573
Spirit AeroSystems Holdings, Inc. Class A (a)	381,100	17,530,600
Textron, Inc.	350,400	11,966,160
The Boeing Co.	171,300	20,244,234
TransDigm Group, Inc. (a)	6,100	1,302,838
Triumph Group, Inc.	189,500	5,772,170
		84,197,816
Air Freight & Logistics - 22.3%
Air Freight & Logistics - 22.3%
Atlas Air Worldwide Holdings, Inc. (a)	136,800	4,953,528
C.H. Robinson Worldwide, Inc.	277,100	19,349,893
Expeditors International of Washington, Inc.	67,400	3,085,572
FedEx Corp.	107,800	14,755,664
Forward Air Corp.	12,100	492,712
Hub Group, Inc. Class A (a)	57,078	2,107,320
Park-Ohio Holdings Corp.	158,504	4,660,018
United Parcel Service, Inc. Class B	241,300	23,297,515
		72,702,222
Airlines - 47.4%
Airlines - 47.4%
Air Canada (a)	598,400	3,193,236
Alaska Air Group, Inc.	54,700	4,042,330
Allegiant Travel Co.	34,800	5,703,024
American Airlines Group, Inc.	518,400	21,254,400
Chorus Aviation, Inc.	1,234,246	5,418,641
Dart Group PLC	5,286	41,900
Delta Air Lines, Inc.	616,202	29,725,583
Hawaiian Holdings, Inc. (a)	175,700	7,558,614
JetBlue Airways Corp. (a)	720,500	15,851,000
Republic Airways Holdings, Inc. (a)(b)	235,000	148,027
Ryanair Holdings PLC sponsored ADR	14,700	1,222,599
SkyWest, Inc.	203,482	3,672,850
Southwest Airlines Co.	617,300	25,895,735
Spirit Airlines, Inc. (a)	192,700	9,201,425
United Continental Holdings, Inc. (a)	287,585	16,467,117
WestJet Airlines Ltd.	364,800	4,812,772
		154,209,253
Machinery - 0.5%
Industrial Machinery - 0.5%
Global Brass & Copper Holdings, Inc.	71,887	1,584,389
Transportation Infrastructure - 0.4%
Airport Services - 0.4%
Wesco Aircraft Holdings, Inc. (a)	94,300	1,206,097
TOTAL COMMON STOCKS
(Cost $271,768,246)		313,899,777

Nonconvertible Preferred Stocks - 0.4%
Aerospace & Defense - 0.4%
Aerospace & Defense - 0.4%
Embraer SA sponsored ADR
(Cost $1,378,575)	44,100	1,321,677

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.40% (c)	13,319,769	13,319,769
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	176,200	176,200
TOTAL MONEY MARKET FUNDS
(Cost $13,495,969)		13,495,969
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $286,642,790)		328,717,423
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(3,087,278)
NET ASSETS - 100%		$325,630,145

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,582
Fidelity Securities Lending Cash Central Fund	16,086
Total	$32,668

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $110,988) — See accompanying schedule: Unaffiliated issuers (cost $273,146,821)	$315,221,454
Fidelity Central Funds (cost $13,495,969)	13,495,969
Total Investments (cost $286,642,790)		$328,717,423
Receivable for fund shares sold		747,237
Dividends receivable		600,939
Distributions receivable from Fidelity Central Funds		3,102
Prepaid expenses		1,336
Other receivables		422
Total assets		330,070,459
Liabilities
Payable for investments purchased	$3,535,166
Payable for fund shares redeemed	476,862
Accrued management fee	142,970
Other affiliated payables	74,348
Other payables and accrued expenses	34,768
Collateral on securities loaned, at value	176,200
Total liabilities		4,440,314
Net Assets		$325,630,145
Net Assets consist of:
Paid in capital		$294,236,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,680,931)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,074,659
Net Assets, for 5,373,077 shares outstanding		$325,630,145
Net Asset Value, offering price and redemption price per share ($325,630,145 ÷ 5,373,077 shares)		$60.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$4,650,032
Interest		34
Income from Fidelity Central Funds		32,668
Total income		4,682,734
Expenses
Management fee	$2,342,879
Transfer agent fees	922,044
Accounting and security lending fees	165,211
Custodian fees and expenses	16,216
Independent trustees' compensation	8,471
Registration fees	63,911
Audit	45,094
Legal	5,846
Interest	191
Miscellaneous	4,581
Total expenses before reductions	3,574,444
Expense reductions	(36,730)	3,537,714
Net investment income (loss)		1,145,020
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,507,591
Foreign currency transactions	12,108
Total net realized gain (loss)		30,519,699
Change in net unrealized appreciation (depreciation) on: Investment securities	(74,887,462)
Assets and liabilities in foreign currencies	(112)
Total change in net unrealized appreciation (depreciation)		(74,887,574)
Net gain (loss)		(44,367,875)
Net increase (decrease) in net assets resulting from operations		$(43,222,855)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,145,020	$1,402,538
Net realized gain (loss)	30,519,699	48,127,659
Change in net unrealized appreciation (depreciation)	(74,887,574)	37,709,013
Net increase (decrease) in net assets resulting from operations	(43,222,855)	87,239,210
Distributions to shareholders from net investment income	(1,079,296)	(630,886)
Distributions to shareholders from net realized gain	(32,093,843)	(8,759,130)
Total distributions	(33,173,139)	(9,390,016)
Share transactions
Proceeds from sales of shares	137,284,032	756,163,010
Reinvestment of distributions	31,915,068	9,070,010
Cost of shares redeemed	(483,119,513)	(478,208,807)
Net increase (decrease) in net assets resulting from share transactions	(313,920,413)	287,024,213
Redemption fees	21,121	92,355
Total increase (decrease) in net assets	(390,295,286)	364,965,762
Net Assets
Beginning of period	715,925,431	350,959,669
End of period (including undistributed net investment income of $0 and $404,199, respectively)	$325,630,145	$715,925,431
Other Information
Shares
Sold	1,988,815	11,025,387
Issued in reinvestment of distributions	510,043	130,079
Redeemed	(6,920,418)	(7,112,132)
Net increase (decrease)	(4,421,560)	4,043,334

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Air Transportation Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$73.09	$61.02	$43.97	$38.12	$43.05
Income from Investment Operations
Net investment income (loss)B	.18	.20C	.12	.21D	.05
Net realized and unrealized gain (loss)	(6.82)	13.09	18.28	6.44	.46
Total from investment operations	(6.64)	13.29	18.40	6.65	.51
Distributions from net investment income	(.17)	(.08)	(.06)	(.15)	(.05)
Distributions from net realized gain	(5.68)	(1.14)	(1.30)	(.66)	(5.39)
Total distributions	(5.85)	(1.23)E	(1.36)	(.80)F	(5.44)
Redemption fees added to paid in capitalB	–G	.01	.01	–G	–G
Net asset value, end of period	$60.60	$73.09	$61.02	$43.97	$38.12
Total ReturnH	(9.24)%	21.93%	42.26%	17.62%	2.01%
Ratios to Average Net AssetsI,J
Expenses before reductions	.83%	.83%	.87%	.94%	.96%
Expenses net of fee waivers, if any	.83%	.83%	.87%	.94%	.96%
Expenses net of all reductions	.82%	.83%	.86%	.92%	.95%
Net investment income (loss)	.27%	.30%C	.22%	.54%D	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$325,630	$715,925	$350,960	$90,837	$72,652
Portfolio turnover rateK	97%	65%L	125%	74%	102%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

 E Total distributions of $1.23 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.144 per share.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.655 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	(11.08)%	11.11%	8.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,716	Defense and Aerospace Portfolio
$18,666	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Jonathan Siegmann:  For the year, the fund returned -11.08%, underperforming the -9.01% return of the MSCI U.S. IMI Aerospace & Defense 25/50 Index, while also lagging the more-diversified S&P 500® index. Decelerating demand in the commercial aerospace industry was a key factor holding back the MSCI index versus the S&P 500®. During the period, I brought the fund’s allocations to aerospace and defense to a more-neutral stance instead of overweighting the aerospace side, which had been the fund’s position for several years. A lighter stake in the weaker aerospace segment helped the fund outperform the MSCI index from the date I took over through period end. Versus the MSCI benchmark, stock picking in the fund’s primary category of aerospace and defense hampered its performance. A large underweighting in major defense contractor Lockheed Martin was our largest relative detractor, as this index component bucked the downward trend of our benchmark and posted an 11% gain during the period. Overweighting Esterline Technologies, which has a mix of aerospace and defense exposure, also hampered relative results. A sizable underweighting in aerospace supplier Precision Castparts, an outperforming index name that was acquired by Berkshire Hathaway during the period, worked against us as well. I’ll also mention Engility Holdings, one of the stocks I added to the portfolio. After I established an overweighted position here, the shares of this personnel outsourcing provider for the U.S. military and intelligence agencies fell significantly. Conversely, out-of-benchmark exposure to specialty chemicals added value. This was due to one stock: Cytec Industries, a manufacturer of specialty composites and other materials for aerospace and industrial customers. This stock had a nice move in July, after the company announced it had entered into a merger agreement with Brussels-based Solvay, a global chemical company. The position was liquidated at a profit by my predecessor soon after this announcement. Orbital ATK, the result of the February 2015 merger of Orbital Sciences and ATK, added the most value versus our industry benchmark. One major defense contractor in which the fund was overweighted for much of the period, Raytheon, also aided our results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: On September 30, 2015, Jonathan Siegmann was named Portfolio Manager of the fund, succeeding Douglas Scott.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	14.5	14.9
The Boeing Co.	9.5	17.5
Northrop Grumman Corp.	8.0	0.0
Honeywell International, Inc.	7.7	4.4
General Dynamics Corp.	7.2	1.5
Lockheed Martin Corp.	4.8	0.0
Rockwell Collins, Inc.	4.8	6.2
TransDigm Group, Inc.	4.5	4.8
Raytheon Co.	4.5	7.9
Huntington Ingalls Industries, Inc.	4.4	5.0
	69.9

Top Industries (% of fund's net assets)

As of February 29, 2016
Aerospace & Defense	98.4%
All Others*	1.6%

As of August 31, 2015
Aerospace & Defense	96.5%
Leisure Products	2.5%
All Others*	1.0%

* Includes short-term investments and net other assets (liabilities).  Percentages shown as 0.0% may reflect amounts less than 0.05%.

Defense and Aerospace Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Aerospace & Defense - 98.4%
Aerospace & Defense - 98.4%
Astronics Corp. (a)	237,400	$7,551,694
Astronics Corp. Class B	49,177	1,524,487
BWX Technologies, Inc.	872,800	27,842,320
Engility Holdings, Inc.	542,130	7,866,306
Esterline Technologies Corp. (a)	185,534	10,391,759
General Dynamics Corp.	466,100	63,515,447
HEICO Corp.	332,547	19,124,778
HEICO Corp. Class A	283,742	12,399,525
Hexcel Corp.	558,900	23,099,337
Honeywell International, Inc.	674,876	68,398,683
Huntington Ingalls Industries, Inc.	296,174	38,816,564
L-3 Communications Holdings, Inc.	71,420	8,378,280
Lockheed Martin Corp.	198,000	42,726,420
Moog, Inc. Class A (a)	340,358	14,696,658
Northrop Grumman Corp.	370,900	71,294,398
Orbital ATK, Inc.	359,280	30,093,293
Raytheon Co.	323,906	40,115,758
Rockwell Collins, Inc.	487,767	42,713,756
Safran SA	36,000	2,244,409
Spirit AeroSystems Holdings, Inc. Class A (a)	655,700	30,162,200
Teledyne Technologies, Inc. (a)	340,326	28,988,969
Textron, Inc.	776,631	26,521,949
The Boeing Co.	712,131	84,159,642
TransDigm Group, Inc. (a)	188,733	40,309,594
United Technologies Corp.	1,330,101	128,514,359
(Cost $686,508,838)		871,450,585

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.40% (b)
(Cost $13,286,276)	13,286,276	13,286,276
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $699,795,114)		884,736,861
NET OTHER ASSETS (LIABILITIES) - 0.1%		661,297
NET ASSETS - 100%		$885,398,158

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,041
Fidelity Securities Lending Cash Central Fund	18,583
Total	$56,624

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $686,508,838)	$871,450,585
Fidelity Central Funds (cost $13,286,276)	13,286,276
Total Investments (cost $699,795,114)		$884,736,861
Receivable for investments sold		4,018,486
Receivable for fund shares sold		942,573
Dividends receivable		2,891,717
Distributions receivable from Fidelity Central Funds		27
Prepaid expenses		3,052
Other receivables		22,355
Total assets		892,615,071
Liabilities
Payable for investments purchased	$5,357,834
Payable for fund shares redeemed	1,229,571
Accrued management fee	395,108
Other affiliated payables	174,667
Other payables and accrued expenses	59,733
Total liabilities		7,216,913
Net Assets		$885,398,158
Net Assets consist of:
Paid in capital		$694,698,230
Undistributed net investment income		2,013,132
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,746,138
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		184,940,658
Net Assets, for 8,191,705 shares outstanding		$885,398,158
Net Asset Value, offering price and redemption price per share ($885,398,158 ÷ 8,191,705 shares)		$108.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$15,485,051
Income from Fidelity Central Funds		56,624
Total income		15,541,675
Expenses
Management fee	$4,983,950
Transfer agent fees	1,771,689
Accounting and security lending fees	307,191
Custodian fees and expenses	16,697
Independent trustees' compensation	16,677
Registration fees	69,168
Audit	42,266
Legal	9,834
Interest	1,346
Miscellaneous	10,238
Total expenses before reductions	7,229,056
Expense reductions	(49,913)	7,179,143
Net investment income (loss)		8,362,532
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,010,470
Foreign currency transactions	82,115
Total net realized gain (loss)		23,092,585
Change in net unrealized appreciation (depreciation) on: Investment securities	(146,984,647)
Assets and liabilities in foreign currencies	(1,089)
Total change in net unrealized appreciation (depreciation)		(146,985,736)
Net gain (loss)		(123,893,151)
Net increase (decrease) in net assets resulting from operations		$(115,530,619)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,362,532	$7,695,832
Net realized gain (loss)	23,092,585	50,293,674
Change in net unrealized appreciation (depreciation)	(146,985,736)	37,285,780
Net increase (decrease) in net assets resulting from operations	(115,530,619)	95,275,286
Distributions to shareholders from net investment income	(7,997,911)	(6,773,084)
Distributions to shareholders from net realized gain	(49,261,334)	(49,828,078)
Total distributions	(57,259,245)	(56,601,162)
Share transactions
Proceeds from sales of shares	357,700,834	202,060,866
Reinvestment of distributions	54,856,943	54,381,038
Cost of shares redeemed	(302,562,366)	(370,380,329)
Net increase (decrease) in net assets resulting from share transactions	109,995,411	(113,938,425)
Redemption fees	36,853	26,928
Total increase (decrease) in net assets	(62,757,600)	(75,237,373)
Net Assets
Beginning of period	948,155,758	1,023,393,131
End of period (including undistributed net investment income of $2,013,132 and undistributed net investment income of $2,197,778, respectively)	$885,398,158	$948,155,758
Other Information
Shares
Sold	2,974,606	1,668,989
Issued in reinvestment of distributions	455,738	477,347
Redeemed	(2,590,571)	(3,145,035)
Net increase (decrease)	839,773	(998,699)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Defense and Aerospace Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$128.97	$122.55	$91.73	$86.02	$78.21
Income from Investment Operations
Net investment income (loss)B	1.08	1.06C	.77	1.17D	.56
Net realized and unrealized gain (loss)	(14.72)	13.14	36.34	5.94	7.87
Total from investment operations	(13.64)	14.20	37.11	7.11	8.43
Distributions from net investment income	(1.01)	(.97)	(.64)	(1.21)	(.51)
Distributions from net realized gain	(6.24)	(6.81)	(5.65)	(.19)	(.12)
Total distributions	(7.25)	(7.78)	(6.29)	(1.40)	(.62)E
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$108.08	$128.97	$122.55	$91.73	$86.02
Total ReturnG	(11.08)%	12.53%	40.85%	8.37%	10.87%
Ratios to Average Net AssetsH,I
Expenses before reductions	.80%	.79%	.81%	.84%	.86%
Expenses net of fee waivers, if any	.79%	.79%	.81%	.84%	.86%
Expenses net of all reductions	.79%	.79%	.81%	.83%	.86%
Net investment income (loss)	.92%	.90%C	.70%	1.39%D	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$885,398	$948,156	$1,023,393	$606,859	$681,154
Portfolio turnover rateJ	52%	20%	48%	56%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.66 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 E Total distributions of $.62 per share is comprised of distributions from net investment income of $.508 and distributions from net realized gain of $.115 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio	(10.63)%	2.74%	2.61%

 Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,941	Environment and Alternative Energy Portfolio
$18,666	S&P 500® Index

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Kevin Walenta:  For the year, the fund returned -10.63%, compared to -11.20% for the FTSE® Environmental Opportunities & Alternative Energy Index. Continued low oil prices and sluggish global growth pressured the industry index, which lagged the S&P 500® by a sizable margin. Versus the FTSE® benchmark, the fund benefited from a sizable overweighting and security selection in the strong-performing buildings products group, underexposure to the semiconductor equipment segment and stock picks in electric utilities. Top individual contributors included Lennox International, which sells reasonably priced, energy-efficient heating, ventilation and air conditioning (HVAC) units, and A.O. Smith, best known for its energy-efficient water heaters. Lennox’s stock gained from its exposure to the U.S. and takeover rumors, while A.O. Smith’s shares rose on the back of strong revenue growth in China. By contrast, an overweighting in auto parts & equipment hurt performance compared to the industry benchmark. Disappointments included auto supplier BorgWarner, which was pressured by near-term concerns related to an industry-wide drop-off in demand. In addition, not owning wind turbine company and index component Vestas Wind Systems detracted, as the stock gained from the extension of federal government subsidies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Environment and Alternative Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Honeywell International, Inc.	12.9	12.1
Deere & Co.	7.7	7.4
Delphi Automotive PLC	6.2	6.7
Tenneco, Inc.	5.6	4.7
Roper Technologies, Inc.	4.8	4.6
Rockwell Automation, Inc.	4.4	4.6
A.O. Smith Corp.	4.2	3.8
Lennox International, Inc.	4.0	3.6
Praxair, Inc.	3.9	5.5
Iberdrola SA	3.8	3.9
	57.5

Top Industries (% of fund's net assets)

As of February 29, 2016
Energy Efficiency	49.6%
Renewable & Alternative Energy	12.0%
Pollution Control	8.9%
Food Agriculture & Forestry	8.8%
Water Infrastructure & Technologies	8.5%
All Others*	12.2%

As of August 31, 2015
Energy Efficiency	57.1%
Pollution Control	9.3%
Renewable & Alternative Energy	8.9%
Environmental Support Services	8.8%
Water Infrastructure & Technologies	8.8%
All Others*	7.1%

* Includes short-term investments and net other assets (liabilities).

Environment and Alternative Energy Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Energy Efficiency - 49.6%
Buildings Energy Efficiency - 8.2%
A.O. Smith Corp.	44,190	$3,110,092
Lennox International, Inc.	22,580	2,917,562
		6,027,654
Diversified Energy Efficiency - 15.8%
Honeywell International, Inc.	93,000	9,425,548
Linear Technology Corp.	49,400	2,154,828
		11,580,376
Industrial Energy Efficiency - 13.1%
EnerSys	50,500	2,593,680
ON Semiconductor Corp. (a)	46,300	388,457
Praxair, Inc.	27,830	2,832,816
Rockwell Automation, Inc.	31,200	3,247,608
Rogers Corp. (a)	3,300	176,286
VMware, Inc. Class A (a)(b)	7,400	373,626
		9,612,473
Transport Energy Efficiency - 12.5%
BorgWarner, Inc.	58,160	1,900,669
Delphi Automotive PLC	68,260	4,551,577
Innospec, Inc.	63,000	2,734,200
		9,186,446

TOTAL ENERGY EFFICIENCY		36,406,949

Environmental Support Services - 6.7%
Diversified Environmental - 5.8%
3M Co.	13,020	2,042,447
Parker Hannifin Corp.	21,900	2,216,280
		4,258,727
Environmental Consultancies - 0.9%
AECOM (a)	24,200	664,532

TOTAL ENVIRONMENTAL SUPPORT SERVICES		4,923,259

Food Agriculture & Forestry - 8.8%
Sustainable and Efficient Agriculture - 7.7%
Deere & Co.	71,000	5,692,780
Sustainable Forestry and Plantations - 1.1%
Potlatch Corp.	30,800	814,352

TOTAL FOOD AGRICULTURE & FORESTRY		6,507,132

Miscellaneous Environmental - 0.4%
Other Environmental - 0.4%
IBM Corp.	2,100	275,163
Pollution Control - 8.9%
Pollution Control Solutions - 8.9%
Cummins, Inc.	24,830	2,422,663
Tenneco, Inc. (a)	89,890	4,091,793
		6,514,456
Renewable & Alternative Energy - 12.0%
Other Renewables Equipment - 3.7%
Andritz AG	56,100	2,693,488
Renewable Energy Developers and Independent Power Producers - 8.3%
Huaneng Renewables Corp. Ltd. (H Shares)	106,000	24,531
Iberdrola SA	437,904	2,821,069
IDACORP, Inc.	22,900	1,624,984
Portland General Electric Co.	30,300	1,152,915
Wabtec Corp.	6,990	493,494
		6,116,993

TOTAL RENEWABLE & ALTERNATIVE ENERGY		8,810,481

Waste Management & Technologies - 1.8%
Recycling and Value Added Waste Processing - 1.8%
Copart, Inc. (a)	35,000	1,321,250
Water Infrastructure & Technologies - 8.5%
Water Infrastructure - 8.2%
Crane Co.	15,200	745,560
Roper Technologies, Inc.	21,108	3,544,666
Valmont Industries, Inc.	15,750	1,780,538
		6,070,764
Water Treatment Equipment - 0.3%
Danaher Corp.	2,280	203,536

TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		6,274,300

TOTAL COMMON STOCKS
(Cost $74,408,892)		71,032,990

Cash Equivalents - 3.5%
Fidelity Cash Central Fund, 0.40% (c)	2,178,699	2,178,699
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	348,400	348,400
TOTAL CASH EQUIVALENTS
(Cost $2,527,099)		2,527,099
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $76,935,991)		73,560,089
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(127,881)
NET ASSETS - 100%		$73,432,208

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,402
Fidelity Securities Lending Cash Central Fund	18,273
Total	$24,675

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$71,032,990	$68,211,921	$2,821,069	$--
Money Market Funds	2,527,099	2,527,099	--	--
Total Investments in Securities:	$73,560,089	$70,739,020	$2,821,069	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$3,330,350
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Bailiwick of Jersey	6.2%
Spain	3.8%
Austria	3.7%
Others (Individually Less Than 1%)	0.0%
100.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $338,283) — See accompanying schedule: Unaffiliated issuers (cost $74,408,892)	$71,032,990
Fidelity Central Funds (cost $2,527,099)	2,527,099
Total Investments (cost $76,935,991)		$73,560,089
Cash		18,416
Receivable for fund shares sold		188,598
Dividends receivable		153,118
Distributions receivable from Fidelity Central Funds		2,362
Prepaid expenses		277
Total assets		73,922,860
Liabilities
Payable for fund shares redeemed	$58,214
Accrued management fee	32,826
Other affiliated payables	19,373
Audit fees	31,144
Other payables and accrued expenses	695
Collateral on securities loaned, at value	348,400
Total liabilities		490,652
Net Assets		$73,432,208
Net Assets consist of:
Paid in capital		$77,434,021
Undistributed net investment income		155,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(779,848)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,377,442)
Net Assets, for 4,034,985 shares outstanding		$73,432,208
Net Asset Value, offering price and redemption price per share ($73,432,208 ÷ 4,034,985 shares)		$18.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$1,423,618
Income from Fidelity Central Funds		24,675
Total income		1,448,293
Expenses
Management fee	$438,479
Transfer agent fees	217,172
Accounting and security lending fees	31,852
Custodian fees and expenses	7,151
Independent trustees' compensation	1,478
Registration fees	17,844
Audit	46,208
Legal	932
Miscellaneous	1,254
Total expenses before reductions	762,370
Expense reductions	(2,966)	759,404
Net investment income (loss)		688,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(778,047)
Foreign currency transactions	(3,677)
Total net realized gain (loss)		(781,724)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,882,060)
Assets and liabilities in foreign currencies	(244)
Total change in net unrealized appreciation (depreciation)		(8,882,304)
Net gain (loss)		(9,664,028)
Net increase (decrease) in net assets resulting from operations		$(8,975,139)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$688,889	$688,451
Net realized gain (loss)	(781,724)	21,116,571
Change in net unrealized appreciation (depreciation)	(8,882,304)	(20,169,911)
Net increase (decrease) in net assets resulting from operations	(8,975,139)	1,635,111
Distributions to shareholders from net investment income	(533,726)	(560,254)
Distributions to shareholders from net realized gain	(1,831,107)	(10,675,033)
Total distributions	(2,364,833)	(11,235,287)
Share transactions
Proceeds from sales of shares	12,805,231	24,999,440
Reinvestment of distributions	2,254,180	10,697,844
Cost of shares redeemed	(18,861,388)	(40,397,558)
Net increase (decrease) in net assets resulting from share transactions	(3,801,977)	(4,700,274)
Redemption fees	1,482	4,105
Total increase (decrease) in net assets	(15,140,467)	(14,296,345)
Net Assets
Beginning of period	88,572,675	102,869,020
End of period (including undistributed net investment income of $155,477 and undistributed net investment income of $43,112, respectively)	$73,432,208	$88,572,675
Other Information
Shares
Sold	657,036	1,107,316
Issued in reinvestment of distributions	111,117	516,769
Redeemed	(963,138)	(1,798,133)
Net increase (decrease)	(194,985)	(174,048)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Environment and Alternative Energy Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$20.94	$23.36	$18.12	$16.32	$19.19
Income from Investment Operations
Net investment income (loss)B	.17	.16	.14	.18	.20
Net realized and unrealized gain (loss)	(2.34)	.31	5.27	1.77	(2.88)
Total from investment operations	(2.17)	.47	5.41	1.95	(2.68)
Distributions from net investment income	(.13)	(.14)	(.17)	(.15)	(.19)
Distributions from net realized gain	(.44)	(2.75)	–	–	–
Total distributions	(.57)	(2.89)	(.17)	(.15)	(.19)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$18.20	$20.94	$23.36	$18.12	$16.32
Total ReturnD	(10.63)%	2.19%	29.97%	12.02%	(13.92)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%	.92%	.97%	.99%	1.01%
Expenses net of fee waivers, if any	.95%	.92%	.97%	.99%	1.01%
Expenses net of all reductions	.95%	.92%	.97%	.97%	1.00%
Net investment income (loss)	.86%	.71%	.70%	1.10%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$73,432	$88,573	$102,869	$82,018	$77,943
Portfolio turnover rateG	20%	160%	28%	54%	183%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	(4.20)%	6.65%	6.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,316	Industrial Equipment Portfolio
$18,666	S&P 500® Index

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Boris Shepov:  For the year, the fund returned -4.20%, outpacing the -5.20% return of the MSCI U.S. IMI Capital Goods 25/50 Index. Industrial equipment stocks did a little better than the broad S&P 500®, as strength in subindustries such as industrial conglomerates and building products helped offset weakness in construction machinery & heavy trucks, among other groups. Versus the MSCI benchmark, stock selection and a sizable underweighting in industrial machinery helped most. Global Brass & Copper, a producer of specialized metal components, was largely responsible for this group’s positive impact. The firm resolved operational issues at its copper strip division and implemented pricing initiatives that drove earnings higher, leading to significant outperformance, and I sold the stock to lock in profits. Overweighting the defense side of aerospace & defense also contributed to fund results. Within this group, nuclear-submarine maintenance specialist BWX Technologies was revalued higher after its mid-2015 spin-off from Babcock & Wilcox, confirming my thesis that this high-quality business was undervalued. Lennox International, a climate-control specialist, was the third-largest contributor, riding favorable trends in U.S. construction. Overweighting commercial aircraft manufacturer Boeing through the first half of the reporting period added further value. I eventually sold this position due to concerns about the negative impact on free cash flow from declining orders. Conversely, my picks in trading companies & distributors and electrical components & equipment weighed on relative results. At the stock level, Manitowoc was our largest detractor. The company’s crane orders were negatively impacted by declining spending on oil and gas infrastructure. Shares of United Technologies also struggled, as the company had to lower guidance due to the challenging environment in China for its Otis Elevator division and slower growth in its aerospace aftermarket business. I’ll also mention United Rentals as a detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Effective April 1, 2016, Tobias Welo and Janet Glazer became Co-Portfolio Managers of the fund.

Industrial Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	15.6	12.1
United Technologies Corp.	7.3	8.3
Danaher Corp.	6.7	6.4
Honeywell International, Inc.	5.7	5.9
General Dynamics Corp.	5.1	4.1
Raytheon Co.	4.4	0.5
Northrop Grumman Corp.	3.8	3.0
Ingersoll-Rand PLC	3.3	3.4
3M Co.	3.3	2.5
BWX Technologies, Inc.	2.7	3.2
	57.9

Top Industries (% of fund's net assets)

As of February 29, 2016
Aerospace & Defense	37.4%
Industrial Conglomerates	28.2%
Machinery	11.9%
Electrical Equipment	8.5%
Building Products	4.6%
All Others*	9.4%

As of August 31, 2015
Aerospace & Defense	35.8%
Industrial Conglomerates	21.0%
Machinery	14.7%
Electrical Equipment	9.2%
Trading Companies & Distributors	5.0%
All Others*	14.3%

* Includes short-term investments and net other assets (liabilities).

Industrial Equipment Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Aerospace & Defense - 37.4%
Aerospace & Defense - 37.4%
BWX Technologies, Inc.	135,310	$4,316,389
General Dynamics Corp.	58,500	7,971,795
Honeywell International, Inc.	88,600	8,979,610
Huntington Ingalls Industries, Inc.	17,700	2,319,762
Lockheed Martin Corp.	16,800	3,625,272
Moog, Inc. Class A (a)	43,900	1,895,602
Northrop Grumman Corp.	31,600	6,074,152
Raytheon Co.	55,900	6,923,215
Rockwell Collins, Inc.	40,300	3,529,071
Teledyne Technologies, Inc. (a)	21,600	1,839,888
United Technologies Corp.	118,800	11,478,456
		58,953,212
Building Products - 4.6%
Building Products - 4.6%
Allegion PLC	54,600	3,439,800
Lennox International, Inc.	29,800	3,850,458
		7,290,258
Construction & Engineering - 2.3%
Construction & Engineering - 2.3%
AECOM (a)	130,216	3,575,731
Diversified Consumer Services - 1.8%
Specialized Consumer Services - 1.8%
ServiceMaster Global Holdings, Inc. (a)	73,400	2,784,062
Electrical Equipment - 8.5%
Electrical Components & Equipment - 8.5%
AMETEK, Inc.	87,400	4,056,234
Eaton Corp. PLC	75,800	4,298,618
EnerSys	55,500	2,850,480
Regal Beloit Corp.	41,728	2,277,514
		13,482,846
Industrial Conglomerates - 28.2%
Industrial Conglomerates - 28.2%
3M Co.	33,400	5,239,458
Danaher Corp.	118,200	10,551,714
General Electric Co.	842,555	24,552,054
Roper Technologies, Inc.	24,100	4,047,113
		44,390,339
Machinery - 11.9%
Construction Machinery & Heavy Trucks - 4.3%
Allison Transmission Holdings, Inc.	67,233	1,592,077
Manitowoc Co., Inc. (b)	148,500	2,353,725
Wabtec Corp.	38,900	2,746,340
		6,692,142
Industrial Machinery - 7.6%
IDEX Corp.	48,100	3,615,196
Ingersoll-Rand PLC	95,200	5,289,312
Snap-On, Inc.	21,400	3,095,938
		12,000,446

TOTAL MACHINERY		18,692,588

Road & Rail - 1.9%
Trucking - 1.9%
J.B. Hunt Transport Services, Inc.	39,200	2,990,568
Trading Companies & Distributors - 1.7%
Trading Companies & Distributors - 1.7%
United Rentals, Inc. (a)	51,800	2,671,326
TOTAL COMMON STOCKS
(Cost $144,150,139)		154,830,930

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.40% (c)	2,182,928	2,182,928
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	2,056,352	2,056,352
TOTAL MONEY MARKET FUNDS
(Cost $4,239,280)		4,239,280
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $148,389,419)		159,070,210
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(1,568,546)
NET ASSETS - 100%		$157,501,664

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,846
Fidelity Securities Lending Cash Central Fund	18,826
Total	$24,672

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $2,037,074) — See accompanying schedule: Unaffiliated issuers (cost $144,150,139)	$154,830,930
Fidelity Central Funds (cost $4,239,280)	4,239,280
Total Investments (cost $148,389,419)		$159,070,210
Receivable for fund shares sold		518,576
Dividends receivable		478,915
Distributions receivable from Fidelity Central Funds		1,256
Prepaid expenses		399
Other receivables		12,276
Total assets		160,081,632
Liabilities
Payable for fund shares redeemed	$387,047
Accrued management fee	69,505
Other affiliated payables	29,889
Other payables and accrued expenses	37,175
Collateral on securities loaned, at value	2,056,352
Total liabilities		2,579,968
Net Assets		$157,501,664
Net Assets consist of:
Paid in capital		$148,834,963
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,011,072)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,677,773
Net Assets, for 4,468,018 shares outstanding		$157,501,664
Net Asset Value, offering price and redemption price per share ($157,501,664 ÷ 4,468,018 shares)		$35.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$2,692,545
Income from Fidelity Central Funds		24,672
Total income		2,717,217
Expenses
Management fee	$866,941
Transfer agent fees	299,475
Accounting and security lending fees	62,873
Custodian fees and expenses	5,667
Independent trustees' compensation	3,015
Registration fees	25,956
Audit	44,878
Legal	2,028
Miscellaneous	2,592
Total expenses before reductions	1,313,425
Expense reductions	(15,228)	1,298,197
Net investment income (loss)		1,419,020
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,572,059
Foreign currency transactions	864
Total net realized gain (loss)		26,572,923
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,441,276)
Assets and liabilities in foreign currencies	(1,118)
Total change in net unrealized appreciation (depreciation)		(34,442,394)
Net gain (loss)		(7,869,471)
Net increase (decrease) in net assets resulting from operations		$(6,450,451)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,419,020	$2,485,407
Net realized gain (loss)	26,572,923	46,030,365
Change in net unrealized appreciation (depreciation)	(34,442,394)	(42,647,348)
Net increase (decrease) in net assets resulting from operations	(6,450,451)	5,868,424
Distributions to shareholders from net investment income	(940,848)	(2,406,422)
Distributions to shareholders from net realized gain	(10,329,487)	(57,814,171)
Total distributions	(11,270,335)	(60,220,593)
Share transactions
Proceeds from sales of shares	73,896,865	24,679,677
Reinvestment of distributions	11,068,825	58,548,337
Cost of shares redeemed	(138,056,936)	(225,953,361)
Net increase (decrease) in net assets resulting from share transactions	(53,091,246)	(142,725,347)
Redemption fees	2,786	2,195
Total increase (decrease) in net assets	(70,809,246)	(197,075,321)
Net Assets
Beginning of period	228,310,910	425,386,231
End of period (including undistributed net investment income of $0 and $388,654, respectively)	$157,501,664	$228,310,910
Other Information
Shares
Sold	2,015,473	583,434
Issued in reinvestment of distributions	297,026	1,492,839
Redeemed	(3,719,909)	(5,442,610)
Net increase (decrease)	(1,407,410)	(3,366,337)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Industrial Equipment Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$38.86	$46.03	$39.59	$36.37	$36.16
Income from Investment Operations
Net investment income (loss)B	.33	.32	.37	.45	.28
Net realized and unrealized gain (loss)	(1.87)	.75	9.19	3.22	.29
Total from investment operations	(1.54)	1.07	9.56	3.67	.57
Distributions from net investment income	(.19)	(.36)	(.32)	(.45)	(.26)
Distributions from net realized gain	(1.88)	(7.88)	(2.80)	–	(.10)
Total distributions	(2.07)	(8.24)	(3.12)	(.45)	(.36)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$35.25	$38.86	$46.03	$39.59	$36.37
Total ReturnD	(4.20)%	3.36%	24.37%	10.19%	1.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.77%	.79%	.82%	.84%
Expenses net of fee waivers, if any	.83%	.77%	.78%	.82%	.84%
Expenses net of all reductions	.82%	.77%	.78%	.81%	.84%
Net investment income (loss)	.90%	.76%	.87%	1.25%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$157,502	$228,311	$425,386	$369,951	$351,674
Portfolio turnover rateG	72%H	53%	100%	69%	101%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	(8.29)%	8.28%	8.12%

 Prior to October 1, 2006, the fund was named Cyclical Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,827	Industrials Portfolio
$18,666	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund returned -8.29%, modestly lagging the -8.02% return of the MSCI U.S. IMI Industrials 25/50 Index, as well as the S&P 500®. Industrials stocks trailed the broad market, as categories such as railroads, trucking and industrial machinery recorded double-digit declines. Versus the MSCI benchmark, underweighting airlines and overweighting trucking weighed on the fund’s results. A non-index stake in Netherlands-based AerCap Holdings was the fund’s largest relative detractor. Investors were especially hard on the commercial aircraft and engine lessor in January, focusing on its high debt load amid concerns about the aerospace cycle and emerging-markets pain that could affect demand from those countries. I added to the position. Overweighting parcel carrier Fedex – a position I reduced considerably – also worked against us, as did a large overweighting in West, a provider of conference-call technology and other communications services. Conversely, favorable stock selection in trucking modestly outweighed the negative impact of our overweighting there. Positioning in industrial machinery, aerospace & defense and building products also lifted results. The fund’s top relative contributor, BWX Technologies, is a nuclear-submarine service contractor. This stock outperformed due to the company’s book of business having been revalued after its July spinoff from Babcock & Wilcox Enterprises. After the spinoff, I sold out of the parent company and added to BWX Technologies. The shares rewarded us with a gain of 61% this period. Within the building products group, Lennox International, a provider of residential and commercial heating and cooling systems, did well and rewarded our overweighting there. A.O. Smith, a manufacturer of residential and commercial water heaters and boilers, also was a notable contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	14.0	12.2
Danaher Corp.	6.9	7.4
Southwest Airlines Co.	5.2	0.0
Honeywell International, Inc.	5.0	4.1
United Technologies Corp.	4.7	5.6
J.B. Hunt Transport Services, Inc.	4.7	5.2
General Dynamics Corp.	4.3	2.8
AECOM	3.8	3.0
Raytheon Co.	3.6	2.9
Northrop Grumman Corp.	2.8	0.0
	55.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Aerospace & Defense	28.8%
Industrial Conglomerates	20.9%
Machinery	7.2%
Road & Rail	6.0%
Trading Companies & Distributors	5.3%
All Others*	31.8%

As of August 31, 2015
Aerospace & Defense	26.7%
Industrial Conglomerates	20.6%
Road & Rail	10.1%
Electrical Equipment	6.7%
Machinery	6.3%
All Others*	29.6%

* Includes short-term investments and net other assets (liabilities).  Percentages shown as 0.0% may reflect amounts less than 0.05%.

Industrials Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Aerospace & Defense - 28.8%
Aerospace & Defense - 28.8%
BWX Technologies, Inc.	428,056	$13,654,986
General Dynamics Corp.	308,697	42,066,140
Honeywell International, Inc.	480,359	48,684,385
Northrop Grumman Corp.	142,400	27,372,128
Orbital ATK, Inc.	213,161	17,854,365
Raytheon Co.	285,300	35,334,405
Rockwell Collins, Inc.	195,700	17,137,449
Teledyne Technologies, Inc. (a)	257,421	21,927,121
Textron, Inc.	348,119	11,888,264
United Technologies Corp.	476,571	46,046,290
		281,965,533
Air Freight & Logistics - 3.3%
Air Freight & Logistics - 3.3%
C.H. Robinson Worldwide, Inc.	196,400	13,714,612
FedEx Corp.	133,717	18,303,183
		32,017,795
Airlines - 5.2%
Airlines - 5.2%
Southwest Airlines Co.	1,206,600	50,616,870
Building Products - 4.8%
Building Products - 4.8%
A.O. Smith Corp.	330,139	23,235,183
Fortune Brands Home & Security, Inc.	180,200	9,049,644
Lennox International, Inc.	116,172	15,010,584
		47,295,411
Commercial Services & Supplies - 4.2%
Commercial Printing - 0.7%
Deluxe Corp.	119,900	6,883,459
Environmental & Facility Services - 0.9%
Stericycle, Inc. (a)	81,800	9,319,474
Office Services & Supplies - 2.6%
Regus PLC	1,740,300	7,012,375
West Corp.	809,205	18,029,087
		25,041,462

TOTAL COMMERCIAL SERVICES & SUPPLIES		41,244,395

Construction & Engineering - 3.8%
Construction & Engineering - 3.8%
AECOM (a)	1,343,300	36,887,018
Construction Materials - 0.5%
Construction Materials - 0.5%
Eagle Materials, Inc.	73,300	4,428,786
Diversified Consumer Services - 1.4%
Specialized Consumer Services - 1.4%
ServiceMaster Global Holdings, Inc. (a)	366,200	13,889,966
Electrical Equipment - 4.7%
Electrical Components & Equipment - 4.7%
AMETEK, Inc.	416,100	19,311,201
Eaton Corp. PLC	478,500	27,135,735
		46,446,936
Energy Equipment & Services - 0.1%
Oil & Gas Equipment & Services - 0.1%
Aspen Aerogels, Inc. (a)	225,598	823,433
Industrial Conglomerates - 20.9%
Industrial Conglomerates - 20.9%
Danaher Corp.	759,921	67,838,148
General Electric Co.	4,707,584	137,178,997
		205,017,145
Machinery - 7.2%
Construction Machinery & Heavy Trucks - 1.8%
Wabtec Corp.	248,200	17,522,920
Industrial Machinery - 5.4%
IDEX Corp.	292,998	22,021,730
Ingersoll-Rand PLC	345,600	19,201,536
Pentair PLC	236,000	11,259,560
		52,482,826

TOTAL MACHINERY		70,005,746

Professional Services - 2.5%
Research & Consulting Services - 2.5%
CEB, Inc.	177,900	9,654,633
Verisk Analytics, Inc. (a)	204,150	14,870,286
		24,524,919
Road & Rail - 6.0%
Trucking - 6.0%
J.B. Hunt Transport Services, Inc.	601,820	45,912,848
Old Dominion Freight Lines, Inc. (a)	201,100	12,983,016
		58,895,864
Trading Companies & Distributors - 5.3%
Trading Companies & Distributors - 5.3%
AerCap Holdings NV (a)	503,200	17,979,336
HD Supply Holdings, Inc. (a)	876,248	24,350,932
Wolseley PLC	186,859	9,582,565
		51,912,833
TOTAL COMMON STOCKS
(Cost $872,997,298)		965,972,650

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.40% (b)
(Cost $14,967,781)	14,967,781	14,967,781
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $887,965,079)		980,940,431
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,390,499)
NET ASSETS - 100%		$978,549,932

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,039
Fidelity Securities Lending Cash Central Fund	26,915
Total	$50,954

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$965,972,650	$956,390,085	$9,582,565	$--
Money Market Funds	14,967,781	14,967,781	--	--
Total Investments in Securities:	$980,940,431	$971,357,866	$9,582,565	$--

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $872,997,298)	$965,972,650
Fidelity Central Funds (cost $14,967,781)	14,967,781
Total Investments (cost $887,965,079)		$980,940,431
Receivable for fund shares sold		3,300,883
Dividends receivable		2,094,083
Distributions receivable from Fidelity Central Funds		1,888
Prepaid expenses		4,019
Other receivables		30,747
Total assets		986,372,051
Liabilities
Payable for investments purchased	$6,605,902
Payable for fund shares redeemed	549,418
Accrued management fee	430,740
Other affiliated payables	166,897
Other payables and accrued expenses	69,162
Total liabilities		7,822,119
Net Assets		$978,549,932
Net Assets consist of:
Paid in capital		$889,291,333
Distributions in excess of net investment income		(27,494)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,689,259)
Net unrealized appreciation (depreciation) on investments		92,975,352
Net Assets, for 34,828,011 shares outstanding		$978,549,932
Net Asset Value, offering price and redemption price per share ($978,549,932 ÷ 34,828,011 shares)		$28.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$17,213,982
Income from Fidelity Central Funds		50,954
Total income		17,264,936
Expenses
Management fee	$6,109,327
Transfer agent fees	1,915,487
Accounting and security lending fees	364,953
Custodian fees and expenses	19,717
Independent trustees' compensation	20,669
Registration fees	43,229
Audit	46,270
Legal	12,700
Interest	1,484
Miscellaneous	14,103
Total expenses before reductions	8,547,939
Expense reductions	(77,778)	8,470,161
Net investment income (loss)		8,794,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,148,819
Foreign currency transactions	1,352
Total net realized gain (loss)		55,150,171
Change in net unrealized appreciation (depreciation) on investment securities		(166,730,410)
Net gain (loss)		(111,580,239)
Net increase (decrease) in net assets resulting from operations		$(102,785,464)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,794,775	$8,167,148
Net realized gain (loss)	55,150,171	133,982,514
Change in net unrealized appreciation (depreciation)	(166,730,410)	(43,473,148)
Net increase (decrease) in net assets resulting from operations	(102,785,464)	98,676,514
Distributions to shareholders from net investment income	(7,361,744)	(7,771,302)
Distributions to shareholders from net realized gain	(62,174,193)	(120,155,720)
Total distributions	(69,535,937)	(127,927,022)
Share transactions
Proceeds from sales of shares	273,540,425	664,803,726
Reinvestment of distributions	67,847,745	124,783,311
Cost of shares redeemed	(333,211,627)	(834,778,865)
Net increase (decrease) in net assets resulting from share transactions	8,176,543	(45,191,828)
Redemption fees	5,989	13,871
Total increase (decrease) in net assets	(164,138,869)	(74,428,465)
Net Assets
Beginning of period	1,142,688,801	1,217,117,266
End of period (including distributions in excess of net investment income of $27,494 and undistributed net investment income of $803,228, respectively)	$978,549,932	$1,142,688,801
Other Information
Shares
Sold	8,694,986	20,937,925
Issued in reinvestment of distributions	2,328,702	4,000,298
Redeemed	(11,147,316)	(26,111,243)
Net increase (decrease)	(123,628)	(1,173,020)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Industrials Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$32.69	$33.69	$28.04	$24.69	$25.24
Income from Investment Operations
Net investment income (loss)B	.24	.22	.23	.28	.19
Net realized and unrealized gain (loss)	(2.90)	2.44	7.36	3.54	.01
Total from investment operations	(2.66)	2.66	7.59	3.82	.20
Distributions from net investment income	(.20)	(.23)	(.20)	(.26)	(.13)
Distributions from net realized gain	(1.73)	(3.43)	(1.74)	(.21)	(.62)
Total distributions	(1.93)	(3.66)	(1.94)	(.47)	(.75)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$28.10	$32.69	$33.69	$28.04	$24.69
Total ReturnD	(8.29)%	8.74%	27.80%	15.71%	.94%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.78%	.81%	.85%	.87%
Expenses net of fee waivers, if any	.76%	.78%	.81%	.85%	.87%
Expenses net of all reductions	.76%	.78%	.81%	.84%	.86%
Net investment income (loss)	.79%	.68%	.74%	1.13%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$978,550	$1,142,689	$1,217,117	$873,266	$551,144
Portfolio turnover rateG	75%H	72%H	58%	75%	102%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	(16.28)%	11.02%	8.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,017	Transportation Portfolio
$18,666	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Matthew Moulis:  For the year, the fund returned -16.28%, outpacing the -18.12% return of the MSCI U.S. IMI Transportation 25/50 Index. Transportation stocks lagged the broad-market S&P 500® index amid weak showings in railroads and trucking, among other subindustries. Versus the MSCI benchmark, underweighting railroads boosted fund results, as did stock selection in air freight & logistics and non-benchmark exposure to industrial machinery. The boost in the latter segment was due to our top relative contributor, Global Brass & Copper Holdings, a producer of specialized metal components. This stock strongly outperformed as management resolved some operational issues. An underweighting in index giant Union Pacific, part of the weak railroads segment, was the fund’s second-largest relative contributor. Other contributors included an out-of-benchmark position in Scorpio Tankers, a provider of shipping for refined petroleum products such as heating oil and unleaded gasoline. I sold Scorpio during the period. I’ll also mention an overweighting in Southwest Airlines, a low-cost carrier with primarily domestic exposure, a solid balance sheet and a reasonable valuation, in my opinion. Conversely, stock picking and an overweighting in trucking was the primary negative influence, with our above-index stake in Swift Transportation particularly weighing on performance. Two airlines also hampered results: not owning strong-performing index name JetBlue earlier in the period worked against us, while overweighting Spirit Airlines proved untimely, given the stock’s roughly -39% return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	13.2	15.0
Union Pacific Corp.	11.4	14.3
Delta Air Lines, Inc.	6.6	5.6
United Continental Holdings, Inc.	6.5	3.7
Southwest Airlines Co.	6.4	6.4
American Airlines Group, Inc.	5.6	6.2
FedEx Corp.	4.9	5.0
CSX Corp.	4.7	3.2
C.H. Robinson Worldwide, Inc.	4.2	2.1
JetBlue Airways Corp.	4.1	0.0
	67.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Airlines	36.1%
Road & Rail	29.6%
Air Freight & Logistics	24.2%
Machinery	2.7%
Marine	2.0%
All Others*	5.4%

As of August 31, 2015
Road & Rail	33.6%
Airlines	31.1%
Air Freight & Logistics	23.6%
Machinery	4.4%
Oil, Gas & Consumable Fuels	3.0%
All Others*	4.3%

* Includes short-term investments and net other assets (liabilities).  Percentages shown as 0.0% may reflect amounts less than 0.05%.

Transportation Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Air Freight & Logistics - 24.2%
Air Freight & Logistics - 24.2%
Atlas Air Worldwide Holdings, Inc. (a)	101,300	$3,668,073
C.H. Robinson Worldwide, Inc.	246,496	17,212,816
FedEx Corp.	146,900	20,107,672
Park-Ohio Holdings Corp.	132,331	3,890,531
United Parcel Service, Inc. Class B	559,500	54,019,726
		98,898,818
Airlines - 36.1%
Airlines - 36.1%
Alaska Air Group, Inc.	29,800	2,202,220
Allegiant Travel Co.	32,100	5,260,548
American Airlines Group, Inc.	557,800	22,869,800
Delta Air Lines, Inc.	555,502	26,797,416
Hawaiian Holdings, Inc. (a)	99,000	4,258,980
JetBlue Airways Corp. (a)	758,000	16,676,000
SkyWest, Inc.	155,804	2,812,262
Southwest Airlines Co.	623,800	26,168,410
Spirit Airlines, Inc. (a)	290,459	13,869,417
United Continental Holdings, Inc. (a)	460,036	26,341,661
		147,256,714
Electrical Equipment - 0.8%
Electrical Components & Equipment - 0.8%
EnerSys	65,200	3,348,672
Machinery - 2.7%
Construction Machinery & Heavy Trucks - 1.7%
Supreme Industries, Inc. Class A	886,992	7,175,765
Industrial Machinery - 1.0%
Global Brass & Copper Holdings, Inc.	178,500	3,934,140

TOTAL MACHINERY		11,109,905

Marine - 2.0%
Marine - 2.0%
Kirby Corp. (a)	7,700	435,897
Matson, Inc.	191,500	7,677,235
		8,113,132
Road & Rail - 29.6%
Railroads - 20.7%
CSX Corp.	786,219	18,979,327
Genesee & Wyoming, Inc. Class A (a)	111,400	6,318,608
Norfolk Southern Corp.	171,800	12,570,606
Union Pacific Corp.	588,695	46,424,488
		84,293,029
Trucking - 8.9%
Avis Budget Group, Inc. (a)	209,400	5,369,016
Celadon Group, Inc.	159,000	1,426,230
Hertz Global Holdings, Inc. (a)	66,600	566,100
J.B. Hunt Transport Services, Inc.	43,800	3,341,502
Landstar System, Inc.	103,900	6,150,880
Old Dominion Freight Lines, Inc. (a)	7,700	497,112
Roadrunner Transportation Systems, Inc. (a)	168,400	1,963,544
Ryder System, Inc.	95,400	5,411,088
Saia, Inc. (a)	134,288	3,525,060
Swift Transporation Co. (a)(b)	349,800	5,960,592
Universal Truckload Services, Inc.	134,490	2,106,113
		36,317,237

TOTAL ROAD & RAIL		120,610,266

Transportation Infrastructure - 1.4%
Airport Services - 1.4%
Macquarie Infrastructure Co. LLC	30,000	1,831,500
Wesco Aircraft Holdings, Inc. (a)	305,500	3,907,345
		5,738,845
TOTAL COMMON STOCKS
(Cost $311,619,376)		395,076,352

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 0.40% (c)	12,848,246	12,848,246
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	6,458,350	6,458,350
TOTAL MONEY MARKET FUNDS
(Cost $19,306,596)		19,306,596
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $330,925,972)		414,382,948
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(6,212,210)
NET ASSETS - 100%		$408,170,738

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,749
Fidelity Securities Lending Cash Central Fund	21,388
Total	$38,137

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $5,948,664) — See accompanying schedule: Unaffiliated issuers (cost $311,619,376)	$395,076,352
Fidelity Central Funds (cost $19,306,596)	19,306,596
Total Investments (cost $330,925,972)		$414,382,948
Cash		197,572
Receivable for investments sold		685,275
Receivable for fund shares sold		1,425,083
Dividends receivable		1,218,950
Distributions receivable from Fidelity Central Funds		6,418
Prepaid expenses		1,993
Other receivables		4,699
Total assets		417,922,938
Liabilities
Payable for investments purchased	$2,664,599
Payable for fund shares redeemed	327,991
Accrued management fee	179,056
Other affiliated payables	87,845
Other payables and accrued expenses	34,359
Collateral on securities loaned, at value	6,458,350
Total liabilities		9,752,200
Net Assets		$408,170,738
Net Assets consist of:
Paid in capital		$338,980,443
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,266,681)
Net unrealized appreciation (depreciation) on investments		83,456,976
Net Assets, for 5,572,506 shares outstanding		$408,170,738
Net Asset Value, offering price and redemption price per share ($408,170,738 ÷ 5,572,506 shares)		$73.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$8,502,364
Interest		8
Income from Fidelity Central Funds		38,137
Total income		8,540,509
Expenses
Management fee	$3,344,821
Transfer agent fees	1,243,563
Accounting and security lending fees	223,347
Custodian fees and expenses	17,597
Independent trustees' compensation	12,345
Registration fees	64,360
Audit	49,848
Legal	9,864
Interest	1,699
Miscellaneous	7,448
Total expenses before reductions	4,974,892
Expense reductions	(90,315)	4,884,577
Net investment income (loss)		3,655,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,954,977
Foreign currency transactions	(475)
Total net realized gain (loss)		18,954,502
Change in net unrealized appreciation (depreciation) on: Investment securities	(151,446,160)
Assets and liabilities in foreign currencies	(221)
Total change in net unrealized appreciation (depreciation)		(151,446,381)
Net gain (loss)		(132,491,879)
Net increase (decrease) in net assets resulting from operations		$(128,835,947)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,655,932	$4,091,540
Net realized gain (loss)	18,954,502	52,700,425
Change in net unrealized appreciation (depreciation)	(151,446,381)	100,902,601
Net increase (decrease) in net assets resulting from operations	(128,835,947)	157,694,566
Distributions to shareholders from net investment income	(3,339,075)	(3,343,267)
Distributions to shareholders from net realized gain	(30,400,241)	(18,761,701)
Total distributions	(33,739,316)	(22,104,968)
Share transactions
Proceeds from sales of shares	110,642,037	1,069,242,761
Reinvestment of distributions	32,315,777	21,308,776
Cost of shares redeemed	(718,863,775)	(529,854,123)
Net increase (decrease) in net assets resulting from share transactions	(575,905,961)	560,697,414
Redemption fees	18,511	109,874
Total increase (decrease) in net assets	(738,462,713)	696,396,886
Net Assets
Beginning of period	1,146,633,451	450,236,565
End of period (including undistributed net investment income of $0 and $891,261, respectively)	$408,170,738	$1,146,633,451
Other Information
Shares
Sold	1,313,508	12,116,354
Issued in reinvestment of distributions	432,669	244,789
Redeemed	(8,366,334)	(6,070,754)
Net increase (decrease)	(6,620,157)	6,290,389

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Transportation Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$94.04	$76.28	$57.75	$53.02	$56.26
Income from Investment Operations
Net investment income (loss)B	.50	.46	.45	.51	.26
Net realized and unrealized gain (loss)	(15.81)	19.67	20.44	7.59	(.34)
Total from investment operations	(15.31)	20.13	20.89	8.10	(.08)
Distributions from net investment income	(.52)	(.34)	(.27)	(.41)	(.17)
Distributions from net realized gain	(4.95)	(2.04)	(2.09)	(2.96)	(2.99)
Total distributions	(5.48)C	(2.38)	(2.36)	(3.37)	(3.16)
Redemption fees added to paid in capitalB	–D	.01	–D	–D	–D
Net asset value, end of period	$73.25	$94.04	$76.28	$57.75	$53.02
Total ReturnE	(16.28)%	26.80%	36.60%	16.10%	.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.81%	.85%	.89%	.88%
Expenses net of fee waivers, if any	.81%	.81%	.85%	.89%	.88%
Expenses net of all reductions	.80%	.81%	.84%	.86%	.87%
Net investment income (loss)	.60%	.53%	.68%	.98%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$408,171	$1,146,633	$450,237	$212,956	$212,647
Portfolio turnover rateH	80%	72%I	78%	47%	82%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.48 per share is comprised of distributions from net investment income of $.521 and distributions from net realized gain of $4.954 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Defense and Aerospace Portfolio and Industrials Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Air Transportation Portfolio	$289,572,789	$57,370,485	$(18,225,851)	$39,144,634
Defense and Aerospace Portfolio	700,554,487	209,053,157	(24,870,783)	184,182,374
Environment and Alternative Energy Portfolio	77,098,611	3,837,036	(7,375,558)	(3,538,522)
Industrial Equipment Portfolio	149,577,459	16,084,134	(6,591,383)	9,492,751
Industrials Portfolio	891,160,115	134,757,045	(44,976,729)	89,780,316
Transportation Portfolio	336,437,336	96,789,346	(18,843,734)	77,945,612

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$–	$–	$–	$39,144,660
Defense and Aerospace Portfolio	2,033,973	4,505,512	–	184,181,285
Environment and Alternative Energy Portfolio	155,557	–	(617,229)	(3,540,062)
Industrial Equipment Portfolio	–	–	–	9,489,733
Industrials Portfolio	–	–	–	89,780,316
Transportation Portfolio	–	–	–	77,945,612

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Total capital loss carryfoward
Environment and Alternative Energy Portfolio	(617,229)	(617,229)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to February 29, 2016. Loss deferrals were as follows:

Capital losses
Air Transportation Portfolio	$(7,750,932)
Industrial Equipment Portfolio	(823,033)
Industrials Portfolio	(494,223)
Transportation Portfolio	(8,755,317)

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$4,357,629	$28,815,510	$33,173,139
Defense and Aerospace Portfolio	7,997,911	49,261,334	57,259,245
Environment and Alternative Energy Portfolio	533,726	1,831,107	2,364,833
Industrial Equipment Portfolio	940,848	10,329,487	11,270,335
Industrials Portfolio	7,361,744	62,174,193	69,535,937
Transportation Portfolio	3,339,075	30,400,241	33,739,316

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$2,942,928	$6,447,088	$9,390,016
Defense and Aerospace Portfolio	6,773,084	49,828,078	56,601,162
Environment and Alternative Energy Portfolio	677,983	10,557,304	11,235,287
Industrial Equipment Portfolio	11,351,784	48,868,809	60,220,593
Industrials Portfolio	14,000,612	113,926,410	127,927,022
Transportation Portfolio	9,020,631	13,084,337	22,104,968

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	415,236,532	742,057,114
Defense and Aerospace Portfolio	570,233,357	467,330,611
Environment and Alternative Energy Portfolio	15,186,772	19,386,485
Industrial Equipment Portfolio	150,329,482	118,796,970
Industrials Portfolio	820,574,870	973,074,580
Transportation Portfolio	487,412,096	1,091,308,042

Redemptions In-Kind. During the period, 2,554,993 shares of the Industrial Equipment Portfolio held by an unaffiliated entity were redeemed for cash and investments with a value of $96,042,190. The net realized gain of $25,749,250 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Industrial Equipment Portfolio recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. Cash and investments received in-kind through subscriptions totaled $96,022,017 in exchange for 2,963,642 shares of the Industrials Portfolio. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Industrials Portfolio recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.25%	.55%
Defense and Aerospace Portfolio	.30%	.25%	.55%
Environment and Alternative Energy Portfolio	.30%	.25%	.55%
Industrial Equipment Portfolio	.30%	.25%	.55%
Industrials Portfolio	.30%	.25%	.55%
Transportation Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.21%
Defense and Aerospace Portfolio	.20%
Environment and Alternative Energy Portfolio	.27%
Industrial Equipment Portfolio	.19%
Industrials Portfolio	.17%
Transportation Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$15,328
Defense and Aerospace Portfolio	6,845
Environment and Alternative Energy Portfolio	258
Industrial Equipment Portfolio	3,874
Industrials Portfolio	13,807
Transportation Portfolio	26,984

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Air Transportation Portfolio	Borrower	$6,446,000.36%		$191
Defense and Aerospace Portfolio	Borrower	9,791,000.35%		1,346
Industrials Portfolio	Borrower	3,753,950.57%		1,184
Transportation Portfolio	Borrower	9,664,944.35%		1,699

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Air Transportation Portfolio for certain losses in the amount of $7,369.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$733
Defense and Aerospace Portfolio	1,279
Environment and Alternative Energy Portfolio	119
Industrial Equipment Portfolio	250
Industrials Portfolio	1,636
Transportation Portfolio	1,120

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Air Transportation Portfolio	$16,086
Defense and Aerospace Portfolio	18,583
Environment and Alternative Energy Portfolio	18,273
Industrial Equipment Portfolio	18,826
Industrials Portfolio	26,915
Transportation Portfolio	21,388

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrials Portfolio	$3,098,750.87%		$300

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$25,111	$17
Defense and Aerospace Portfolio	23,271	–
Environment and Alternative Energy Portfolio	594	2
Industrial Equipment Portfolio	6,098	–
Industrials Portfolio	43,057	–
Transportation Portfolio	72,032	93

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Air Transportation Portfolio	$11,602
Defense and Aerospace Portfolio	26,642
Environment and Alternative Energy Portfolio	2,370
Industrial Equipment Portfolio	9,130
Industrials Portfolio	34,721
Transportation Portfolio	18,190

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following funds:

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	Strategic Advisers Core Fund
Industrial Equipment Portfolio	22%	29%	–
Industrials Portfolio	–	14%	24%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following funds:

% of shares held
Industrial Equipment Portfolio	59%
Industrials Portfolio	51%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Air Transportation Portfolio	.84%
Actual		$1,000.00	$992.30	$4.16
Hypothetical-C		$1,000.00	$1,020.69	$4.22
Defense and Aerospace Portfolio	.79%
Actual		$1,000.00	$999.30	$3.93
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Environment and Alternative Energy Portfolio	.94%
Actual		$1,000.00	$981.30	$4.63
Hypothetical-C		$1,000.00	$1,020.19	$4.72
Industrial Equipment Portfolio	.84%
Actual		$1,000.00	$1,045.80	$4.27
Hypothetical-C		$1,000.00	$1,020.69	$4.22
Industrials Portfolio	.76%
Actual		$1,000.00	$1,016.00	$3.81
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Transportation Portfolio	.82%
Actual		$1,000.00	$970.00	$4.02
Hypothetical-C		$1,000.00	$1,020.79	$4.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/18/16	04/15/16	$0.000	$0.000
Defense and Aerospace Portfolio	04/18/16	04/15/16	$0.250	$0.555
Environment and Alternative Energy Portfolio	04/18/16	04/15/16	$0.039	$0.000
Industrial Equipment Portfolio	04/18/16	04/15/16	$0.000	$0.000
Industrials Portfolio	04/18/16	04/15/16	$0.000	$0.000
Transportation Portfolio	04/18/16	04/15/16	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$28,924,910
Defense and Aerospace Portfolio	$23,383,294
Industrial Equipment Portfolio	$2,659,077
Industrials Portfolio	$56,594,582
Transportation Portfolio	$28,614,228

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Air Transportation Portfolio	57%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2015	December 2015
Air Transportation Portfolio	70%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Transportation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, Industrial Equipment Portfolio, and Transportation Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it has taken and is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELCI-ANN-0416
1.813657.111

Fidelity Advisor Focus Funds®
Class I (formerly Institutional Class)

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor® Gold Fund

Fidelity Advisor® Materials Fund

Fidelity Advisor® Telecommunications Fund

Annual Report

February 29, 2016

Each Advisor fund listed above is a class of the Fidelity® Select Portfolios®

Contents

Fidelity Advisor® Consumer Staples Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Gold Fund
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Fidelity Advisor® Materials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity Advisor® Telecommunications Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Consumer Staples Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	(3.26)%	12.23%	10.52%

 The initial offering of Class I shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund.

 Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Staples Fund - Class I on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class I.

Period Ending Values
$27,190	Fidelity Advisor® Consumer Staples Fund - Class I
$18,666	S&P 500® Index

Fidelity Advisor® Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Robert Lee:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted in the range of -3.25% to -4.25%, underperforming the 3.43% gain of the MSCI U.S. IMI Consumer Staples 25/50 Index but outpacing the broader market, as investors were attracted to the relative earnings stability of companies in the sector. The fund's underperformance versus the sector benchmark largely was driven by unsuccessful stock selection within the packaged foods & meats, as well as the tobacco industries. Here, our large, overweighted position in Mead Johnson Nutrition was the biggest individual detractor. Avoiding Kraft Foods also hurt, especially after the company announced in March it would merge with competitor H.J. Heinz. Picks among tobacco stocks were another sore spot. This included a non-index stake in U.K.-based British American Tobacco, one of the fund's biggest positions, which was adversely affected by currency fluctuations. Conversely, stock choices among food retail names contributed to the fund's relative results. We liquidated the fund's position in organic-groceries chain Whole Foods early in the period, which proved favorable when the stock subsequently declined on concern that growing competition in the natural/organic food retailing space would siphon away the chain's customers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Staples Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	13.5	9.7
British American Tobacco PLC sponsored ADR	10.8	11.1
CVS Health Corp.	9.3	10.5
Kroger Co.	6.1	5.9
Reynolds American, Inc.	5.1	2.1
Walgreens Boots Alliance, Inc.	5.1	0.0
PepsiCo, Inc.	4.5	9.6
Altria Group, Inc.	4.1	4.4
The Coca-Cola Co.	3.9	3.3
Mead Johnson Nutrition Co. Class A	3.8	4.7
	66.2

Top Industries (% of fund's net assets)

As of February 29, 2016
Food & Staples Retailing	25.2%
Tobacco	23.3%
Household Products	16.7%
Beverages	15.7%
Food Products	11.2%
All Others*	7.9%

As of August 31, 2015
Food & Staples Retailing	23.6%
Beverages	23.5%
Tobacco	20.0%
Household Products	13.7%
Food Products	13.3%
All Others*	5.9%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Consumer Staples Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Beverages - 15.6%
Brewers - 1.0%
Anheuser-Busch InBev SA NV	274,890	$30,753,781
Distillers & Vintners - 1.3%
Kweichow Moutai Co. Ltd.	215,185	7,056,059
Pernod Ricard SA	107,500	11,473,364
Remy Cointreau SA (a)	291,476	20,198,134
		38,727,557
Soft Drinks - 13.3%
Coca-Cola Bottling Co. Consolidated	146,959	25,676,676
Coca-Cola Central Japan Co. Ltd.	360,900	6,237,019
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (a)	58,029	4,262,230
Coca-Cola Icecek Sanayi A/S	990,162	11,039,831
Embotelladora Andina SA ADR	461,227	7,056,773
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	69,487	6,503,288
Monster Beverage Corp.	724,200	90,887,100
PepsiCo, Inc.	1,400,018	136,949,761
The Coca-Cola Co.	2,784,918	120,113,513
		408,726,191

TOTAL BEVERAGES		478,207,529

Chemicals - 0.0%
Specialty Chemicals - 0.0%
Senomyx, Inc. (a)(b)	24,378	80,935
Food & Staples Retailing - 25.2%
Drug Retail - 14.6%
CVS Health Corp.	2,934,403	285,135,940
Drogasil SA	439,700	5,038,064
Walgreens Boots Alliance, Inc.	1,976,324	156,011,017
		446,185,021
Food Distributors - 0.8%
Chefs' Warehouse Holdings (b)	556,306	10,497,494
United Natural Foods, Inc. (b)	422,881	13,050,108
		23,547,602
Food Retail - 7.4%
China Resources Beer Holdings Co. Ltd.	3,126,000	5,063,943
Kroger Co.	4,664,142	186,145,907
Sprouts Farmers Market LLC (a)(b)	1,238,229	35,264,762
		226,474,612
Hypermarkets & Super Centers - 2.4%
Wal-Mart Stores, Inc.	1,131,756	75,080,693

TOTAL FOOD & STAPLES RETAILING		771,287,928

Food Products - 11.2%
Agricultural Products - 2.1%
Archer Daniels Midland Co.	433,500	15,155,160
Bunge Ltd.	851,888	42,355,871
SLC Agricola SA	1,290,200	5,911,937
		63,422,968
Packaged Foods & Meats - 9.1%
Amplify Snack Brands, Inc. (a)	768,695	7,909,872
Blue Buffalo Pet Products, Inc. (a)(b)	835,176	15,283,721
Dean Foods Co. (a)	103,700	2,000,373
Mead Johnson Nutrition Co. Class A	1,597,216	117,810,652
Mondelez International, Inc.	1,087,700	44,084,481
Nestle SA	316,427	22,128,053
The Hain Celestial Group, Inc. (b)	811,146	29,988,068
TreeHouse Foods, Inc. (b)	392,300	33,117,966
Ulker Biskuvi Sanayi A/S	1,010,525	6,148,043
		278,471,229

TOTAL FOOD PRODUCTS		341,894,197

Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Diplomat Pharmacy, Inc. (a)(b)	187,148	6,666,212
Hotels, Restaurants & Leisure - 1.4%
Restaurants - 1.4%
ARAMARK Holdings Corp.	1,386,728	43,570,994
Household Durables - 0.1%
Household Appliances - 0.1%
SodaStream International Ltd. (a)(b)	199,014	2,971,279
Household Products - 16.7%
Household Products - 16.7%
Colgate-Palmolive Co.	1,331,288	87,385,744
Procter & Gamble Co.	5,136,165	412,382,687
Spectrum Brands Holdings, Inc.	115,182	11,030,980
		510,799,411
Personal Products - 2.0%
Personal Products - 2.0%
Avon Products, Inc.	4,764,857	18,154,105
Coty, Inc. Class A (a)	468,600	13,345,728
Herbalife Ltd. (b)	416,610	22,809,398
Nu Skin Enterprises, Inc. Class A (a)	164,617	5,019,172
		59,328,403
Pharmaceuticals - 0.5%
Pharmaceuticals - 0.5%
Perrigo Co. PLC	120,400	15,200,500
Tobacco - 23.3%
Tobacco - 23.3%
Altria Group, Inc.	2,016,445	124,152,519
British American Tobacco PLC sponsored ADR	3,056,665	332,076,086
ITC Ltd.	1,820,070	7,889,505
Philip Morris International, Inc.	1,023,368	93,157,189
Reynolds American, Inc.	3,097,923	156,228,257
		713,503,556
TOTAL COMMON STOCKS
(Cost $2,340,678,069)		2,943,510,944

Nonconvertible Preferred Stocks - 0.1%
Beverages - 0.1%
Brewers - 0.1%
Ambev SA sponsored ADR
(Cost $2,103,197)	673,710	2,923,901

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 0.40% (c)	119,575,339	119,575,339
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	73,454,129	73,454,129
TOTAL MONEY MARKET FUNDS
(Cost $193,029,468)		193,029,468
TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $2,535,810,734)		3,139,464,313
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(78,388,262)
NET ASSETS - 100%		$3,061,076,051

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$137,366
Fidelity Securities Lending Cash Central Fund	418,728
Total	$556,094

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,943,510,944	$2,884,392,091	$59,118,853	$--
Nonconvertible Preferred Stocks	2,923,901	2,923,901	--	--
Money Market Funds	193,029,468	193,029,468	--	--
Total Investments in Securities:	$3,139,464,313	$3,080,345,460	$59,118,853	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.1%
United Kingdom	10.8%
Bermuda	1.4%
France	1.1%
Belgium	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $71,635,431) — See accompanying schedule: Unaffiliated issuers (cost $2,342,781,266)	$2,946,434,845
Fidelity Central Funds (cost $193,029,468)	193,029,468
Total Investments (cost $2,535,810,734)		$3,139,464,313
Foreign currency held at value (cost $1,525,904)		1,525,904
Receivable for investments sold		13,029,113
Receivable for fund shares sold		7,827,178
Dividends receivable		2,535,125
Distributions receivable from Fidelity Central Funds		152,307
Prepaid expenses		9,801
Other receivables		72,038
Total assets		3,164,615,779
Liabilities
Payable to custodian bank	$91,399
Payable for investments purchased	23,993,842
Payable for fund shares redeemed	3,653,512
Accrued management fee	1,365,702
Distribution and service plan fees payable	335,864
Other affiliated payables	503,947
Other payables and accrued expenses	141,333
Collateral on securities loaned, at value	73,454,129
Total liabilities		103,539,728
Net Assets		$3,061,076,051
Net Assets consist of:
Paid in capital		$2,445,977,747
Undistributed net investment income		4,626,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,866,226
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		603,605,358
Net Assets		$3,061,076,051
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($470,248,537 ÷ 5,237,976 shares)		$89.78
Maximum offering price per share (100/94.25 of $89.78)		$95.26
Class T:
Net Asset Value and redemption price per share ($76,586,170 ÷ 859,512 shares)		$89.10
Maximum offering price per share (100/96.50 of $89.10)		$92.33
Class B:
Net Asset Value and offering price per share ($6,845,981 ÷ 76,905 shares)(a)		$89.02
Class C:
Net Asset Value and offering price per share ($250,575,964 ÷ 2,855,078 shares)(a)		$87.77
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($2,039,983,007 ÷ 22,545,184 shares)		$90.48
Class I:
Net Asset Value, offering price and redemption price per share ($216,836,392 ÷ 2,400,129 shares)		$90.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$70,666,443
Interest		10
Income from Fidelity Central Funds		556,094
Total income		71,222,547
Expenses
Management fee	$15,733,851
Transfer agent fees	5,181,819
Distribution and service plan fees	3,849,484
Accounting and security lending fees	855,113
Custodian fees and expenses	85,731
Independent trustees' compensation	52,708
Registration fees	237,118
Audit	62,434
Legal	31,224
Miscellaneous	30,356
Total expenses before reductions	26,119,838
Expense reductions	(195,238)	25,924,600
Net investment income (loss)		45,297,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	141,076,507
Foreign currency transactions	134,972
Total net realized gain (loss)		141,211,479
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $18,850)	(292,105,987)
Assets and liabilities in foreign currencies	(22,552)
Total change in net unrealized appreciation (depreciation)		(292,128,539)
Net gain (loss)		(150,917,060)
Net increase (decrease) in net assets resulting from operations		$(105,619,113)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,297,947	$40,432,818
Net realized gain (loss)	141,211,479	155,658,969
Change in net unrealized appreciation (depreciation)	(292,128,539)	315,382,310
Net increase (decrease) in net assets resulting from operations	(105,619,113)	511,474,097
Distributions to shareholders from net investment income	(42,428,021)	(39,618,532)
Distributions to shareholders from net realized gain	(202,474,580)	(102,399,285)
Total distributions	(244,902,601)	(142,017,817)
Share transactions - net increase (decrease)	299,448,347	686,786,861
Redemption fees	52,041	51,833
Total increase (decrease) in net assets	(51,021,326)	1,056,294,974
Net Assets
Beginning of period	3,112,097,377	2,055,802,403
End of period (including undistributed net investment income of $4,626,720 and undistributed net investment income of $5,947,947, respectively)	$3,061,076,051	$3,112,097,377

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class A

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$101.33	$87.93	$85.67	$74.90	$67.65
Income from Investment Operations
Net investment income (loss)B	1.34	1.37	1.43	1.26	1.22
Net realized and unrealized gain (loss)	(4.86)	17.28	7.51	11.73	8.73
Total from investment operations	(3.52)	18.65	8.94	12.99	9.95
Distributions from net investment income	(1.31)	(1.28)	(1.44)	(1.08)	(1.06)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.03)	(5.25)C	(6.68)	(2.22)	(2.70)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$89.78	$101.33	$87.93	$85.67	$74.90
Total ReturnE,F	(3.51)%	21.95%	10.53%	17.60%	15.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses net of all reductions	1.04%	1.05%	1.06%	1.08%	1.09%
Net investment income (loss)	1.45%	1.45%	1.61%	1.58%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$470,249	$414,151	$329,459	$277,329	$205,851
Portfolio turnover rateI	63%	42%J	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class T

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$100.61	$87.37	$85.18	$74.49	$67.30
Income from Investment Operations
Net investment income (loss)B	1.08	1.10	1.18	1.03	1.01
Net realized and unrealized gain (loss)	(4.83)	17.15	7.46	11.68	8.68
Total from investment operations	(3.75)	18.25	8.64	12.71	9.69
Distributions from net investment income	(1.04)	(1.04)	(1.21)	(.88)	(.86)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(7.76)	(5.01)C	(6.45)	(2.02)	(2.50)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$89.10	$100.61	$87.37	$85.18	$74.49
Total ReturnE,F	(3.78)%	21.60%	10.23%	17.29%	14.67%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.33%	1.36%	1.38%
Expenses net of fee waivers, if any	1.32%	1.32%	1.33%	1.36%	1.38%
Expenses net of all reductions	1.31%	1.32%	1.33%	1.35%	1.38%
Net investment income (loss)	1.17%	1.18%	1.34%	1.30%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$76,586	$81,489	$61,421	$52,024	$39,047
Portfolio turnover rateI	63%	42%J	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$100.13	$86.90	$84.72	$74.01	$66.83
Income from Investment Operations
Net investment income (loss)B	.63	.63	.71	.61	.64
Net realized and unrealized gain (loss)	(4.81)	17.06	7.40	11.61	8.61
Total from investment operations	(4.18)	17.69	8.11	12.22	9.25
Distributions from net investment income	(.21)	(.48)	(.69)	(.37)	(.43)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(6.93)	(4.46)	(5.93)	(1.51)	(2.07)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$89.02	$100.13	$86.90	$84.72	$74.01
Total ReturnD,E	(4.25)%	21.01%	9.63%	16.68%	14.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.82%	1.86%	1.89%	1.91%
Expenses net of fee waivers, if any	1.80%	1.82%	1.86%	1.89%	1.91%
Expenses net of all reductions	1.80%	1.82%	1.86%	1.88%	1.90%
Net investment income (loss)	.68%	.68%	.81%	.78%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$6,846	$15,799	$17,388	$18,548	$19,330
Portfolio turnover rateH	63%	42%I	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class C

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$99.27	$86.32	$84.28	$73.75	$66.71
Income from Investment Operations
Net investment income (loss)B	.63	.65	.75	.65	.68
Net realized and unrealized gain (loss)	(4.75)	16.93	7.36	11.55	8.59
Total from investment operations	(4.12)	17.58	8.11	12.20	9.27
Distributions from net investment income	(.65)	(.65)	(.84)	(.53)	(.59)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(7.38)C	(4.63)	(6.07)D	(1.67)	(2.23)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$87.77	$99.27	$86.32	$84.28	$73.75
Total ReturnF,G	(4.23)%	21.03%	9.70%	16.73%	14.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.80%	1.80%	1.82%	1.83%	1.85%
Expenses net of fee waivers, if any	1.80%	1.80%	1.82%	1.83%	1.85%
Expenses net of all reductions	1.79%	1.80%	1.81%	1.82%	1.84%
Net investment income (loss)	.69%	.70%	.85%	.83%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$250,576	$228,151	$164,669	$134,966	$102,321
Portfolio turnover rateJ	63%	42%K	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$102.03	$88.51	$86.17	$75.29	$67.98
Income from Investment Operations
Net investment income (loss)B	1.61	1.64	1.69	1.48	1.42
Net realized and unrealized gain (loss)	(4.89)	17.40	7.55	11.82	8.76
Total from investment operations	(3.28)	19.04	9.24	13.30	10.18
Distributions from net investment income	(1.55)	(1.54)	(1.66)	(1.28)	(1.24)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.27)	(5.52)	(6.90)	(2.42)	(2.87)C
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$90.48	$102.03	$88.51	$86.17	$75.29
Total ReturnE	(3.25)%	22.27%	10.82%	17.94%	15.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.81%	.83%
Expenses net of all reductions	.76%	.77%	.79%	.80%	.82%
Net investment income (loss)	1.72%	1.73%	1.88%	1.85%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,039,983	$2,173,970	$1,328,594	$1,425,055	$1,202,440
Portfolio turnover rateH	63%	42%I	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class I

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$101.91	$88.33	$85.92	$75.14	$67.84
Income from Investment Operations
Net investment income (loss)B	1.60	1.59	1.66	1.45	1.39
Net realized and unrealized gain (loss)	(4.89)	17.40	7.53	11.79	8.73
Total from investment operations	(3.29)	18.99	9.19	13.24	10.12
Distributions from net investment income	(1.55)	(1.44)	(1.54)	(1.32)	(1.19)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.28)C	(5.41)D	(6.78)	(2.46)	(2.82)E
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$90.34	$101.91	$88.33	$85.92	$75.14
Total ReturnG	(3.26)%	22.26%	10.80%	17.90%	15.24%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.80%	.82%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.80%	.82%	.85%	.87%
Expenses net of all reductions	.77%	.80%	.82%	.84%	.87%
Net investment income (loss)	1.71%	1.70%	1.85%	1.81%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$216,836	$198,538	$154,271	$378,731	$163,544
Portfolio turnover rateJ	63%	42%K	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$692,134,097
Gross unrealized depreciation	(101,955,004)
Net unrealized appreciation (depreciation) on securities	$590,179,093
Tax Cost	$2,549,285,220

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,689,383
Undistributed long-term capital gain	$20,340,712
Net unrealized appreciation (depreciation) on securities and other investments	$590,130,872

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$74,502,566	$ 43,895,099
Long-term Capital Gains	170,400,035	98,122,718
Total	$244,902,601	$ 142,017,817

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,808,424,320 and $1,779,392,270, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,045,882	$–
Class T	.25%	.25%	375,890	–
Class B	.75%	.25%	112,537	84,403
Class C	.75%	.25%	2,315,175	557,247
			$3,849,484	$641,650

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$336,934
Class T	43,845
Class B(a)	2,345
Class C(a)	32,125
$415,249

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$829,869.20
Class T	169,721.23
Class B	24,522.22
Class C	467,790.20
Consumer Staples	3,352,990.17
Class I	336,927.18
	$ 5,181,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,509 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,139 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,728.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $115,438 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expense by $120.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,509 and a portion of class-level operating expenses as follows:

Amount
Class A	$7,870
Class T	1,516
Class B	395
Class C	4,058
Consumer Staples	37,669
Class I	6,663
$58,171

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 29,	2016	2015
From net investment income
Class A	$5,892,374	$4,812,004
Class T	832,225	776,331
Class B	21,356	83,556
Class C	1,681,417	1,335,126
Consumer Staples	30,907,531	29,856,743
Class I	3,093,118	2,754,772
Total	$42,428,021	$39,618,532
From net realized gain
Class A	$29,492,766	$14,768,867
Class T	5,430,950	2,841,831
Class B	809,700	743,976
Class C	16,753,262	7,778,566
Consumer Staples	136,504,977	65,408,817
Class I	13,482,925	10,857,228
Total	$202,474,580	$102,399,285

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	1,973,363	1,066,097	$181,606,150	$101,322,941
Reinvestment of distributions	372,764	205,710	34,290,264	18,829,531
Shares redeemed	(1,195,463)	(931,333)	(110,798,612)	(86,559,239)
Net increase (decrease)	1,150,664	340,474	$105,097,802	$33,593,233
Class T
Shares sold	197,944	215,514	$18,205,532	$20,203,421
Reinvestment of distributions	66,110	38,102	6,055,600	3,463,287
Shares redeemed	(214,470)	(146,712)	(19,884,944)	(13,666,581)
Net increase (decrease)	49,584	106,904	$4,376,188	$10,000,127
Class B
Shares sold	4,002	7,270	$364,996	$675,777
Reinvestment of distributions	8,400	8,161	777,774	730,673
Shares redeemed	(93,279)	(57,733)	(8,496,255)	(5,359,510)
Net increase (decrease)	(80,877)	(42,302)	$(7,353,485)	$(3,953,060)
Class C
Shares sold	926,964	636,469	$84,032,895	$59,593,472
Reinvestment of distributions	181,545	86,847	16,369,686	7,772,854
Shares redeemed	(551,638)	(332,705)	(49,873,026)	(30,479,924)
Net increase (decrease)	556,871	390,611	$50,529,555	$36,886,402
Consumer Staples
Shares sold	5,277,258	8,889,529	$487,809,315	$838,041,591
Reinvestment of distributions	1,736,133	985,926	161,200,153	91,713,079
Shares redeemed	(5,774,399)	(3,580,043)	(543,103,364)	(340,719,360)
Net increase (decrease)	1,238,992	6,295,412	$105,906,104	$589,035,310
Class I
Shares sold	1,318,941	3,870,748(a)	$121,982,188	$354,438,000(a)
Reinvestment of distributions	148,325	135,150	13,734,363	12,187,732
Shares redeemed	(1,015,396)	(3,804,175)(b)	(94,824,368)	(345,400,883)(b)
Net increase (decrease)	451,870	201,723	$40,892,183	$21,224,849

 (a) Amount includes in-kind exchanges.

 (b) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Fidelity Advisor® Gold Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	(2.00)%	(17.95)%	(2.51)%

 The initial offering of Class I shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Gold Fund - Class I on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class I.

Period Ending Values
$7,752	Fidelity Advisor® Gold Fund - Class I
$18,666	S&P 500® Index

Fidelity Advisor® Gold Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  For the year, the fund's share classes (excluding sales charges, if applicable) posted a modestly negative return that straddled the -2.37% result of the S&P® Global BMI Gold Capped Index and solidly outperformed the broadly based S&P 500® index. The fund outdistanced the -11.96% return of the global MSCI ACWI (All Country World Index) Index, an additional comparison used given the fund's global mandate. For most of the period, gold stocks were overcome by market concerns about the supposedly imminent interest rate hikes that investors believed the U.S. Federal Reserve was on a pathway to deliver. The gold price rebounded from its December lows after the Fed increased the fed funds rate by a quarter percentage point. Versus the industry benchmark, performance was helped by overweighting outperforming stocks such as Detour Gold, Randgold Resources, Torex Gold Resources, Premier Gold Mines, OceanaGold and Guyana Goldfields. Underweighting underperforming names such as Goldcorp and Compania de Minas Buenaventura also boosted results. A roughly 11% exposure, on average, to gold and silver bullion buoyed performance as well, especially in the period's extreme downturns. Lastly, the fund's foreign holdings helped, despite headwinds from a rising U.S. dollar. Conversely, we were hurt by underweightings in stocks that outperformed. Relative detractors included Sibanye Gold, Centamin, Harmony Gold Mining, Polyus Gold International and Zijin Mining Group. I sold Centamin and Polyus from the fund by period end. To a lesser extent, we also were hurt by overweightings in companies that underperformed, including B2Gold, Eldorado Gold and Argonaut Gold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Gold Bullion	11.0	5.2
Randgold Resources Ltd. sponsored ADR	7.9	7.8
Newcrest Mining Ltd.	5.8	5.6
Newmont Mining Corp.	5.8	4.5
Goldcorp, Inc.	5.7	8.0
Franco-Nevada Corp.	5.6	6.3
Agnico Eagle Mines Ltd. (Canada)	4.9	5.6
Barrick Gold Corp.	4.1	3.2
Silver Bullion	3.8	5.3
AngloGold Ashanti Ltd. sponsored ADR	3.2	3.0
	57.8

Top Industries (% of fund's net assets)

As of February 29, 2016
Gold	81.2%
Commodities & Related Investments*	14.8%
Precious Metals & Minerals	1.0%
Silver	0.7%
Construction Materials	0.2%
Diversified Metals & Mining	0.1%
All Others*	2.0%

 * Includes gold bullion and/or silver bullion.

As of August 31, 2015
Gold	87.1%
Commodities & Related Investments *	10.5%
Precious Metals & Minerals	1.1%
Silver	0.7%
Diversified Metals & Mining	0.2%
All Others*	0.4%

 * Includes gold bullion and/or silver bullion.

* Includes short-term investments and net other assets (liabilities).

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Canada	49.6%
United States of America*	25.3%
Australia	7.9%
Bailiwick of Jersey	7.9%
South Africa	6.7%
China	0.8%
United Kingdom	0.7%
Cayman Islands	0.6%
Peru	0.5%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2015
Canada	57.9%
United States of America*	18.7%
Bailiwick of Jersey	8.4%
Australia	7.4%
South Africa	5.6%
United Kingdom	0.7%
Peru	0.7%
Cayman Islands	0.4%
China	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 83.2%
	Shares	Value
Australia - 7.9%
Metals & Mining - 7.9%
Gold - 7.9%
Evolution Mining Ltd.	352,543	$440,348
Medusa Mining Ltd. (a)(b)	1,228,595	539,299
Newcrest Mining Ltd. (b)	5,814,753	72,999,912
Northern Star Resources Ltd.	4,351,118	12,111,881
Perseus Mining Ltd.:
(Australia) (b)	1,717,134	453,474
(Canada) (b)	1,300,000	350,702
Regis Resources Ltd.	2,107,191	3,880,340
Resolute Mng Ltd. (b)	2,390,161	955,347
Saracen Mineral Holdings Ltd. (b)	8,462,787	5,889,306
Silver Lake Resources Ltd. (a)(b)	4,145,985	961,739
St Barbara Ltd. (b)	650,000	869,883
		99,452,231
Bailiwick of Jersey - 7.9%
Metals & Mining - 7.9%
Gold - 7.9%
Randgold Resources Ltd. sponsored ADR (a)	1,088,395	99,316,044
Bermuda - 0.0%
Metals & Mining - 0.0%
Steel - 0.0%
African Minerals Ltd. (a)(b)	1,718,700	24
Canada - 49.6%
Metals & Mining - 49.6%
Diversified Metals & Mining - 0.1%
Ivanhoe Mines Ltd. (b)	3,101,200	1,558,622
True Gold Mining, Inc. (b)	171,000	48,027
		1,606,649
Gold - 47.8%
Agnico Eagle Mines Ltd. (Canada)	1,741,501	61,280,756
Alacer Gold Corp. (b)	1,656,963	3,318,825
Alamos Gold, Inc.	2,232,987	10,232,461
Argonaut Gold, Inc. (b)	5,673,162	6,876,560
B2Gold Corp. (b)	28,725,793	32,059,089
Barrick Gold Corp.	3,737,469	51,932,311
Centerra Gold, Inc.	483,300	2,657,614
Continental Gold, Inc. (b)(c)	7,063,900	7,779,166
Detour Gold Corp. (b)	1,623,100	25,564,125
Detour Gold Corp. (b)(d)	785,900	12,378,070
Eldorado Gold Corp.	8,859,235	26,518,774
Franco-Nevada Corp.	1,169,000	69,768,477
Goldcorp, Inc. (a)	4,963,800	71,320,231
Guyana Goldfields, Inc. (b)	4,281,800	13,766,319
Guyana Goldfields, Inc. (b)(d)	155,000	498,337
IAMGOLD Corp. (a)(b)	837,100	2,029,333
Integra Gold Corp. (b)	35,000	10,218
Kinross Gold Corp. (b)	1,998,891	5,850,413
Kirkland Lake Gold, Inc. (b)	1,512,400	9,132,526
Klondex Mines Ltd. (b)	96,000	256,142
Lake Shore Gold Corp. (b)	2,661,600	3,580,275
New Gold, Inc. (b)	8,862,675	30,000,777
Novagold Resources, Inc. (a)(b)	1,559,100	7,720,599
OceanaGold Corp.	9,214,832	25,471,893
Osisko Gold Royalties Ltd.	473,793	4,892,009
Pilot Gold, Inc. (b)	1,418,150	461,187
Premier Gold Mines Ltd. (b)(c)	10,803,622	25,711,502
Pretium Resources, Inc. (a)(b)	1,077,052	5,031,019
Pretium Resources, Inc. (b)(d)	225,000	1,050,998
Primero Mining Corp. (a)(b)	2,287,100	3,752,670
Richmont Mines, Inc. (b)	92,800	433,478
Sandstorm Gold Ltd. (b)	578,875	1,724,217
Seabridge Gold, Inc. (a)(b)	853,207	7,858,036
SEMAFO, Inc. (b)	4,307,900	15,283,016
Teranga Gold Corp. (a)(b)	85,000	35,809
Teranga Gold Corp. CDI unit (b)	3,338,072	1,358,053
Torex Gold Resources, Inc. (b)	24,995,500	33,253,437
Yamana Gold, Inc.	6,445,920	18,246,765
		599,095,487
Precious Metals & Minerals - 1.0%
Gold Standard Ventures Corp. (b)	2,175,400	2,009,793
Tahoe Resources, Inc.	1,138,582	10,527,466
		12,537,259
Silver - 0.7%
MAG Silver Corp. (b)	414,200	2,948,075
Silver Wheaton Corp.	395,200	6,233,236
		9,181,311
TOTAL METALS & MINING		622,420,706
Cayman Islands - 0.6%
Metals & Mining - 0.6%
Gold - 0.6%
Endeavour Mining Corp. (b)	828,840	7,436,894
China - 0.8%
Metals & Mining - 0.8%
Gold - 0.8%
Zijin Mining Group Co. Ltd. (H Shares)	32,876,000	9,848,366
Peru - 0.5%
Metals & Mining - 0.5%
Gold - 0.5%
Compania de Minas Buenaventura SA sponsored ADR (b)	1,072,228	5,597,030
South Africa - 6.7%
Metals & Mining - 6.7%
Gold - 6.7%
AngloGold Ashanti Ltd. sponsored ADR (b)	3,119,908	40,621,202
Gold Fields Ltd. sponsored ADR	4,726,126	20,180,558
Harmony Gold Mining Co. Ltd. (b)	1,484,000	4,807,735
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(b)	1,812,900	5,910,054
Sibanye Gold Ltd. ADR	865,006	12,430,136
		83,949,685
United Kingdom - 0.7%
Metals & Mining - 0.7%
Gold - 0.7%
Acacia Mining PLC	2,657,994	9,182,231
United States of America - 8.5%
Construction Materials - 0.2%
Construction Materials - 0.2%
Eagle Materials, Inc.	50,500	3,051,212
Metals & Mining - 8.3%
Gold - 8.3%
McEwen Mining, Inc. (a)	579,110	1,059,771
Newmont Mining Corp.	2,795,900	72,218,097
Royal Gold, Inc.	656,513	30,442,508
		103,720,376

TOTAL UNITED STATES OF AMERICA		106,771,588

TOTAL COMMON STOCKS
(Cost $1,235,860,010)		1,043,974,799
	Troy Ounces

Commodities - 14.8%
Gold Bullion (b)	111,510	138,222,221
Silver Bullion (b)	3,162,000	47,146,052
TOTAL COMMODITIES
(Cost $196,019,406)		185,368,273
	Shares

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.40% (e)	35,782,221	35,782,221
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	19,998,096	19,998,096
TOTAL MONEY MARKET FUNDS
(Cost $55,780,317)		55,780,317
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $1,487,659,733)		1,285,123,389
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(30,961,190)
NET ASSETS - 100%		$1,254,162,199

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,927,405 or 1.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,524
Fidelity Securities Lending Cash Central Fund	260,688
Total	$285,212

Consolidated Subsidiary

	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$116,684,748	$115,940,297	$42,608,630	$--	$185,320,085

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Continental Gold, Inc. (formerly Continental Gold Ltd.)	$7,850,572	$2,894,378	$--	$--	$7,779,166
Endeavour Mining Corp.	3,968,035	11,431	--	--	--
Premier Gold Mines Ltd.	20,747,454	1,036,932	421,766	--	25,711,502
Total	$32,566,061	$3,942,741	$421,766	$--	$33,490,668

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,043,974,799	$966,167,128	$77,807,647	$24
Commodities	185,368,273	185,368,273	--	--
Money Market Funds	55,780,317	55,780,317	--	--
Total Investments in Securities:	$1,285,123,389	$1,207,315,718	$77,807,647	$24

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Consolidated Financial Statements:

Transfers	Total
Level 1 to Level 2	$69,980,874
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $19,733,536) — See accompanying schedule: Unaffiliated issuers (cost $1,178,084,778)	$1,010,484,131
Fidelity Central Funds (cost $55,780,317)	55,780,317
Commodities (cost $196,019,406)	185,368,273
Other affiliated issuers (cost $57,775,232)	33,490,668
Total Investments (cost $1,487,659,733)		$1,285,123,389
Receivable for investments sold		6,797,261
Receivable for fund shares sold		5,565,691
Dividends receivable		509,903
Distributions receivable from Fidelity Central Funds		34,747
Prepaid expenses		2,927
Other receivables		62,068
Total assets		1,298,095,986
Liabilities
Payable for investments purchased	$18,108,935
Payable for fund shares redeemed	4,873,656
Accrued management fee	506,531
Distribution and service plan fees payable	54,799
Other affiliated payables	249,139
Other payables and accrued expenses	142,631
Collateral on securities loaned, at value	19,998,096
Total liabilities		43,933,787
Net Assets		$1,254,162,199
Net Assets consist of:
Paid in capital		$2,708,861,690
Accumulated net investment loss		(13,704)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,252,131,751)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(202,554,036)
Net Assets		$1,254,162,199
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($53,509,144 ÷ 3,023,298 shares)		$17.70
Maximum offering price per share (100/94.25 of $17.70)		$18.78
Class T:
Net Asset Value and redemption price per share ($17,719,589 ÷ 1,019,901 shares)		$17.37
Maximum offering price per share (100/96.50 of $17.37)		$18.00
Class B:
Net Asset Value and offering price per share ($1,387,809 ÷ 82,864 shares)(a)		$16.75
Class C:
Net Asset Value and offering price per share ($52,732,246 ÷ 3,160,888 shares)(a)		$16.68
Gold:
Net Asset Value, offering price and redemption price per share ($1,076,206,149 ÷ 59,384,404 shares)		$18.12
Class I:
Net Asset Value, offering price and redemption price per share ($52,607,262 ÷ 2,901,278 shares)		$18.13

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,600,661
Income from Fidelity Central Funds		285,212
Income before foreign taxes withheld		7,885,873
Less foreign taxes withheld		(825,677)
Total income		7,060,196
Expenses
Management fee	$5,414,585
Transfer agent fees	2,620,065
Distribution and service plan fees	541,896
Accounting and security lending fees	443,034
Custodian fees and expenses	282,703
Independent trustees' compensation	16,899
Registration fees	124,224
Audit	68,140
Legal	10,887
Miscellaneous	13,130
Total expenses before reductions	9,535,563
Expense reductions	(362,326)	9,173,237
Net investment income (loss)		(2,113,041)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(155,210,150)
Other affiliated issuers	(648,863)
Commodities	(7,003,431)
Foreign currency transactions	1,660,481
Total net realized gain (loss)		(161,201,963)
Change in net unrealized appreciation (depreciation) on: Investments	155,642,129
Assets and liabilities in foreign currencies	(18,709)
Commodities	2,764,458
Total change in net unrealized appreciation (depreciation)		158,387,878
Net gain (loss)		(2,814,085)
Net increase (decrease) in net assets resulting from operations		$(4,927,126)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,113,041)	$(3,405,899)
Net realized gain (loss)	(161,201,963)	(231,533,739)
Change in net unrealized appreciation (depreciation)	158,387,878	(19,537,556)
Net increase (decrease) in net assets resulting from operations	(4,927,126)	(254,477,194)
Share transactions - net increase (decrease)	137,310,705	(124,744,949)
Redemption fees	180,108	222,335
Total increase (decrease) in net assets	132,563,687	(378,999,808)
Net Assets
Beginning of period	1,121,598,512	1,500,598,320
End of period (including accumulated net investment loss of $13,704 and accumulated net investment loss of $19,281, respectively)	$1,254,162,199	$1,121,598,512

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$22.01	$30.25	$45.37	$50.92
Income from Investment Operations
Net investment income (loss)B	(.06)	(.10)	–C	.07	(.13)
Net realized and unrealized gain (loss)	(.35)	(3.80)	(8.25)	(15.19)	(2.83)
Total from investment operations	(.41)	(3.90)	(8.25)	(15.12)	(2.96)
Distributions from net realized gain	–	–	–	–	(2.59)
Total distributions	–	–	–	–	(2.59)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$17.70	$18.11	$22.01	$30.25	$45.37
Total ReturnD,E	(2.26)%	(17.72)%	(27.24)%	(33.33)%	(6.24)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.23%	1.21%	1.18%	1.14%
Expenses net of fee waivers, if any	1.20%	1.19%	1.19%	1.17%	1.14%
Expenses net of all reductions	1.20%	1.19%	1.18%	1.17%	1.14%
Net investment income (loss)	(.44)%	(.51)%	- %H	.18%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$53,509	$46,898	$60,270	$101,202	$152,969
Portfolio turnover rateI	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.83	$21.73	$29.95	$45.04	$50.68
Income from Investment Operations
Net investment income (loss)B	(.11)	(.15)	(.06)	(.03)	(.27)
Net realized and unrealized gain (loss)	(.35)	(3.75)	(8.17)	(15.06)	(2.80)
Total from investment operations	(.46)	(3.90)	(8.23)	(15.09)	(3.07)
Distributions from net realized gain	–	–	–	–	(2.57)
Total distributions	–	–	–	–	(2.57)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$17.37	$17.83	$21.73	$29.95	$45.04
Total ReturnD,E	(2.58)%	(17.95)%	(27.45)%	(33.50)%	(6.49)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.50%	1.49%	1.45%	1.43%
Expenses net of fee waivers, if any	1.48%	1.46%	1.47%	1.44%	1.42%
Expenses net of all reductions	1.48%	1.46%	1.46%	1.44%	1.42%
Net investment income (loss)	(.72)%	(.79)%	(.28)%	(.09)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$17,720	$16,200	$18,402	$24,913	$40,664
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.27	$21.14	$29.27	$44.24	$50.02
Income from Investment Operations
Net investment income (loss)B	(.17)	(.24)	(.16)	(.21)	(.49)
Net realized and unrealized gain (loss)	(.35)	(3.63)	(7.98)	(14.76)	(2.76)
Total from investment operations	(.52)	(3.87)	(8.14)	(14.97)	(3.25)
Distributions from net realized gain	–	–	–	–	(2.53)
Total distributions	–	–	–	–	(2.53)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$16.75	$17.27	$21.14	$29.27	$44.24
Total ReturnD,E	(3.01)%	(18.31)%	(27.78)%	(33.84)%	(6.95)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.98%	1.97%	1.95%	1.93%	1.90%
Expenses net of fee waivers, if any	1.94%	1.93%	1.93%	1.92%	1.90%
Expenses net of all reductions	1.94%	1.93%	1.93%	1.91%	1.90%
Net investment income (loss)	(1.18)%	(1.26)%	(.75)%	(.57)%	(1.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,388	$2,461	$4,373	$9,423	$20,894
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$17.20	$21.06	$29.15	$44.05	$49.81
Income from Investment Operations
Net investment income (loss)B	(.16)	(.23)	(.16)	(.20)	(.47)
Net realized and unrealized gain (loss)	(.36)	(3.63)	(7.94)	(14.70)	(2.76)
Total from investment operations	(.52)	(3.86)	(8.10)	(14.90)	(3.23)
Distributions from net realized gain	–	–	–	–	(2.53)
Total distributions	–	–	–	–	(2.53)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$16.68	$17.20	$21.06	$29.15	$44.05
Total ReturnD,E	(3.02)%	(18.33)%	(27.75)%	(33.83)%	(6.93)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.97%	1.96%	1.96%	1.93%	1.87%
Expenses net of fee waivers, if any	1.93%	1.92%	1.94%	1.92%	1.87%
Expenses net of all reductions	1.93%	1.92%	1.93%	1.91%	1.87%
Net investment income (loss)	(1.17)%	(1.25)%	(.76)%	(.57)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,732	$39,429	$33,811	$37,787	$67,996
Portfolio turnover rateH	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$22.41	$30.72	$45.96	$51.44
Income from Investment Operations
Net investment income (loss)B	(.03)	(.04)	.06	.16	(.02)
Net realized and unrealized gain (loss)	(.35)	(3.87)	(8.38)	(15.40)	(2.85)
Total from investment operations	(.38)	(3.91)	(8.32)	(15.24)	(2.87)
Distributions from net realized gain	–	–	–	–	(2.61)
Total distributions	–	–	–	–	(2.61)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$18.12	$18.50	$22.41	$30.72	$45.96
Total ReturnD	(2.05)%	(17.45)%	(27.05)%	(33.16)%	(6.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.97%	.94%	.94%	.93%	.89%
Expenses net of fee waivers, if any	.93%	.90%	.92%	.92%	.89%
Expenses net of all reductions	.93%	.90%	.91%	.92%	.89%
Net investment income (loss)	(.17)%	(.22)%	.27%	.43%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,076,206	$992,944	$1,275,913	$2,301,019	$3,924,440
Portfolio turnover rateG	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights — Gold Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$22.41	$30.69	$45.87	$51.32
Income from Investment Operations
Net investment income (loss)B	(.02)	(.04)	.07	.20	.02
Net realized and unrealized gain (loss)	(.35)	(3.87)	(8.36)	(15.38)	(2.85)
Total from investment operations	(.37)	(3.91)	(8.29)	(15.18)	(2.83)
Distributions from net realized gain	–	–	–	–	(2.62)
Total distributions	–	–	–	–	(2.62)
Redemption fees added to paid in capitalB	–C	–C	.01	–C	–C
Net asset value, end of period	$18.13	$18.50	$22.41	$30.69	$45.87
Total ReturnD	(2.00)%	(17.45)%	(26.98)%	(33.09)%	(5.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.90%	.87%	.84%	.82%
Expenses net of fee waivers, if any	.88%	.86%	.85%	.83%	.81%
Expenses net of all reductions	.88%	.86%	.84%	.82%	.81%
Net investment income (loss)	(.12)%	(.18)%	.34%	.52%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$52,607	$23,667	$107,830	$128,262	$168,548
Portfolio turnover rateG	20%	20%	56%	18%	22%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 29, 2016

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $185,320,085 in the Subsidiary, representing 14.8% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$175,385,332
Gross unrealized depreciation	(530,042,755)
Net unrealized appreciation (depreciation) on securities	$(354,657,423)
Tax Cost	$1,639,732,624

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,636,474
Capital loss carryforward	$(1,152,602,929)
Net unrealized appreciation (depreciation) on securities and other investments	$(354,660,525)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(137,035,055)
Long-term	(1,015,567,874)
Total capital loss carryforward	$(1,152,602,929)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $308,152,319 and $183,244,812, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$97,126	$–
Class T	.25%	.25%	67,784	–
Class B	.75%	.25%	15,769	11,827
Class C	.75%	.25%	361,217	94,153
			$541,896	$105,980

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30,057
Class T	7,972
Class B(a)	1,554
Class C(a)	9,782
$49,365

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$115,271.30
Class T	45,054.33
Class B	4,675.30
Class C	101,686.28
Gold	2,293,659.28
Class I	59,720.24
	$ 2,620,065

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,119 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,237 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $260,688.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $318,965.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,135 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,985 and a portion of class-level operating expenses as follows:

Amount
Class A	$99
Class T	28
Class B	4
Class C	395
Gold	23,242
Class I	1,473
$ 25,241

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	1,535,243	1,014,651	$23,173,408	$20,366,842
Shares redeemed	(1,100,912)	(1,163,476)	(16,009,093)	(22,763,258)
Net increase (decrease)	434,331	(148,825)	$7,164,315	$(2,396,416)
Class T
Shares sold	373,972	317,888	$5,610,984	$6,202,712
Shares redeemed	(262,516)	(256,267)	(3,867,307)	(4,926,125)
Net increase (decrease)	111,456	61,621	$1,743,677	$1,276,587
Class B
Shares sold	6,237	6,743	$87,905	$129,320
Shares redeemed	(65,868)	(71,044)	(948,946)	(1,326,720)
Net increase (decrease)	(59,631)	(64,301)	$(861,041)	$(1,197,400)
Class C
Shares sold	1,382,064	1,131,151	$19,834,455	$21,162,781
Shares redeemed	(513,567)	(444,470)	(7,072,215)	(8,210,673)
Net increase (decrease)	868,497	686,681	$12,762,240	$12,952,108
Gold
Shares sold	25,445,576	22,066,731	$393,817,498	$446,680,830
Shares redeemed	(19,739,546)	(25,311,740)	(303,052,757)	(508,417,315)
Net increase (decrease)	5,706,030	(3,245,009)	$90,764,741	$(61,736,485)
Class I
Shares sold	2,727,491	1,547,691	$42,106,104	$33,198,070
Shares redeemed	(1,105,474)	(5,080,368)	(16,369,331)	(106,841,413)
Net increase (decrease)	1,622,017	(3,532,677)	$25,736,773	$(73,643,343)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Materials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	(19.79)%	1.83%	7.14%

 The initial offering of Class I shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund.

 Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Materials Fund - Class I on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class I.

Period Ending Values
$19,935	Fidelity Advisor® Materials Fund - Class I
$18,666	S&P 500® Index

Fidelity Advisor® Materials Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -17.90% return of the MSCI U.S. IMI Materials 25/50 Index. Materials stocks also lagged the S&P 500® index, weighed down by weak-performing categories such as diversified metals & mining and fertilizers & agricultural chemicals. Versus the MSCI index, stock selection and a sizable overweighting in paper-packaging stocks detracted from the fund’s results, as did our picks in construction materials and diversified chemicals, and an underweighting in industrial gases. Paper-packaging stock WestRock was by far our biggest detractor, as well as the fund’s third-largest holding at period end and a sizable overweighting. Fundamentals for the firm’s chemicals segment weakened as a result of lower oil prices, which hampered the stock. Another detractor versus the index was a large underweighting in index heavyweight Dow Chemical, which managed a modest gain this period. Not owning index component Airgas in November, when the company received a buyout bid from France-based industrial gases provider Air Liquide, also worked against us. Conversely, underweighting diversified metals & mining, the weakest group in the MSCI index, and avoiding aluminum shares bolstered relative results. The fund’s top relative contributor was Freeport-McMoRan, an index name that returned -64%. I sold our token stake in this natural resources provider in February 2015, just before the period began. Our overweighted stake in specialty chemicals contributor Cytec Industries also contributed. The company makes composites and other materials for aerospace and industrial customers. I established this position in March, and the stock had a nice move in July, after the company announced it had entered into a merger agreement with Brussels-based Solvay, a global chemical company. I liquidated our stake in Cytec soon after to pursue opportunities I thought had more upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	14.6	9.4
Eastman Chemical Co.	8.9	8.0
WestRock Co.	8.5	9.2
Monsanto Co.	7.3	9.6
LyondellBasell Industries NV Class A	6.2	7.2
Graphic Packaging Holding Co.	5.3	3.8
Ecolab, Inc.	5.2	6.4
The Dow Chemical Co.	4.9	0.0
PPG Industries, Inc.	4.9	4.9
Eagle Materials, Inc.	4.8	4.6
	70.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Chemicals	71.1%
Containers & Packaging	19.4%
Construction Materials	4.8%
Metals & Mining	1.8%
Building Products	1.1%
All Others*	1.8%

As of August 31, 2015
Chemicals	63.5%
Containers & Packaging	21.6%
Metals & Mining	5.2%
Construction Materials	4.6%
Paper & Forest Products	1.5%
All Others*	3.6%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Materials Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Building Products - 1.1%
Building Products - 1.1%
GCP Applied Technologies, Inc. (a)	797,440	$14,138,611
Chemicals - 71.1%
Commodity Chemicals - 7.3%
LyondellBasell Industries NV Class A	1,016,696	81,549,186
Orion Engineered Carbons SA	1,134,534	14,578,762
		96,127,948
Diversified Chemicals - 28.6%
E.I. du Pont de Nemours & Co.	3,171,200	193,030,945
Eastman Chemical Co.	1,824,548	117,044,754
Olin Corp.	140,600	2,131,496
The Dow Chemical Co.	1,343,300	65,297,813
		377,505,008
Fertilizers & Agricultural Chemicals - 11.8%
Agrium, Inc.	146,500	12,615,458
CF Industries Holdings, Inc.	903,610	32,945,621
Monsanto Co.	1,071,630	96,435,984
Potash Corp. of Saskatchewan, Inc.	833,300	14,122,372
		156,119,435
Specialty Chemicals - 23.4%
Ashland, Inc.	476,300	45,386,627
Ecolab, Inc.	664,424	68,136,681
Frutarom Industries Ltd.	270,296	13,977,842
NewMarket Corp.	58,129	21,225,223
PPG Industries, Inc.	669,400	64,617,182
Valspar Corp.	621,100	48,594,864
W.R. Grace & Co. (a)	699,640	48,093,254
		310,031,673

TOTAL CHEMICALS		939,784,064

Construction Materials - 4.8%
Construction Materials - 4.8%
Eagle Materials, Inc.	1,052,715	63,605,040
Containers & Packaging - 19.4%
Metal & Glass Containers - 4.3%
Ball Corp.	855,170	56,637,909
Paper Packaging - 15.1%
Graphic Packaging Holding Co.	5,639,795	69,538,672
Sealed Air Corp.	380,400	17,395,692
WestRock Co.	3,342,919	112,890,375
		199,824,739

TOTAL CONTAINERS & PACKAGING		256,462,648

Energy Equipment & Services - 0.1%
Oil & Gas Equipment & Services - 0.1%
Aspen Aerogels, Inc. (a)	340,453	1,242,653
Metals & Mining - 1.8%
Diversified Metals & Mining - 1.8%
Compass Minerals International, Inc.	340,800	23,119,872
TOTAL COMMON STOCKS
(Cost $1,255,329,095)		1,298,352,888

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 0.40% (b)
(Cost $19,504,253)	19,504,253	19,504,253
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $1,274,833,348)		1,317,857,141
NET OTHER ASSETS (LIABILITIES) - 0.2%		3,053,922
NET ASSETS - 100%		$1,320,911,063

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,726
Fidelity Securities Lending Cash Central Fund	89,068
Total	$127,794

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$10,127,522	$--	$7,035,841	$--	$--
Total	$10,127,522	$--	$7,035,841	$--	$--

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
Netherlands	6.2%
Canada	2.0%
Luxembourg	1.1%
Israel	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,255,329,095)	$1,298,352,888
Fidelity Central Funds (cost $19,504,253)	19,504,253
Total Investments (cost $1,274,833,348)		$1,317,857,141
Receivable for investments sold		26,728,214
Receivable for fund shares sold		2,004,012
Dividends receivable		2,889,783
Distributions receivable from Fidelity Central Funds		1,712
Prepaid expenses		6,204
Other receivables		54,626
Total assets		1,349,541,692
Liabilities
Payable for investments purchased	$24,989,520
Payable for fund shares redeemed	2,558,256
Accrued management fee	592,501
Distribution and service plan fees payable	110,741
Other affiliated payables	287,993
Other payables and accrued expenses	91,618
Total liabilities		28,630,629
Net Assets		$1,320,911,063
Net Assets consist of:
Paid in capital		$1,314,144,629
Distributions in excess of net investment income		(45,053)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,212,306)
Net unrealized appreciation (depreciation) on investments		43,023,793
Net Assets		$1,320,911,063
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($202,746,868 ÷ 3,221,442 shares)		$62.94
Maximum offering price per share (100/94.25 of $62.94)		$66.78
Class T:
Net Asset Value and redemption price per share ($30,117,887 ÷ 481,737 shares)		$62.52
Maximum offering price per share (100/96.50 of $62.52)		$64.79
Class B:
Net Asset Value and offering price per share ($3,021,034 ÷ 49,306 shares)(a)		$61.27
Class C:
Net Asset Value and offering price per share ($66,895,988 ÷ 1,095,101 shares)(a)		$61.09
Materials:
Net Asset Value, offering price and redemption price per share ($711,984,554 ÷ 11,265,515 shares)		$63.20
Class I:
Net Asset Value, offering price and redemption price per share ($306,144,732 ÷ 4,853,795 shares)		$63.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$36,704,710
Interest		36
Income from Fidelity Central Funds		127,794
Total income		36,832,540
Expenses
Management fee	$9,399,943
Transfer agent fees	3,633,828
Distribution and service plan fees	1,795,819
Accounting and security lending fees	530,288
Custodian fees and expenses	34,030
Independent trustees' compensation	32,246
Registration fees	133,878
Audit	55,040
Legal	20,722
Miscellaneous	23,598
Total expenses before reductions	15,659,392
Expense reductions	(116,230)	15,543,162
Net investment income (loss)		21,289,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(352,968)
Other affiliated issuers	596,307
Foreign currency transactions	(63,699)
Total net realized gain (loss)		179,640
Change in net unrealized appreciation (depreciation) on investment securities		(394,277,283)
Net gain (loss)		(394,097,643)
Net increase (decrease) in net assets resulting from operations		$(372,808,265)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,289,378	$16,415,183
Net realized gain (loss)	179,640	140,995,843
Change in net unrealized appreciation (depreciation)	(394,277,283)	(115,351,730)
Net increase (decrease) in net assets resulting from operations	(372,808,265)	42,059,296
Distributions to shareholders from net investment income	(15,036,509)	(14,132,791)
Distributions to shareholders from net realized gain	(20,008,646)	(176,045,519)
Total distributions	(35,045,155)	(190,178,310)
Share transactions - net increase (decrease)	(326,507,843)	139,840,860
Redemption fees	36,485	59,111
Total increase (decrease) in net assets	(734,324,778)	(8,219,043)
Net Assets
Beginning of period	2,055,235,841	2,063,454,884
End of period (including distributions in excess of net investment income of $45,053 and distributions in excess of net investment income of $33,066, respectively)	$1,320,911,063	$2,055,235,841

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.43	$86.46	$73.44	$69.23	$69.96
Income from Investment Operations
Net investment income (loss)B	.79	.51	.36	.70	.40
Net realized and unrealized gain (loss)	(16.80)	1.05	14.56	5.69	(.35)
Total from investment operations	(16.01)	1.56	14.92	6.39	.05
Distributions from net investment income	(.58)	(.43)	(.30)	(.63)	(.40)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.48)C	(7.59)D	(1.90)	(2.18)	(.78)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.94	$80.43	$86.46	$73.44	$69.23
Total ReturnF,G	(20.01)%	2.20%	20.46%	9.40%	.21%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.06%	1.06%	1.10%	1.13%	1.13%
Expenses net of fee waivers, if any	1.06%	1.06%	1.10%	1.13%	1.13%
Expenses net of all reductions	1.06%	1.06%	1.09%	1.12%	1.13%
Net investment income (loss)	1.09%	.61%	.45%	1.02%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$202,747	$319,740	$336,777	$219,627	$157,781
Portfolio turnover rateJ	64%	76%K	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$79.95	$85.99	$73.05	$68.91	$69.68
Income from Investment Operations
Net investment income (loss)B	.56	.25	.12	.50	.21
Net realized and unrealized gain (loss)	(16.69)	1.06	14.48	5.66	(.35)
Total from investment operations	(16.13)	1.31	14.60	6.16	(.14)
Distributions from net investment income	(.40)	(.18)	(.06)	(.46)	(.25)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.30)C	(7.35)	(1.66)	(2.02)D	(.63)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.52	$79.95	$85.99	$73.05	$68.91
Total ReturnF,G	(20.27)%	1.90%	20.10%	9.10%	(.09)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.38%	1.37%	1.40%	1.42%	1.42%
Expenses net of fee waivers, if any	1.37%	1.37%	1.40%	1.42%	1.42%
Expenses net of all reductions	1.37%	1.37%	1.39%	1.41%	1.41%
Net investment income (loss)	.77%	.31%	.15%	.73%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$30,118	$45,252	$45,223	$37,860	$28,290
Portfolio turnover rateJ	64%	76%K	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$78.31	$84.63	$72.21	$68.13	$68.95
Income from Investment Operations
Net investment income (loss)B	.19	(.18)	(.28)	.16	(.11)
Net realized and unrealized gain (loss)	(16.32)	1.03	14.28	5.57	(.33)
Total from investment operations	(16.13)	.85	14.00	5.73	(.44)
Distributions from net investment income	–	–	–	(.10)	–
Distributions from net realized gain	(.91)	(7.17)	(1.58)	(1.55)	(.38)
Total distributions	(.91)	(7.17)	(1.58)	(1.65)	(.38)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$61.27	$78.31	$84.63	$72.21	$68.13
Total ReturnD,E	(20.67)%	1.35%	19.50%	8.55%	(.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.88%	1.89%	1.90%	1.92%	1.91%
Expenses net of fee waivers, if any	1.88%	1.89%	1.90%	1.92%	1.91%
Expenses net of all reductions	1.87%	1.89%	1.90%	1.91%	1.91%
Net investment income (loss)	.27%	(.22)%	(.36)%	.24%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,021	$6,487	$8,671	$10,218	$11,040
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$78.12	$84.38	$71.96	$67.98	$68.78
Income from Investment Operations
Net investment income (loss)B	.24	(.12)	(.23)	.18	(.10)
Net realized and unrealized gain (loss)	(16.28)	1.03	14.23	5.55	(.32)
Total from investment operations	(16.04)	.91	14.00	5.73	(.42)
Distributions from net investment income	(.08)	–	–	(.20)	–
Distributions from net realized gain	(.91)	(7.17)	(1.58)	(1.55)	(.38)
Total distributions	(.99)	(7.17)	(1.58)	(1.75)	(.38)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$61.09	$78.12	$84.38	$71.96	$67.98
Total ReturnD,E	(20.61)%	1.43%	19.56%	8.58%	(.55)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.82%	1.85%	1.89%	1.89%
Expenses net of fee waivers, if any	1.81%	1.82%	1.85%	1.89%	1.89%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.88%	1.89%
Net investment income (loss)	.34%	(.14)%	(.30)%	.26%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$66,896	$107,697	$106,879	$75,007	$58,296
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.77	$86.81	$73.68	$69.41	$70.11
Income from Investment Operations
Net investment income (loss)B	.98	.73	.58	.90	.60
Net realized and unrealized gain (loss)	(16.89)	1.05	14.63	5.71	(.37)
Total from investment operations	(15.91)	1.78	15.21	6.61	.23
Distributions from net investment income	(.76)	(.65)	(.48)	(.79)	(.55)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.66)C	(7.82)	(2.08)	(2.34)	(.93)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$63.20	$80.77	$86.81	$73.68	$69.41
Total ReturnE	(19.81)%	2.46%	20.80%	9.71%	.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.80%	.82%	.85%	.85%
Expenses net of fee waivers, if any	.81%	.80%	.82%	.85%	.85%
Expenses net of all reductions	.80%	.80%	.82%	.84%	.84%
Net investment income (loss)	1.34%	.87%	.73%	1.30%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$711,985	$1,107,689	$1,231,942	$1,146,782	$1,089,619
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Materials Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$80.60	$86.66	$73.57	$69.35	$70.05
Income from Investment Operations
Net investment income (loss)B	1.00	.74	.59	.90	.60
Net realized and unrealized gain (loss)	(16.86)	1.05	14.60	5.70	(.36)
Total from investment operations	(15.86)	1.79	15.19	6.60	.24
Distributions from net investment income	(.77)	(.68)	(.50)	(.83)	(.56)
Distributions from net realized gain	(.91)	(7.17)	(1.60)	(1.55)	(.38)
Total distributions	(1.67)C	(7.85)	(2.10)	(2.38)	(.94)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$63.07	$80.60	$86.66	$73.57	$69.35
Total ReturnE	(19.79)%	2.49%	20.81%	9.71%	.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.81%	.85%	.84%
Expenses net of fee waivers, if any	.78%	.78%	.81%	.85%	.84%
Expenses net of all reductions	.78%	.78%	.81%	.84%	.83%
Net investment income (loss)	1.37%	.89%	.74%	1.30%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$306,145	$468,371	$333,963	$246,696	$89,299
Portfolio turnover rateH	64%	76%I	53%	61%	94%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$171,131,096
Gross unrealized depreciation	(136,462,813)
Net unrealized appreciation (depreciation) on securities	$34,668,283
Tax Cost	$1,283,188,858

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$34,668,283

The Fund intends to elect to defer to its next fiscal year $26,553,392 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(199,630)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$(1,303,405)

The Fund acquired $1,303,405 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$15,036,509	$ 14,132,791
Long-term Capital Gains	20,008,646	176,045,519
Total	$35,045,155	$ 190,178,310

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,081,563,958 and $1,425,677,892, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$669,561	$–
Class T	.25%	.25%	187,278	–
Class B	.75%	.25%	45,667	34,250
Class C	.75%	.25%	893,313	121,122
			$1,795,819	$155,372

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63,199
Class T	4,994
Class B(a)	3,199
Class C(a)	13,325
$84,717

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$584,630.22
Class T	105,698.28
Class B	13,231.29
Class C	198,202.22
Materials	1,969,720.22
Class I	762,347.19
	$ 3,633,828

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,365 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,641 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,068.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $57,488 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,331 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,876
Class T	846
Class B	22
Class C	2,309
Materials	27,233
Class I	8,125
$45,411

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$1,939,569	$1,638,100
Class T	197,484	99,020
Class C	96,966	–
Materials	8,906,972	8,803,568
Class I	3,895,518	3,592,103
Total	$15,036,509	$14,132,791
From net realized gain
Class A	$3,076,815	$27,780,861
Class T	454,774	3,863,168
Class B	50,258	628,830
Class C	1,065,857	9,676,799
Materials	10,731,466	98,020,822
Class I	4,629,476	36,075,039
Total	$20,008,646	$176,045,519

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	820,014	1,287,549	$59,881,537	$107,992,682
Reinvestment of distributions	70,909	350,058	4,729,990	27,494,344
Shares redeemed	(1,644,717)	(1,557,532)	(118,125,615)	(130,043,911)
Net increase (decrease)	(753,794)	80,075	$(53,514,088)	$5,443,115
Class T
Shares sold	84,811	122,029	$5,963,121	$10,167,521
Reinvestment of distributions	9,611	48,608	637,500	3,794,851
Shares redeemed	(178,706)	(130,511)	(12,734,979)	(10,688,592)
Net increase (decrease)	(84,284)	40,126	$(6,134,358)	$3,273,780
Class B
Shares sold	1,827	2,935	$136,913	$242,184
Reinvestment of distributions	717	7,683	46,833	590,123
Shares redeemed	(36,076)	(30,247)	(2,579,948)	(2,465,575)
Net increase (decrease)	(33,532)	(19,629)	$(2,396,202)	$(1,633,268)
Class C
Shares sold	141,291	367,698	$10,125,628	$30,096,831
Reinvestment of distributions	16,060	110,883	1,043,658	8,472,087
Shares redeemed	(440,847)	(366,676)	(30,549,327)	(29,116,038)
Net increase (decrease)	(283,496)	111,905	$(19,380,041)	$9,452,880
Materials
Shares sold	1,388,149	2,411,814	$101,563,248	$202,615,605
Reinvestment of distributions	273,187	1,274,428	18,281,510	100,536,677
Shares redeemed	(4,109,408)	(4,164,314)	(297,748,381)	(345,204,286)
Net increase (decrease)	(2,448,072)	(478,072)	$(177,903,623)	$(42,052,004)
Class I
Shares sold	1,480,820	4,739,071(a)	$107,996,943	$400,864,210(a)
Reinvestment of distributions	118,643	464,747	7,923,047	36,366,289
Shares redeemed	(2,556,391)	(3,246,644)(b)	(183,099,521)	(271,874,142)(b)
Net increase (decrease)	(956,928)	1,957,174	$(67,179,531)	$165,356,357

 (a) Amount includes in-kind exchanges.

 (b) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Telecommunications Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	0.51%	8.32%	6.06%

 The initial offering of Class I shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Telecommunications Fund - Class I on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class I.

Period Ending Values
$18,014	Fidelity Advisor® Telecommunications Fund - Class I
$18,666	S&P 500® Index

Fidelity Advisor® Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted mixed results, lagging the 3.42% gain of the sector benchmark, the MSCI U.S. IMI Telecommunications Services 25/50 Index, by about 3 to 4 percentage points, but significantly outpacing the return of the broad-based S&P 500®. Underweighting strong-performing small-cap stocks, several of which benefited from acquisitions, hurt relative performance. In addition, stock picking in most industry groups detracted – especially alternative carriers, Internet software & services and wireless telecommunication services. The most significant individual detractor was Shenandoah Telecom, a wireless affiliate of Sprint, which we significantly underweighted. It hurt the fund when Shenandoah announced an accretive acquisition of Shentel, a neighboring regional service provider, in August. Conversely, stock selection in the cable & satellite group aided results versus the benchmark, as did lighter-than index stakes in wireline-only companies. An out-of-index stake in broadcast-satellite service provider DIRECTV was the fund’s top contributor. The stock proved to be a solid relative performer in the run-up to the company’s acquisition by AT&T in July.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	22.2	24.0
Verizon Communications, Inc.	12.5	16.6
American Tower Corp.	6.2	4.2
T-Mobile U.S., Inc.	4.7	4.5
Cogent Communications Group, Inc.	4.6	3.9
CenturyLink, Inc.	4.4	3.2
Level 3 Communications, Inc.	4.3	4.5
SBA Communications Corp. Class A	3.9	4.2
Telephone & Data Systems, Inc.	2.8	3.0
Frontier Communications Corp.	2.4	2.8
	68.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Diversified Telecommunication Services	69.1%
Wireless Telecommunication Services	12.4%
Media	7.8%
Real Estate Investment Trusts	7.2%
Communications Equipment	1.4%
All Others*	2.1%

As of August 31, 2015
Diversified Telecommunication Services	70.2%
Wireless Telecommunication Services	19.1%
Real Estate Investment Trusts	5.2%
Media	2.1%
Internet Software & Services	1.0%
All Others*	2.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Telecommunications Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Communications Equipment - 1.4%
Communications Equipment - 1.4%
NetScout Systems, Inc. (a)	78,100	$1,614,327
Qualcomm, Inc.	52,600	2,671,554
Ruckus Wireless, Inc. (a)	639,300	6,188,424
		10,474,305
Diversified Telecommunication Services - 69.1%
Alternative Carriers - 18.1%
8x8, Inc. (a)	1,107,486	12,880,062
Cogent Communications Group, Inc.	902,968	33,138,926
Globalstar, Inc. (a)(b)	4,734,500	7,385,820
Iliad SA	13,933	3,427,759
inContact, Inc. (a)	984,723	9,128,382
Iridium Communications, Inc. (a)(b)	756,676	5,243,765
Level 3 Communications, Inc. (a)	638,467	30,997,573
Lumos Networks Corp. (a)	922,878	11,351,399
Vonage Holdings Corp. (a)	1,243,171	6,675,828
Zayo Group Holdings, Inc. (a)	449,000	10,632,320
		130,861,834
Integrated Telecommunication Services - 51.0%
AT&T, Inc.	4,359,320	161,076,874
Atlantic Tele-Network, Inc.	175,300	12,611,082
Bezeq The Israel Telecommunication Corp. Ltd.	1,252,300	2,811,201
CenturyLink, Inc.	1,039,578	31,800,691
Cincinnati Bell, Inc. (a)	1,425,238	4,931,323
Consolidated Communications Holdings, Inc.	336,498	7,870,688
FairPoint Communications, Inc. (a)	253,100	3,804,093
Frontier Communications Corp. (b)	3,158,783	17,089,016
General Communications, Inc. Class A (a)	280,894	5,362,266
IDT Corp. Class B	246,381	3,210,344
SBA Communications Corp. Class A (a)	301,156	28,576,693
Verizon Communications, Inc.	1,788,197	90,715,234
Windstream Holdings, Inc. (b)	3,480	26,170
		369,885,675

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		500,747,509

Internet Software & Services - 0.8%
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	400	21,588
Gogo, Inc. (a)(b)	445,000	4,841,600
Rackspace Hosting, Inc. (a)	44,500	958,085
		5,821,273
Media - 7.8%
Cable & Satellite - 6.9%
Altice NV Class A (a)	439,232	6,331,096
Cablevision Systems Corp. - NY Group Class A	117,800	3,832,034
Charter Communications, Inc. Class A (a)(b)	37,700	6,769,412
Comcast Corp. Class A	185,300	10,697,369
Liberty Global PLC Class C (a)	87,636	3,151,391
Megacable Holdings S.A.B. de CV unit	595,800	2,299,729
Time Warner Cable, Inc.	87,800	16,757,508
		49,838,539
Movies & Entertainment - 0.9%
Twenty-First Century Fox, Inc. Class A	244,400	6,603,688

TOTAL MEDIA		56,442,227

Real Estate Investment Trusts - 7.2%
Specialized REITs - 7.2%
American Tower Corp.	490,290	45,204,738
Communications Sales & Leasing, Inc.	213,400	4,022,590
Crown Castle International Corp.	19,200	1,660,800
CyrusOne, Inc.	32,100	1,272,444
		52,160,572
Wireless Telecommunication Services - 12.4%
Wireless Telecommunication Services - 12.4%
Bharti Infratel Ltd.	709,844	3,712,878
KDDI Corp.	198,400	5,068,723
Leap Wireless International, Inc. rights (a)	400	1,032
Millicom International Cellular SA (a)	38,000	1,828,560
Shenandoah Telecommunications Co.	270,352	6,531,704
Sprint Corp. (a)(b)	3,260,785	11,217,100
T-Mobile U.S., Inc. (a)	924,497	34,298,839
Telephone & Data Systems, Inc.	747,564	19,974,910
U.S. Cellular Corp. (a)	169,000	6,996,600
		89,630,346
TOTAL COMMON STOCKS
(Cost $641,573,230)		715,276,232

Nonconvertible Preferred Stocks - 0.0%
Diversified Telecommunication Services - 0.0%
Integrated Telecommunication Services - 0.0%
Telefonica Brasil SA sponsored ADR
(Cost $5,221)	500	4,790

Money Market Funds - 8.2%
Fidelity Cash Central Fund, 0.40% (c)	14,840,160	14,840,160
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	44,767,150	44,767,150
TOTAL MONEY MARKET FUNDS
(Cost $59,607,310)		59,607,310
TOTAL INVESTMENT PORTFOLIO - 106.9%
(Cost $701,185,761)		774,888,332
NET OTHER ASSETS (LIABILITIES) - (6.9)%		(49,779,351)
NET ASSETS - 100%		$725,108,981

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,909
Fidelity Securities Lending Cash Central Fund	418,984
Total	$436,893

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$715,276,232	$710,206,477	$5,068,723	$1,032
Nonconvertible Preferred Stocks	4,790	4,790	--	--
Money Market Funds	59,607,310	59,607,310	--	--
Total Investments in Securities:	$774,888,332	$769,818,577	$5,068,723	$1,032

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $43,307,801) — See accompanying schedule: Unaffiliated issuers (cost $641,578,451)	$715,281,022
Fidelity Central Funds (cost $59,607,310)	59,607,310
Total Investments (cost $701,185,761)		$774,888,332
Receivable for investments sold		188,405
Receivable for fund shares sold		5,959,697
Dividends receivable		80,741
Distributions receivable from Fidelity Central Funds		46,183
Prepaid expenses		1,516
Other receivables		8,250
Total assets		781,173,124
Liabilities
Payable to custodian bank	$188,406
Payable for investments purchased	10,114,861
Payable for fund shares redeemed	526,677
Accrued management fee	302,918
Distribution and service plan fees payable	11,978
Other affiliated payables	111,583
Other payables and accrued expenses	40,570
Collateral on securities loaned, at value	44,767,150
Total liabilities		56,064,143
Net Assets		$725,108,981
Net Assets consist of:
Paid in capital		$660,326,554
Undistributed net investment income		1,545,938
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,462,529)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		73,699,018
Net Assets		$725,108,981
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($13,031,522 ÷ 209,111.8 shares)		$62.32
Maximum offering price per share (100/94.25 of $62.32)		$66.12
Class T:
Net Asset Value and redemption price per share ($8,279,755 ÷ 133,642.9 shares)		$61.95
Maximum offering price per share (100/96.50 of $61.95)		$64.20
Class B:
Net Asset Value and offering price per share ($265,271 ÷ 4,241.4 shares)(a)		$62.54
Class C:
Net Asset Value and offering price per share ($7,735,013 ÷ 124,557.3 shares)(a)		$62.10
Telecommunications:
Net Asset Value, offering price and redemption price per share ($689,600,429 ÷ 11,019,025.0 shares)		$62.58
Class I:
Net Asset Value, offering price and redemption price per share ($6,196,991 ÷ 99,222.3 shares)		$62.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$11,648,548
Interest		26
Income from Fidelity Central Funds		436,893
Total income		12,085,467
Expenses
Management fee	$2,684,686
Transfer agent fees	937,198
Distribution and service plan fees	138,393
Accounting and security lending fees	194,114
Custodian fees and expenses	21,329
Independent trustees' compensation	8,658
Registration fees	93,120
Audit	54,687
Legal	5,468
Interest	121
Miscellaneous	4,950
Total expenses before reductions	4,142,724
Expense reductions	(44,040)	4,098,684
Net investment income (loss)		7,986,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,853)
Foreign currency transactions	(5,146)
Total net realized gain (loss)		(87,999)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,808,309
Assets and liabilities in foreign currencies	(749)
Total change in net unrealized appreciation (depreciation)		9,807,560
Net gain (loss)		9,719,561
Net increase (decrease) in net assets resulting from operations		$17,706,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,986,783	$6,193,869
Net realized gain (loss)	(87,999)	7,829,307
Change in net unrealized appreciation (depreciation)	9,807,560	28,387,304
Net increase (decrease) in net assets resulting from operations	17,706,344	42,410,480
Distributions to shareholders from net investment income	(6,674,056)	(13,679,321)
Distributions to shareholders from net realized gain	(4,168,398)	–
Total distributions	(10,842,454)	(13,679,321)
Share transactions - net increase (decrease)	345,924,755	(19,703,086)
Redemption fees	10,972	3,706
Total increase (decrease) in net assets	352,799,617	9,031,779
Net Assets
Beginning of period	372,309,364	363,277,585
End of period (including undistributed net investment income of $1,545,938 and undistributed net investment income of $262,486, respectively)	$725,108,981	$372,309,364

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class A

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.26	$58.71	$51.58	$46.12	$46.93
Income from Investment Operations
Net investment income (loss)B	.81	.76	1.76C	.99	.56
Net realized and unrealized gain (loss)	(.76)D	5.83	6.48	5.43	(.86)
Total from investment operations	.05	6.59	8.24	6.42	(.30)
Distributions from net investment income	(.54)	(2.04)	(1.11)	(.96)	(.51)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.99)	(2.04)	(1.11)E	(.96)	(.51)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$62.32	$63.26	$58.71	$51.58	$46.12
Total ReturnG,H	.16%	11.54%	16.00%	13.97%	(.54)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.15%	1.15%	1.18%	1.18%	1.20%
Expenses net of fee waivers, if any	1.15%	1.15%	1.18%	1.18%	1.20%
Expenses net of all reductions	1.15%	1.15%	1.15%	1.17%	1.18%
Net investment income (loss)	1.33%	1.26%	3.08%C	2.01%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$13,032	$11,052	$7,712	$6,449	$4,677
Portfolio turnover rateK	51%	94%L	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class T

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.04	$58.50	$51.41	$46.01	$46.81
Income from Investment Operations
Net investment income (loss)B	.61	.57	1.59C	.85	.42
Net realized and unrealized gain (loss)	(.76)D	5.81	6.44	5.39	(.84)
Total from investment operations	(.15)	6.38	8.03	6.24	(.42)
Distributions from net investment income	(.49)	(1.84)	(.94)	(.84)	(.38)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.94)	(1.84)	(.94)E	(.84)	(.38)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$61.95	$63.04	$58.50	$51.41	$46.01
Total ReturnG,H	(.16)%	11.19%	15.64%	13.61%	(.82)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.47%	1.47%	1.48%	1.48%	1.49%
Expenses net of fee waivers, if any	1.47%	1.47%	1.48%	1.48%	1.49%
Expenses net of all reductions	1.46%	1.46%	1.45%	1.46%	1.47%
Net investment income (loss)	1.01%	.94%	2.78%C	1.72%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$8,280	$5,095	$4,344	$4,237	$2,702
Portfolio turnover rateK	51%	94%L	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.45	$58.77	$51.63	$46.14	$46.93
Income from Investment Operations
Net investment income (loss)B	.34	.29	1.33C	.62	.21
Net realized and unrealized gain (loss)	(.76)D	5.84	6.48	5.42	(.83)
Total from investment operations	(.42)	6.13	7.81	6.04	(.62)
Distributions from net investment income	(.04)	(1.45)	(.66)	(.55)	(.17)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.49)	(1.45)	(.67)	(.55)	(.17)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.54	$63.45	$58.77	$51.63	$46.14
Total ReturnF,G	(.63)%	10.67%	15.13%	13.11%	(1.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.93%	1.93%	1.93%	1.93%	1.95%
Expenses net of fee waivers, if any	1.93%	1.93%	1.93%	1.93%	1.95%
Expenses net of all reductions	1.92%	1.92%	1.91%	1.92%	1.93%
Net investment income (loss)	.56%	.49%	2.32%C	1.26%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$265	$409	$546	$576	$596
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .67%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class C

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.04	$58.54	$51.47	$46.02	$46.89
Income from Investment Operations
Net investment income (loss)B	.36	.34	1.36C	.63	.22
Net realized and unrealized gain (loss)	(.75)D	5.80	6.46	5.41	(.84)
Total from investment operations	(.39)	6.14	7.82	6.04	(.62)
Distributions from net investment income	(.10)	(1.64)	(.74)	(.59)	(.25)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(.55)	(1.64)	(.75)	(.59)	(.25)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.10	$63.04	$58.54	$51.47	$46.02
Total ReturnF,G	(.57)%	10.75%	15.20%	13.14%	(1.27)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.89%	1.85%	1.88%	1.90%	1.93%
Expenses net of fee waivers, if any	1.89%	1.85%	1.88%	1.90%	1.93%
Expenses net of all reductions	1.88%	1.85%	1.85%	1.89%	1.91%
Net investment income (loss)	.60%	.56%	2.38%C	1.29%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$7,735	$7,074	$5,523	$4,353	$3,514
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.94 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.54	$58.94	$51.75	$46.26	$47.07
Income from Investment Operations
Net investment income (loss)B	1.02	.96	1.96C	1.15	.70
Net realized and unrealized gain (loss)	(.77)D	5.85	6.51	5.43	(.86)
Total from investment operations	.25	6.81	8.47	6.58	(.16)
Distributions from net investment income	(.76)	(2.21)	(1.28)	(1.09)	(.65)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(1.21)	(2.21)	(1.28)E	(1.09)	(.65)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$62.58	$63.54	$58.94	$51.75	$46.26
Total ReturnG	.49%	11.90%	16.40%	14.30%	(.23)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.82%	.83%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.81%	.83%	.85%	.87%	.90%
Expenses net of all reductions	.81%	.82%	.82%	.85%	.88%
Net investment income (loss)	1.67%	1.58%	3.41%C	2.33%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$689,600	$346,174	$343,548	$377,841	$342,262
Portfolio turnover rateJ	51%	94%K	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.76%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Telecommunications Portfolio Class I

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$63.38	$58.80	$51.65	$46.20	$47.02
Income from Investment Operations
Net investment income (loss)B	1.02	.94	1.93C	1.17	.70
Net realized and unrealized gain (loss)	(.76)D	5.83	6.48	5.42	(.88)
Total from investment operations	.26	6.77	8.41	6.59	(.18)
Distributions from net investment income	(.73)	(2.19)	(1.25)	(1.14)	(.64)
Distributions from net realized gain	(.45)	–	(.01)	–	–
Total distributions	(1.18)	(2.19)	(1.26)	(1.14)	(.64)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$62.46	$63.38	$58.80	$51.65	$46.20
Total ReturnF	.51%	11.85%	16.30%	14.33%	(.26)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.86%	.91%	.85%	.89%
Expenses net of fee waivers, if any	.82%	.86%	.91%	.85%	.89%
Expenses net of all reductions	.81%	.85%	.88%	.83%	.87%
Net investment income (loss)	1.67%	1.55%	3.35%C	2.35%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$6,197	$2,505	$1,604	$2,641	$1,022
Portfolio turnover rateI	51%	94%J	111%	76%	72%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.95 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Class I(formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after maximum a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$87,574,989
Gross unrealized depreciation	(19,550,843)
Net unrealized appreciation (depreciation) on securities	$68,024,146
Tax Cost	$706,864,186

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,546,307
Net unrealized appreciation (depreciation) on securities and other investments	$68,020,593

The Fund elected to defer to its next fiscal year approximately $4,784,105 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$7,554,050	$ 13,679,321
Long-term Capital Gains	3,288,404	–
Total	$10,842,454	$ 13,679,321

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $593,783,140 and $248,822,719, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28,965	$521
Class T	.25%	.25%	30,284	–
Class B	.75%	.25%	3,185	2,389
Class C	.75%	.25%	75,959	16,767
			$138,393	$19,677

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,523
Class T	2,208
Class B(a)	54
Class C(a)	607
$15,392

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$31,945.28
Class T	20,483.34
Class B	963.30
Class C	19,956.26
Telecommunications	857,974.19
Class I	5,877.19
	$937,198

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,509 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,833,500.37%		$121

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,984.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,812 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,782 and a portion of class-level operating expenses as follows:

Amount
Class A	$152
Class T	11
Class B	1
Class C	135
Telecommunications	9,106
Class I	41
$9,446

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Class A	$101,836	$309,863
Class T	64,003	143,116
Class B	172	12,248
Class C	12,147	161,299
Telecommunications	6,462,442	12,985,170
Class I	33,456	67,625
Total	$6,674,056	$13,679,321
From net realized gain
Class A	$85,263	$–
Class T	59,140	–
Class B	2,151	–
Class C	53,589	–
Telecommunications	3,948,074	–
Class I	20,181	–
Total	$4,168,398	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	91,221	79,279	$5,573,645	$4,786,534
Reinvestment of distributions	3,029	5,091	178,902	297,550
Shares redeemed	(59,841)	(41,031)	(3,630,540)	(2,466,354)
Net increase (decrease)	34,409	43,339	$2,122,007	$2,617,730
Class T
Shares sold	70,704	20,637	$4,245,232	$1,237,395
Reinvestment of distributions	2,087	2,409	122,479	139,987
Shares redeemed	(19,976)	(16,465)	(1,205,139)	(994,017)
Net increase (decrease)	52,815	6,581	$3,162,572	$383,365
Class B
Shares sold	129	45	$7,453	$2,624
Reinvestment of distributions	39	197	2,323	11,445
Shares redeemed	(2,377)	(3,091)	(146,261)	(186,477)
Net increase (decrease)	(2,209)	(2,849)	$(136,485)	$(172,408)
Class C
Shares sold	48,243	28,734	$2,966,823	$1,731,696
Reinvestment of distributions	861	2,043	50,662	118,683
Shares redeemed	(36,747)	(12,919)	(2,199,789)	(773,747)
Net increase (decrease)	12,357	17,858	$817,696	$1,076,632
Telecommunications
Shares sold	6,996,236	3,400,370	$423,896,658	$205,982,254
Reinvestment of distributions	169,238	212,695	10,035,177	12,494,070
Shares redeemed	(1,594,679)	(3,993,893)(a)	(97,516,561)	(242,841,980)(a)
Net increase (decrease)	5,570,795	(380,828)	$336,415,274	$(24,365,656)
Class I
Shares sold	91,633	29,046	$5,507,038	$1,764,278
Reinvestment of distributions	779	956	46,233	56,138
Shares redeemed	(32,720)	(17,754)	(2,009,580)	(1,063,165)
Net increase (decrease)	59,692	12,248	$3,543,691	$757,251

 (a) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 50% Portfolio and Fidelity VIP FundsManager 60% Portfolio were the owners of record of approximately 13% and 17%, respectively of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Consumer Staples Portfolio
Class A	1.04%
Actual		$1,000.00	$1,070.60	$5.35
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class T	1.32%
Actual		$1,000.00	$1,068.90	$6.79
Hypothetical-C		$1,000.00	$1,018.30	$6.62
Class B	1.81%
Actual		$1,000.00	$1,066.40	$9.30
Hypothetical-C		$1,000.00	$1,015.86	$9.07
Class C	1.79%
Actual		$1,000.00	$1,066.50	$9.20
Hypothetical-C		$1,000.00	$1,015.96	$8.97
Consumer Staples	.76%
Actual		$1,000.00	$1,071.90	$3.92
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Class I	.78%
Actual		$1,000.00	$1,072.00	$4.02
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Gold Portfolio
Class A	1.18%
Actual		$1,000.00	$1,306.30	$6.77
Hypothetical-C		$1,000.00	$1,019.00	$5.92
Class T	1.48%
Actual		$1,000.00	$1,304.10	$8.48
Hypothetical-C		$1,000.00	$1,017.50	$7.42
Class B	1.93%
Actual		$1,000.00	$1,301.50	$11.04
Hypothetical-C		$1,000.00	$1,015.27	$9.67
Class C	1.92%
Actual		$1,000.00	$1,302.10	$10.99
Hypothetical-C		$1,000.00	$1,015.32	$9.62
Gold	.93%
Actual		$1,000.00	$1,308.30	$5.34
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class I	.87%
Actual		$1,000.00	$1,308.10	$4.99
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Materials Portfolio
Class A	1.06%
Actual		$1,000.00	$900.90	$5.01
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class T	1.38%
Actual		$1,000.00	$899.60	$6.52
Hypothetical-C		$1,000.00	$1,018.00	$6.92
Class B	1.89%
Actual		$1,000.00	$897.30	$8.92
Hypothetical-C		$1,000.00	$1,015.47	$9.47
Class C	1.82%
Actual		$1,000.00	$897.70	$8.59
Hypothetical-C		$1,000.00	$1,015.81	$9.12
Materials	.82%
Actual		$1,000.00	$902.10	$3.88
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Class I	.78%
Actual		$1,000.00	$902.20	$3.69
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Telecommunications Portfolio
Class A	1.14%
Actual		$1,000.00	$1,067.60	$5.86
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class T	1.45%
Actual		$1,000.00	$1,066.00	$7.45
Hypothetical-C		$1,000.00	$1,017.65	$7.27
Class B	1.91%
Actual		$1,000.00	$1,063.30	$9.80
Hypothetical-C		$1,000.00	$1,015.37	$9.57
Class C	1.86%
Actual		$1,000.00	$1,063.70	$9.54
Hypothetical-C		$1,000.00	$1,015.61	$9.32
Telecommunications	.80%
Actual		$1,000.00	$1,069.20	$4.12
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.78%
Actual		$1,000.00	$1,069.50	$4.01
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class I	04/18/16	04/15/16	$0.160	$0.592
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class I	04/18/16	04/15/16	$0.000	$0.251
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class I	04/18/16	04/15/16	$0.000	$0.000
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class I	04/18/16	04/15/16	$0.126	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$109,949,003
Materials Portfolio	$19,113,522

Telecommunications Portfolio	$3,283,851

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

Fund	April 2015	December 2015
Consumer Staples Portfolio
Class I	35%	70%
Gold Portfolio
Class I	0%	0%
Materials Portfolio
Class I	0%	100%
Telecommunications Portfolio
Class I	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	April 2015	December 2015
Consumers Staples Portfolio
Class I	100%	100%
Gold Portfolio
Class I	0%	0%
Materials Portfolio
Class I	0%	100%
Telecommunications Portfolio
Class I	100%	100%

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio
Gold Portfolio
Materials Portfolio
Telecommunications Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Consumer Staples Portfolio and Materials Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Consumer Staples Portfolio

Gold Portfolio

Materials Portfolio

Telecommunications Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Consumer Staples Portfolio and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2015.

For each of Gold Portfolio and Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2015 and the total expense ratio of Class T ranked above the competitive median for the 12-month period ended June 30, 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T of certain funds was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of each of Gold Portfolio and Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

ASGMTI-ANN-0416
1.845769.109

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio (formerly Medical Delivery Portfolio)

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 29, 2016

Contents

Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Medical Equipment and Systems Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	(30.35)%	22.68%	11.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,224	Biotechnology Portfolio
$18,666	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Rajiv Kaul:  For the year, the fund returned -30.35%, well behind the -21.97% return of the MSCI U.S. IMI Biotechnology 25/50 Index. Biotechnology stocks fell far short of the broad-market S&P 500® index amid calls for tighter regulation of drug pricing, coupled with some negative clinical outcomes and a generally more defensive investor mindset. Versus the MSCI index, the fund’s underperformance was largely traceable to lighter-than-benchmark weightings in the strong-performing shares of the largest, most financially stable biotech companies, and overweightings in smaller firms that investors shunned amid greater market volatility and growing recession fears. Accordingly, the two largest relative detractors were outperforming large-cap index names Amgen, in which the fund had only a token position, and AbbVie, which we didn’t own. Negligible exposure to hemophilia specialist and index stock Baxalta also worked against us. In August, after the company received a buyout offer from Ireland-based Shire, Baxalta’s share price spiked higher, and I sold our small stake, missing the ensuing rally. Underweightings in large-caps Gilead Sciences and Celgene further weighed on our relative result. I reduced both positions to free up capital to increase our holdings in smaller companies I thought had better growth potential. Conversely, the fund’s top relative contributor by a wide margin was a non-benchmark stake in Denmark-based Genmab. Its share price rose in November after the company received early U.S. approval for Darzalex®, a new drug treating bone marrow cancer. Receptos shares delivered a strong double-digit return, rewarding our overweighting here. The company was acquired by Celgene in August. Also adding value by virtue of industry consolidation was Dyax, which in November received a buyout offer from Shire, with the deal closing in January. I sold both Dyax and Receptos to nail down profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Alexion Pharmaceuticals, Inc.	5.6	4.6
Regeneron Pharmaceuticals, Inc.	5.0	4.9
Vertex Pharmaceuticals, Inc.	4.2	4.1
BioMarin Pharmaceutical, Inc.	3.9	4.2
Celgene Corp.	3.7	4.6
Biogen, Inc.	3.5	6.3
Incyte Corp.	3.0	2.6
Genmab A/S	2.7	1.3
Medivation, Inc.	2.6	1.7
Gilead Sciences, Inc.	2.2	6.8
	36.4

Top Industries (% of fund's net assets)

As of February 29, 2016
Biotechnology	85.9%
Pharmaceuticals	12.2%
Health Care Equipment & Supplies	0.3%
Health Care Providers & Services	0.1%
Life Sciences Tools & Services	0.1%
All Others*	1.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Biotechnology	89.8%
Pharmaceuticals	9.7%
Health Care Equipment & Supplies	0.2%
Life Sciences Tools & Services	0.1%
All Others*	0.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Biotechnology Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Biotechnology - 84.5%
Biotechnology - 84.5%
ACADIA Pharmaceuticals, Inc. (a)(b)	4,780,980	$82,519,715
Acceleron Pharma, Inc. (a)(c)	3,430,732	86,934,749
Achillion Pharmaceuticals, Inc. (a)(b)(c)	7,229,800	53,428,222
Acorda Therapeutics, Inc. (a)(c)	3,750,211	122,669,402
Actelion Ltd.	549,423	76,704,623
Adamas Pharmaceuticals, Inc. (a)(c)	1,978,833	25,329,062
Adaptimmune Therapeutics PLC sponsored ADR (b)	3,497,755	25,148,858
ADMA Biologics, Inc. (a)	372,800	1,770,800
Aduro Biotech, Inc.	1,113,037	16,205,819
Aduro Biotech, Inc. (d)	1,711,378	24,917,664
Aegerion Pharmaceuticals, Inc. (a)(b)(c)	2,843,518	16,037,442
Agenus, Inc. (a)(b)	2,301,918	6,376,313
Agenus, Inc. warrants 1/9/18 (a)	1,548,000	1,176
Agios Pharmaceuticals, Inc. (a)	287,590	11,029,077
Aimmune Therapeutics, Inc. (c)(d)	2,173,892	34,782,272
Aimmune Therapeutics, Inc. (a)(b)(c)	1,887,151	30,194,416
Akebia Therapeutics, Inc. (a)(b)(c)	2,072,111	15,126,410
Alder Biopharmaceuticals, Inc. (a)(b)(c)	3,213,343	61,021,384
Aldeyra Therapeutics, Inc. (a)(c)	958,916	4,698,688
Alexion Pharmaceuticals, Inc. (a)	3,865,503	544,262,812
Alkermes PLC (a)	2,521,111	81,356,252
Alnylam Pharmaceuticals, Inc. (a)	1,811,378	106,092,409
AMAG Pharmaceuticals, Inc. (a)	1,697,477	44,609,696
Amarin Corp. PLC ADR (a)(b)	4,615,566	6,738,726
Amgen, Inc.	34,486	4,906,668
Amicus Therapeutics, Inc. (a)(b)	4,332,862	26,690,430
Anacor Pharmaceuticals, Inc. (a)(c)	2,603,522	166,052,633
Applied Genetic Technologies Corp. (a)(c)	1,438,294	19,086,161
Ardelyx, Inc. (a)(b)(c)	3,314,248	32,015,636
ARIAD Pharmaceuticals, Inc. (a)(b)	3,393,551	18,528,788
Array BioPharma, Inc. (a)	2,704,296	6,787,783
Ascendis Pharma A/S sponsored ADR (a)	156,332	2,712,360
Asterias Biotherapeutics, Inc. (a)(b)	653,913	2,805,287
Atara Biotherapeutics, Inc. (a)(b)(c)	2,068,920	34,013,045
aTyr Pharma, Inc. (a)(b)	201,820	902,135
aTyr Pharma, Inc. (d)	675,659	3,020,196
Avalanche Biotechnologies, Inc. (a)(b)	720,957	3,691,300
Axovant Sciences Ltd. (a)	1,192,909	15,042,582
BioCryst Pharmaceuticals, Inc. (a)	501,360	997,706
Biogen, Inc. (a)	1,306,357	338,895,133
BioMarin Pharmaceutical, Inc. (a)	4,620,690	378,295,890
BioTime, Inc. warrants 10/1/18 (a)	30,113	16,562
bluebird bio, Inc. (a)	251,619	11,629,830
Blueprint Medicines Corp. (b)	1,265,944	21,938,810
Calithera Biosciences, Inc. (a)(b)(c)	1,794,600	10,659,924
Cara Therapeutics, Inc. (a)	1,127,189	5,545,770
Catabasis Pharmaceuticals, Inc. (b)	605,098	2,541,412
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	141,443	20,772
warrants 5/30/17 (a)	282,100	67,425
Celgene Corp. (a)	3,539,400	356,877,702
Cell Therapeutics, Inc. warrants 7/6/16 (a)	835,596	8
Celldex Therapeutics, Inc. (a)(b)	4,745,256	32,267,741
Cepheid, Inc. (a)	589,900	17,508,232
Cerulean Pharma, Inc. (a)(b)(c)	2,620,301	5,109,587
Chiasma, Inc. (c)(d)	1,530,734	15,108,345
Chiasma, Inc. (a)(c)	127,365	1,257,093
Chiasma, Inc. warrants (a)(c)	382,683	2,225,547
Chimerix, Inc. (a)	1,485,567	6,848,464
Cidara Therapeutics, Inc. (b)(c)	86,800	869,736
Cidara Therapeutics, Inc. (c)(d)	1,066,786	10,689,196
Clovis Oncology, Inc. (a)(b)	649,924	12,101,585
Concert Pharmaceuticals, Inc. (a)	132,750	1,707,165
CTI BioPharma Corp. (a)(b)(c)	21,073,098	11,419,512
Cytokinetics, Inc. (a)	1,553,278	9,785,651
Cytokinetics, Inc. warrants 6/25/17 (a)	3,828,480	1,216,385
CytomX Therapeutics, Inc.	287,485	3,523,129
DBV Technologies SA sponsored ADR (a)	1,147,600	28,862,140
Dicerna Pharmaceuticals, Inc. (a)	659,421	3,270,728
Dynavax Technologies Corp. (a)(b)(c)	1,992,386	32,117,262
Edge Therapeutics, Inc. (a)	876,488	6,275,654
Editas Medicine, Inc.	226,465	5,900,546
Editas Medicine, Inc.	681,263	19,722,564
Emergent BioSolutions, Inc. (a)	336,186	11,373,172
Enanta Pharmaceuticals, Inc. (a)(b)	520,428	14,774,951
Epirus Biopharmaceuticals, Inc. (a)(c)	1,220,700	3,259,269
Epizyme, Inc. (a)(b)(c)	5,506,360	48,400,904
Esperion Therapeutics, Inc. (a)(b)(c)	1,335,559	19,886,474
Exact Sciences Corp. (a)(b)	2,258,602	11,360,768
Exelixis, Inc. (a)(b)	5,125,140	18,655,510
Fate Therapeutics, Inc. (a)(c)	1,760,366	3,098,244
Fibrocell Science, Inc. (a)(c)	2,432,240	5,496,862
Fibrocell Science, Inc. (a)(b)(c)	894,400	2,021,344
FibroGen, Inc. (a)	363,239	6,294,932
Forward Pharma A/S sponsored ADR (a)(b)	117,900	1,504,404
Foundation Medicine, Inc. (a)(b)	861,721	12,779,322
Galapagos Genomics NV sponsored ADR (b)	1,138,988	46,732,678
Genmab A/S (a)	2,132,348	262,312,219
Genocea Biosciences, Inc. (a)	898,978	3,523,994
Genomic Health, Inc. (a)	516,228	13,127,678
Geron Corp. (a)(b)(c)	15,808,751	38,099,090
Gilead Sciences, Inc.	2,409,190	210,201,828
Global Blood Therapeutics, Inc. (a)(c)	2,861,396	42,720,642
Halozyme Therapeutics, Inc. (a)(b)	5,381,542	43,751,936
Heron Therapeutics, Inc. (a)	757,495	12,029,021
Histogenics Corp. (a)(c)	1,240,986	3,226,564
Ignyta, Inc. (a)	1,393,909	8,907,079
Immune Design Corp. (a)(b)(c)	1,311,741	13,130,527
ImmunoGen, Inc. (a)(b)(c)	4,827,278	35,142,584
Immunomedics, Inc. (a)(b)(c)	9,463,964	21,388,559
Incyte Corp. (a)	3,990,557	293,305,940
Infinity Pharmaceuticals, Inc. (a)	1,808,933	10,455,633
Insys Therapeutics, Inc. (a)(b)	1,283,790	22,440,649
Intercept Pharmaceuticals, Inc. (a)(b)	1,193,868	132,973,018
Intrexon Corp. (a)(b)	1,082,653	33,508,110
Ionis Pharmaceuticals, Inc. (a)	2,519,207	87,063,794
Ironwood Pharmaceuticals, Inc. Class A (a)	4,692,810	45,285,617
Juno Therapeutics, Inc. (a)(b)	341,603	12,014,178
Juno Therapeutics, Inc. (d)	1,158,952	40,760,342
Karyopharm Therapeutics, Inc. (a)(b)(c)	3,571,115	21,069,579
Keryx Biopharmaceuticals, Inc. (a)(b)	2,881,369	11,583,103
Kite Pharma, Inc. (a)(b)	2,293,908	102,583,566
Kura Oncology, Inc. (b)(c)	2,075,817	8,510,850
La Jolla Pharmaceutical Co. (a)(b)(c)	1,517,804	23,359,004
Lexicon Pharmaceuticals, Inc. (a)(b)	5,001,703	46,715,906
Ligand Pharmaceuticals, Inc. Class B (a)(b)	921,401	85,026,884
Lion Biotechnologies, Inc. (a)(b)	1,954,882	10,908,242
Loxo Oncology, Inc. (a)(c)	1,611,362	30,277,492
Macrogenics, Inc. (a)(c)	3,011,153	48,118,225
MannKind Corp. (a)(b)	4,967,414	5,116,436
MediciNova, Inc. (a)(b)(c)	2,489,320	14,935,920
Medivation, Inc. (a)	7,076,505	253,126,584
Merrimack Pharmaceuticals, Inc. (a)	1,020,904	5,911,034
Mesoblast Ltd. sponsored ADR (a)(b)	1,006,300	6,581,202
MiMedx Group, Inc. (a)(b)	1,006,364	8,282,376
Minerva Neurosciences, Inc. (a)(c)	1,843,948	8,980,027
Mirati Therapeutics, Inc. (a)	126,345	2,664,616
Mirna Therapeutics, Inc. (a)(b)(c)	1,146,800	4,977,112
Momenta Pharmaceuticals, Inc. (a)	1,062,677	8,931,800
Myriad Genetics, Inc. (a)(b)	1,033,343	36,167,005
NantKwest, Inc. (a)(b)	1,465,343	10,081,560
Neurocrine Biosciences, Inc. (a)	3,582,851	131,777,260
NewLink Genetics Corp. (a)(b)	1,164,818	24,507,771
Nivalis Therapeutics, Inc. (b)	81,400	368,742
Novavax, Inc. (a)(b)(c)	16,470,821	71,812,780
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	2,362,400	24
OncoMed Pharmaceuticals, Inc. (a)(b)	952,133	9,073,827
Ophthotech Corp. (a)(c)	3,355,798	151,145,142
Opko Health, Inc. (a)(b)	2,041,581	18,986,703
Oragenics, Inc. (a)(b)(c)	987,200	1,046,432
Oragenics, Inc. (a)(c)	1,558,058	1,651,541
Orexigen Therapeutics, Inc. (a)(b)(c)	9,571,208	6,796,515
Organovo Holdings, Inc. (a)(b)	1,111,017	2,499,788
Osiris Therapeutics, Inc. (b)(c)	1,866,995	13,330,344
OvaScience, Inc. (a)	1,061,925	5,893,684
PolyMedix, Inc. warrants 4/10/16 (a)	2,961,167	30
Portola Pharmaceuticals, Inc. (a)(c)	2,940,691	82,839,265
Progenics Pharmaceuticals, Inc. (a)(b)(c)	4,222,136	18,619,620
ProNai Therapeutics, Inc. (a)(b)(c)	1,620,396	9,544,132
ProQR Therapeutics BV (a)(c)	1,510,385	6,555,071
Proteon Therapeutics, Inc. (a)(b)	605,931	3,259,909
Prothena Corp. PLC (a)	726,935	23,145,610
PTC Therapeutics, Inc. (a)(b)	1,058,633	8,447,891
Puma Biotechnology, Inc. (a)(b)	1,330,825	59,594,344
Radius Health, Inc. (a)(b)(c)	4,136,959	121,212,899
Raptor Pharmaceutical Corp. (a)	3,563,879	12,331,021
Regeneron Pharmaceuticals, Inc. (a)	1,267,412	486,711,556
REGENXBIO, Inc. (a)(b)(c)	1,738,319	21,085,809
Regulus Therapeutics, Inc. (a)(b)	1,944,641	12,776,291
Repligen Corp. (a)(c)	1,781,715	45,843,527
Retrophin, Inc. (a)	1,088,973	15,496,086
Sage Therapeutics, Inc. (a)	1,442,993	42,423,994
Sangamo Biosciences, Inc. (a)	3,485,031	18,261,562
Sarepta Therapeutics, Inc. (a)(b)	1,938,600	26,578,206
Seattle Genetics, Inc. (a)(b)	5,249,305	158,476,518
Seres Therapeutics, Inc.	1,292,035	29,858,929
Seres Therapeutics, Inc. (b)	1,028,440	23,767,248
Sophiris Bio, Inc. (a)(c)	1,273,715	2,292,687
Spark Therapeutics, Inc. (b)(c)	1,446,320	46,079,755
Spectrum Pharmaceuticals, Inc. (a)(c)	3,903,900	17,645,628
Stemline Therapeutics, Inc. (a)(c)	1,513,299	7,278,968
Sunesis Pharmaceuticals, Inc. (a)(b)(c)	4,253,094	3,189,821
TESARO, Inc. (a)(b)(c)	2,149,849	86,982,891
TG Therapeutics, Inc. (a)(b)(c)	5,034,231	41,935,144
Threshold Pharmaceuticals, Inc. (a)(b)	366,950	82,747
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	631,520	6
Tobira Therapeutics, Inc. (a)(b)(c)	1,240,797	8,784,843
Tokai Pharmaceuticals, Inc. (a)(b)	484,000	3,083,080
Trevena, Inc. (a)	1,172,960	9,817,675
Ultragenyx Pharmaceutical, Inc. (a)(c)	1,976,978	120,575,888
uniQure B.V. (a)(b)	870,789	12,217,170
United Therapeutics Corp. (a)	1,018,209	124,160,405
Verastem, Inc. (a)(b)	697,814	781,552
Versartis, Inc. (a)(c)	2,163,970	14,217,283
Vertex Pharmaceuticals, Inc. (a)	4,833,334	413,201,724
Vical, Inc. (a)(c)	5,921,845	2,152,591
Vitae Pharmaceuticals, Inc. (a)(b)(c)	2,182,971	19,712,228
Vital Therapies, Inc. (a)(b)(c)	2,698,149	22,394,637
Voyager Therapeutics, Inc. (a)(b)(c)	1,317,197	12,605,575
Voyager Therapeutics, Inc. (c)	1,286,274	11,694,160
Xencor, Inc. (a)(c)	2,293,425	25,227,675
Xenon Pharmaceuticals, Inc. (a)(c)	808,705	5,871,198
XOMA Corp. (a)(b)(c)	7,564,102	5,748,718
Zafgen, Inc. (a)(c)	2,712,346	16,979,286
		8,214,833,962
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
RPI International Holdings LP (e)	54,958	7,540,238
Health Care Equipment & Supplies - 0.3%
Health Care Equipment - 0.3%
Bellerophon Therapeutics, Inc. (b)(c)	1,074,370	2,363,614
Novocure Ltd.	701,713	7,792,874
Novocure Ltd. (a)(b)	728,672	8,518,176
Vermillion, Inc. (a)(b)(c)	4,344,964	7,038,842
Zosano Pharma Corp. (a)(c)	1,196,540	2,871,696
		28,585,202
Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc.	2,204,254	7,824,071
Transgenomic, Inc. (a)	236,500	132,440
Transgenomic, Inc. warrants 2/3/17 (a)	1,419,000	14
		7,956,525
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	33,334	51,668
Pharmaceuticals - 11.7%
Pharmaceuticals - 11.7%
Achaogen, Inc. (a)	901,382	3,154,837
Adimab LLC unit (a)(e)(f)	1,954,526	37,429,173
Aradigm Corp. (a)	148,009	457,348
Aradigm Corp. (a)	11,945	36,910
Aralez Pharmaceuticals, Inc. (a)	556,535	3,155,553
Auris Medical Holding AG (a)	1,405,000	6,673,750
Avexis, Inc.	143,800	2,791,158
Axsome Therapeutics, Inc. (a)(c)	1,913,710	14,869,527
Biodel, Inc. (a)(b)(c)	3,258,878	1,108,019
Biodelivery Sciences International, Inc. (a)(b)	2,464,002	9,560,328
Carbylan Therapeutics, Inc. (c)	2,619,196	1,623,902
Cempra, Inc. (a)(b)(c)	4,396,674	73,996,023
Dermira, Inc. (a)(c)	1,960,686	45,213,419
Dermira, Inc. (c)(d)	875,705	20,193,757
Egalet Corp. (a)(b)(c)	2,505,947	16,940,202
Eisai Co. Ltd.	1,004,900	61,939,233
Endo Health Solutions, Inc. (a)	649	27,135
Flex Pharma, Inc.	107,200	796,496
GW Pharmaceuticals PLC ADR (a)(b)	1,217,289	50,030,578
Horizon Pharma PLC (a)(c)	9,421,902	161,679,838
Intra-Cellular Therapies, Inc. (a)	1,753,982	49,321,974
Jazz Pharmaceuticals PLC (a)	1,424,013	173,131,501
MyoKardia, Inc. (c)	2,241,490	15,118,850
MyoKardia, Inc. (a)(c)	379,000	2,690,900
Nektar Therapeutics (a)	1,432,471	16,000,701
NeurogesX, Inc. (a)(c)	2,550,000	22,950
Ocular Therapeutix, Inc. (a)(b)(c)	1,677,928	13,205,293
Pacira Pharmaceuticals, Inc. (a)(b)	1,737,935	90,389,999
Paratek Pharmaceuticals, Inc. (a)(c)	1,760,132	26,894,817
Parnell Pharmaceuticals Holdings Ltd. (a)(c)	692,482	2,042,822
Repros Therapeutics, Inc. (a)(b)(c)	1,672,182	1,438,077
Revance Therapeutics, Inc. (a)(b)	404,100	7,146,509
SCYNEXIS, Inc. (a)	509,200	2,495,080
Sun Pharmaceutical Industries Ltd.	2,246,469	28,124,916
Tetraphase Pharmaceuticals, Inc. (a)(b)	1,742,703	7,040,520
The Medicines Company (a)(b)	2,317,208	74,521,409
TherapeuticsMD, Inc. (a)	7,282,942	44,498,776
Theravance Biopharma, Inc. (a)(b)	1,652,300	25,974,156
WAVE Life Sciences (c)	982,333	14,044,906
WAVE Life Sciences (a)(b)(c)	689,728	10,380,406
Zogenix, Inc. (a)(b)(c)	2,397,186	25,410,172
Zogenix, Inc. warrants 7/27/17 (a)(c)	498,465	17,676
		1,141,589,596
TOTAL COMMON STOCKS
(Cost $9,652,973,387)		9,400,557,191

Preferred Stocks - 2.1%
Convertible Preferred Stocks - 2.1%
Biotechnology - 1.4%
Biotechnology - 1.4%
23andMe, Inc. Series E (e)	1,505,457	13,308,240
AC Immune SA Series E (e)	409,750	2,931,352
Gensight Biologics Series B (e)	333,187	1,665,856
Immunocore Ltd. Series A (e)	73,318	10,019,141
Intellia Therapeutics, Inc. Series B (e)	508,813	2,671,268
Jounce Therapeutics, Inc. Series B (e)	7,257,779	9,972,188
Moderna LLC:
Series D, 8.00% (a)(e)	207,494	9,598,257
Series E (a)(e)	269,897	12,484,895
Ovid Therapeutics, Inc. Series B (e)	1,039,201	3,867,906
Pronutria Biosciences, Inc. Series C (e)	1,642,272	23,287,417
RaNA Therapeutics LLC Series B (e)	5,634,091	3,200,164
Scholar Rock LLC Series B (e)	4,276,340	9,100,052
Syndax Pharmaceuticals, Inc. Series C1 (e)	1,153,417	12,456,904
Twist Bioscience Corp.:
Series C (e)	8,133,875	17,452,856
Series D (e)	1,976,343	4,240,639
		136,257,135
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Allena Pharmaceuticals, Inc. Series C (e)	6,041,631	10,760,145
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (e)	856,366	1,862,596
Series B (e)	2,783,187	6,053,432
		7,916,028
Pharmaceuticals - 0.5%
Pharmaceuticals - 0.5%
Afferent Pharmaceuticals, Inc. Series C (e)	8,274,568	11,634,043
Corvus Pharmaceuticals, Inc. Series B (e)	747,748	10,094,598
Kolltan Pharmaceuticals, Inc. Series D (a)(e)	10,639,609	8,405,291
Stemcentrx, Inc. Series G (e)	876,163	12,565,930
Syros Pharmaceuticals, Inc. Series B, 6.00% (a)(e)	1,138,582	2,869,227
		45,569,089

TOTAL CONVERTIBLE PREFERRED STOCKS		200,502,397

Nonconvertible Preferred Stocks - 0.0%
Biotechnology - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A 0.00% (e)	588,700	3,738,245
TOTAL PREFERRED STOCKS
(Cost $245,657,178)		204,240,642

Money Market Funds - 11.2%
Fidelity Cash Central Fund, 0.40% (g)	101,094,469	101,094,469
Fidelity Securities Lending Cash Central Fund, 0.44% (g)(h)	993,228,575	993,228,575
TOTAL MONEY MARKET FUNDS
(Cost $1,094,323,044)		1,094,323,044
TOTAL INVESTMENT PORTFOLIO - 110.0%
(Cost $10,992,953,609)		10,699,120,877
NET OTHER ASSETS (LIABILITIES) - (10.0)%		(975,522,299)
NET ASSETS - 100%		$9,723,598,578

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $149,471,772 or 1.5% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $249,210,051 or 2.6% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$16,299,991
AC Immune SA Series E	10/19/15	$3,948,449
Adimab LLC unit	9/17/14 - 6/5/15	$31,094,459
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$20,299,998
Allena Pharmaceuticals, Inc. Series C	11/25/15	$16,010,322
Codiak Biosciences, Inc. Series A	11/12/15	$856,366
Codiak Biosciences, Inc. Series B	11/12/15	$8,349,561
Corvus Pharmaceuticals, Inc. Series B	9/16/15	$10,475,949
Gensight Biologics Series B	7/2/15	$2,567,478
Immunocore Ltd. Series A	7/27/15	$13,796,921
Intellia Therapeutics, Inc. Series B	8/20/15	$2,671,268
Jounce Therapeutics, Inc. Series B	4/17/15	$16,402,581
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$10,639,609
Moderna LLC Series D, 8.00%	11/6/13	$4,425,847
Moderna LLC Series E	12/18/14	$16,644,548
Ovid Therapeutics, Inc. Series B	8/10/15	$6,474,222
Pronutria Biosciences, Inc. Series C	1/30/15	$16,554,102
RaNA Therapeutics LLC Series B	7/17/15	$6,084,818
RPI International Holdings LP	5/21/15	$6,479,548
Scholar Rock LLC Series B	12/17/15	$12,829,020
Stemcentrx, Inc. Series G	8/14/15	$20,186,796
Syndax Pharmaceuticals, Inc. Series C1	8/21/15	$16,137,754
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14 - 1/12/16	$3,582,093
Twist Bioscience Corp. Series C	5/29/15	$12,199,999
Twist Bioscience Corp. Series D	1/8/16	$4,240,639
Yumanity Holdings LLC Class A 0.00%	2/8/16	$3,978,847

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$87,535
Fidelity Securities Lending Cash Central Fund	33,076,564
Total	$33,164,099

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acceleron Pharma, Inc.	$124,672,058	$13,157,083	$--	$--	$86,934,749
Achillion Pharmaceuticals, Inc.	87,769,772	--	--	--	53,428,222
Acorda Therapeutics, Inc.	126,918,714	--	10,602	--	122,669,402
Adamas Pharmaceuticals, Inc.	29,593,192	8,993,693	1,674,276	--	25,329,062
Aegerion Pharmaceuticals, Inc.	77,343,690	--	--	--	16,037,442
Aimmune Therapeutics, Inc.	--	--	--	--	34,782,272
Aimmune Therapeutics, Inc.	--	41,733,831	644,790	--	30,194,416
Akebia Therapeutics, Inc.	5,790,491	12,389,295	107,582	--	15,126,410
Alder Biopharmaceuticals, Inc.	8,264,767	100,997,609	--	--	61,021,384
Aldeyra Therapeutics, Inc.	5,676,463	3,018,000	--	--	4,698,688
Anacor Pharmaceuticals, Inc.	49,918,773	114,792,668	--	--	166,052,633
Applied Genetic Technologies Corp.	22,821,543	5,588,424	374,765	--	19,086,161
Ardelyx, Inc.	29,190,159	20,163,043	--	--	32,015,636
Atara Biotherapeutics, Inc.	26,396,865	70,695,569	39,207,684	--	34,013,045
Axsome Therapeutics, Inc.	--	17,223,390	--	--	14,869,527
Bellerophon Therapeutics, Inc.	12,802,584	74,368	--	--	2,363,614
Biodel, Inc.	--	3,018,704	7,528	--	1,108,019
Calithera Biosciences, Inc.	20,983,814	7,846,286	--	--	10,659,924
Cara Therapeutics, Inc.	6,937,743	16,710,484	1,958,853	--	--
Carbylan Therapeutics, Inc.	--	13,246,490	304	--	1,623,902
Cempra, Inc.	165,600	115,839,119	15,344,062	--	73,996,023
Cerulean Pharma, Inc.	15,645,230	4,642,206	490,800	--	5,109,587
Chiasma, Inc.	--	--	--	--	15,108,345
Chiasma, Inc.	--	2,519,156	--	--	1,257,093
Chiasma, Inc. warrants	--	--	--	--	2,225,547
Cidara Therapeutics, Inc.	--	1,408,485	--	--	869,736
Cidara Therapeutics, Inc.	--	--	--	--	10,689,196
CTI BioPharma Corp.	7,367,453	29,389,701	500,907	--	11,419,512
Dermira, Inc.	13,185,490	--	--	--	--
Dermira, Inc.	19,704,594	15,935,461	1,851,757	--	45,213,419
Dermira, Inc.	--	--	--	--	20,193,757
Dyax Corp.	107,545,440	78,052,438	360,637,088	--	--
Dynavax Technologies Corp.	--	56,765,560	3,896,389	--	32,117,262
Egalet Corp.	17,461,523	16,877,458	--	--	16,940,202
Epirus Biopharmaceuticals, Inc.	12,853,971	--	--	--	3,259,269
Epizyme, Inc.	80,350,788	26,694,932	--	--	48,400,904
Esperion Therapeutics, Inc.	67,939,105	76,533,849	18,482,080	--	19,886,474
Fate Therapeutics, Inc.	6,878,794	2,305,959	--	--	3,098,244
Fibrocell Science, Inc.	11,845,009	--	--	--	5,496,862
Fibrocell Science, Inc.	4,355,728	--	--	--	2,021,344
Geron Corp.	47,395,355	483,317	--	--	38,099,090
Global Blood Therapeutics, Inc.	--	11,858,044	--	--	42,720,642
Histogenics Corp.	13,241,321	--	--	--	3,226,564
Horizon Pharma PLC	125,280,137	83,720,757	--	--	161,679,838
Hyperion Therapeutics, Inc.	59,072,193	--	92,062,169	--	--
Ignyta, Inc.	10,178,903	2,873,809	--	--	--
Immune Design Corp.	15,113,732	16,536,993	--	--	13,130,527
ImmunoGen, Inc.	12,057,073	50,260,264	--	--	35,142,584
Immunomedics, Inc.	17,865,023	14,741,776	--	--	21,388,559
Intercept Pharmaceuticals, Inc.	259,372,145	6,185,618	--	--	--
Karyopharm Therapeutics, Inc.	81,985,213	14,544,658	--	--	21,069,579
Kura Oncology, Inc.	--	14,051,950	--	--	8,510,850
KYTHERA Biopharmaceuticals, Inc.	54,184,482	14,060,114	118,536,146	--	--
La Jolla Pharmaceutical Co.	19,477,400	16,212,370	--	--	23,359,004
Ligand Pharmaceuticals, Inc. Class B	47,010,120	10,862,077	5,763,547	--	--
Loxo Oncology, Inc.	--	44,051,931	--	--	30,277,492
Macrogenics, Inc.	87,247,247	15,221,414	--	--	48,118,225
MediciNova, Inc.	--	8,713,150	--	--	14,935,920
Minerva Neurosciences, Inc.	6,560,424	3,323,584	--	--	8,980,027
Mirna Therapeutics, Inc.	--	8,027,600	--	--	4,977,112
MyoKardia, Inc.	--	22,200,001	--	--	15,118,850
MyoKardia, Inc.	--	3,790,000	--	--	2,690,900
NeurogesX, Inc.	15,300	--	--	--	22,950
NewLink Genetics Corp.	71,346,813	--	13,754,518	--	--
Novavax, Inc.	131,868,162	15,480,637	--	--	71,812,780
Ocular Therapeutix, Inc.	16,331,509	26,982,208	--	--	13,205,293
Ophthotech Corp.	158,638,348	20,532,605	808,149	--	151,145,142
Oragenics, Inc.	1,115,536	--	--	--	1,046,432
Oragenics, Inc.	1,760,606	--	--	--	1,651,541
Orexigen Therapeutics, Inc.	51,734,406	4,989,839	290,351	--	6,796,515
Osiris Therapeutics, Inc.	32,243,004	--	--	373,399	13,330,344
Paratek Pharmaceuticals, Inc.	40,049,455	9,947,527	--	--	26,894,817
Parnell Pharmaceuticals Holdings Ltd.	2,936,124	--	--	--	2,042,822
Portola Pharmaceuticals, Inc.	93,948,729	20,512,315	--	--	82,839,265
Progenics Pharmaceuticals, Inc.	28,961,271	--	1,030,645	--	18,619,620
ProNai Therapeutics, Inc.	--	44,941,941	--	--	9,544,132
ProQR Therapeutics BV	24,561,033	--	--	--	--
ProQR Therapeutics BV	1,150,513	--	--	--	6,555,071
PTC Therapeutics, Inc.	146,997,577	15,056,959	51,154,685	--	--
Radius Health, Inc.	124,452,401	70,100,328	--	--	121,212,899
Receptos, Inc.	290,260,273	--	496,505,196	--	--
REGENXBIO, Inc.	--	48,058,303	--	--	21,085,809
Repligen Corp.	47,854,409	--	2,068,454	--	45,843,527
Repros Therapeutics, Inc.	21,372,818	990,532	737,014	--	1,438,077
Sage Therapeutics, Inc.	54,038,026	1,506,946	--	--	--
Sage Therapeutics, Inc.	7,478,180	--	--	--	--
Sangamo Biosciences, Inc.	57,896,240	1,820,594	379,875	--	--
Seres Therapeutics, Inc.	--	37,782,820	--	--	--
Sophiris Bio, Inc.	1,024,808	--	7,175	--	2,292,687
Spark Therapeutics, Inc.	55,513,996	31,248,604	--	--	46,079,755
Spectrum Pharmaceuticals, Inc.	24,321,297	--	--	--	17,645,628
Stemline Therapeutics, Inc.	22,987,012	--	--	--	7,278,968
Sunesis Pharmaceuticals, Inc.	9,442,979	--	373	--	3,189,821
TESARO, Inc.	57,175,893	63,549,603	--	--	86,982,891
TG Therapeutics, Inc.	20,075,398	59,498,370	--	--	41,935,144
Tobira Therapeutics, Inc.	--	15,648,474	--	--	8,784,843
Ultragenyx Pharmaceutical, Inc.	103,155,222	9,286,667	--	--	120,575,888
Verastem, Inc.	14,619,846	243,970	1,597,907	--	--
Vermillion, Inc.	--	9,818,816	846,831	--	7,038,842
Versartis, Inc.	40,767,554	2,002,500	--	--	14,217,283
Vical, Inc.	6,040,282	--	--	--	2,152,591
Vitae Pharmaceuticals, Inc.	24,883,893	608,147	--	--	19,712,228
Vital Therapies, Inc.	32,994,640	8,002,500	5,717,458	--	22,394,637
Voyager Therapeutics, Inc.	--	18,504,820	--	--	12,605,575
Voyager Therapeutics, Inc.	--	16,400,001	--	--	11,694,160
WAVE Life Sciences	--	12,152,800	--	--	14,044,906
WAVE Life Sciences	--	11,075,812	--	--	10,380,406
Xencor, Inc.	19,542,838	29,825,095	4,283,469	--	25,227,675
Xenon Pharmaceuticals, Inc.	4,992,163	--	--	--	--
Xenon Pharmaceuticals, Inc.	10,142,029	--	--	--	5,871,198
XOMA Corp.	17,853,076	16,184,481	876,294	--	5,748,718
Zafgen, Inc.	101,011,814	4,434,103	--	--	16,979,286
Zogenix, Inc.	16,471,906	--	--	--	--
Zogenix, Inc.	--	19,602,545	--	--	25,410,172
Zogenix, Inc. warrants 7/27/17	69,302	--	--	--	17,676
Zosano Pharma Corp.	8,593,602	1,116,423	--	--	2,871,696
ZS Pharma, Inc.	59,491,385	9,923,742	126,018,879	--	--
Total	$3,914,601,789	$1,896,163,715	$1,367,628,602	$373,399	$2,668,962,757

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$9,400,557,191	$9,224,200,948	$131,386,802	$44,969,441
Preferred Stocks	204,240,642	--	22,551,502	181,689,140
Money Market Funds	1,094,323,044	1,094,323,044	--	--
Total Investments in Securities:	$10,699,120,877	$10,318,523,992	$153,938,304	$226,658,581

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$137,108,643
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(45,724,617)
Cost of Purchases	168,072,332
Proceeds of Sales	(77,767,218)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$181,689,140
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2016	$(45,724,644)
Other Investments in Securities
Beginning Balance	$30,873,907
Total Realized Gain (Loss)	(1,638,822)
Total Unrealized Gain (Loss)	8,782,539
Cost of Purchases	20,930,457
Proceeds of Sales	(13,978,670)
Amortization/Accretion	--
Transfers in to Level 3	30
Transfers out of Level 3	--
Ending Balance	$44,969,441
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2016	$7,143,720

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.9%
Ireland	4.5%
Denmark	2.7%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $927,113,852) — See accompanying schedule: Unaffiliated issuers (cost $6,241,539,575)	$6,935,835,076
Fidelity Central Funds (cost $1,094,323,044)	1,094,323,044
Other affiliated issuers (cost $3,657,090,990)	2,668,962,757
Total Investments (cost $10,992,953,609)		$10,699,120,877
Restricted cash		42,870
Receivable for investments sold		62,623,520
Receivable for fund shares sold		10,767,286
Dividends receivable		104,551
Distributions receivable from Fidelity Central Funds		2,276,940
Prepaid expenses		58,255
Other receivables		303,555
Total assets		10,775,297,854
Liabilities
Payable to custodian bank	$2,303,856
Payable for investments purchased	32,760,724
Payable for fund shares redeemed	16,422,042
Accrued management fee	4,530,133
Other affiliated payables	1,841,279
Other payables and accrued expenses	612,667
Collateral on securities loaned, at value	993,228,575
Total liabilities		1,051,699,276
Net Assets		$9,723,598,578
Net Assets consist of:
Paid in capital		$9,714,610,843
Accumulated net investment loss		(263,824)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		303,132,228
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(293,880,669)
Net Assets, for 60,018,851 shares outstanding		$9,723,598,578
Net Asset Value, offering price and redemption price per share ($9,723,598,578 ÷ 60,018,851 shares)		$162.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends (including $373,399 earned from other affiliated issuers)		$15,510,791
Income from Fidelity Central Funds (including $33,076,564 from security lending)		33,164,099
Total income		48,674,890
Expenses
Management fee	$79,677,798
Transfer agent fees	23,126,847
Accounting and security lending fees	1,794,460
Custodian fees and expenses	368,180
Independent trustees' compensation	266,186
Registration fees	749,731
Audit	87,615
Legal	151,876
Interest	34,677
Miscellaneous	146,450
Total expenses before reductions	106,403,820
Expense reductions	(509,173)	105,894,647
Net investment income (loss)		(57,219,757)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	401,952,848
Other affiliated issuers	711,654,741
Foreign currency transactions	(329,852)
Total net realized gain (loss)		1,113,277,737
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $53,009)	(5,765,265,560)
Assets and liabilities in foreign currencies	5,072
Total change in net unrealized appreciation (depreciation)		(5,765,260,488)
Net gain (loss)		(4,651,982,751)
Net increase (decrease) in net assets resulting from operations		$(4,709,202,508)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(57,219,757)	$(39,801,989)
Net realized gain (loss)	1,113,277,737	1,567,318,834
Change in net unrealized appreciation (depreciation)	(5,765,260,488)	591,127,348
Net increase (decrease) in net assets resulting from operations	(4,709,202,508)	2,118,644,193
Distributions to shareholders from net realized gain	(935,222,849)	(1,044,601,828)
Share transactions
Proceeds from sales of shares	6,221,332,903	4,289,879,665
Reinvestment of distributions	894,323,787	999,582,805
Cost of shares redeemed	(5,026,035,970)	(4,120,805,109)
Net increase (decrease) in net assets resulting from share transactions	2,089,620,720	1,168,657,361
Redemption fees	1,350,923	1,039,850
Total increase (decrease) in net assets	(3,553,453,714)	2,243,739,576
Net Assets
Beginning of period	13,277,052,292	11,033,312,716
End of period (including accumulated net investment loss of $263,824 and accumulated net investment loss of $144,426, respectively)	$9,723,598,578	$13,277,052,292
Other Information
Shares
Sold	24,881,387	19,696,850
Issued in reinvestment of distributions	3,692,321	4,576,425
Redeemed	(22,091,457)	(20,560,338)
Net increase (decrease)	6,482,251	3,712,937

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Biotechnology Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$248.00	$221.45	$120.51	$97.78	$74.01
Income from Investment Operations
Net investment income (loss)B	(.95)	(.87)	(.54)	(.16)	(.23)
Net realized and unrealized gain (loss)	(69.22)	51.24	101.91	29.36	24.11
Total from investment operations	(70.17)	50.37	101.37	29.20	23.88
Distributions from net realized gain	(15.84)	(23.84)	(.46)	(6.48)	(.12)
Total distributions	(15.84)	(23.84)	(.46)	(6.48)	(.12)
Redemption fees added to paid in capitalB	.02	.02	.03	.01	.01
Net asset value, end of period	$162.01	$248.00	$221.45	$120.51	$97.78
Total ReturnC	(30.35)%	24.21%	84.25%	31.78%	32.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.74%	.76%	.81%	.83%
Expenses net of fee waivers, if any	.73%	.74%	.76%	.80%	.83%
Expenses net of all reductions	.73%	.74%	.75%	.79%	.83%
Net investment income (loss)	(.39)%	(.41)%	(.32)%	(.15)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,723,599	$13,277,052	$11,033,313	$3,450,725	$1,741,830
Portfolio turnover rateF	35%	61%	35%	42%	106%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	(14.90)%	18.50%	11.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,290	Health Care Portfolio
$18,666	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund returned -14.90%, substantially lagging the -9.12% return of the MSCI U.S. IMI Health Care 25/50 Index sector benchmark. Health care stocks trailed the broad market by a wide margin due to a sharp pullback after multiyear gains for the group, along with increasing concerns surrounding drug pricing and global macroeconomic instability. Versus the sector benchmark, security selection in the biotechnology and pharmaceuticals industries dragged on results most the past year. Among individual stocks, an overweighting in Puma Biotechnology was the fund's largest detractor. Shares of the development-stage firm plummeted because the firm continued to report disappointing trial data for neratinib, its drug to treat breast cancer. It also hurt to avoid large-cap index giant Johnson & Johnson (J&J). J&J outperformed mainly due to the firm announcing better-than-expected quarterly earnings in October and January. Also in January, the firm reported an increase in its adjusted earnings guidance for fiscal 2016. Conversely, the fund’s sizable position in medical device maker Medtronic rated the top spot. The fund’s biggest holding, the stock rebounded in late September when the firm announced it had acquired Lazarus Effect, which develops vascular devices that capture and remove stroke-causing blood clots. In December, the stock also benefited from a better-than-anticipated quarterly earnings report and revenue growth in line with expectations. A position in another device maker, Boston Scientific, also aided relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	10.1	8.2
Allergan PLC	6.5	6.2
Teva Pharmaceutical Industries Ltd. sponsored ADR	5.7	5.2
Amgen, Inc.	5.4	2.6
Boston Scientific Corp.	5.0	4.7
Bristol-Myers Squibb Co.	3.9	2.6
McKesson Corp.	2.7	3.3
UnitedHealth Group, Inc.	2.6	2.3
Vertex Pharmaceuticals, Inc.	2.3	3.0
Cigna Corp.	2.1	2.5
	46.3

Top Industries (% of fund's net assets)

As of February 29, 2016
Biotechnology	27.1%
Pharmaceuticals	26.5%
Health Care Equipment & Supplies	25.2%
Health Care Providers & Services	13.4%
Health Care Technology	3.2%
All Others*	4.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Pharmaceuticals	35.7%
Health Care Equipment & Supplies	21.0%
Biotechnology	19.5%
Health Care Providers & Services	14.5%
Health Care Technology	3.5%
All Others*	5.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Health Care Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Biotechnology - 27.0%
Biotechnology - 27.0%
AbbVie, Inc.	2,200,000	$120,142,000
Ablynx NV (a)	2,000,000	25,542,718
Acceleron Pharma, Inc. (a)	600,000	15,204,000
Acorda Therapeutics, Inc. (a)	902,112	29,508,084
Actelion Ltd.	300,000	41,882,824
Advaxis, Inc. (a)(b)	1,676,051	9,151,238
Alexion Pharmaceuticals, Inc. (a)	840,000	118,272,000
Alnylam Pharmaceuticals, Inc. (a)	529,877	31,034,896
AMAG Pharmaceuticals, Inc. (a)(b)	1,300,000	34,164,000
Amgen, Inc.	2,800,000	398,384,000
Amicus Therapeutics, Inc. (a)	2,400,000	14,784,000
Anacor Pharmaceuticals, Inc. (a)	927,138	59,132,862
Arena Pharmaceuticals, Inc. (a)(b)	9,000,000	13,410,000
Array BioPharma, Inc. (a)(b)	4,000,000	10,040,000
BeiGene Ltd. ADR	112,826	3,302,417
Biogen, Inc. (a)	600,000	155,652,000
BioMarin Pharmaceutical, Inc. (a)	840,000	68,770,800
bluebird bio, Inc. (a)	134,900	6,235,078
Blueprint Medicines Corp.	700,000	12,131,000
Cara Therapeutics, Inc. (a)	680,415	3,347,642
Celgene Corp. (a)	600,000	60,498,000
Cellectis SA sponsored ADR (b)	840,000	20,000,400
Curis, Inc. (a)(c)	7,829,565	10,726,504
CytomX Therapeutics, Inc. (a)	438,377	5,655,063
Edge Therapeutics, Inc. (a)	375,559	2,689,002
Galapagos Genomics NV sponsored ADR	429,787	17,634,161
Gilead Sciences, Inc.	680,000	59,330,000
Heron Therapeutics, Inc. (a)(b)	568,130	9,021,904
Incyte Corp. (a)	290,000	21,315,000
Insmed, Inc. (a)	2,870,370	35,104,625
Intercept Pharmaceuticals, Inc. (a)	257,900	28,724,902
Mirati Therapeutics, Inc. (a)	900,000	18,981,000
Neurocrine Biosciences, Inc. (a)	840,000	30,895,200
ProNai Therapeutics, Inc. (a)	329,600	1,941,344
ProQR Therapeutics BV (a)	428,102	1,857,963
Prothena Corp. PLC (a)	382,517	12,179,341
Puma Biotechnology, Inc. (a)(b)	1,170,000	52,392,600
Regeneron Pharmaceuticals, Inc. (a)	373,000	143,239,460
Spark Therapeutics, Inc.	474,283	15,110,656
TESARO, Inc. (a)	940,000	38,032,400
Ultragenyx Pharmaceutical, Inc. (a)	632,000	38,545,680
United Therapeutics Corp. (a)	260,000	31,704,400
Vertex Pharmaceuticals, Inc. (a)	1,970,000	168,415,300
Xencor, Inc. (a)	1,000,000	11,000,000
		2,005,086,464
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
RPI International Holdings LP (d)	38,202	5,241,314
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc. (c)	850,000	17,518,500
Health Care Equipment & Supplies - 25.2%
Health Care Equipment - 23.0%
Boston Scientific Corp. (a)	21,900,000	371,862,000
CONMED Corp.	600,000	23,844,000
Edwards Lifesciences Corp. (a)	1,320,000	114,840,000
Genmark Diagnostics, Inc. (a)(c)	2,305,720	11,413,314
HeartWare International, Inc. (a)	600,000	19,176,000
Integra LifeSciences Holdings Corp. (a)	780,000	47,860,800
Intuitive Surgical, Inc. (a)	181,000	101,913,860
LivaNova PLC (a)	553,702	31,250,941
Medtronic PLC	9,700,000	750,683,000
Neovasc, Inc. (a)(c)	4,200,000	16,758,000
Nevro Corp. (a)	922,400	53,130,240
Novocure Ltd. (a)(b)	570,000	6,663,300
ResMed, Inc.	800,000	45,528,000
Wright Medical Group NV (a)	3,762,206	64,296,101
Zeltiq Aesthetics, Inc. (a)(b)	1,000,000	23,030,000
Zimmer Biomet Holdings, Inc.	280,000	27,106,800
		1,709,356,356
Health Care Supplies - 2.2%
Penumbra, Inc.	1,250,000	55,361,250
The Cooper Companies, Inc.	560,000	80,057,600
The Spectranetics Corp. (a)	2,000,000	28,360,000
		163,778,850

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,873,135,206

Health Care Providers & Services - 13.2%
Health Care Distributors & Services - 3.5%
Amplifon SpA	3,000,000	24,150,270
EBOS Group Ltd.	3,280,000	33,757,819
McKesson Corp.	1,300,000	202,306,000
		260,214,089
Health Care Facilities - 3.2%
Brookdale Senior Living, Inc. (a)	1,600,000	22,992,000
HCA Holdings, Inc. (a)	1,200,000	83,052,000
Surgical Care Affiliates, Inc. (a)	1,280,000	51,878,400
Universal Health Services, Inc. Class B	723,675	79,872,010
		237,794,410
Health Care Services - 1.1%
Adeptus Health, Inc. Class A (a)(b)	400,000	22,768,000
Envision Healthcare Holdings, Inc. (a)	1,711,900	37,644,681
United Drug PLC (United Kingdom)	2,800,000	21,824,208
		82,236,889
Managed Health Care - 5.4%
Aetna, Inc.	280,000	30,416,400
Cigna Corp.	1,120,000	156,363,200
Humana, Inc.	140,000	24,775,800
UnitedHealth Group, Inc.	1,600,000	190,560,000
		402,115,400

TOTAL HEALTH CARE PROVIDERS & SERVICES		982,360,788

Health Care Technology - 3.2%
Health Care Technology - 3.2%
athenahealth, Inc. (a)(b)	900,000	116,163,000
Castlight Health, Inc. (a)	1,875,650	6,227,158
Castlight Health, Inc. Class B (a)	300,688	998,284
Connecture, Inc. (a)(b)(c)	2,000,000	5,980,000
Evolent Health, Inc. (b)	822,388	8,264,999
HealthStream, Inc. (a)(c)	2,000,000	41,340,000
Medidata Solutions, Inc. (a)	1,700,000	58,650,000
		237,623,441
Life Sciences Tools & Services - 2.6%
Life Sciences Tools & Services - 2.6%
Agilent Technologies, Inc.	3,700,000	138,195,000
Bruker Corp.	1,500,000	38,970,000
PRA Health Sciences, Inc. (a)(b)	400,000	17,268,000
		194,433,000
Pharmaceuticals - 26.5%
Pharmaceuticals - 26.5%
Allergan PLC (a)	1,680,000	487,384,800
Astellas Pharma, Inc.	3,000,000	43,163,626
Bristol-Myers Squibb Co.	4,640,000	287,355,200
Catalent, Inc. (a)	1,900,034	46,113,825
Dechra Pharmaceuticals PLC	2,000,000	31,845,528
Eisai Co. Ltd.	740,000	45,611,536
Endo Health Solutions, Inc. (a)	2,200,000	91,982,000
Horizon Pharma PLC (a)	2,380,000	40,840,800
Jazz Pharmaceuticals PLC (a)	480,000	58,358,400
Jiangsu Hengrui Medicine Co. Ltd.	5,200,000	35,679,585
Mylan N.V.	1,800,000	81,126,000
Pfizer, Inc.	4,280,000	126,987,600
Prestige Brands Holdings, Inc. (a)	714,600	34,943,940
Sun Pharmaceutical Industries Ltd.	3,000,000	37,558,830
Teva Pharmaceutical Industries Ltd. sponsored ADR	7,600,000	422,560,000
The Medicines Company (a)	890,700	28,644,912
TherapeuticsMD, Inc. (a)(b)	6,100,000	37,271,000
Valeant Pharmaceuticals International, Inc. (Canada) (a)	550,000	36,190,000
		1,973,617,582
Professional Services - 0.8%
Human Resource & Employment Services - 0.8%
WageWorks, Inc. (a)	1,200,000	57,804,000
TOTAL COMMON STOCKS
(Cost $6,974,721,079)		7,346,820,295

Convertible Preferred Stocks - 0.5%
Biotechnology - 0.1%
Biotechnology - 0.1%
10X Genomics, Inc. Series C 0.00% (d)	2,233,040	10,000,000
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (a)(d)	1,639,892	14,316,257
Software - 0.2%
Application Software - 0.2%
Outset Medical, Inc. Series B (d)	8,159,125	11,830,731
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $39,300,001)		36,146,988

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 0.40% (e)	18,884,368	18,884,368
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	176,194,815	176,194,815
TOTAL MONEY MARKET FUNDS
(Cost $195,079,183)		195,079,183
TOTAL INVESTMENT PORTFOLIO - 101.9%
(Cost $7,209,100,263)		7,578,046,466
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(138,961,362)
NET ASSETS - 100%		$7,439,085,104

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,388,302 or 0.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C 0.00%	2/23/16	$10,000,000
1Life Healthcare, Inc. Series G	4/10/14	$10,800,001
Outset Medical, Inc. Series B	5/5/15	$18,500,000
RPI International Holdings LP	5/21/15	$4,504,016

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$238,297
Fidelity Securities Lending Cash Central Fund	1,486,002
Total	$1,724,299

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc.	$19,541,500	$--	$--	$85,000	$17,518,500
Connecture, Inc.	17,280,000	--	--	--	5,980,000
Curis, Inc.	21,019,931	3,301,784	203,178	--	10,726,504
Discovery Laboratories, Inc.	8,855,000	637,500	1,419,890	--	--
Genmark Diagnostics, Inc.	27,500,449	1,032,001	--	--	11,413,314
HealthStream, Inc.	38,820,000	12,855,642	--	--	41,340,000
Mirati Therapeutics, Inc.	16,639,000	5,420,919	--	--	--
Neovasc, Inc.	39,600,000	1,795,800	--	--	16,758,000
Surgical Care Affiliates, Inc.	38,976,000	27,175,068	26,675,372	--	--
TriVascular Technologies, Inc.	13,381,307	4,700,086	20,392,623	--	--
Vanda Pharmaceuticals, Inc.	23,672,000	--	22,115,861	--	--
Wright Medical Group NV (formerly Tornier NV)	52,020,955	38,482,210	--	--	--
Total	$317,306,142	$95,401,010	$70,806,924	$85,000	$103,736,318

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,346,820,295	$7,197,442,569	$144,136,412	$5,241,314
Convertible Preferred Stocks	36,146,988	--	--	36,146,988
Money Market Funds	195,079,183	195,079,183	--	--
Total Investments in Securities:	$7,578,046,466	$7,392,521,752	$144,136,412	$41,388,302

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$52,179,728
Level 2 to Level 1	$146,178,750

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.7%
Ireland	19.6%
Israel	5.7%
Netherlands	2.0%
Japan	1.2%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $170,275,581) — See accompanying schedule: Unaffiliated issuers (cost $6,869,737,524)	$7,279,230,965
Fidelity Central Funds (cost $195,079,183)	195,079,183
Other affiliated issuers (cost $144,283,556)	103,736,318
Total Investments (cost $7,209,100,263)		$7,578,046,466
Receivable for investments sold		97,489,375
Receivable for fund shares sold		5,609,677
Dividends receivable		7,415,247
Distributions receivable from Fidelity Central Funds		164,800
Prepaid expenses		36,716
Other receivables		279,216
Total assets		7,689,041,497
Liabilities
Payable for investments purchased	$55,964,106
Payable for fund shares redeemed	12,808,793
Accrued management fee	3,438,458
Other affiliated payables	1,203,050
Other payables and accrued expenses	347,171
Collateral on securities loaned, at value	176,194,815
Total liabilities		249,956,393
Net Assets		$7,439,085,104
Net Assets consist of:
Paid in capital		$7,088,090,796
Accumulated net investment loss		(209,016)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,715,210)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		368,918,534
Net Assets, for 41,207,316 shares outstanding		$7,439,085,104
Net Asset Value, offering price and redemption price per share ($7,439,085,104 ÷ 41,207,316 shares)		$180.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends (including $85,000 earned from other affiliated issuers)		$64,449,316
Interest		144
Income from Fidelity Central Funds (including $1,486,002 from security lending)		1,724,299
Total income		66,173,759
Expenses
Management fee	$52,717,787
Transfer agent fees	14,980,707
Accounting and security lending fees	1,320,605
Custodian fees and expenses	168,492
Independent trustees' compensation	177,182
Depreciation in deferred trustee compensation account	(251)
Registration fees	450,702
Audit	58,936
Legal	106,899
Interest	7,856
Miscellaneous	98,729
Total expenses before reductions	70,087,644
Expense reductions	(689,883)	69,397,761
Net investment income (loss)		(3,224,002)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,264,813
Other affiliated issuers	(8,476,092)
Foreign currency transactions	95,025
Total net realized gain (loss)		731,883,746
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,182,030,930)
Assets and liabilities in foreign currencies	(27,661)
Total change in net unrealized appreciation (depreciation)		(2,182,058,591)
Net gain (loss)		(1,450,174,845)
Net increase (decrease) in net assets resulting from operations		$(1,453,398,847)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,224,002)	$(12,736,218)
Net realized gain (loss)	731,883,746	1,233,760,978
Change in net unrealized appreciation (depreciation)	(2,182,058,591)	588,737,627
Net increase (decrease) in net assets resulting from operations	(1,453,398,847)	1,809,762,387
Distributions to shareholders from net realized gain	(1,001,012,967)	(1,009,840,103)
Share transactions
Proceeds from sales of shares	2,350,566,255	4,120,654,780
Reinvestment of distributions	951,495,392	964,770,473
Cost of shares redeemed	(3,240,646,680)	(2,234,166,562)
Net increase (decrease) in net assets resulting from share transactions	61,414,967	2,851,258,691
Redemption fees	273,990	346,983
Total increase (decrease) in net assets	(2,392,722,857)	3,651,527,958
Net Assets
Beginning of period	9,831,807,961	6,180,280,003
End of period (including accumulated net investment loss of $209,016 and accumulated net investment loss of $217,204, respectively)	$7,439,085,104	$9,831,807,961
Other Information
Shares
Sold	10,253,270	19,148,481
Issued in reinvestment of distributions	4,381,950	4,618,668
Redeemed	(15,011,754)	(10,679,375)
Net increase (decrease)	(376,534)	13,087,774

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Health Care Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$236.43	$216.88	$144.20	$133.07	$133.93
Income from Investment Operations
Net investment income (loss)B	(.07)	(.38)	(.20)	.50	–C
Net realized and unrealized gain (loss)	(31.64)	50.00	92.44	24.74	10.86
Total from investment operations	(31.71)	49.62	92.24	25.24	10.86
Distributions from net investment income	–	–	(.03)	(.44)	–
Distributions from net realized gain	(24.20)	(30.08)	(19.53)	(13.67)	(11.72)
Total distributions	(24.20)	(30.08)	(19.57)D	(14.11)	(11.72)
Redemption fees added to paid in capitalB	.01	.01	.01	–C	–C
Net asset value, end of period	$180.53	$236.43	$216.88	$144.20	$133.07
Total ReturnE	(14.90)%	25.44%	67.13%	20.07%	9.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.74%	.77%	.79%	.80%
Expenses net of fee waivers, if any	.73%	.74%	.77%	.79%	.80%
Expenses net of all reductions	.72%	.74%	.76%	.78%	.80%
Net investment income (loss)	(.03)%	(.18)%	(.11)%	.36%	- %H
Supplemental Data
Net assets, end of period (000 omitted)	$7,439,085	$9,831,808	$6,180,280	$2,724,341	$2,176,224
Portfolio turnover rateI	76%	98%J	99%	95%	130%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $19.57 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $19.532 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	(6.30)%	12.76%	8.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,077	Health Care Services Portfolio
$18,666	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Co-Portfolio Managers Eddie Yoon and Justin Segalini:  For the year, the fund returned -6.30%, topping the -6.86% return of the MSCI U.S. IMI Health Care Providers & Services 25/50 Index, and lagging the broad-based S&P 500®. Health care services stocks trailed the broad market amid global macroeconomic instability and a sharp pullback after multiyear gains. Versus the MSCI industry index, security selection in health care facilities contributed. Largely avoiding health care facilities firm and benchmark component Brookdale Senior Living was the biggest relative contributor. Brookdale's stock suffered because its post-merger integration with Emeritus Senior Living encountered more problems than expected. We added a position in Brookdale in January because we believed earnings have likely stabilized. Conversely, positioning in managed health care and picks among health care distributors hurt our relative result. From the former category, untimely ownership of Humana was the biggest relative detractor. Humana’s stock gained sharply in late May in anticipation of a merger with competitor Aetna, but the fund missed out because Humana was not held at that time.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: On January 1, 2016, the fund was renamed Fidelity® Select Health Care Services Portfolio. At the same time, Eddie Yoon and Justin Segalini were named Co-Managers of the fund, replacing Steven Bullock.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	21.3	18.0
McKesson Corp.	7.4	7.9
Cigna Corp.	6.3	6.2
Express Scripts Holding Co.	6.0	10.8
Humana, Inc.	5.3	2.5
Aetna, Inc.	5.0	4.3
Anthem, Inc.	4.9	4.8
HCA Holdings, Inc.	4.9	4.9
Cardinal Health, Inc.	4.3	6.1
Laboratory Corp. of America Holdings	3.7	1.4
	69.1

Top Industries (% of fund's net assets)

As of February 29, 2016
Health Care Providers & Services	97.5%
Food & Staples Retailing	0.9%
Pharmaceuticals	0.6%
Professional Services	0.5%
All Others*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Health Care Providers & Services	97.6%
Professional Services	0.4%
IT Services	0.3%
Diversified Consumer Services	0.1%
Industrial Conglomerates	0.1%
All Others*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Health Care Services Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Food & Staples Retailing - 0.9%
Drug Retail - 0.9%
CVS Health Corp.	77,000	$7,482,090
Health Care Providers & Services - 97.5%
Health Care Distributors & Services - 15.6%
AmerisourceBergen Corp.	270,000	23,387,400
Cardinal Health, Inc.	440,000	35,948,000
Henry Schein, Inc. (a)	55,000	9,099,750
McKesson Corp.	400,000	62,248,000
		130,683,150
Health Care Facilities - 15.5%
Acadia Healthcare Co., Inc. (a)	18,000	997,380
AmSurg Corp. (a)	280,000	19,054,000
Brookdale Senior Living, Inc. (a)	180,000	2,586,600
Community Health Systems, Inc. (a)	230,000	3,477,600
HCA Holdings, Inc. (a)	590,000	40,833,900
HealthSouth Corp.	228,000	8,032,440
LifePoint Hospitals, Inc. (a)	110,000	6,859,600
Surgical Care Affiliates, Inc. (a)	161,467	6,544,258
Tenet Healthcare Corp. (a)	140,000	3,474,800
U.S. Physical Therapy, Inc.	110,000	5,575,900
Universal Health Services, Inc. Class B	250,000	27,592,500
VCA, Inc. (a)	85,000	4,337,550
		129,366,528
Health Care Services - 20.3%
Adeptus Health, Inc. Class A (a)(b)	80,000	4,553,600
Chemed Corp.	20,000	2,570,000
DaVita HealthCare Partners, Inc. (a)	400,000	26,388,000
Envision Healthcare Holdings, Inc. (a)	210,000	4,617,900
Express Scripts Holding Co. (a)(b)	710,000	49,969,800
Fresenius SE & Co. KGaA	64,800	4,291,594
Laboratory Corp. of America Holdings (a)	280,000	30,755,200
MEDNAX, Inc. (a)	280,000	18,771,200
Providence Service Corp. (a)	130,000	6,176,300
Quest Diagnostics, Inc.	300,000	19,959,000
Team Health Holdings, Inc. (a)	50,000	2,228,500
		170,281,094
Managed Health Care - 46.1%
Aetna, Inc.	382,000	41,496,660
Anthem, Inc.	316,000	41,298,040
Centene Corp. (a)	270,000	15,379,200
Cigna Corp.	380,000	53,051,800
Health Net, Inc. (a)	90,000	5,599,800
Humana, Inc.	251,000	44,419,470
Molina Healthcare, Inc. (a)	60,000	3,722,400
UnitedHealth Group, Inc.	1,500,000	178,649,999
Wellcare Health Plans, Inc. (a)	28,000	2,516,360
		386,133,729

TOTAL HEALTH CARE PROVIDERS & SERVICES		816,464,501

Pharmaceuticals - 0.6%
Pharmaceuticals - 0.6%
Catalent, Inc. (a)	202,503	4,914,748
Professional Services - 0.5%
Human Resource & Employment Services - 0.5%
WageWorks, Inc. (a)	86,756	4,179,037
TOTAL COMMON STOCKS
(Cost $568,543,335)		833,040,376

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.40% (c)	4,519,605	4,519,605
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	7,410,850	7,410,850
TOTAL MONEY MARKET FUNDS
(Cost $11,930,455)		11,930,455
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $580,473,790)		844,970,831
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(7,452,406)
NET ASSETS - 100%		$837,518,425

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,075
Fidelity Securities Lending Cash Central Fund	38,651
Total	$61,726

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $7,073,454) — See accompanying schedule: Unaffiliated issuers (cost $568,543,335)	$833,040,376
Fidelity Central Funds (cost $11,930,455)	11,930,455
Total Investments (cost $580,473,790)		$844,970,831
Receivable for investments sold		878,720
Receivable for fund shares sold		537,142
Dividends receivable		233,601
Distributions receivable from Fidelity Central Funds		9,095
Prepaid expenses		3,579
Other receivables		22,811
Total assets		846,655,779
Liabilities
Payable for investments purchased	$9,550
Payable for fund shares redeemed	1,128,087
Accrued management fee	376,402
Other affiliated payables	156,054
Other payables and accrued expenses	56,411
Collateral on securities loaned, at value	7,410,850
Total liabilities		9,137,354
Net Assets		$837,518,425
Net Assets consist of:
Paid in capital		$568,491,114
Accumulated net investment loss		(538,491)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,070,186
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		264,495,616
Net Assets, for 10,657,293 shares outstanding		$837,518,425
Net Asset Value, offering price and redemption price per share ($837,518,425 ÷ 10,657,293 shares)		$78.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,056,385
Interest		19
Income from Fidelity Central Funds (including $38,651 from security lending)		61,726
Total income		7,118,130
Expenses
Management fee	$5,281,300
Transfer agent fees	1,707,547
Accounting and security lending fees	323,370
Custodian fees and expenses	14,352
Independent trustees' compensation	17,629
Registration fees	63,741
Audit	41,215
Legal	11,094
Interest	217
Miscellaneous	10,144
Total expenses before reductions	7,470,609
Expense reductions	(26,963)	7,443,646
Net investment income (loss)		(325,516)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,982,698
Foreign currency transactions	(10,502)
Total net realized gain (loss)		32,972,196
Change in net unrealized appreciation (depreciation) on: Investment securities	(99,108,446)
Assets and liabilities in foreign currencies	(1,550)
Total change in net unrealized appreciation (depreciation)		(99,109,996)
Net gain (loss)		(66,137,800)
Net increase (decrease) in net assets resulting from operations		$(66,463,316)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(325,516)	$(856,688)
Net realized gain (loss)	32,972,196	67,152,548
Change in net unrealized appreciation (depreciation)	(99,109,996)	113,459,236
Net increase (decrease) in net assets resulting from operations	(66,463,316)	179,755,096
Distributions to shareholders from net investment income	(196,725)	–
Distributions to shareholders from net realized gain	(36,264,193)	(68,132,265)
Total distributions	(36,460,918)	(68,132,265)
Share transactions
Proceeds from sales of shares	418,304,133	205,039,822
Reinvestment of distributions	35,019,570	65,616,728
Cost of shares redeemed	(391,343,866)	(196,364,541)
Net increase (decrease) in net assets resulting from share transactions	61,979,837	74,292,009
Redemption fees	46,721	15,203
Total increase (decrease) in net assets	(40,897,676)	185,930,043
Net Assets
Beginning of period	878,416,101	692,486,058
End of period (including accumulated net investment loss of $538,491 and accumulated net investment loss of $5,747, respectively)	$837,518,425	$878,416,101
Other Information
Shares
Sold	4,736,725	2,561,684
Issued in reinvestment of distributions	408,409	847,811
Redeemed	(4,554,229)	(2,508,957)
Net increase (decrease)	590,905	900,538

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Health Care Services Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$87.26	$75.55	$59.90	$61.26	$55.32
Income from Investment Operations
Net investment income (loss)B	(.03)	(.09)	(.07)	.06	(.03)
Net realized and unrealized gain (loss)	(5.21)	19.25	20.08	1.77	5.96
Total from investment operations	(5.24)	19.16	20.01	1.83	5.93
Distributions from net investment income	(.02)	–	–	(.03)	–
Distributions from net realized gain	(3.41)	(7.45)	(4.36)	(3.16)	–
Total distributions	(3.43)	(7.45)	(4.36)	(3.19)	–
Redemption fees added to paid in capitalB	–C	–C	–C	–C	.01
Net asset value, end of period	$78.59	$87.26	$75.55	$59.90	$61.26
Total ReturnC,D	(6.30)%	26.88%	34.22%	3.17%	10.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.79%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.77%	.79%	.82%	.84%	.86%
Expenses net of all reductions	.77%	.79%	.82%	.83%	.84%
Net investment income (loss)	(.03)%	(.12)%	(.10)%	.10%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$837,518	$878,416	$692,486	$562,949	$870,358
Portfolio turnover rateG	39%	44%	65%	96%	86%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	(6.63)%	13.46%	10.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,962	Medical Equipment and Systems Portfolio
$18,666	S&P 500® Index

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund returned -6.63%, underperforming the -2.09% return of the MSCI U.S. IMI Health Care Equipment & Supplies 25/50 Index. Medical equipment stocks modestly trailed the -6.19% result of the broad-based S&P 500® index market, hampered by a sharp pullback after multiyear gains and increasing concerns surrounding drug pricing and global economic instability. Versus the MSCI sector benchmark, fund performance was hurt by picks in the health care equipment and non-benchmark exposure to weak-performing biotechnology firm Puma Biotechnology. Puma was our largest individual relative detractor, as shares of the development-stage firm plummeted because the firm continued to report disappointing trial data for neratinib, its drug to treat breast cancer. Security selection in the health care equipment industry – the fund’s core area of investment, representing 85% of assets this period – also dragged on relative performance the past year. Here, a non-index position in Neovasc disappointed. On the positive side an underweighting in Abbott Laboratories – a producer of generic pharmaceuticals, medical devices and nutrition products – was the largest individual relative contributor the past year. The stock was weighed down by market concerns over the firm’s emerging-markets exposure and its high price-to-earnings multiple. An out-of-index investment in Sartorius, a leader in the emerging area of disposable biotechnology manufacturing, also aided performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Equipment and Systems Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	24.8	23.5
Boston Scientific Corp.	11.0	11.3
Intuitive Surgical, Inc.	6.4	1.1
Edwards Lifesciences Corp.	5.6	2.3
Abbott Laboratories	4.5	7.6
Zimmer Biomet Holdings, Inc.	4.4	4.8
Stryker Corp.	3.3	4.7
The Cooper Companies, Inc.	3.3	3.1
ResMed, Inc.	2.8	2.0
Integra LifeSciences Holdings Corp.	2.6	2.2
	68.7

Top Industries (% of fund's net assets)

As of February 29, 2016
Health Care Equipment & Supplies	92.6%
Life Sciences Tools & Services	2.1%
Pharmaceuticals	1.7%
Health Care Providers & Services	0.9%
Health Care Technology	0.9%
All Others*	1.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Health Care Equipment & Supplies	92.3%
Pharmaceuticals	2.0%
Life Sciences Tools & Services	1.9%
Health Care Providers & Services	1.1%
Industrial Conglomerates	1.0%
All Others*	1.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Medical Equipment and Systems Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Biotechnology - 0.4%
Biotechnology - 0.4%
Puma Biotechnology, Inc. (a)	160,161	$7,172,010
Health Care Equipment & Supplies - 91.7%
Health Care Equipment - 84.0%
Abbott Laboratories	2,200,000	85,228,000
Atricure, Inc. (a)	1,150,000	19,055,500
Boston Scientific Corp. (a)	12,400,000	210,552,000
Cardiovascular Systems, Inc. (a)	500,000	4,180,000
CONMED Corp.	300,000	11,922,000
DexCom, Inc. (a)	160,000	10,409,600
Edwards Lifesciences Corp. (a)	1,240,000	107,880,000
Fukuda Denshi Co. Ltd.	260,000	14,272,946
Genmark Diagnostics, Inc. (a)	1,280,000	6,336,000
HeartWare International, Inc. (a)	210,000	6,711,600
Inogen, Inc. (a)	392,104	13,402,115
Integra LifeSciences Holdings Corp. (a)	800,000	49,088,000
Intuitive Surgical, Inc. (a)	216,200	121,733,572
Invuity, Inc. (b)	520,000	3,811,600
K2M Group Holdings, Inc. (a)	1,280,000	15,155,200
LivaNova PLC (a)	530,763	29,956,264
Masimo Corp. (a)	330,000	12,487,200
Medtronic PLC	6,140,000	475,174,598
Natus Medical, Inc. (a)	440,000	15,980,800
Neovasc, Inc. (a)	2,421,948	9,663,573
Nevro Corp. (a)(b)	380,504	21,917,030
ResMed, Inc.	940,000	53,495,400
St. Jude Medical, Inc.	860,000	46,173,400
Steris PLC	428,000	27,528,960
Stryker Corp.	640,000	63,923,200
Teleflex, Inc.	280,000	39,989,600
Wright Medical Group NV (a)	2,314,874	39,561,197
Zeltiq Aesthetics, Inc. (a)(b)	400,000	9,212,000
Zimmer Biomet Holdings, Inc.	880,000	85,192,800
		1,609,994,155
Health Care Supplies - 7.7%
ASAHI INTECC Co. Ltd.	228,000	10,612,668
Endologix, Inc. (a)(b)	1,279,999	11,033,591
ICU Medical, Inc. (a)	160,000	14,704,000
Penumbra, Inc.	265,152	11,743,317
The Cooper Companies, Inc.	440,000	62,902,400
The Spectranetics Corp. (a)(b)	1,900,000	26,942,000
Vascular Solutions, Inc. (a)	280,000	8,416,800
		146,354,776

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,756,348,931

Health Care Providers & Services - 0.7%
Health Care Distributors & Services - 0.1%
Amplifon SpA	303,694	2,444,764
Health Care Services - 0.6%
Miraca Holdings, Inc.	260,000	11,202,083

TOTAL HEALTH CARE PROVIDERS & SERVICES		13,646,847

Health Care Technology - 0.9%
Health Care Technology - 0.9%
Castlight Health, Inc. (a)	999,300	3,317,676
Castlight Health, Inc. Class B (a)	76,183	252,928
HTG Molecular Diagnostics (c)	673,461	1,939,568
Medidata Solutions, Inc. (a)	330,000	11,385,000
		16,895,172
Life Sciences Tools & Services - 2.1%
Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	800,000	29,880,000
Bruker Corp.	400,000	10,392,000
		40,272,000
Pharmaceuticals - 1.7%
Pharmaceuticals - 1.7%
Allergan PLC (a)	40,000	11,604,400
Teva Pharmaceutical Industries Ltd. sponsored ADR	400,000	22,240,000
		33,844,400
TOTAL COMMON STOCKS
(Cost $1,572,308,720)		1,868,179,360

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 0.5%
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (a)(d)	455,526	3,976,742
Software - 0.3%
Application Software - 0.3%
Outset Medical, Inc. Series B (d)	3,307,754	4,796,243

TOTAL CONVERTIBLE PREFERRED STOCKS		8,772,985

Nonconvertible Preferred Stocks - 0.9%
Health Care Equipment & Supplies - 0.9%
Health Care Equipment - 0.9%
Sartorius AG (non-vtg.)	69,000	17,812,130
TOTAL PREFERRED STOCKS
(Cost $16,432,148)		26,585,115

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.40% (e)	21,656,031	21,656,031
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	36,909,333	36,909,333
TOTAL MONEY MARKET FUNDS
(Cost $58,565,364)		58,565,364
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $1,647,306,232)		1,953,329,839
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(37,558,334)
NET ASSETS - 100%		$1,915,771,505

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,772,985 or 0.5% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$3,000,003
Outset Medical, Inc. Series B	5/5/15 - 6/5/15	$7,500,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,830
Fidelity Securities Lending Cash Central Fund	213,435
Total	$236,265

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
HTG Molecular Diagnostics	$--	$9,428,454	$--	$--	$1,939,568
Total	$--	$9,428,454	$--	$--	$1,939,568

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,868,179,360	$1,820,348,346	$47,831,014	$--
Preferred Stocks	26,585,115	17,812,130	--	8,772,985
Money Market Funds	58,565,364	58,565,364	--	--
Total Investments in Securities:	$1,953,329,839	$1,896,725,840	$47,831,014	$8,772,985

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	65.0%
Ireland	25.4%
United Kingdom	3.0%
Netherlands	2.1%
Japan	1.9%
Israel	1.1%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $35,503,378) — See accompanying schedule: Unaffiliated issuers (cost $1,579,312,414)	$1,892,824,907
Fidelity Central Funds (cost $58,565,364)	58,565,364
Other affiliated issuers (cost $9,428,454)	1,939,568
Total Investments (cost $1,647,306,232)		$1,953,329,839
Cash		24,773
Receivable for investments sold		11,350,305
Receivable for fund shares sold		2,612,436
Dividends receivable		532,721
Distributions receivable from Fidelity Central Funds		21,342
Prepaid expenses		7,328
Other receivables		59,969
Total assets		1,967,938,713
Liabilities
Payable for investments purchased	$10,131,632
Payable for fund shares redeemed	3,846,017
Accrued management fee	859,243
Other affiliated payables	322,591
Other payables and accrued expenses	98,392
Collateral on securities loaned, at value	36,909,333
Total liabilities		52,167,208
Net Assets		$1,915,771,505
Net Assets consist of:
Paid in capital		$1,604,659,212
Distributions in excess of net investment income		(2,859,853)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,949,341
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		306,022,805
Net Assets, for 56,769,546 shares outstanding		$1,915,771,505
Net Asset Value, offering price and redemption price per share ($1,915,771,505 ÷ 56,769,546 shares)		$33.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$13,389,944
Interest		18
Income from Fidelity Central Funds (including $213,435 from security lending)		236,265
Total income		13,626,227
Expenses
Management fee	$11,263,895
Transfer agent fees	3,455,124
Accounting and security lending fees	640,249
Custodian fees and expenses	34,085
Independent trustees' compensation	37,720
Registration fees	82,233
Audit	45,221
Legal	22,275
Interest	913
Miscellaneous	22,088
Total expenses before reductions	15,603,803
Expense reductions	(163,114)	15,440,689
Net investment income (loss)		(1,814,462)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,421,489
Foreign currency transactions	(44,316)
Total net realized gain (loss)		107,377,173
Change in net unrealized appreciation (depreciation) on: Investment securities	(244,048,131)
Assets and liabilities in foreign currencies	2,720
Total change in net unrealized appreciation (depreciation)		(244,045,411)
Net gain (loss)		(136,668,238)
Net increase (decrease) in net assets resulting from operations		$(138,482,700)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,814,462)	$1,850,801
Net realized gain (loss)	107,377,173	414,857,444
Change in net unrealized appreciation (depreciation)	(244,045,411)	36,857,734
Net increase (decrease) in net assets resulting from operations	(138,482,700)	453,565,979
Distributions to shareholders from net investment income	(323,937)	(2,127,455)
Distributions to shareholders from net realized gain	(304,740,732)	(266,626,490)
Total distributions	(305,064,669)	(268,753,945)
Share transactions
Proceeds from sales of shares	386,283,948	311,116,720
Reinvestment of distributions	288,871,521	255,506,585
Cost of shares redeemed	(423,373,975)	(364,261,170)
Net increase (decrease) in net assets resulting from share transactions	251,781,494	202,362,135
Redemption fees	22,443	24,200
Total increase (decrease) in net assets	(191,743,432)	387,198,369
Net Assets
Beginning of period	2,107,514,937	1,720,316,568
End of period (including distributions in excess of net investment income of $2,859,853 and distributions in excess of net investment income of $730,211, respectively)	$1,915,771,505	$2,107,514,937
Other Information
Shares
Sold	10,257,167	7,939,627
Issued in reinvestment of distributions	7,601,549	6,807,619
Redeemed	(11,391,991)	(9,675,095)
Net increase (decrease)	6,466,725	5,072,151

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Medical Equipment and Systems Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$41.90	$38.03	$30.60	$28.02	$29.55
Income from Investment Operations
Net investment income (loss)B	(.03)	.04	.01	.04	.01
Net realized and unrealized gain (loss)	(2.25)	9.86	10.94	3.77	(.10)
Total from investment operations	(2.28)	9.90	10.95	3.81	(.09)
Distributions from net investment income	(.01)	(.05)	–	(.05)	(.02)
Distributions from net realized gain	(5.86)	(5.98)	(3.52)	(1.18)	(1.43)
Total distributions	(5.87)	(6.03)	(3.52)	(1.23)	(1.44)C
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$33.75	$41.90	$38.03	$30.60	$28.02
Total ReturnE	(6.63)%	28.52%	37.03%	14.09%	.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.80%	.83%	.84%
Expenses net of fee waivers, if any	.76%	.77%	.80%	.83%	.84%
Expenses net of all reductions	.75%	.77%	.79%	.82%	.84%
Net investment income (loss)	(.09)%	.11%	.04%	.13%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$1,915,772	$2,107,515	$1,720,317	$1,404,437	$1,361,012
Portfolio turnover rateH	46%	106%	75%	69%	120%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.44 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.426 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	(11.33)%	16.07%	11.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,833	Pharmaceuticals Portfolio
$18,666	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-orientedand larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Portfolio Manager Asher Anolic:  For the year, the fund returned -11.33%, outpacing the -15.55% result of the S&P® Custom Pharmaceuticals Index, but underperforming the broad market S&P 500®. Pharmaceuticals stocks underperformed the broad market by a wide margin the past year against growing concerns about drug pricing and profit taking after a strong multiyear run for the industry. Versus the S&P® industry index, security selection within the fund’s primary area of investment, pharmaceuticals, was the biggest contributor, followed by an overweighting in biotechnology. Johnson & Johnson was our largest holding and biggest individual contributor this period. The stock outperformed because the firm announced better-than-expected earnings guidance for 2016. A sizable out-of-index stake in Teva Pharmaceuticals Industries – a longtime fund holding – was another plus. Shares popped in July, when the firm announced it would buy Allergan’s generics division. By contrast, an overweighting in Endo International was the fund’s biggest individual detractor. The firm produces generic and branded pharmaceuticals. Unfortunately for the fund, the stock was hurt the past year by investors’ antipathy toward specialty-pharma merger-and-acquisition stories, as well as business execution mishaps on newly acquired assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	13.4	11.3
Allergan PLC	8.4	8.1
Sanofi SA sponsored ADR	7.0	7.0
GlaxoSmithKline PLC sponsored ADR	6.3	1.2
Eli Lilly & Co.	5.2	5.0
Novo Nordisk A/S Series B sponsored ADR	5.2	3.3
Pfizer, Inc.	5.2	4.6
Bristol-Myers Squibb Co.	5.0	5.2
AbbVie, Inc.	4.6	6.6
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.4	4.6
	64.7

Top Industries (% of fund's net assets)

As of February 29, 2016
Pharmaceuticals	85.0%
Biotechnology	10.6%
Health Care Equipment & Supplies	1.3%
Household Products	0.8%
Life Sciences Tools & Services	0.8%
All Others*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Pharmaceuticals	85.4%
Biotechnology	6.8%
Health Care Providers & Services	3.0%
Health Care Equipment & Supplies	1.0%
Household Products	1.0%
All Others*	2.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Pharmaceuticals Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Biotechnology - 10.6%
Biotechnology - 10.6%
AbbVie, Inc.	1,438,190	$78,539,556
Ablynx NV (a)(b)	655,300	8,369,072
Affimed NV (a)	690,600	2,203,014
Alexion Pharmaceuticals, Inc. (a)	100,786	14,190,669
Alnylam Pharmaceuticals, Inc. (a)	38,500	2,254,945
AMAG Pharmaceuticals, Inc. (a)	158,700	4,170,636
Amgen, Inc.	179,400	25,525,032
Anacor Pharmaceuticals, Inc. (a)	55,500	3,539,790
BeiGene Ltd. ADR	26,820	785,021
Biogen, Inc. (a)	31,600	8,197,672
BioMarin Pharmaceutical, Inc. (a)	58,700	4,805,769
Cara Therapeutics, Inc. (a)	310,700	1,528,644
Cytokinetics, Inc. (a)(b)	363,700	2,291,310
Dynavax Technologies Corp. (a)	145,102	2,339,044
Eagle Pharmaceuticals, Inc. (a)(b)	69,500	4,405,605
FibroGen, Inc. (a)	126,200	2,187,046
Genmab A/S (a)	22,300	2,743,249
Ligand Pharmaceuticals, Inc. Class B (a)	28,900	2,666,892
Loxo Oncology, Inc. (a)	166,286	3,124,514
Regeneron Pharmaceuticals, Inc. (a)	6,500	2,496,130
Xencor, Inc. (a)	230,200	2,532,200
		178,895,810
Chemicals - 0.3%
Specialty Chemicals - 0.3%
Codexis, Inc. (a)	1,278,700	5,191,522
Food & Staples Retailing - 0.5%
Drug Retail - 0.5%
Tsuruha Holdings, Inc.	103,100	8,719,215
Health Care Equipment & Supplies - 1.3%
Health Care Equipment - 1.3%
LivaNova PLC (a)	172,601	9,741,600
Novocure Ltd. (a)(b)	239,000	2,793,910
Teleflex, Inc.	61,800	8,826,276
		21,361,786
Household Products - 0.8%
Household Products - 0.8%
Reckitt Benckiser Group PLC	154,863	14,106,436
Life Sciences Tools & Services - 0.8%
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	371,800	13,886,730
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	40,000	62,000
Pharmaceuticals - 85.0%
Pharmaceuticals - 85.0%
Akorn, Inc. (a)(b)	215,500	5,730,145
Allergan PLC (a)	492,638	142,919,210
Amphastar Pharmaceuticals, Inc. (a)	396,600	4,176,198
Astellas Pharma, Inc.	1,110,600	15,979,174
AstraZeneca PLC sponsored ADR	269,600	7,729,432
Bristol-Myers Squibb Co.	1,378,010	85,340,159
Cempra, Inc. (a)	103,600	1,743,588
DepoMed, Inc. (a)	194,400	2,970,432
Eisai Co. Ltd.	154,200	9,504,458
Eli Lilly & Co.	1,227,100	88,351,200
Endo Health Solutions, Inc. (a)	826,900	34,572,689
GlaxoSmithKline PLC sponsored ADR (b)	2,752,900	106,454,643
Horizon Pharma PLC (a)	924,900	15,871,284
Impax Laboratories, Inc. (a)	256,700	8,391,523
Intra-Cellular Therapies, Inc. (a)	3,800	106,856
Jazz Pharmaceuticals PLC (a)	274,500	33,373,710
Jiangsu Hengrui Medicine Co. Ltd.	954,750	6,550,978
Johnson & Johnson	2,157,800	227,022,139
Mallinckrodt PLC (a)	181,300	11,789,939
Merck & Co., Inc.	260,836	13,096,576
Mylan N.V.	1,097,800	49,477,846
Novartis AG sponsored ADR	416,398	29,610,062
Novo Nordisk A/S Series B sponsored ADR (b)	1,713,900	88,094,460
Pacira Pharmaceuticals, Inc. (a)	105,500	5,487,055
Perrigo Co. PLC	104,052	13,136,565
Pfizer, Inc.	2,966,188	88,006,798
Prestige Brands Holdings, Inc. (a)	464,300	22,704,270
Recordati SpA	516,500	12,479,233
Sanofi SA sponsored ADR	2,995,122	118,457,075
Shire PLC sponsored ADR (b)	202,100	31,549,831
Sosei Group Corp. (b)	40,300	5,617,446
Supernus Pharmaceuticals, Inc. (a)	718,000	9,003,720
Teligent, Inc. (a)(b)	235,000	1,374,750
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,349,089	75,009,348
The Medicines Company (a)	154,016	4,953,155
TherapeuticsMD, Inc. (a)(b)	1,970,300	12,038,533
Valeant Pharmaceuticals International, Inc. (Canada) (a)	640,227	42,126,937
Zoetis, Inc. Class A	215,300	8,840,218
		1,439,641,635
TOTAL COMMON STOCKS
(Cost $1,567,422,988)		1,681,865,134

Convertible Preferred Stocks - 0.0%
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Living Proof, Inc. 8.00% (a)(c)
(Cost $200,000)	112,714	284,039

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.40% (d)	4,214,271	4,214,271
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	95,475,244	95,475,244
TOTAL MONEY MARKET FUNDS
(Cost $99,689,515)		99,689,515
TOTAL INVESTMENT PORTFOLIO - 105.2%
(Cost $1,667,312,503)		1,781,838,688
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(88,428,652)
NET ASSETS - 100%		$1,693,410,036

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $284,039 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Living Proof, Inc. 8.00%	2/13/13	$200,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$32,280
Fidelity Securities Lending Cash Central Fund	312,139
Total	$344,419

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,681,865,134	$1,627,938,405	$53,926,729	$--
Convertible Preferred Stocks	284,039	--	--	284,039
Money Market Funds	99,689,515	99,689,515	--	--
Total Investments in Securities:	$1,781,838,688	$1,727,627,920	$53,926,729	$284,039

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,618,324
Level 2 to Level 1	$50,096,318

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	46.8%
Ireland	14.8%
United Kingdom	8.2%
France	7.0%
Denmark	5.4%
Israel	4.4%
Netherlands	3.0%
Canada	2.5%
Japan	2.4%
Bailiwick of Jersey	2.1%
Switzerland	1.8%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $91,465,195) — See accompanying schedule: Unaffiliated issuers (cost $1,567,622,988)	$1,682,149,173
Fidelity Central Funds (cost $99,689,515)	99,689,515
Total Investments (cost $1,667,312,503)		$1,781,838,688
Receivable for investments sold		7,492,659
Receivable for fund shares sold		1,383,732
Dividends receivable		9,390,819
Distributions receivable from Fidelity Central Funds		80,032
Prepaid expenses		8,006
Other receivables		45,600
Total assets		1,800,239,536
Liabilities
Payable to custodian bank	$73
Payable for investments purchased	6,348,820
Payable for fund shares redeemed	3,760,591
Accrued management fee	797,061
Other affiliated payables	342,658
Other payables and accrued expenses	105,053
Collateral on securities loaned, at value	95,475,244
Total liabilities		106,829,500
Net Assets		$1,693,410,036
Net Assets consist of:
Paid in capital		$1,614,158,482
Distributions in excess of net investment income		(39,142)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,206,000)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,496,696
Net Assets, for 93,067,831 shares outstanding		$1,693,410,036
Net Asset Value, offering price and redemption price per share ($1,693,410,036 ÷ 93,067,831 shares)		$18.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$40,735,845
Interest		26
Income from Fidelity Central Funds (including $312,139 from security lending)		344,419
Income before foreign taxes withheld		41,080,290
Less foreign taxes withheld		(2,061,817)
Total income		39,018,473
Expenses
Management fee	$11,472,834
Transfer agent fees	3,839,571
Accounting and security lending fees	639,029
Custodian fees and expenses	55,743
Independent trustees' compensation	38,088
Registration fees	150,659
Audit	45,873
Legal	22,778
Interest	1,696
Miscellaneous	22,439
Total expenses before reductions	16,288,710
Expense reductions	(109,581)	16,179,129
Net investment income (loss)		22,839,344
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	114,436,813
Foreign currency transactions	(77,709)
Total net realized gain (loss)		114,359,104
Change in net unrealized appreciation (depreciation) on: Investment securities	(394,780,089)
Assets and liabilities in foreign currencies	(2,592)
Total change in net unrealized appreciation (depreciation)		(394,782,681)
Net gain (loss)		(280,423,577)
Net increase (decrease) in net assets resulting from operations		$(257,584,233)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,839,344	$10,819,387
Net realized gain (loss)	114,359,104	248,040,186
Change in net unrealized appreciation (depreciation)	(394,782,681)	46,742,902
Net increase (decrease) in net assets resulting from operations	(257,584,233)	305,602,475
Distributions to shareholders from net investment income	(15,478,004)	(13,480,605)
Distributions to shareholders from net realized gain	(216,777,060)	(156,387,668)
Total distributions	(232,255,064)	(169,868,273)
Share transactions
Proceeds from sales of shares	846,431,853	891,442,186
Reinvestment of distributions	222,801,615	163,418,607
Cost of shares redeemed	(778,963,083)	(932,575,497)
Net increase (decrease) in net assets resulting from share transactions	290,270,385	122,285,296
Redemption fees	114,340	101,684
Total increase (decrease) in net assets	(199,454,572)	258,121,182
Net Assets
Beginning of period	1,892,864,608	1,634,743,426
End of period (including distributions in excess of net investment income of $39,142 and undistributed net investment income of $3,033,161, respectively)	$1,693,410,036	$1,892,864,608
Other Information
Shares
Sold	36,402,595	42,226,714
Issued in reinvestment of distributions	10,422,776	8,114,920
Redeemed	(35,766,896)	(44,744,142)
Net increase (decrease)	11,058,475	5,597,492

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Pharmaceuticals Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$23.08	$21.39	$16.13	$14.11	$12.74
Income from Investment Operations
Net investment income (loss)B	.24	.14	.26	.23	.15
Net realized and unrealized gain (loss)	(2.52)	3.76	6.96	2.26	1.64
Total from investment operations	(2.28)	3.90	7.22	2.49	1.79
Distributions from net investment income	(.17)	(.18)	(.18)	(.20)	(.11)
Distributions from net realized gain	(2.43)	(2.03)	(1.77)	(.27)	(.31)
Total distributions	(2.60)	(2.21)	(1.96)C	(.47)	(.42)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$18.20	$23.08	$21.39	$16.13	$14.11
Total ReturnE	(11.33)%	20.04%	46.77%	17.93%	14.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.82%	.85%	.89%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.85%	.89%
Expenses net of all reductions	.77%	.79%	.81%	.84%	.88%
Net investment income (loss)	1.09%	.66%	1.39%	1.54%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,693,410	$1,892,865	$1,634,743	$911,064	$715,882
Portfolio turnover rateH	77%	72%I	95%	54%	73%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.96 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.773 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio (formerly Medical Delivery Portfolio), Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Biotechnology Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 02/29/16	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$226,658,581	Discounted cash flow	Discount rate	3.5% - 15.0% / 9.2%	Decrease
		Entity valuation	Projected royalty	$3.00	Decrease
			Entity valuation	$140.20	Increase
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Discount rate	6.0%	Decrease
			Transaction price	$1.00 - $140.00 / $21.80	Increase
			Adjusted transaction price	$6.76	Increase
		Market comparable	Discount rate	21.0%	Decrease
			EV/Sales multiple	2.0	Increase
		Proxy adjustment	Proxy movement	19.9% - 47.4% / 31.3%	Increase
		Transaction price	Transaction price	$8.00	Increase
			Discount for lack of marketability	10.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 , including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Biotechnology Portfolio	$11,040,974,764	$2,413,800,128	$(2,755,654,015)	$(341,853,887)
Health Care Portfolio	7,263,099,281	1,250,296,366	(935,349,181)	314,947,185
Health Care Services Portfolio	583,891,147	294,417,127	(33,337,443)	261,079,684
Medical Equipment and Systems Portfolio	1,650,730,887	415,389,640	(112,790,688)	302,598,952
Pharmaceuticals Portfolio	1,688,404,199	260,679,228	(167,244,739)	93,434,489

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$351,153,382	$(341,848,815)
Health Care Portfolio	36,283,808	314,919,516
Health Care Services Portfolio	8,487,542	261,078,259
Medical Equipment and Systems Portfolio	16,602,838	302,598,150
Pharmaceuticals Portfolio	–	93,405,594

The Health Care Services Portfolio intends to elect to defer to its next fiscal year $518,382 of ordinary losses recognized during the period January 1, 2016 to February 29, 2016.

The Medical Equipment and Systems Portfolio intends to elect to defer to its next fiscal year $5,228,842 of capital losses recognized during the period November 1, 2015 to February 29, 2016. The Medical Equipment and Systems Portfolio intends to elect to defer to its next fiscal year $2,817,466 of ordinary losses recognized during the period January 1, 2016 to February 29, 2016.

The Pharmaceuticals Portfolio intends to elect to defer to its next fiscal year $14,114,304 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$935,222,849	$935,222,849
Health Care Portfolio	320,022,051	680,990,916	1,001,012,967
Health Care Services Portfolio	5,714,562	30,746,356	36,460,918
Medical Equipment and Systems Portfolio	70,275,728	234,788,941	305,064,669
Pharmaceuticals Portfolio	53,177,399	179,077,665	232,255,064

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$1,044,601,828	$1,044,601,828
Health Care Portfolio	220,468,699	789,371,404	1,009,840,103
Health Care Services Portfolio	6,970,783	61,161,482	68,132,265
Medical Equipment and Systems Portfolio	73,059,262	195,694,683	268,753,945
Pharmaceuticals Portfolio	52,685,263	117,183,010	169,868,273

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. The Biotechnology Portfolio invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through this Subsidiary were $37,472,043 representing .40% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	6,007,699,446	4,988,552,378
Health Care Portfolio	7,111,109,325	7,971,769,824
Health Care Services Portfolio	422,061,174	364,776,838
Medical Equipment and Systems Portfolio	927,988,104	985,828,603
Pharmaceuticals Portfolio	1,660,481,884	1,572,075,306

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.25%	.55%
Health Care Portfolio	.30%	.25%	.55%
Health Care Services Portfolio	.30%	.25%	.55%
Medical Equipment and Systems Portfolio	.30%	.25%	.55%
Pharmaceuticals Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.16%
Health Care Portfolio	.16%
Health Care Services Portfolio	.18%
Medical Equipment and Systems Portfolio	.17%
Pharmaceuticals Portfolio	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$286,108
Health Care Portfolio	140,126
Health Care Services Portfolio	7,760
Medical Equipment and Systems Portfolio	22,276
Pharmaceuticals Portfolio	34,168

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$35,594,197.45%		$26,893
Health Care Portfolio	Borrower	$32,675,550.43%		$7,856
Health Care Services Portfolio	Borrower	$5,290,500.37%		$217
Medical Equipment and Systems Portfolio	Borrower	$7,001,091.43%		$913
Pharmaceuticals Portfolio	Borrower	$7,337,000.42%		$1,696

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$20,507
Health Care Portfolio	13,902
Health Care Services Portfolio	1,361
Medical Equipment and Systems Portfolio	2,948
Pharmaceuticals Portfolio	2,951

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	$37,560,778.83%		$7,784

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$190,570	$587
Health Care Portfolio	475,900	253
Health Care Services Portfolio	2,894	–
Medical Equipment and Systems Portfolio	108,355	30
Pharmaceuticals Portfolio	58,816	168

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$318,016
Health Care Portfolio	213,730
Health Care Services Portfolio	24,069
Medical Equipment and Systems Portfolio	54,729
Pharmaceuticals Portfolio	50,597

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio (formerly Medical Delivery Portfolio), Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Biotechnology Portfolio	.74%
Actual		$1,000.00	$679.10	$3.09
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Health Care Portfolio	.73%
Actual		$1,000.00	$859.20	$3.37
Hypothetical-C		$1,000.00	$1,021.23	$3.67
Health Care Services Portfolio	.78%
Actual		$1,000.00	$915.00	$3.71
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Medical Equipment and Systems Portfolio	.76%
Actual		$1,000.00	$959.60	$3.70
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Pharmaceuticals Portfolio	.78%
Actual		$1,000.00	$861.60	$3.61
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Health Care Portfolio	04/11/16	04/08/16	$0.904
Biotechnology Portfolio	04/11/16	04/08/16	$5.961
Pharmaceuticals Portfolio	04/11/16	04/08/16	$0.000
Medical Equipment and Systems Portfolio	04/11/16	04/08/16	$0.295
Health Care Services Portfolio	04/11/16	04/08/16	$0.811

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Portfolio	$716,864,067
Biotechnology Portfolio	$1,131,873,889
Pharmaceuticals Portfolio	$101,194,603
Medical Equipment and Systems Portfolio	$95,358,669
Health Care Services Portfolio	$32,593,598

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Health Care Portfolio	1%	70%
Biotechnology Portfolio	0%	0%
Pharmaceuticals Portfolio	7%	49%
Medical Equipment and Systems Portfolio	0%	36%
Health Care Services Portfolio	89%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2015	December 2015
Health Care Portfolio	2%	76%
Biotechnology Portfolio	0%	0%
Pharmaceuticals Portfolio	18%	72%
Medical Equipment and Systems Portfolio	2%	57%
Health Care Services Portfolio	91%	100%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio (f/k/a Medical Delivery Portfolio)
Medical Equipment and Systems Portfolio
Pharmaceuticals Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Medical Delivery Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it has taken and is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELHC-ANN-0416
1.813640.111

Fidelity® Select Portfolios® Consumer Staples Sector Consumer Staples Portfolio Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio	(3.25)%	12.26%	10.52%

 Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,200	Consumer Staples Portfolio
$18,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Robert Lee:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted in the range of -3.25% to -4.25%, underperforming the 3.43% gain of the MSCI U.S. IMI Consumer Staples 25/50 Index but outpacing the broader market, as investors were attracted to the relative earnings stability of companies in the sector. The fund's underperformance versus the sector benchmark largely was driven by unsuccessful stock selection within the packaged foods & meats, as well as the tobacco industries. Here, our large, overweighted position in Mead Johnson Nutrition was the biggest individual detractor. Avoiding Kraft Foods also hurt, especially after the company announced in March it would merge with competitor H.J. Heinz. Picks among tobacco stocks were another sore spot. This included a non-index stake in U.K.-based British American Tobacco, one of the fund's biggest positions, which was adversely affected by currency fluctuations. Conversely, stock choices among food retail names contributed to the fund's relative results. We liquidated the fund's position in organic-groceries chain Whole Foods early in the period, which proved favorable when the stock subsequently declined on concern that growing competition in the natural/organic food retailing space would siphon away the chain's customers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	13.5	9.7
British American Tobacco PLC sponsored ADR	10.8	11.1
CVS Health Corp.	9.3	10.5
Kroger Co.	6.1	5.9
Reynolds American, Inc.	5.1	2.1
Walgreens Boots Alliance, Inc.	5.1	0.0
PepsiCo, Inc.	4.5	9.6
Altria Group, Inc.	4.1	4.4
The Coca-Cola Co.	3.9	3.3
Mead Johnson Nutrition Co. Class A	3.8	4.7
	66.2

Top Industries (% of fund's net assets)

As of February 29, 2016
Food & Staples Retailing	25.2%
Tobacco	23.3%
Household Products	16.7%
Beverages	15.7%
Food Products	11.2%
All Others*	7.9%

As of August 31, 2015
Food & Staples Retailing	23.6%
Beverages	23.5%
Tobacco	20.0%
Household Products	13.7%
Food Products	13.3%
All Others*	5.9%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Beverages - 15.6%
Brewers - 1.0%
Anheuser-Busch InBev SA NV	274,890	$30,753,781
Distillers & Vintners - 1.3%
Kweichow Moutai Co. Ltd.	215,185	7,056,059
Pernod Ricard SA	107,500	11,473,364
Remy Cointreau SA (a)	291,476	20,198,134
		38,727,557
Soft Drinks - 13.3%
Coca-Cola Bottling Co. Consolidated	146,959	25,676,676
Coca-Cola Central Japan Co. Ltd.	360,900	6,237,019
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (a)	58,029	4,262,230
Coca-Cola Icecek Sanayi A/S	990,162	11,039,831
Embotelladora Andina SA ADR	461,227	7,056,773
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	69,487	6,503,288
Monster Beverage Corp.	724,200	90,887,100
PepsiCo, Inc.	1,400,018	136,949,761
The Coca-Cola Co.	2,784,918	120,113,513
		408,726,191

TOTAL BEVERAGES		478,207,529

Chemicals - 0.0%
Specialty Chemicals - 0.0%
Senomyx, Inc. (a)(b)	24,378	80,935
Food & Staples Retailing - 25.2%
Drug Retail - 14.6%
CVS Health Corp.	2,934,403	285,135,940
Drogasil SA	439,700	5,038,064
Walgreens Boots Alliance, Inc.	1,976,324	156,011,017
		446,185,021
Food Distributors - 0.8%
Chefs' Warehouse Holdings (b)	556,306	10,497,494
United Natural Foods, Inc. (b)	422,881	13,050,108
		23,547,602
Food Retail - 7.4%
China Resources Beer Holdings Co. Ltd.	3,126,000	5,063,943
Kroger Co.	4,664,142	186,145,907
Sprouts Farmers Market LLC (a)(b)	1,238,229	35,264,762
		226,474,612
Hypermarkets & Super Centers - 2.4%
Wal-Mart Stores, Inc.	1,131,756	75,080,693

TOTAL FOOD & STAPLES RETAILING		771,287,928

Food Products - 11.2%
Agricultural Products - 2.1%
Archer Daniels Midland Co.	433,500	15,155,160
Bunge Ltd.	851,888	42,355,871
SLC Agricola SA	1,290,200	5,911,937
		63,422,968
Packaged Foods & Meats - 9.1%
Amplify Snack Brands, Inc. (a)	768,695	7,909,872
Blue Buffalo Pet Products, Inc. (a)(b)	835,176	15,283,721
Dean Foods Co. (a)	103,700	2,000,373
Mead Johnson Nutrition Co. Class A	1,597,216	117,810,652
Mondelez International, Inc.	1,087,700	44,084,481
Nestle SA	316,427	22,128,053
The Hain Celestial Group, Inc. (b)	811,146	29,988,068
TreeHouse Foods, Inc. (b)	392,300	33,117,966
Ulker Biskuvi Sanayi A/S	1,010,525	6,148,043
		278,471,229

TOTAL FOOD PRODUCTS		341,894,197

Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Diplomat Pharmacy, Inc. (a)(b)	187,148	6,666,212
Hotels, Restaurants & Leisure - 1.4%
Restaurants - 1.4%
ARAMARK Holdings Corp.	1,386,728	43,570,994
Household Durables - 0.1%
Household Appliances - 0.1%
SodaStream International Ltd. (a)(b)	199,014	2,971,279
Household Products - 16.7%
Household Products - 16.7%
Colgate-Palmolive Co.	1,331,288	87,385,744
Procter & Gamble Co.	5,136,165	412,382,687
Spectrum Brands Holdings, Inc.	115,182	11,030,980
		510,799,411
Personal Products - 2.0%
Personal Products - 2.0%
Avon Products, Inc.	4,764,857	18,154,105
Coty, Inc. Class A (a)	468,600	13,345,728
Herbalife Ltd. (b)	416,610	22,809,398
Nu Skin Enterprises, Inc. Class A (a)	164,617	5,019,172
		59,328,403
Pharmaceuticals - 0.5%
Pharmaceuticals - 0.5%
Perrigo Co. PLC	120,400	15,200,500
Tobacco - 23.3%
Tobacco - 23.3%
Altria Group, Inc.	2,016,445	124,152,519
British American Tobacco PLC sponsored ADR	3,056,665	332,076,086
ITC Ltd.	1,820,070	7,889,505
Philip Morris International, Inc.	1,023,368	93,157,189
Reynolds American, Inc.	3,097,923	156,228,257
		713,503,556
TOTAL COMMON STOCKS
(Cost $2,340,678,069)		2,943,510,944

Nonconvertible Preferred Stocks - 0.1%
Beverages - 0.1%
Brewers - 0.1%
Ambev SA sponsored ADR
(Cost $2,103,197)	673,710	2,923,901

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 0.40% (c)	119,575,339	119,575,339
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	73,454,129	73,454,129
TOTAL MONEY MARKET FUNDS
(Cost $193,029,468)		193,029,468
TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $2,535,810,734)		3,139,464,313
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(78,388,262)
NET ASSETS - 100%		$3,061,076,051

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$137,366
Fidelity Securities Lending Cash Central Fund	418,728
Total	$556,094

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,943,510,944	$2,884,392,091	$59,118,853	$--
Nonconvertible Preferred Stocks	2,923,901	2,923,901	--	--
Money Market Funds	193,029,468	193,029,468	--	--
Total Investments in Securities:	$3,139,464,313	$3,080,345,460	$59,118,853	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.1%
United Kingdom	10.8%
Bermuda	1.4%
France	1.1%
Belgium	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $71,635,431) — See accompanying schedule: Unaffiliated issuers (cost $2,342,781,266)	$2,946,434,845
Fidelity Central Funds (cost $193,029,468)	193,029,468
Total Investments (cost $2,535,810,734)		$3,139,464,313
Foreign currency held at value (cost $1,525,904)		1,525,904
Receivable for investments sold		13,029,113
Receivable for fund shares sold		7,827,178
Dividends receivable		2,535,125
Distributions receivable from Fidelity Central Funds		152,307
Prepaid expenses		9,801
Other receivables		72,038
Total assets		3,164,615,779
Liabilities
Payable to custodian bank	$91,399
Payable for investments purchased	23,993,842
Payable for fund shares redeemed	3,653,512
Accrued management fee	1,365,702
Distribution and service plan fees payable	335,864
Other affiliated payables	503,947
Other payables and accrued expenses	141,333
Collateral on securities loaned, at value	73,454,129
Total liabilities		103,539,728
Net Assets		$3,061,076,051
Net Assets consist of:
Paid in capital		$2,445,977,747
Undistributed net investment income		4,626,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,866,226
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		603,605,358
Net Assets		$3,061,076,051
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($470,248,537 ÷ 5,237,976 shares)		$89.78
Maximum offering price per share (100/94.25 of $89.78)		$95.26
Class T:
Net Asset Value and redemption price per share ($76,586,170 ÷ 859,512 shares)		$89.10
Maximum offering price per share (100/96.50 of $89.10)		$92.33
Class B:
Net Asset Value and offering price per share ($6,845,981 ÷ 76,905 shares)(a)		$89.02
Class C:
Net Asset Value and offering price per share ($250,575,964 ÷ 2,855,078 shares)(a)		$87.77
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($2,039,983,007 ÷ 22,545,184 shares)		$90.48
Class I:
Net Asset Value, offering price and redemption price per share ($216,836,392 ÷ 2,400,129 shares)		$90.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$70,666,443
Interest		10
Income from Fidelity Central Funds		556,094
Total income		71,222,547
Expenses
Management fee	$15,733,851
Transfer agent fees	5,181,819
Distribution and service plan fees	3,849,484
Accounting and security lending fees	855,113
Custodian fees and expenses	85,731
Independent trustees' compensation	52,708
Registration fees	237,118
Audit	62,434
Legal	31,224
Miscellaneous	30,356
Total expenses before reductions	26,119,838
Expense reductions	(195,238)	25,924,600
Net investment income (loss)		45,297,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	141,076,507
Foreign currency transactions	134,972
Total net realized gain (loss)		141,211,479
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $18,850)	(292,105,987)
Assets and liabilities in foreign currencies	(22,552)
Total change in net unrealized appreciation (depreciation)		(292,128,539)
Net gain (loss)		(150,917,060)
Net increase (decrease) in net assets resulting from operations		$(105,619,113)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,297,947	$40,432,818
Net realized gain (loss)	141,211,479	155,658,969
Change in net unrealized appreciation (depreciation)	(292,128,539)	315,382,310
Net increase (decrease) in net assets resulting from operations	(105,619,113)	511,474,097
Distributions to shareholders from net investment income	(42,428,021)	(39,618,532)
Distributions to shareholders from net realized gain	(202,474,580)	(102,399,285)
Total distributions	(244,902,601)	(142,017,817)
Share transactions - net increase (decrease)	299,448,347	686,786,861
Redemption fees	52,041	51,833
Total increase (decrease) in net assets	(51,021,326)	1,056,294,974
Net Assets
Beginning of period	3,112,097,377	2,055,802,403
End of period (including undistributed net investment income of $4,626,720 and undistributed net investment income of $5,947,947, respectively)	$3,061,076,051	$3,112,097,377

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class A

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$101.33	$87.93	$85.67	$74.90	$67.65
Income from Investment Operations
Net investment income (loss)B	1.34	1.37	1.43	1.26	1.22
Net realized and unrealized gain (loss)	(4.86)	17.28	7.51	11.73	8.73
Total from investment operations	(3.52)	18.65	8.94	12.99	9.95
Distributions from net investment income	(1.31)	(1.28)	(1.44)	(1.08)	(1.06)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.03)	(5.25)C	(6.68)	(2.22)	(2.70)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$89.78	$101.33	$87.93	$85.67	$74.90
Total ReturnE,F	(3.51)%	21.95%	10.53%	17.60%	15.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses net of all reductions	1.04%	1.05%	1.06%	1.08%	1.09%
Net investment income (loss)	1.45%	1.45%	1.61%	1.58%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$470,249	$414,151	$329,459	$277,329	$205,851
Portfolio turnover rateI	63%	42%J	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class T

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$100.61	$87.37	$85.18	$74.49	$67.30
Income from Investment Operations
Net investment income (loss)B	1.08	1.10	1.18	1.03	1.01
Net realized and unrealized gain (loss)	(4.83)	17.15	7.46	11.68	8.68
Total from investment operations	(3.75)	18.25	8.64	12.71	9.69
Distributions from net investment income	(1.04)	(1.04)	(1.21)	(.88)	(.86)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(7.76)	(5.01)C	(6.45)	(2.02)	(2.50)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$89.10	$100.61	$87.37	$85.18	$74.49
Total ReturnE,F	(3.78)%	21.60%	10.23%	17.29%	14.67%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.32%	1.33%	1.36%	1.38%
Expenses net of fee waivers, if any	1.32%	1.32%	1.33%	1.36%	1.38%
Expenses net of all reductions	1.31%	1.32%	1.33%	1.35%	1.38%
Net investment income (loss)	1.17%	1.18%	1.34%	1.30%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$76,586	$81,489	$61,421	$52,024	$39,047
Portfolio turnover rateI	63%	42%J	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class B

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$100.13	$86.90	$84.72	$74.01	$66.83
Income from Investment Operations
Net investment income (loss)B	.63	.63	.71	.61	.64
Net realized and unrealized gain (loss)	(4.81)	17.06	7.40	11.61	8.61
Total from investment operations	(4.18)	17.69	8.11	12.22	9.25
Distributions from net investment income	(.21)	(.48)	(.69)	(.37)	(.43)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(6.93)	(4.46)	(5.93)	(1.51)	(2.07)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$89.02	$100.13	$86.90	$84.72	$74.01
Total ReturnD,E	(4.25)%	21.01%	9.63%	16.68%	14.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.82%	1.86%	1.89%	1.91%
Expenses net of fee waivers, if any	1.80%	1.82%	1.86%	1.89%	1.91%
Expenses net of all reductions	1.80%	1.82%	1.86%	1.88%	1.90%
Net investment income (loss)	.68%	.68%	.81%	.78%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$6,846	$15,799	$17,388	$18,548	$19,330
Portfolio turnover rateH	63%	42%I	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class C

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$99.27	$86.32	$84.28	$73.75	$66.71
Income from Investment Operations
Net investment income (loss)B	.63	.65	.75	.65	.68
Net realized and unrealized gain (loss)	(4.75)	16.93	7.36	11.55	8.59
Total from investment operations	(4.12)	17.58	8.11	12.20	9.27
Distributions from net investment income	(.65)	(.65)	(.84)	(.53)	(.59)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(7.38)C	(4.63)	(6.07)D	(1.67)	(2.23)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$87.77	$99.27	$86.32	$84.28	$73.75
Total ReturnF,G	(4.23)%	21.03%	9.70%	16.73%	14.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.80%	1.80%	1.82%	1.83%	1.85%
Expenses net of fee waivers, if any	1.80%	1.80%	1.82%	1.83%	1.85%
Expenses net of all reductions	1.79%	1.80%	1.81%	1.82%	1.84%
Net investment income (loss)	.69%	.70%	.85%	.83%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$250,576	$228,151	$164,669	$134,966	$102,321
Portfolio turnover rateJ	63%	42%K	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$102.03	$88.51	$86.17	$75.29	$67.98
Income from Investment Operations
Net investment income (loss)B	1.61	1.64	1.69	1.48	1.42
Net realized and unrealized gain (loss)	(4.89)	17.40	7.55	11.82	8.76
Total from investment operations	(3.28)	19.04	9.24	13.30	10.18
Distributions from net investment income	(1.55)	(1.54)	(1.66)	(1.28)	(1.24)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.27)	(5.52)	(6.90)	(2.42)	(2.87)C
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$90.48	$102.03	$88.51	$86.17	$75.29
Total ReturnE	(3.25)%	22.27%	10.82%	17.94%	15.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.81%	.83%
Expenses net of all reductions	.76%	.77%	.79%	.80%	.82%
Net investment income (loss)	1.72%	1.73%	1.88%	1.85%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,039,983	$2,173,970	$1,328,594	$1,425,055	$1,202,440
Portfolio turnover rateH	63%	42%I	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Staples Portfolio Class I

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$101.91	$88.33	$85.92	$75.14	$67.84
Income from Investment Operations
Net investment income (loss)B	1.60	1.59	1.66	1.45	1.39
Net realized and unrealized gain (loss)	(4.89)	17.40	7.53	11.79	8.73
Total from investment operations	(3.29)	18.99	9.19	13.24	10.12
Distributions from net investment income	(1.55)	(1.44)	(1.54)	(1.32)	(1.19)
Distributions from net realized gain	(6.72)	(3.98)	(5.24)	(1.14)	(1.64)
Total distributions	(8.28)C	(5.41)D	(6.78)	(2.46)	(2.82)E
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$90.34	$101.91	$88.33	$85.92	$75.14
Total ReturnG	(3.26)%	22.26%	10.80%	17.90%	15.24%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.80%	.82%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.80%	.82%	.85%	.87%
Expenses net of all reductions	.77%	.80%	.82%	.84%	.87%
Net investment income (loss)	1.71%	1.70%	1.85%	1.81%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$216,836	$198,538	$154,271	$378,731	$163,544
Portfolio turnover rateJ	63%	42%K	31%	28%	35%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 D Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 E Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a maximum holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$692,134,097
Gross unrealized depreciation	(101,955,004)
Net unrealized appreciation (depreciation) on securities	$590,179,093
Tax Cost	$2,549,285,220

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,689,383
Undistributed long-term capital gain	$20,340,712
Net unrealized appreciation (depreciation) on securities and other investments	$590,130,872

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$74,502,566	$ 43,895,099
Long-term Capital Gains	170,400,035	98,122,718
Total	$244,902,601	$ 142,017,817

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,808,424,320 and $1,779,392,270, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,045,882	$–
Class T	.25%	.25%	375,890	–
Class B	.75%	.25%	112,537	84,403
Class C	.75%	.25%	2,315,175	557,247
			$3,849,484	$641,650

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$336,934
Class T	43,845
Class B(a)	2,345
Class C(a)	32,125
$415,249

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$829,869.20
Class T	169,721.23
Class B	24,522.22
Class C	467,790.20
Consumer Staples	3,352,990.17
Class I	336,927.18
	$ 5,181,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,509 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,139 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $418,728.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $115,438 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expense. During the period, these credits reduced the Fund's custody expense by $120.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,509 and a portion of class-level operating expenses as follows:

Amount
Class A	$7,870
Class T	1,516
Class B	395
Class C	4,058
Consumer Staples	37,669
Class I	6,663
$58,171

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 29,	2016	2015
From net investment income
Class A	$5,892,374	$4,812,004
Class T	832,225	776,331
Class B	21,356	83,556
Class C	1,681,417	1,335,126
Consumer Staples	30,907,531	29,856,743
Class I	3,093,118	2,754,772
Total	$42,428,021	$39,618,532
From net realized gain
Class A	$29,492,766	$14,768,867
Class T	5,430,950	2,841,831
Class B	809,700	743,976
Class C	16,753,262	7,778,566
Consumer Staples	136,504,977	65,408,817
Class I	13,482,925	10,857,228
Total	$202,474,580	$102,399,285

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Class A
Shares sold	1,973,363	1,066,097	$181,606,150	$101,322,941
Reinvestment of distributions	372,764	205,710	34,290,264	18,829,531
Shares redeemed	(1,195,463)	(931,333)	(110,798,612)	(86,559,239)
Net increase (decrease)	1,150,664	340,474	$105,097,802	$33,593,233
Class T
Shares sold	197,944	215,514	$18,205,532	$20,203,421
Reinvestment of distributions	66,110	38,102	6,055,600	3,463,287
Shares redeemed	(214,470)	(146,712)	(19,884,944)	(13,666,581)
Net increase (decrease)	49,584	106,904	$4,376,188	$10,000,127
Class B
Shares sold	4,002	7,270	$364,996	$675,777
Reinvestment of distributions	8,400	8,161	777,774	730,673
Shares redeemed	(93,279)	(57,733)	(8,496,255)	(5,359,510)
Net increase (decrease)	(80,877)	(42,302)	$(7,353,485)	$(3,953,060)
Class C
Shares sold	926,964	636,469	$84,032,895	$59,593,472
Reinvestment of distributions	181,545	86,847	16,369,686	7,772,854
Shares redeemed	(551,638)	(332,705)	(49,873,026)	(30,479,924)
Net increase (decrease)	556,871	390,611	$50,529,555	$36,886,402
Consumer Staples
Shares sold	5,277,258	8,889,529	$487,809,315	$838,041,591
Reinvestment of distributions	1,736,133	985,926	161,200,153	91,713,079
Shares redeemed	(5,774,399)	(3,580,043)	(543,103,364)	(340,719,360)
Net increase (decrease)	1,238,992	6,295,412	$105,906,104	$589,035,310
Class I
Shares sold	1,318,941	3,870,748(a)	$121,982,188	$354,438,000(a)
Reinvestment of distributions	148,325	135,150	13,734,363	12,187,732
Shares redeemed	(1,015,396)	(3,804,175)(b)	(94,824,368)	(345,400,883)(b)
Net increase (decrease)	451,870	201,723	$40,892,183	$21,224,849

 (a) Amount includes in-kind exchanges.

 (b) Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Consumer Staples Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Class A	1.04%
Actual		$1,000.00	$1,070.60	$5.35
Hypothetical-C		$1,000.00	$1,019.69	$5.22
Class T	1.32%
Actual		$1,000.00	$1,068.90	$6.79
Hypothetical-C		$1,000.00	$1,018.30	$6.62
Class B	1.81%
Actual		$1,000.00	$1,066.40	$9.30
Hypothetical-C		$1,000.00	$1,015.86	$9.07
Class C	1.79%
Actual		$1,000.00	$1,066.50	$9.20
Hypothetical-C		$1,000.00	$1,015.96	$8.97
Consumer Staples	.76%
Actual		$1,000.00	$1,071.90	$3.92
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Class I	.78%
Actual		$1,000.00	$1,072.00	$4.02
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay on April 18, 2016 to shareholders of record at the opening of business on April 15, 2016, a distribution of $0.592 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.159 per share from net investment income.

Consumer Staples hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $109,949,003 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples designates 35% and 70% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it has taken and is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Consumer Staples Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELCS-ANN-0416
1.846042.109

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 29, 2016

Contents

Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Multimedia Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	(20.00)%	2.86%	5.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,958	Automotive Portfolio
$18,666	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500 gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Annie Rosen:  For the year, the fund returned -20.00%, underperforming the -18.22% result of its industry benchmark, the S&P® Custom Automobiles & Components Index. Automotive stocks trailed the S&P 500® by a wide margin for the 12 months, mainly due to investors’ concerns about a slowdown in auto demand in China and the recent Volkswagen diesel-emissions scandal. Versus the industry benchmark, unfavorable picks among automobile manufacturers weighed most on results. Out-of-benchmark stakes in India-based Tata Motors and Germany's Volkswagen were the fund's biggest relative detractors. Tata Motors, owner of British luxury brand Jaguar Land Rover, had the most negative effect as share prices declined for the period amid China's scrutiny of foreign automakers and general concern about China’s automobile market. Last September, allegations that Volkswagen had deployed software to cheat on governmental emissions tests wreaked havoc on the stock. I exited the position shortly after this news broke in an attempt to curb losses. An underweighting in the tires & rubber segment and an out-of-benchmark allocation to consumer electronics also detracted. Conversely, picks in the auto parts & equipment group aided results. A timely stake in Remy International, a producer of vehicle starters, alternators and hybrid motors, was the largest relative individual contributor. The stock surged in July on an acquisition bid from BorgWarner, and I sold it from the fund shortly after. Investments in automotive electronics supplier Visteon and out-of-index, France-based automaker Renault also helped performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Motors Co.	15.5	11.4
Toyota Motor Corp. sponsored ADR	9.5	11.9
Ford Motor Co.	8.2	12.3
Tesla Motors, Inc.	8.0	7.8
Delphi Automotive PLC	7.2	6.7
BorgWarner, Inc.	4.8	4.3
Tenneco, Inc.	4.8	4.8
Harman International Industries, Inc.	4.5	2.8
NGK Spark Plug Co. Ltd.	4.5	4.6
Mobileye NV	4.0	1.0
	71.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Automobiles	50.6%
Auto Components	34.2%
Household Durables	4.5%
Software	4.0%
Commercial Services & Supplies	2.0%
All Others*	4.7%

As of August 31, 2015
Automobiles	56.0%
Auto Components	34.4%
Household Durables	2.8%
Commercial Services & Supplies	2.0%
Electronic Equipment & Components	1.7%
All Others*	3.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Automotive Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Auto Components - 34.2%
Auto Parts & Equipment - 34.2%
BorgWarner, Inc.	97,010	$3,170,287
Continental AG	7,600	1,526,210
Delphi Automotive PLC	70,758	4,718,143
Magna International, Inc. Class A (sub. vtg.)	50,968	1,977,694
NGK Spark Plug Co. Ltd.	158,300	2,954,688
Schaeffler AG (a)	88,300	1,384,184
Stoneridge, Inc. (a)	84,240	1,014,250
Tenneco, Inc. (a)	68,506	3,118,393
Visteon Corp.	37,040	2,589,837
		22,453,686
Automobiles - 50.6%
Automobile Manufacturers - 49.4%
Ford Motor Co.	432,931	5,415,967
General Motors Co.	346,414	10,198,427
Honda Motor Co. Ltd. sponsored ADR	46,895	1,205,670
Renault SA	24,000	2,196,761
Tata Motors Ltd. sponsored ADR (a)(b)	88,440	1,966,021
Tesla Motors, Inc. (a)(b)	27,400	5,258,882
Toyota Motor Corp. sponsored ADR (b)	59,817	6,226,950
		32,468,678
Motorcycle Manufacturers - 1.2%
Harley-Davidson, Inc.	18,120	782,240

TOTAL AUTOMOBILES		33,250,918

Commercial Services & Supplies - 2.0%
Diversified Support Services - 2.0%
KAR Auction Services, Inc.	37,180	1,316,544
Electronic Equipment & Components - 1.5%
Electronic Equipment & Instruments - 1.5%
Research Frontiers, Inc. (a)(b)	218,344	1,010,933
Household Durables - 4.5%
Consumer Electronics - 4.5%
Harman International Industries, Inc.	38,640	2,962,915
Software - 4.0%
Application Software - 4.0%
Mobileye NV (a)(b)	81,800	2,655,228
TOTAL COMMON STOCKS
(Cost $50,367,766)		63,650,224

Money Market Funds - 23.1%
Fidelity Cash Central Fund, 0.40% (c)	22,011	22,011
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	15,167,425	15,167,425
TOTAL MONEY MARKET FUNDS
(Cost $15,189,436)		15,189,436
TOTAL INVESTMENT PORTFOLIO - 119.9%
(Cost $65,557,202)		78,839,660
NET OTHER ASSETS (LIABILITIES) - (19.9)%		(13,094,874)
NET ASSETS - 100%		$65,744,786

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,760
Fidelity Securities Lending Cash Central Fund	126,714
Total	$129,474

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$63,650,224	$60,695,536	$2,954,688	$--
Money Market Funds	15,189,436	15,189,436	--	--
Total Investments in Securities:	$78,839,660	$75,884,972	$2,954,688	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.2%
Japan	15.8%
Bailiwick of Jersey	7.2%
Germany	4.4%
Netherlands	4.0%
France	3.4%
Canada	3.0%
India	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $14,906,661) — See accompanying schedule: Unaffiliated issuers (cost $50,367,766)	$63,650,224
Fidelity Central Funds (cost $15,189,436)	15,189,436
Total Investments (cost $65,557,202)		$78,839,660
Receivable for investments sold		2,048,609
Receivable for fund shares sold		267,141
Dividends receivable		238,294
Distributions receivable from Fidelity Central Funds		17,922
Prepaid expenses		391
Other receivables		2,698
Total assets		81,414,715
Liabilities
Payable for investments purchased	$283,127
Payable for fund shares redeemed	137,136
Accrued management fee	31,390
Other affiliated payables	17,772
Other payables and accrued expenses	33,079
Collateral on securities loaned, at value	15,167,425
Total liabilities		15,669,929
Net Assets		$65,744,786
Net Assets consist of:
Paid in capital		$52,276,562
Undistributed net investment income		170,482
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,713
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,281,029
Net Assets, for 1,949,472 shares outstanding		$65,744,786
Net Asset Value, offering price and redemption price per share ($65,744,786 ÷ 1,949,472 shares)		$33.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$2,418,597
Income from Fidelity Central Funds (including $126,714 from security lending)		129,474
Total income		2,548,071
Expenses
Management fee	$592,064
Transfer agent fees	232,525
Accounting and security lending fees	44,823
Custodian fees and expenses	10,290
Independent trustees' compensation	2,041
Registration fees	21,059
Audit	40,937
Legal	1,379
Interest	315
Miscellaneous	1,824
Total expenses before reductions	947,257
Expense reductions	(12,783)	934,474
Net investment income (loss)		1,613,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,349,424
Foreign currency transactions	9,379
Total net realized gain (loss)		11,358,803
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,351,092)
Assets and liabilities in foreign currencies	2,020
Total change in net unrealized appreciation (depreciation)		(35,349,072)
Net gain (loss)		(23,990,269)
Net increase (decrease) in net assets resulting from operations		$(22,376,672)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,613,597	$1,294,323
Net realized gain (loss)	11,358,803	31,540,853
Change in net unrealized appreciation (depreciation)	(35,349,072)	(24,167,890)
Net increase (decrease) in net assets resulting from operations	(22,376,672)	8,667,286
Distributions to shareholders from net investment income	(1,044,092)	(1,014,489)
Distributions to shareholders from net realized gain	(14,444,816)	(32,500,600)
Total distributions	(15,488,908)	(33,515,089)
Share transactions
Proceeds from sales of shares	26,726,919	54,086,634
Reinvestment of distributions	14,872,884	32,352,775
Cost of shares redeemed	(75,869,391)	(137,945,557)
Net increase (decrease) in net assets resulting from share transactions	(34,269,588)	(51,506,148)
Redemption fees	2,686	3,842
Total increase (decrease) in net assets	(72,132,482)	(76,350,109)
Net Assets
Beginning of period	137,877,268	214,227,377
End of period (including undistributed net investment income of $170,482 and undistributed net investment income of $176,383, respectively)	$65,744,786	$137,877,268
Other Information
Shares
Sold	610,209	1,045,483
Issued in reinvestment of distributions	353,475	682,332
Redeemed	(1,838,445)	(2,665,298)
Net increase (decrease)	(874,761)	(937,483)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Automotive Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$48.82	$56.95	$40.65	$38.05	$46.87
Income from Investment Operations
Net investment income (loss)B	.65	.42	.22	.24	.03
Net realized and unrealized gain (loss)	(9.37)	3.05	16.96	2.65	(6.45)
Total from investment operations	(8.72)	3.47	17.18	2.89	(6.42)
Distributions from net investment income	(.45)	(.38)	(.15)	(.26)	(.02)
Distributions from net realized gain	(5.93)	(11.22)	(.73)	(.02)	(2.41)
Total distributions	(6.38)	(11.60)	(.88)	(.29)C	(2.42)D
Redemption fees added to paid in capitalB	–E	–E	–E	–E	.02
Net asset value, end of period	$33.72	$48.82	$56.95	$40.65	$38.05
Total ReturnF	(20.00)%	8.04%	42.33%	7.64%	(13.06)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%	.85%	.84%	.91%	.90%
Expenses net of fee waivers, if any	.87%	.85%	.84%	.91%	.90%
Expenses net of all reductions	.86%	.85%	.83%	.89%	.90%
Net investment income (loss)	1.49%	.82%	.43%	.66%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$65,745	$137,877	$214,227	$142,959	$170,016
Portfolio turnover rateI	80%	71%	148%	72%	49%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.261 and distributions from net realized gain of $.024 per share.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $2.408 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	(8.11)%	12.82%	6.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,785	Construction and Housing Portfolio
$18,666	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Holger Boerner:  For the year, the fund returned -8.11%, significantly behind the -0.49% return of the MSCI U.S. IMI Construction & Housing 25/50 Index and also lagging the S&P 500®. Security selection accounted for most of the underperformance versus the industry benchmark, with especially disappointing picks in homebuilding, real estate services, construction materials, and construction & engineering. Individual detractors included William Lyon Homes, a homebuilder on the West Coast. Overly aggressive earnings expectations and above-average debt led to its roughly -48% return this past year. An out-of-index stake in Blu Homes, a privately held builder of prefabricated modular homes, also hurt. Elsewhere, an out-of-index stake in Sprouts Farmers market, a natural foods retail grocer with expansion plans, fell as price cuts by a competitor and produce inflation pressured the company's profit margin. All three were small-cap stocks. By contrast, having no exposure to the weak-performing real estate development group helped relative performance. Individual contributors included LGI Homes, a Texas-based homebuilder targeting first-time buyers. Sprouts and LGI were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	24.1	24.7
Lowe's Companies, Inc.	10.5	11.8
AvalonBay Communities, Inc.	7.2	6.1
UDR, Inc.	5.0	4.7
Mid-America Apartment Communities, Inc.	4.1	2.3
Fortune Brands Home & Security, Inc.	3.5	2.3
Martin Marietta Materials, Inc.	3.3	0.0
D.R. Horton, Inc.	3.0	2.0
A.O. Smith Corp.	2.8	2.8
Toll Brothers, Inc.	2.7	2.3
	66.2

Top Industries (% of fund's net assets)

As of February 29, 2016
Specialty Retail	34.6%
Real Estate Investment Trusts	23.0%
Household Durables	18.8%
Building Products	12.4%
Construction Materials	4.2%
All Others*	7.0%

As of August 31, 2015
Specialty Retail	36.5%
Real Estate Investment Trusts	20.6%
Household Durables	16.1%
Construction & Engineering	6.0%
Building Products	5.8%
All Others*	15.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Construction and Housing Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Building Products - 12.4%
Building Products - 12.4%
A.O. Smith Corp.	176,526	$12,423,900
Apogee Enterprises, Inc.	160,248	6,398,703
Builders FirstSource, Inc. (a)	269,300	2,135,549
Continental Building Products, Inc. (a)	381,551	6,440,581
Fortune Brands Home & Security, Inc.	313,900	15,764,058
Gibraltar Industries, Inc. (a)	214,250	5,295,189
Lennox International, Inc.	56,300	7,274,523
		55,732,503
Construction & Engineering - 2.7%
Construction & Engineering - 2.7%
Dycom Industries, Inc. (a)	99,394	5,662,476
Quanta Services, Inc. (a)	303,550	6,159,030
		11,821,506
Construction Materials - 4.2%
Construction Materials - 4.2%
Eagle Materials, Inc.	68,318	4,127,774
Martin Marietta Materials, Inc.	103,360	14,741,203
		18,868,977
Household Durables - 18.1%
Home Furnishings - 2.1%
Mohawk Industries, Inc. (a)	54,300	9,759,339
Homebuilding - 14.8%
Cairn Homes PLC (a)	3,002,829	3,797,455
D.R. Horton, Inc.	501,800	13,408,096
KB Home (b)	579,800	7,073,560
New Home Co. LLC (a)(b)	554,285	5,570,564
PulteGroup, Inc.	602,857	10,363,112
Taylor Morrison Home Corp. (a)	424,665	5,907,090
Toll Brothers, Inc. (a)	447,650	12,287,993
William Lyon Homes, Inc. (a)(b)	672,211	7,972,422
		66,380,292
Household Appliances - 1.2%
Whirlpool Corp. (b)	34,200	5,311,944

TOTAL HOUSEHOLD DURABLES		81,451,575

Real Estate Investment Trusts - 23.0%
Diversified REITs - 1.8%
Forest City Realty Trust, Inc.	423,800	7,903,870
Residential REITs - 21.2%
AvalonBay Communities, Inc.	188,778	32,401,856
Essex Property Trust, Inc.	46,636	9,759,982
Mid-America Apartment Communities, Inc.	206,676	18,588,439
Sun Communities, Inc.	181,791	12,276,346
UDR, Inc.	649,200	22,287,036
		95,313,659

TOTAL REAL ESTATE INVESTMENT TRUSTS		103,217,529

Real Estate Management & Development - 3.1%
Real Estate Services - 3.1%
Countrywide PLC	250,819	1,242,805
Foxtons Group PLC	1,406,149	3,087,402
RE/MAX Holdings, Inc.	108,699	3,484,890
Realogy Holdings Corp. (a)	194,000	6,202,180
		14,017,277
Specialty Retail - 34.6%
Home Improvement Retail - 34.6%
Home Depot, Inc.	871,260	108,140,789
Lowe's Companies, Inc.	701,134	47,347,579
		155,488,368
TOTAL COMMON STOCKS
(Cost $354,184,201)		440,597,735

Convertible Preferred Stocks - 0.7%
Household Durables - 0.7%
Homebuilding - 0.7%
Blu Homes, Inc. Series A, 5.00% (a)(c)
(Cost $4,000,001)	865,801	3,229,438

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 0.40% (d)	7,594,789	7,594,789
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	14,285,375	14,285,375
TOTAL MONEY MARKET FUNDS
(Cost $21,880,164)		21,880,164
TOTAL INVESTMENT PORTFOLIO - 103.7%
(Cost $380,064,366)		465,707,337
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(16,404,141)
NET ASSETS - 100%		$449,303,196

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,229,438 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/10/13	$4,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,248
Fidelity Securities Lending Cash Central Fund	56,203
Total	$70,451

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$440,597,735	$440,597,735	$--	$--
Convertible Preferred Stocks	3,229,438	--	--	3,229,438
Money Market Funds	21,880,164	21,880,164	--	--
Total Investments in Securities:	$465,707,337	$462,477,899	$--	$3,229,438

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$6,961,040
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(3,731,602)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$3,229,438
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2016	$(3,731,602)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $13,888,259) — See accompanying schedule: Unaffiliated issuers (cost $358,184,202)	$443,827,173
Fidelity Central Funds (cost $21,880,164)	21,880,164
Total Investments (cost $380,064,366)		$465,707,337
Receivable for investments sold		141,417
Receivable for fund shares sold		539,268
Dividends receivable		122,780
Distributions receivable from Fidelity Central Funds		9,620
Prepaid expenses		1,599
Other receivables		4,873
Total assets		466,526,894
Liabilities
Payable for investments purchased	$272,628
Payable for fund shares redeemed	2,332,238
Accrued management fee	203,115
Other affiliated payables	92,007
Other payables and accrued expenses	38,335
Collateral on securities loaned, at value	14,285,375
Total liabilities		17,223,698
Net Assets		$449,303,196
Net Assets consist of:
Paid in capital		$381,749,827
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,089,594)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,642,963
Net Assets, for 8,451,147 shares outstanding		$449,303,196
Net Asset Value, offering price and redemption price per share ($449,303,196 ÷ 8,451,147 shares)		$53.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$6,529,334
Income from Fidelity Central Funds (including $56,203 from security lending)		70,451
Total income		6,599,785
Expenses
Management fee	$2,650,218
Transfer agent fees	926,027
Accounting and security lending fees	189,097
Custodian fees and expenses	17,447
Independent trustees' compensation	8,820
Registration fees	54,799
Audit	40,105
Legal	4,774
Miscellaneous	4,570
Total expenses before reductions	3,895,857
Expense reductions	(44,190)	3,851,667
Net investment income (loss)		2,748,118
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,757,269)
Foreign currency transactions	6,644
Total net realized gain (loss)		(8,750,625)
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,593,248)
Assets and liabilities in foreign currencies	(8)
Total change in net unrealized appreciation (depreciation)		(43,593,256)
Net gain (loss)		(52,343,881)
Net increase (decrease) in net assets resulting from operations		$(49,595,763)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,748,118	$1,779,852
Net realized gain (loss)	(8,750,625)	36,555,977
Change in net unrealized appreciation (depreciation)	(43,593,256)	14,605,675
Net increase (decrease) in net assets resulting from operations	(49,595,763)	52,941,504
Distributions to shareholders from net investment income	(2,235,224)	(1,765,360)
Distributions to shareholders from net realized gain	(14,717,246)	(39,110,787)
Total distributions	(16,952,470)	(40,876,147)
Share transactions
Proceeds from sales of shares	351,705,660	126,467,385
Reinvestment of distributions	16,385,270	39,619,226
Cost of shares redeemed	(271,749,922)	(135,431,284)
Net increase (decrease) in net assets resulting from share transactions	96,341,008	30,655,327
Redemption fees	31,411	8,087
Total increase (decrease) in net assets	29,824,186	42,728,771
Net Assets
Beginning of period	419,479,010	376,750,239
End of period (including undistributed net investment income of $0 and $187,823, respectively)	$449,303,196	$419,479,010
Other Information
Shares
Sold	5,957,476	2,209,593
Issued in reinvestment of distributions	281,591	737,432
Redeemed	(4,809,523)	(2,480,004)
Net increase (decrease)	1,429,544	467,021

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Construction and Housing Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$59.74	$57.48	$52.01	$40.01	$37.43
Income from Investment Operations
Net investment income (loss)B	.33	.29	.26	.19	.21
Net realized and unrealized gain (loss)	(5.02)	8.53	9.65	12.47	2.62
Total from investment operations	(4.69)	8.82	9.91	12.66	2.83
Distributions from net investment income	(.23)	(.29)	(.30)	(.14)	(.25)
Distributions from net realized gain	(1.66)	(6.28)	(4.14)	(.53)	–
Total distributions	(1.89)	(6.56)C	(4.44)	(.67)	(.25)
Redemption fees added to paid in capitalB	–D	–D	–D	.01	–D
Net asset value, end of period	$53.16	$59.74	$57.48	$52.01	$40.01
Total ReturnE	(8.11)%	16.99%	19.84%	31.79%	7.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.82%	.81%	.86%	.96%
Expenses net of fee waivers, if any	.80%	.82%	.81%	.86%	.96%
Expenses net of all reductions	.80%	.82%	.81%	.86%	.96%
Net investment income (loss)	.57%	.52%	.47%	.42%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$449,303	$419,479	$376,750	$781,007	$171,514
Portfolio turnover rateH	80%	71%	53%	47%	81%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $6.56 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $6.276 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	(4.60)%	12.66%	8.28%

 Prior to October 1, 2006, the fund was named Consumer Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,153	Consumer Discretionary Portfolio
$18,666	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund returned -4.60, lagging the -3.47% return of the benchmark MSCI U.S. IMI Consumer Discretionary 25/50 Index. The sector declined largely because seasonal sales were hurt later in the period by a relatively mild winter. However, consumer discretionary stocks beat the broad S&P 500® index, as U.S. consumers benefited from a number of factors, including low gasoline prices and persistently low, albeit rising, interest rates. Versus the sector benchmark, picks in the hotels, resorts & cruise lines segment and positioning in Internet retail dragged on results. Global hotel and resort giant Hilton Worldwide Holdings was one of the fund's largest holdings and also its biggest individual detractor. Despite the firm's strong if slightly weakening fundamentals, shares of Hilton returned -26% as investors became wary the hotel industry was entering late-cycle expansion - the last stop before a slowdown - and that revenue per available room was decelerating. Investors' increasing concern surrounding a more global economic slowdown also weighed on the stock. The fund’s foreign holdings also hurt performance against a stronger U.S. dollar. Conversely, picks within movies & entertainment proved a plus. Athletic apparel and footwear maker Nike was the fund's biggest individual contributor this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	11.0	7.9
Home Depot, Inc.	9.1	5.1
The Walt Disney Co.	7.6	7.4
NIKE, Inc. Class B	5.7	5.0
Charter Communications, Inc. Class A	5.5	1.8
L Brands, Inc.	4.9	4.7
Starbucks Corp.	4.7	4.7
Hilton Worldwide Holdings, Inc.	4.1	4.5
Ross Stores, Inc.	4.1	2.6
Las Vegas Sands Corp.	3.1	2.8
	59.8

Top Industries (% of fund's net assets)

As of February 29, 2016
Specialty Retail	23.8%
Media	22.1%
Hotels, Restaurants & Leisure	17.4%
Internet & Catalog Retail	13.3%
Textiles, Apparel & Luxury Goods	9.2%
All Others*	14.2%

As of August 31, 2015
Hotels, Restaurants & Leisure	21.8%
Media	21.2%
Specialty Retail	19.6%
Internet & Catalog Retail	9.1%
Textiles, Apparel & Luxury Goods	6.4%
All Others*	21.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Consumer Discretionary Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Auto Components - 4.5%
Auto Parts & Equipment - 4.5%
Delphi Automotive PLC	334,706	$22,318,196
Tenneco, Inc. (a)	371,314	16,902,213
Visteon Corp.	151,900	10,620,848
		49,841,257
Beverages - 1.9%
Distillers & Vintners - 1.0%
Constellation Brands, Inc. Class A (sub. vtg.)	77,200	10,918,396
Soft Drinks - 0.9%
Monster Beverage Corp.	85,600	10,742,800

TOTAL BEVERAGES		21,661,196

Hotels, Restaurants & Leisure - 17.4%
Casinos & Gaming - 3.1%
Las Vegas Sands Corp.	726,270	35,064,316
Hotels, Resorts & Cruise Lines - 5.3%
Accor SA	317,530	13,523,389
Hilton Worldwide Holdings, Inc.	2,218,078	46,091,661
		59,615,050
Leisure Facilities - 1.8%
Vail Resorts, Inc.	152,789	19,466,846
Restaurants - 7.2%
McDonald's Corp.	149,300	17,496,467
Ruth's Hospitality Group, Inc.	588,236	10,335,307
Starbucks Corp.	906,700	52,779,007
		80,610,781

TOTAL HOTELS, RESTAURANTS & LEISURE		194,756,993

Household Durables - 1.1%
Home Furnishings - 0.5%
Tempur Sealy International, Inc. (a)	86,600	4,994,222
Household Appliances - 0.6%
Techtronic Industries Co. Ltd.	1,875,500	7,161,480

TOTAL HOUSEHOLD DURABLES		12,155,702

Household Products - 1.2%
Household Products - 1.2%
Spectrum Brands Holdings, Inc.	135,100	12,938,527
Internet & Catalog Retail - 13.3%
Internet Retail - 13.3%
Amazon.com, Inc. (a)	222,180	122,758,891
Netflix, Inc. (a)	98,400	9,191,544
Ocado Group PLC (a)(b)	4,715,761	17,065,443
		149,015,878
Internet Software & Services - 0.5%
Internet Software & Services - 0.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	82,800	5,697,468
Media - 22.1%
Advertising - 1.7%
Interpublic Group of Companies, Inc.	880,700	18,838,173
Broadcasting - 2.2%
ITV PLC	7,204,400	24,928,226
Cable & Satellite - 9.1%
Charter Communications, Inc. Class A (a)(b)	344,700	61,894,332
Comcast Corp. Class A	488,600	28,206,878
Naspers Ltd. Class N	98,300	11,676,068
		101,777,278
Movies & Entertainment - 9.1%
The Walt Disney Co.	889,047	84,921,769
Time Warner, Inc.	249,200	16,497,040
		101,418,809

TOTAL MEDIA		246,962,486

Multiline Retail - 0.8%
General Merchandise Stores - 0.8%
B&M European Value Retail S.A.	2,313,745	9,174,880
Software - 0.4%
Application Software - 0.4%
Mobileye NV (a)(b)	149,600	4,856,016
Specialty Retail - 23.8%
Apparel Retail - 10.9%
Inditex SA	204,620	6,313,538
L Brands, Inc.	649,125	55,039,309
Ross Stores, Inc.	829,559	45,609,154
TJX Companies, Inc.	199,795	14,804,810
		121,766,811
Automotive Retail - 3.8%
AutoZone, Inc. (a)	28,420	22,013,279
O'Reilly Automotive, Inc. (a)	80,286	20,900,052
		42,913,331
Home Improvement Retail - 9.1%
Home Depot, Inc.	814,600	101,108,152

TOTAL SPECIALTY RETAIL		265,788,294

Textiles, Apparel & Luxury Goods - 9.2%
Apparel, Accessories & Luxury Goods - 3.5%
G-III Apparel Group Ltd. (a)	383,226	20,215,172
Regina Miracle International Holdings Ltd. (a)	608,606	881,057
VF Corp.	275,900	17,963,849
		39,060,078
Footwear - 5.7%
NIKE, Inc. Class B	1,038,750	63,976,613

TOTAL TEXTILES, APPAREL & LUXURY GOODS		103,036,691

TOTAL COMMON STOCKS
(Cost $956,523,125)		1,075,885,388

Money Market Funds - 11.5%
Fidelity Cash Central Fund, 0.40% (c)	45,990,870	45,990,870
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	82,757,647	82,757,647
TOTAL MONEY MARKET FUNDS
(Cost $128,748,517)		128,748,517
TOTAL INVESTMENT PORTFOLIO - 107.7%
(Cost $1,085,271,642)		1,204,633,905
NET OTHER ASSETS (LIABILITIES) - (7.7)%		(85,612,724)
NET ASSETS - 100%		$1,119,021,181

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,771
Fidelity Securities Lending Cash Central Fund	508,865
Total	$551,636

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,075,885,388	$1,069,571,850	$6,313,538	$--
Money Market Funds	128,748,517	128,748,517	--	--
Total Investments in Securities:	$1,204,633,905	$1,198,320,367	$6,313,538	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.0%
United Kingdom	4.5%
Bailiwick of Jersey	2.0%
France	1.2%
South Africa	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $78,987,048) — See accompanying schedule: Unaffiliated issuers (cost $956,523,125)	$1,075,885,388
Fidelity Central Funds (cost $128,748,517)	128,748,517
Total Investments (cost $1,085,271,642)		$1,204,633,905
Receivable for investments sold		4,606,126
Receivable for fund shares sold		1,395,713
Dividends receivable		2,272,235
Distributions receivable from Fidelity Central Funds		102,885
Prepaid expenses		4,166
Other receivables		4,058
Total assets		1,213,019,088
Liabilities
Payable for investments purchased	$9,237,301
Payable for fund shares redeemed	1,257,675
Accrued management fee	499,862
Other affiliated payables	191,174
Other payables and accrued expenses	54,248
Collateral on securities loaned, at value	82,757,647
Total liabilities		93,997,907
Net Assets		$1,119,021,181
Net Assets consist of:
Paid in capital		$1,044,580,364
Undistributed net investment income		1,145,499
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,061,004)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		119,356,322
Net Assets, for 34,563,682 shares outstanding		$1,119,021,181
Net Asset Value, offering price and redemption price per share ($1,119,021,181 ÷ 34,563,682 shares)		$32.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$16,917,713
Income from Fidelity Central Funds (including $508,865 from security lending)		551,636
Total income		17,469,349
Expenses
Management fee	$6,519,961
Transfer agent fees	1,977,429
Accounting and security lending fees	394,218
Custodian fees and expenses	40,686
Independent trustees' compensation	21,671
Registration fees	98,796
Audit	47,893
Legal	11,968
Miscellaneous	11,941
Total expenses before reductions	9,124,563
Expense reductions	(86,248)	9,038,315
Net investment income (loss)		8,431,034
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $74,206)	(30,191,052)
Foreign currency transactions	(65,709)
Total net realized gain (loss)		(30,256,761)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $355,571)	(42,276,076)
Assets and liabilities in foreign currencies	(2,878)
Total change in net unrealized appreciation (depreciation)		(42,278,954)
Net gain (loss)		(72,535,715)
Net increase (decrease) in net assets resulting from operations		$(64,104,681)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,431,034	$3,926,598
Net realized gain (loss)	(30,256,761)	77,731,562
Change in net unrealized appreciation (depreciation)	(42,278,954)	50,665,375
Net increase (decrease) in net assets resulting from operations	(64,104,681)	132,323,535
Distributions to shareholders from net investment income	(6,151,529)	(2,942,822)
Distributions to shareholders from net realized gain	(36,964,370)	(64,572,472)
Total distributions	(43,115,899)	(67,515,294)
Share transactions
Proceeds from sales of shares	430,866,530	953,129,672
Reinvestment of distributions	42,462,193	66,769,010
Cost of shares redeemed	(326,103,388)	(563,595,486)
Net increase (decrease) in net assets resulting from share transactions	147,225,335	456,303,196
Redemption fees	28,212	8,470
Total increase (decrease) in net assets	40,032,967	521,119,907
Net Assets
Beginning of period	1,078,988,214	557,868,307
End of period (including undistributed net investment income of $1,145,499 and undistributed net investment income of $893,669, respectively)	$1,119,021,181	$1,078,988,214
Other Information
Shares
Sold	12,418,787	29,777,744
Issued in reinvestment of distributions	1,227,860	2,124,019
Redeemed	(9,712,724)	(18,022,350)
Net increase (decrease)	3,933,923	13,879,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Consumer Discretionary Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$35.23	$33.30	$27.40	$25.97	$24.98
Income from Investment Operations
Net investment income (loss)B	.24	.15	.04	.11	.17
Net realized and unrealized gain (loss)	(1.79)	4.39	8.67	3.70	1.91
Total from investment operations	(1.55)	4.54	8.71	3.81	2.08
Distributions from net investment income	(.18)	(.11)	(.03)	(.11)	(.12)
Distributions from net realized gain	(1.13)	(2.51)	(2.77)	(2.27)	(.97)
Total distributions	(1.30)C	(2.61)D	(2.81)E	(2.38)	(1.09)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$32.38	$35.23	$33.30	$27.40	$25.97
Total ReturnG	(4.60)%	14.79%	32.17%	15.38%	8.67%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.79%	.82%	.86%	.89%
Expenses net of fee waivers, if any	.77%	.79%	.82%	.86%	.89%
Expenses net of all reductions	.76%	.79%	.81%	.84%	.88%
Net investment income (loss)	.71%	.46%	.14%	.43%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$1,119,021	$1,078,988	$557,868	$397,925	$278,524
Portfolio turnover rateJ	69%	109%K	138%	170%	174%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $1.126 per share.

 D Total distributions of $2.61 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $2.508 per share.

 E Total distributions of $2.81 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.772 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	(3.48)%	13.03%	10.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,429	Leisure Portfolio
$18,666	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Katherine Shaw:  For the year, the fund returned -3.48%, lagging the 0.80% gain of the MSCI U.S. IMI Consumer Services 25/50 Index, but outpacing the broad-based S&P 500® Index. After a strong advance from March through July, leisure stocks sharply reversed course in August, as the market environment became more challenging and investors began to fear the possibility of a U.S. recession. Versus the industry index, stock selection among restaurants hurt most. Specifically, a sizable underweighting in fast-food chain McDonald’s, an index heavyweight and outperformer this period, was the fund’s largest individual detractor by far. I had been skeptical about the company’s turnaround and high valuation. However, as I became more confident in the speed of recovery for McDonald’s, I used market pullbacks – like the one in late August – to buy the stock at prices I viewed as favorable, nearly doubling the fund’s stake but remaining considerably underweighted. Also detracting were poor-performing positions in fast-casual restaurant provider Fiesta Restaurant Group and fast-food chain Jack-in-the Box, both of which I still held at period end. Conversely, stock selection in the specialized consumer services group provided the biggest boost versus the MSCI index, especially Steiner Leisure. The stock surged after the company agreed to be acquired by a private equity firm in mid-August. The deal was completed in December.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	20.6	18.4
McDonald's Corp.	9.3	6.8
Yum! Brands, Inc.	6.9	9.5
Las Vegas Sands Corp.	6.1	5.7
Marriott International, Inc. Class A	4.9	4.0
Wyndham Worldwide Corp.	4.8	5.0
Chipotle Mexican Grill, Inc.	4.5	5.9
Hilton Worldwide Holdings, Inc.	4.0	3.8
Jack in the Box, Inc.	2.8	2.8
Vail Resorts, Inc.	2.7	1.7
	66.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Hotels, Restaurants & Leisure	88.1%
Diversified Consumer Services	5.8%
Commercial Services & Supplies	0.8%
Internet Software & Services	0.7%
Food Products	0.6%
All Others*	4.0%

As of August 31, 2015
Hotels, Restaurants & Leisure	89.1%
Diversified Consumer Services	3.4%
Internet Software & Services	1.4%
Commercial Services & Supplies	0.8%
Media	0.7%
All Others*	4.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Leisure Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Automobiles - 0.3%
Automobile Manufacturers - 0.3%
General Motors Co.	34,000	$1,000,960
Commercial Services & Supplies - 0.8%
Diversified Support Services - 0.8%
KAR Auction Services, Inc.	92,800	3,286,048
Diversified Consumer Services - 5.8%
Education Services - 2.2%
2U, Inc. (a)	93,075	2,080,226
Houghton Mifflin Harcourt Co. (a)	367,932	6,920,801
		9,001,027
Specialized Consumer Services - 3.6%
H&R Block, Inc.	233,800	7,687,344
ServiceMaster Global Holdings, Inc. (a)	194,934	7,393,847
		15,081,191

TOTAL DIVERSIFIED CONSUMER SERVICES		24,082,218

Food Products - 0.6%
Packaged Foods & Meats - 0.6%
Amplify Snack Brands, Inc.	59,700	614,313
Greencore Group PLC	372,300	1,971,179
		2,585,492
Hotels, Restaurants & Leisure - 88.1%
Casinos & Gaming - 8.3%
Las Vegas Sands Corp.	528,876	25,534,133
MGM China Holdings Ltd.	548,800	627,962
MGM Mirage, Inc. (a)	450,800	8,533,644
		34,695,739
Hotels, Resorts & Cruise Lines - 16.0%
Accor SA	12,800	545,143
Extended Stay America, Inc. unit	342,751	5,065,860
Hilton Worldwide Holdings, Inc.	808,400	16,798,552
Marriott International, Inc. Class A (b)	297,396	20,267,537
Royal Caribbean Cruises Ltd.	56,900	4,231,653
Wyndham Worldwide Corp.	270,802	19,725,218
		66,633,963
Leisure Facilities - 3.5%
Cedar Fair LP (depositary unit)	55,543	3,273,704
Vail Resorts, Inc.	87,892	11,198,320
		14,472,024
Restaurants - 60.3%
Buffalo Wild Wings, Inc. (a)	40,500	6,425,325
Chipotle Mexican Grill, Inc. (a)	37,110	18,894,928
Dave & Buster's Entertainment, Inc. (a)	73,914	2,728,166
Del Frisco's Restaurant Group, Inc. (a)	113,500	1,752,440
DineEquity, Inc.	35,949	3,288,255
Domino's Pizza, Inc.	70,800	9,419,232
Dunkin' Brands Group, Inc. (b)	124,400	5,794,552
El Pollo Loco Holdings, Inc. (a)(b)	85,526	1,104,141
Fiesta Restaurant Group, Inc. (a)(b)	197,908	6,554,713
Jack in the Box, Inc.	166,587	11,452,856
McDonald's Corp.	329,210	38,580,120
Panera Bread Co. Class A (a)	35,086	7,269,819
Papa John's International, Inc. (b)	88,943	5,172,035
Restaurant Brands International, Inc.	14,300	501,821
Ruth's Hospitality Group, Inc.	356,274	6,259,734
Sonic Corp. (b)	317,960	9,338,485
Starbucks Corp.	1,475,600	85,894,677
Whitbread PLC	22,726	1,240,259
Wingstop, Inc. (b)	33,050	787,251
Yum! Brands, Inc.	399,136	28,925,386
		251,384,195

TOTAL HOTELS, RESTAURANTS & LEISURE		367,185,921

Household Durables - 0.1%
Household Appliances - 0.1%
Helen of Troy Ltd. (a)	4,700	448,192
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Facebook, Inc. Class A (a)	19,700	2,106,324
JUST EAT Ltd. (a)	181,400	973,821
		3,080,145
IT Services - 0.2%
Data Processing & Outsourced Services - 0.2%
Visa, Inc. Class A	13,200	955,548
Media - 0.3%
Movies & Entertainment - 0.3%
The Walt Disney Co.	12,200	1,165,344
Personal Products - 0.2%
Personal Products - 0.2%
Nu Skin Enterprises, Inc. Class A (b)	26,396	804,814
Specialty Retail - 0.2%
Specialty Stores - 0.2%
Sally Beauty Holdings, Inc. (a)	25,600	808,448
TOTAL COMMON STOCKS
(Cost $267,237,660)		405,403,130

Money Market Funds - 8.9%
Fidelity Cash Central Fund, 0.40% (c)	8,080,091	8,080,091
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	29,049,861	29,049,861
TOTAL MONEY MARKET FUNDS
(Cost $37,129,952)		37,129,952
TOTAL INVESTMENT PORTFOLIO - 106.2%
(Cost $304,367,612)		442,533,082
NET OTHER ASSETS (LIABILITIES) - (6.2)%		(25,761,826)
NET ASSETS - 100%		$416,771,256

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,172
Fidelity Securities Lending Cash Central Fund	132,509
Total	$137,681

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $28,838,934) — See accompanying schedule: Unaffiliated issuers (cost $267,237,660)	$405,403,130
Fidelity Central Funds (cost $37,129,952)	37,129,952
Total Investments (cost $304,367,612)		$442,533,082
Receivable for investments sold		2,595,498
Receivable for fund shares sold		1,157,798
Dividends receivable		497,799
Distributions receivable from Fidelity Central Funds		11,371
Prepaid expenses		1,687
Other receivables		1,763
Total assets		446,798,998
Liabilities
Payable for investments purchased	$344,706
Payable for fund shares redeemed	340,675
Accrued management fee	183,096
Other affiliated payables	75,265
Other payables and accrued expenses	34,139
Collateral on securities loaned, at value	29,049,861
Total liabilities		30,027,742
Net Assets		$416,771,256
Net Assets consist of:
Paid in capital		$288,742,129
Distributions in excess of net investment income		(253,677)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,881,140)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		138,163,944
Net Assets, for 3,248,133 shares outstanding		$416,771,256
Net Asset Value, offering price and redemption price per share ($416,771,256 ÷ 3,248,133 shares)		$128.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$8,445,409
Income from Fidelity Central Funds (including $132,509 from security lending)		137,681
Total income		8,583,090
Expenses
Management fee	$2,531,803
Transfer agent fees	820,391
Accounting and security lending fees	183,839
Custodian fees and expenses	9,324
Independent trustees' compensation	8,493
Registration fees	37,550
Audit	44,330
Legal	4,929
Interest	785
Miscellaneous	5,295
Total expenses before reductions	3,646,739
Expense reductions	(33,040)	3,613,699
Net investment income (loss)		4,969,391
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,756,822
Foreign currency transactions	(574)
Total net realized gain (loss)		6,756,248
Change in net unrealized appreciation (depreciation) on: Investment securities	(31,611,448)
Assets and liabilities in foreign currencies	(1,272)
Total change in net unrealized appreciation (depreciation)		(31,612,720)
Net gain (loss)		(24,856,472)
Net increase (decrease) in net assets resulting from operations		$(19,887,081)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,969,391	$4,640,549
Net realized gain (loss)	6,756,248	90,218,609
Change in net unrealized appreciation (depreciation)	(31,612,720)	(44,238,899)
Net increase (decrease) in net assets resulting from operations	(19,887,081)	50,620,259
Distributions to shareholders from net investment income	(4,443,299)	(4,879,767)
Distributions to shareholders from net realized gain	(19,302,225)	(33,240,879)
Total distributions	(23,745,524)	(38,120,646)
Share transactions
Proceeds from sales of shares	153,197,305	67,372,454
Reinvestment of distributions	22,420,095	36,550,960
Cost of shares redeemed	(160,521,528)	(239,280,764)
Net increase (decrease) in net assets resulting from share transactions	15,095,872	(135,357,350)
Redemption fees	12,188	4,103
Total increase (decrease) in net assets	(28,524,545)	(122,853,634)
Net Assets
Beginning of period	445,295,801	568,149,435
End of period (including distributions in excess of net investment income of $253,677 and undistributed net investment income of $305,530, respectively)	$416,771,256	$445,295,801
Other Information
Shares
Sold	1,101,279	512,008
Issued in reinvestment of distributions	170,326	287,167
Redeemed	(1,201,292)	(1,828,098)
Net increase (decrease)	70,313	(1,028,923)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Leisure Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$140.13	$135.06	$108.30	$106.53	$91.26
Income from Investment Operations
Net investment income (loss)B	1.47	1.31	1.40C	1.40D	.64
Net realized and unrealized gain (loss)	(6.24)	14.80	35.09	6.22	14.73
Total from investment operations	(4.77)	16.11	36.49	7.62	15.37
Distributions from net investment income	(1.30)	(1.47)	(1.01)	(1.36)	(.09)
Distributions from net realized gain	(5.75)	(9.57)	(8.72)	(4.50)	(.01)
Total distributions	(7.05)	(11.04)	(9.73)	(5.86)	(.10)
Redemption fees added to paid in capitalB	–E	–E	–E	.01	–E
Net asset value, end of period	$128.31	$140.13	$135.06	$108.30	$106.53
Total ReturnF	(3.48)%	12.91%	34.71%	7.52%	16.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.80%	.82%	.85%	.86%
Expenses net of fee waivers, if any	.79%	.80%	.82%	.85%	.86%
Expenses net of all reductions	.78%	.80%	.81%	.83%	.86%
Net investment income (loss)	1.08%	1.00%	1.13%C	1.33%D	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$416,771	$445,296	$568,149	$347,701	$440,507
Portfolio turnover rateI	48%	32%J	65%	90%	77%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .79%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.53 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	(10.88)%	12.06%	9.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,278	Multimedia Portfolio
$18,666	S&P 500® Index

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Portfolio Manager Nidhi Gupta:  For the year, the fund returned -10.88%, outpacing the –11.18% gain of the MSCI U.S. IMI Media 25/50 Index, but lagging the result of the broad-based S&P 500® Index. The multimedia industry contracted significantly in August, due to increasing concerns about a China-led global growth slowdown, coupled with ongoing disruption from digital’s impact on traditional media. Most media stocks did not recover by period end. Versus the MSCI sector index, the fund benefited from stock selection in the out-of-index Internet software & services group, buoyed by our position in social network Facebook. Even though the stock experienced a sharp decline in late August, I liked the company because it has been a direct recipient of consumers' shift away from TV. During the period, Facebook reported record earnings and revenues, and the stock rose. Elsewhere, avoiding three poor-performing index components – live-events promoter SFX Entertainment, mass media company News Corp. and radio-station owner Cumulus Media – lifted the fund’s relative result. Each of these companies is tied to traditional media and fell outside my investment parameters. On the downside, stock picking in the cable & satellite group was most detrimental. Here, unfavorable timing in cable network Starz made for the largest relative detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Multimedia Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	23.2	24.8
Comcast Corp. Class A	19.1	18.1
Charter Communications, Inc. Class A	5.1	5.0
Time Warner Cable, Inc.	4.9	5.0
Liberty Global PLC Class C	4.8	4.6
Time Warner, Inc.	4.7	4.9
Facebook, Inc. Class A	3.6	2.8
AMC Networks, Inc. Class A	2.8	2.8
Netflix, Inc.	2.8	2.0
Twenty-First Century Fox, Inc. Class A	2.6	2.2
	73.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Media	85.8%
Internet Software & Services	6.3%
Internet & Catalog Retail	6.0%
IT Services	1.6%
All Others*	0.3%

As of August 31, 2015
Media	88.2%
Internet & Catalog Retail	5.2%
Internet Software & Services	3.9%
IT Services	1.5%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Multimedia Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Internet & Catalog Retail - 6.0%
Internet Retail - 6.0%
Expedia, Inc.	58,500	$6,090,435
Netflix, Inc. (a)	173,600	16,215,976
Wayfair LLC Class A (a)(b)	316,100	12,318,417
		34,624,828
Internet Software & Services - 6.3%
Internet Software & Services - 6.3%
Alphabet, Inc.:
Class A	10,900	7,817,698
Class C	11,214	7,824,793
Facebook, Inc. Class A (a)	193,100	20,646,252
		36,288,743
IT Services - 1.6%
Data Processing & Outsourced Services - 1.6%
PayPal Holdings, Inc. (a)	238,900	9,111,646
Media - 85.8%
Advertising - 2.1%
Interpublic Group of Companies, Inc.	284,700	6,089,733
Omnicom Group, Inc.	78,200	6,084,742
		12,174,475
Broadcasting - 3.8%
CBS Corp. Class B	244,800	11,843,424
Cumulus Media, Inc. Class A (a)	210	53
Discovery Communications, Inc.:
Class A (a)	450	11,250
Class C (non-vtg.) (a)	92,300	2,275,195
Entercom Communications Corp. Class A (a)	3,053	34,896
Liberty Media Corp. Class C (a)	210,786	7,356,431
		21,521,249
Cable & Satellite - 42.0%
AMC Networks, Inc. Class A (a)	248,500	16,286,690
Charter Communications, Inc. Class A (a)(b)	164,900	29,609,444
Comcast Corp. Class A	1,903,750	109,903,488
DISH Network Corp. Class A (a)	159,300	7,507,809
Liberty Broadband Corp.:
Class A (a)	35,623	1,791,481
Class C (a)	91,640	4,615,907
Liberty Global PLC:
Class A (a)	26,938	992,396
Class C (a)	764,047	27,475,130
Sirius XM Holdings, Inc. (a)(b)	889,300	3,308,196
Starz Series A (a)	480,600	12,106,314
Time Warner Cable, Inc.	148,669	28,374,965
		241,971,820
Movies & Entertainment - 37.9%
AMC Entertainment Holdings, Inc. Class A	12,185	292,806
Lions Gate Entertainment Corp. (b)	631,877	13,332,605
Live Nation Entertainment, Inc. (a)	621,400	13,664,586
The Madison Square Garden Co. (a)	67,599	10,477,845
The Walt Disney Co.	1,397,204	133,460,924
Time Warner, Inc.	404,982	26,809,808
Twenty-First Century Fox, Inc. Class A	564,707	15,258,383
Viacom, Inc. Class B (non-vtg.)	136,300	5,022,655
		218,319,612
Publishing - 0.0%
Gannett Co., Inc.	6,937	105,859

TOTAL MEDIA		494,093,015

TOTAL COMMON STOCKS
(Cost $381,117,387)		574,118,232

Money Market Funds - 9.3%
Fidelity Cash Central Fund, 0.40% (c)	1,166,851	1,166,851
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	52,653,925	52,653,925
TOTAL MONEY MARKET FUNDS
(Cost $53,820,776)		53,820,776
TOTAL INVESTMENT PORTFOLIO - 109.0%
(Cost $434,938,163)		627,939,008
NET OTHER ASSETS (LIABILITIES) - (9.0)%		(51,820,573)
NET ASSETS - 100%		$576,118,435

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,543
Fidelity Securities Lending Cash Central Fund	995,295
Total	$998,838

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $50,460,723) — See accompanying schedule: Unaffiliated issuers (cost $381,117,387)	$574,118,232
Fidelity Central Funds (cost $53,820,776)	53,820,776
Total Investments (cost $434,938,163)		$627,939,008
Receivable for investments sold		5,265,858
Receivable for fund shares sold		144,932
Dividends receivable		204,263
Distributions receivable from Fidelity Central Funds		178,845
Prepaid expenses		2,885
Other receivables		219
Total assets		633,736,010
Liabilities
Payable for investments purchased	$3,909,084
Payable for fund shares redeemed	630,162
Accrued management fee	261,054
Other affiliated payables	129,777
Other payables and accrued expenses	33,573
Collateral on securities loaned, at value	52,653,925
Total liabilities		57,617,575
Net Assets		$576,118,435
Net Assets consist of:
Paid in capital		$367,747,704
Undistributed net investment income		520,969
Accumulated undistributed net realized gain (loss) on investments		14,848,917
Net unrealized appreciation (depreciation) on investments		193,000,845
Net Assets, for 8,399,566 shares outstanding		$576,118,435
Net Asset Value, offering price and redemption price per share ($576,118,435 ÷ 8,399,566 shares)		$68.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,474,899
Income from Fidelity Central Funds (including $995,295 from security lending)		998,838
Total income		8,473,737
Expenses
Management fee	$4,049,972
Transfer agent fees	1,550,854
Accounting and security lending fees	271,173
Custodian fees and expenses	9,207
Independent trustees' compensation	13,790
Registration fees	38,507
Audit	42,403
Legal	8,882
Interest	3,227
Miscellaneous	9,898
Total expenses before reductions	5,997,913
Expense reductions	(74,030)	5,923,883
Net investment income (loss)		2,549,854
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,342,127
Total net realized gain (loss)		54,342,127
Change in net unrealized appreciation (depreciation) on investment securities		(136,778,350)
Net gain (loss)		(82,436,223)
Net increase (decrease) in net assets resulting from operations		$(79,886,369)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,549,854	$2,307,365
Net realized gain (loss)	54,342,127	84,462,999
Change in net unrealized appreciation (depreciation)	(136,778,350)	(14,371,615)
Net increase (decrease) in net assets resulting from operations	(79,886,369)	72,398,749
Distributions to shareholders from net investment income	(1,958,887)	(2,039,294)
Distributions to shareholders from net realized gain	(45,417,906)	(70,422,213)
Total distributions	(47,376,793)	(72,461,507)
Share transactions
Proceeds from sales of shares	135,578,462	212,392,932
Reinvestment of distributions	45,576,045	69,926,090
Cost of shares redeemed	(280,779,334)	(488,279,180)
Net increase (decrease) in net assets resulting from share transactions	(99,624,827)	(205,960,158)
Redemption fees	18,383	23,333
Total increase (decrease) in net assets	(226,869,606)	(205,999,583)
Net Assets
Beginning of period	802,988,041	1,008,987,624
End of period (including undistributed net investment income of $520,969 and undistributed net investment income of $171,842, respectively)	$576,118,435	$802,988,041
Other Information
Shares
Sold	1,657,134	2,629,387
Issued in reinvestment of distributions	601,289	892,056
Redeemed	(3,594,976)	(6,128,688)
Net increase (decrease)	(1,336,553)	(2,607,245)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Multimedia Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$82.48	$81.74	$61.55	$48.48	$47.80
Income from Investment Operations
Net investment income (loss)B	.27	.22	.20	.53C	.29
Net realized and unrealized gain (loss)	(8.82)	7.62	22.46	12.96	.96
Total from investment operations	(8.55)	7.84	22.66	13.49	1.25
Distributions from net investment income	(.23)	(.20)	(.19)	(.43)	(.32)
Distributions from net realized gain	(5.12)	(6.89)	(2.30)	–	(.25)
Total distributions	(5.34)D	(7.10)E	(2.48)F	(.43)	(.57)
Redemption fees added to paid in capitalB	–G	–G	.01	.01	–G
Net asset value, end of period	$68.59	$82.48	$81.74	$61.55	$48.48
Total ReturnH	(10.88)%	10.16%	37.01%	27.91%	2.73%
Ratios to Average Net AssetsI,J
Expenses before reductions	.81%	.81%	.81%	.88%	.90%
Expenses net of fee waivers, if any	.81%	.81%	.81%	.88%	.90%
Expenses net of all reductions	.80%	.81%	.80%	.88%	.90%
Net investment income (loss)	.34%	.27%	.27%	.97%C	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$576,118	$802,988	$1,008,988	$657,366	$183,157
Portfolio turnover rateK	42%	55%	111%	30%	85%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

 D Total distributions of $5.34 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $5.115 per share.

 E Total distributions of $7.10 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $6.892 per share.

 F Total distributions of $2.48 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $2.295 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	5.11%	18.18%	12.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,506	Retailing Portfolio
$18,666	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector(-12%) struggled as well.

Comments from Portfolio Manager Deena Friedman:  For the year, the fund returned 5.11%, outperforming both the 3.47% result of the MSCI U.S. IMI Retailing 25/50 Index and the broad-based S&P 500® Index. The fund’s return was aided by strong stock picks in automotive retail. Here, holding aftermarket auto-parts retailer O’Reilly Automotive aided the fund’s relative result. Helped along by solid same-store-sales growth, the company reported better-than-anticipated quarterly results, lifting the stock price. Elsewhere, an underweighting in department stores proved additive, especially avoiding Kohl’s. In my view, Kohl’s had few key brands and high exposure to the lower-end consumer, who is more sensitive to costs. The company reported numerous disappointing quarterly results, and the stock fell significantly. In the home furnishing retail group, avoiding Bed Bath & Beyond also helped. On the downside, relative performance was hurt by an underweighting in the strong-performing Internet retail category. Not owning enough shares of Internet-based entertainment network Netflix early in the period was particularly detrimental. I added to my stake in it by period end. An underweighting in e-commerce giant Amazon.com also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	19.3	16.3
Amazon.com, Inc.	19.2	14.6
TJX Companies, Inc.	5.5	5.1
Priceline Group, Inc.	5.1	7.1
Netflix, Inc.	4.9	3.7
AutoZone, Inc.	4.8	4.6
O'Reilly Automotive, Inc.	4.7	4.6
L Brands, Inc.	3.7	4.6
Ross Stores, Inc.	3.4	2.5
G-III Apparel Group Ltd.	2.8	3.7
	73.4

Top Industries (% of fund's net assets)

As of February 29, 2016
Specialty Retail	49.1%
Internet & Catalog Retail	29.2%
Textiles, Apparel & Luxury Goods	8.7%
Hotels, Restaurants & Leisure	2.4%
Food & Staples Retailing	1.7%
All Others*	8.9%

As of August 31, 2015
Specialty Retail	48.8%
Internet & Catalog Retail	25.9%
Textiles, Apparel & Luxury Goods	12.0%
Multiline Retail	2.6%
Food & Staples Retailing	2.1%
All Others*	8.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Retailing Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Food & Staples Retailing - 1.7%
Drug Retail - 0.8%
CVS Health Corp.	146,700	$14,254,839
Hypermarkets & Super Centers - 0.9%
Costco Wholesale Corp.	113,543	17,034,856

TOTAL FOOD & STAPLES RETAILING		31,289,695

Food Products - 1.1%
Packaged Foods & Meats - 1.1%
Associated British Foods PLC	432,300	20,493,791
Hotels, Restaurants & Leisure - 2.4%
Restaurants - 2.4%
Chipotle Mexican Grill, Inc. (a)	16,900	8,604,804
Dave & Buster's Entertainment, Inc. (a)	310,500	11,460,555
Starbucks Corp.	413,100	24,046,551
		44,111,910
Household Durables - 1.6%
Home Furnishings - 0.4%
Tempur Sealy International, Inc. (a)	130,700	7,537,469
Household Appliances - 1.2%
Techtronic Industries Co. Ltd.	5,777,500	22,061,024

TOTAL HOUSEHOLD DURABLES		29,598,493

Internet & Catalog Retail - 29.2%
Internet Retail - 29.2%
Amazon.com, Inc. (a)	643,080	355,314,562
Netflix, Inc. (a)	975,100	91,084,091
Priceline Group, Inc. (a)	75,020	94,916,054
		541,314,707
Internet Software & Services - 1.7%
Internet Software & Services - 1.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	198,200	13,638,142
Facebook, Inc. Class A (a)	160,400	17,149,968
		30,788,110
Multiline Retail - 1.2%
Department Stores - 0.8%
Macy's, Inc.	353,800	15,287,698
General Merchandise Stores - 0.4%
B&M European Value Retail S.A.	1,745,251	6,920,585

TOTAL MULTILINE RETAIL		22,208,283

Specialty Retail - 49.1%
Apparel Retail - 13.6%
Inditex SA	608,457	18,773,904
L Brands, Inc.	797,683	67,635,542
Ross Stores, Inc.	1,159,800	63,765,804
TJX Companies, Inc.	1,373,700	101,791,170
		251,966,420
Automotive Retail - 9.5%
AutoZone, Inc. (a)	113,563	87,962,493
O'Reilly Automotive, Inc. (a)	334,386	87,047,364
		175,009,857
Home Improvement Retail - 20.8%
Home Depot, Inc.	2,876,300	357,006,354
Lowe's Companies, Inc.	406,400	27,444,192
		384,450,546
Homefurnishing Retail - 0.2%
Restoration Hardware Holdings, Inc. (a)	96,800	3,677,432
Specialty Stores - 5.0%
Signet Jewelers Ltd.	253,500	27,479,400
Staples, Inc.	353,200	3,337,740
Tiffany & Co., Inc.	78,500	5,100,930
Tractor Supply Co.	233,100	19,713,267
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	225,100	37,184,269
		92,815,606

TOTAL SPECIALTY RETAIL		907,919,861

Technology Hardware, Storage & Peripherals - 0.5%
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	89,500	8,653,755
Textiles, Apparel & Luxury Goods - 8.7%
Apparel, Accessories & Luxury Goods - 7.1%
Coach, Inc.	52,600	2,048,244
G-III Apparel Group Ltd. (a)	982,226	51,812,422
Kate Spade & Co. (a)	596,400	11,820,648
lululemon athletica, Inc. (a)(b)	279,957	17,561,703
Michael Kors Holdings Ltd. (a)	79,200	4,486,680
PVH Corp.	113,900	9,015,185
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	259,200	21,692,448
VF Corp.	215,800	14,050,738
		132,488,068
Footwear - 1.6%
NIKE, Inc. Class B	480,140	29,571,823

TOTAL TEXTILES, APPAREL & LUXURY GOODS		162,059,891

TOTAL COMMON STOCKS
(Cost $1,402,265,869)		1,798,438,496
	Principal Amount	Value

Convertible Bonds - 0.1%
Software - 0.1%
Home Entertainment Software - 0.1%
Take-Two Interactive Software, Inc. 1.75% 12/1/16 (Cost $1,000,000)	1,000,000	1,885,000
	Shares	Value

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.40% (c)	40,034,128	40,034,128
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	29,298,600	29,298,600
TOTAL MONEY MARKET FUNDS
(Cost $69,332,728)		69,332,728
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $1,472,598,597)		1,869,656,224
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(19,660,693)
NET ASSETS - 100%		$1,849,995,531

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,807
Fidelity Securities Lending Cash Central Fund	92,109
Total	$178,916

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,798,438,496	$1,779,664,592	$18,773,904	$--
Convertible Bonds	1,885,000	--	1,885,000	--
Money Market Funds	69,332,728	69,332,728	--	--
Total Investments in Securities:	$1,869,656,224	$1,848,997,320	$20,658,904	$--

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $28,828,021) — See accompanying schedule: Unaffiliated issuers (cost $1,403,265,869)	$1,800,323,496
Fidelity Central Funds (cost $69,332,728)	69,332,728
Total Investments (cost $1,472,598,597)		$1,869,656,224
Receivable for investments sold		943,275
Receivable for fund shares sold		10,806,521
Dividends receivable		2,569,883
Interest receivable		4,375
Distributions receivable from Fidelity Central Funds		19,406
Prepaid expenses		3,391
Other receivables		1,069
Total assets		1,884,004,144
Liabilities
Payable for fund shares redeemed	$3,473,785
Accrued management fee	822,131
Other affiliated payables	342,008
Other payables and accrued expenses	72,089
Collateral on securities loaned, at value	29,298,600
Total liabilities		34,008,613
Net Assets		$1,849,995,531
Net Assets consist of:
Paid in capital		$1,491,030,767
Undistributed net investment income		120,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(38,204,171)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		397,048,217
Net Assets, for 18,725,464 shares outstanding		$1,849,995,531
Net Asset Value, offering price and redemption price per share ($1,849,995,531 ÷ 18,725,464 shares)		$98.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$10,650,275
Special dividends		1,595,366
Interest		17,500
Income from Fidelity Central Funds (including $92,109 from security lending)		178,916
Total income		12,442,057
Expenses
Management fee	$7,329,714
Transfer agent fees	2,545,202
Accounting and security lending fees	429,433
Custodian fees and expenses	28,888
Independent trustees' compensation	23,738
Registration fees	260,294
Audit	41,820
Legal	10,694
Interest	1,987
Miscellaneous	10,805
Total expenses before reductions	10,682,575
Expense reductions	(40,005)	10,642,570
Net investment income (loss)		1,799,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(37,099,536)
Foreign currency transactions	(6,362)
Total net realized gain (loss)		(37,105,898)
Change in net unrealized appreciation (depreciation) on: Investment securities	29,389,132
Assets and liabilities in foreign currencies	(5,659)
Total change in net unrealized appreciation (depreciation)		29,383,473
Net gain (loss)		(7,722,425)
Net increase (decrease) in net assets resulting from operations		$(5,922,938)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,799,487	$3,039,275
Net realized gain (loss)	(37,105,898)	51,285,454
Change in net unrealized appreciation (depreciation)	29,383,473	61,709,364
Net increase (decrease) in net assets resulting from operations	(5,922,938)	116,034,093
Distributions to shareholders from net investment income	(2,519,114)	(1,546,416)
Distributions to shareholders from net realized gain	(11,161,013)	(70,497,905)
Total distributions	(13,680,127)	(72,044,321)
Share transactions
Proceeds from sales of shares	1,567,283,062	203,801,729
Reinvestment of distributions	13,184,083	69,797,839
Cost of shares redeemed	(626,245,827)	(466,362,827)
Net increase (decrease) in net assets resulting from share transactions	954,221,318	(192,763,259)
Redemption fees	200,057	30,612
Total increase (decrease) in net assets	934,818,310	(148,742,875)
Net Assets
Beginning of period	915,177,221	1,063,920,096
End of period (including undistributed net investment income of $120,718 and undistributed net investment income of $1,012,540, respectively)	$1,849,995,531	$915,177,221
Other Information
Shares
Sold	15,421,390	2,328,758
Issued in reinvestment of distributions	136,859	847,929
Redeemed	(6,439,576)	(5,604,901)
Net increase (decrease)	9,118,673	(2,428,214)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Retailing Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$95.26	$88.40	$66.59	$57.54	$53.68
Income from Investment Operations
Net investment income (loss)B	.13C	.31D	.15E	.52F	.49G
Net realized and unrealized gain (loss)	4.69H	13.72	23.64	10.27	7.46
Total from investment operations	4.82	14.03	23.79	10.79	7.95
Distributions from net investment income	(.18)	(.17)	(.12)	(.38)	(.34)
Distributions from net realized gain	(1.10)	(7.01)	(1.86)	(1.36)	(3.76)
Total distributions	(1.29)I	(7.17)J	(1.99)K	(1.75)L	(4.10)
Redemption fees added to paid in capitalB	.01	–M	.01	.01	.01
Net asset value, end of period	$98.80	$95.26	$88.40	$66.59	$57.54
Total ReturnN	5.11%	17.29%	35.82%	18.98%	15.70%
Ratios to Average Net AssetsO,P
Expenses before reductions	.81%	.81%	.83%	.86%	.90%
Expenses net of fee waivers, if any	.80%	.81%	.83%	.86%	.90%
Expenses net of all reductions	.80%	.81%	.82%	.84%	.88%
Net investment income (loss)	.14%C	.36%D	.18%E	.83%F	.93%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,849,996	$915,177	$1,063,920	$643,082	$344,743
Portfolio turnover rateQ	11%	31%	72%	119%	217%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been.08%.

 F Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 G Net Investment income per share reflects a large, non-recurring dividend which amounted to $.28 per share. Excluding non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 I Total distributions of $1.29 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $1.103 per share.

 J Total distributions of $7.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $7.006 per share.

 K Total distributions of $1.99 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.861 per share.

 L Total distributions of $1.75 per share is comprised of distributions from net investment income of $.383 and distributions from net realized gain of $1.364 per share.

 M Amount represents less than $.005 per share.

 N Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 O Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 P Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 Q Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Automotive Portfolio	$66,374,554	$18,013,399	$(5,548,293)	$12,465,106
Construction and Housing Portfolio	383,348,223	111,784,717	(29,425,603)	82,359,114
Consumer Discretionary Portfolio	1,088,169,602	172,800,154	(56,335,851)	116,464,303
Leisure Portfolio	309,610,230	151,345,642	(18,422,790)	132,922,852
Multimedia Portfolio	436,177,236	218,533,481	(26,771,709)	191,761,772
Retailing Portfolio	1,474,734,594	473,915,609	(78,993,979)	394,921,630

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$170,691	$834,067	$–	$12,463,576
Construction and Housing Portfolio	–	–	–	82,359,106
Consumer Discretionary Portfolio	1,145,502	–	–	116,458,362
Leisure Portfolio	–	–	–	132,921,326
Multimedia Portfolio	520,973	16,087,990	–	191,761,772
Retailing Portfolio	121,015	–	(36,068,175)	394,912,220

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Retailing Portfolio	$(31,764,292)	$(4,303,883)	$(36,068,175)	$(36,068,175)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to February 29, 2016. Loss deferrals were as follows:

Capital losses
Construction and Housing Portfolio	$(14,805,738)
Consumer Discretionary Portfolio	(43,516,439)
Leisure Portfolio	(4,638,522)

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$1,044,092	$14,444,816	$15,488,908
Construction and Housing Portfolio	2,235,224	14,717,246	16,952,470
Consumer Discretionary Portfolio	6,151,529	36,964,370	43,115,899
Leisure Portfolio	4,952,234	18,793,290	23,745,524
Multimedia Portfolio	1,958,887	45,417,906	47,376,793
Retailing Portfolio	2,519,114	11,161,013	13,680,127

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$4,645,027	$28,870,062	$33,515,089
Construction and Housing Portfolio	1,765,360	39,110,787	40,876,147
Consumer Discretionary Portfolio	13,853,843	53,661,451	67,515,294
Leisure Portfolio	10,541,206	27,579,440	38,120,646
Multimedia Portfolio	5,165,039	67,296,468	72,461,507
Retailing Portfolio	23,417,783	48,626,538	72,044,321

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	85,131,553	132,987,108
Construction and Housing Portfolio	465,975,749	377,580,775
Consumer Discretionary Portfolio	887,299,749	802,921,113
Leisure Portfolio	220,344,295	228,938,068
Multimedia Portfolio	304,838,895	450,109,667
Retailing Portfolio	1,061,476,278	141,492,574

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.25%	.55%
Construction and Housing Portfolio	.30%	.25%	.55%
Consumer Discretionary Portfolio	.30%	.25%	.55%
Leisure Portfolio	.30%	.25%	.55%
Multimedia Portfolio	.30%	.25%	.55%
Retailing Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.21%
Construction and Housing Portfolio	.19%
Consumer Discretionary Portfolio	.17%
Leisure Portfolio	.18%
Multimedia Portfolio	.21%
Retailing Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$2,937
Construction and Housing Portfolio	19,186
Consumer Discretionary Portfolio	9,976
Leisure Portfolio	4,984
Multimedia Portfolio	12,982
Retailing Portfolio	4,808

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Leisure Portfolio	Borrower	$3,612,938.49%		$785
Multimedia Portfolio	Borrower	4,262,400.36%		1,717
Retailing Portfolio	Borrower	17,991,333.66%		1,987

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$169
Construction and Housing Portfolio	659
Consumer Discretionary Portfolio	1,652
Leisure Portfolio	661
Multimedia Portfolio	1,113
Retailing Portfolio	1,631

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	$6,434,000.88%		$315
Multimedia Portfolio	5,721,667.63%		1,510

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Automotive Portfolio	$7,396	$–
Construction and Housing Portfolio	29,231	–
Consumer Discretionary Portfolio	60,296	38
Leisure Portfolio	19,087	–
Multimedia Portfolio	48,025	–
Retailing Portfolio	8,998	33

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$5,387
Construction and Housing Portfolio	14,959
Consumer Discretionary Portfolio	25,914
Leisure Portfolio	13,953
Multimedia Portfolio	26,005
Retailing Portfolio	30,974

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	Strategic Advisers Core Fund
Construction and Housing Portfolio	–	12%	–
Consumer Discretionary Portfolio	14%	20%	27%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Construction and Housing Portfolio	24%
Consumer Discretionary Portfolio	67%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Automotive Portfolio	.88%
Actual		$1,000.00	$885.20	$4.12
Hypothetical-C		$1,000.00	$1,020.49	$4.42
Construction and Housing Portfolio	.80%
Actual		$1,000.00	$940.70	$3.86
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Consumer Discretionary Portfolio	.76%
Actual		$1,000.00	$978.60	$3.74
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Leisure Portfolio	.79%
Actual		$1,000.00	$976.40	$3.88
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Multimedia Portfolio	.81%
Actual		$1,000.00	$948.10	$3.92
Hypothetical-C		$1,000.00	$1,020.84	$4.07
Retailing Portfolio	.80%
Actual		$1,000.00	$1,000.60	$3.98
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/18/2016	04/15/2016	$0.087	$0.423
Construction and Housing Portfolio	04/18/2016	04/15/2016	$0.000	$0.000
Consumer Discretionary Portfolio	04/18/2016	04/15/2016	$0.035	$0.000
Leisure Portfolio	04/18/2016	04/15/2016	$0.000	$0.000
Multimedia Portfolio	04/18/2016	04/15/2016	$0.065	$1.984
Retailing Portfolio	04/18/2016	04/15/2016	$0.008	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Automotive Portfolio	$11,769,714
Construction and Housing Portfolio	$8,427,577
Consumer Discretionary Portfolio	$14,757,339
Leisure Portfolio	$13,468,394
Multimedia Portfolio	$53,938,588

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

Fund	April 2015	December 2015
Automotive Portfolio	100%	100%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	April 2015	December 2015
Automotive Portfolio	100%	100%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	100%	100%

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Multimedia Portfolio
Retailing Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of the Automotive, Consumer Discretionary, and Retailing Portfolios underperformed its benchmark for the one-, three-, and five-year periods ended June 30, 2015, and as a result, the Board will continue to discuss with SelectCo the steps it has taken and is taking to address each such fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELCON-ANN-0416
1.813633.111

Fidelity® Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and IT Services Portfolio (formerly Software and Computer Services Portfolio)

Technology Portfolio

Annual Report

February 29, 2016

Contents

Communications Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Computers Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Electronics Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio	(16.38)%	0.19%	3.34%

 Prior to October 1, 2006, the fund was named Developing Communications Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,885	Communications Equipment Portfolio
$18,666	S&P 500® Index

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Colin Anderson:  For the year, the fund returned -16.38%, trailing the -15.24% return of the S&P® Custom Communications Equipment Index, while finishing well behind the -6.19% result of the broad-market S&P 500® index. Stocks in our universe were weaker than the broader market amid considerable market volatility, slowing economic growth and lackluster fundamentals for communications equipment firms. Versus the S&P® industry index, stock picking and an underweighting in the fund’s primary category of communications equipment hampered its performance, along with an overweighting in semiconductors. An out-of-index stake in Radware, an Israel-based manufacturer of application delivery controllers, was the fund’s largest relative detractor. The recovery in revenue growth we anticipated here proved quite short-lived, leading to poor earnings reports in some recent quarters. The stock’s decline left it among the cheapest names in the broader networking universe, so I added to the position, making it among the fund’s larger holdings at period end. Other detractors included Palo Alto Networks, a provider of enterprise security platforms. My concerns about valuation kept us out of this stock until the final month of the period, when I built an underweighted position. Although the stock appreciated nicely between then and period end, not carrying a market exposure the remainder of the period hurt, as Palo Alto shares managed a small gain, versus our benchmark’s double-digit decline. Conversely, non-index exposure to several related industries, including Internet software & services, modestly added value. An overweighted stake in Juniper Networks was our largest relative contributor. Juniper was one of the few network equipment makers to benefit from a rebound in sales to large telecom customers. Overweighting military radiomaker Harris also contributed, as did a non-benchmark position in Internet-search provider Alphabet, the parent company of Google.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communications Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	18.9	18.3
Qualcomm, Inc.	17.0	18.1
F5 Networks, Inc.	6.0	6.7
Nokia Corp. sponsored ADR	5.4	3.7
CommScope Holding Co., Inc.	4.9	5.4
Juniper Networks, Inc.	4.7	4.6
Harris Corp.	4.7	4.7
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.6	4.1
Brocade Communications Systems, Inc.	4.5	4.0
Ruckus Wireless, Inc.	2.3	2.4
	73.0

Top Industries (% of fund's net assets)

As of February 29, 2016
Communications Equipment	89.3%
Technology Hardware, Storage & Peripherals	3.2%
Semiconductors & Semiconductor Equipment	1.7%
Electronic Equipment & Components	1.6%
Internet Software & Services	1.4%
All Others*	2.8%

As of August 31, 2015
Communications Equipment	91.6%
Technology Hardware, Storage & Peripherals	3.0%
Semiconductors & Semiconductor Equipment	1.8%
Internet Software & Services	1.3%
Electronic Equipment & Components	1.1%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Communications Equipment Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Communications Equipment - 89.3%
Communications Equipment - 89.3%
ADTRAN, Inc.	76,800	$1,436,928
Arris International PLC (a)	117,586	2,809,130
AudioCodes Ltd. (a)	40,500	174,555
Black Box Corp.	21,800	288,850
Brocade Communications Systems, Inc.	770,500	7,651,065
Calix Networks, Inc. (a)	27,500	191,125
Ciena Corp. (a)	7,700	157,850
Cisco Systems, Inc.	1,225,876	32,093,433
CommScope Holding Co., Inc. (a)	328,600	8,277,434
EchoStar Holding Corp. Class A (a)	9,300	415,710
F5 Networks, Inc. (a)	106,535	10,245,471
Finisar Corp. (a)	167,000	2,434,860
Harris Corp.	101,300	7,903,426
Infinera Corp. (a)	58,914	924,361
InterDigital, Inc.	42,600	2,118,498
Ixia (a)	99,600	1,136,436
Juniper Networks, Inc.	324,012	8,003,096
Lumentum Holdings, Inc. (a)	36,320	872,770
Mitel Networks Corp. (a)	60,900	440,307
Motorola Solutions, Inc.	32,959	2,422,157
NETGEAR, Inc. (a)	13,650	539,312
NetScout Systems, Inc. (a)	100,000	2,067,000
Nokia Corp. sponsored ADR (b)	1,528,903	9,219,285
Palo Alto Networks, Inc. (a)	6,200	897,698
Plantronics, Inc.	38,400	1,440,000
Polycom, Inc. (a)	75,963	790,775
Qualcomm, Inc.	565,919	28,743,026
Radware Ltd. (a)	253,000	2,912,030
Ruckus Wireless, Inc. (a)	394,800	3,821,664
Sandvine Corp. (U.K.)	86,300	189,439
Sierra Wireless, Inc. (a)	11,900	157,318
Sonus Networks, Inc. (a)	102,860	801,279
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	857,680	7,869,214
Viavi Solutions, Inc. (a)	204,100	1,332,773
Wi-Lan, Inc. (b)	325,700	592,182
		151,370,457
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Broadcom Ltd.	2,473	331,308
Diversified Telecommunication Services - 0.2%
Alternative Carriers - 0.2%
Vonage Holdings Corp. (a)	78,000	418,860
Electronic Equipment & Components - 1.6%
Electronic Components - 0.3%
II-VI, Inc. (a)	21,400	469,730
Electronic Equipment & Instruments - 0.7%
Keysight Technologies, Inc. (a)	46,300	1,207,967
Electronic Manufacturing Services - 0.6%
QLogic Corp. (a)	8,300	106,987
TE Connectivity Ltd.	15,400	876,568
		983,555

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		2,661,252

Internet Software & Services - 1.4%
Internet Software & Services - 1.4%
Alphabet, Inc.:
Class A	900	645,498
Class C	1,005	701,259
Rackspace Hosting, Inc. (a)	12,100	260,513
Web.com Group, Inc. (a)	42,000	762,300
		2,369,570
Semiconductors & Semiconductor Equipment - 1.7%
Semiconductors - 1.7%
GSI Technology, Inc. (a)	56,485	220,856
Marvell Technology Group Ltd.	90,000	859,500
Maxim Integrated Products, Inc.	16,100	545,146
Qorvo, Inc. (a)	21,200	955,696
Semtech Corp. (a)	18,800	360,208
		2,941,406
Software - 0.4%
Application Software - 0.0%
Xura, Inc. (a)	400	7,852
Systems Software - 0.4%
Oracle Corp.	18,800	691,464

TOTAL SOFTWARE		699,316

Technology Hardware, Storage & Peripherals - 3.2%
Technology Hardware, Storage & Peripherals - 3.2%
BlackBerry Ltd. (a)	337,700	2,635,707
EMC Corp.	40,200	1,050,426
Hewlett Packard Enterprise Co.	12,600	167,202
HP, Inc.	74,200	793,198
Samsung Electronics Co. Ltd.	752	714,749
		5,361,282
TOTAL COMMON STOCKS
(Cost $175,547,672)		166,153,451

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.40% (c)	2,316,058	2,316,058
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	2,181,545	2,181,545
TOTAL MONEY MARKET FUNDS
(Cost $4,497,603)		4,497,603
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $180,045,275)		170,651,054
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,196,528)
NET ASSETS - 100%		$169,454,526

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,623
Fidelity Securities Lending Cash Central Fund	50,662
Total	$52,285

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.4%
Finland	5.4%
Sweden	4.6%
Canada	2.5%
Israel	1.8%
United Kingdom	1.7%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $2,104,724) — See accompanying schedule: Unaffiliated issuers (cost $175,547,672)	$166,153,451
Fidelity Central Funds (cost $4,497,603)	4,497,603
Total Investments (cost $180,045,275)		$170,651,054
Cash		33,720
Receivable for investments sold		4,168,207
Receivable for fund shares sold		575,765
Dividends receivable		332,387
Distributions receivable from Fidelity Central Funds		2,332
Prepaid expenses		765
Other receivables		122
Total assets		175,764,352
Liabilities
Payable for investments purchased	$3,609,143
Payable for fund shares redeemed	370,233
Accrued management fee	72,494
Other affiliated payables	42,763
Other payables and accrued expenses	33,648
Collateral on securities loaned, at value	2,181,545
Total liabilities		6,309,826
Net Assets		$169,454,526
Net Assets consist of:
Paid in capital		$181,871,355
Undistributed net investment income		366,182
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,388,137)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(9,394,874)
Net Assets, for 6,344,707 shares outstanding		$169,454,526
Net Asset Value, offering price and redemption price per share ($169,454,526 ÷ 6,344,707 shares)		$26.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$4,076,393
Income from Fidelity Central Funds(including $50,662 from security lending)		52,285
Total income		4,128,678
Expenses
Management fee	$1,167,720
Transfer agent fees	525,450
Accounting and security lending fees	84,554
Custodian fees and expenses	65,476
Independent trustees' compensation	4,040
Registration fees	18,645
Audit	44,729
Legal	5,734
Interest	722
Miscellaneous	2,820
Total expenses before reductions	1,919,890
Expense reductions	(12,600)	1,907,290
Net investment income (loss)		2,221,388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,583,148
Foreign currency transactions	4,808
Total net realized gain (loss)		3,587,956
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,367,458)
Assets and liabilities in foreign currencies	(469)
Total change in net unrealized appreciation (depreciation)		(44,367,927)
Net gain (loss)		(40,779,971)
Net increase (decrease) in net assets resulting from operations		$(38,558,583)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,221,388	$2,392,115
Net realized gain (loss)	3,587,956	21,974,008
Change in net unrealized appreciation (depreciation)	(44,367,927)	5,918,097
Net increase (decrease) in net assets resulting from operations	(38,558,583)	30,284,220
Distributions to shareholders from net investment income	(1,909,084)	(2,341,970)
Distributions to shareholders from net realized gain	(4,239,791)	(13,481,847)
Total distributions	(6,148,875)	(15,823,817)
Share transactions
Proceeds from sales of shares	11,320,528	29,367,762
Reinvestment of distributions	5,866,394	15,205,659
Cost of shares redeemed	(66,657,375)	(142,751,589)
Net increase (decrease) in net assets resulting from share transactions	(49,470,453)	(98,178,168)
Redemption fees	1,390	3,746
Total increase (decrease) in net assets	(94,176,521)	(83,714,019)
Net Assets
Beginning of period	263,631,047	347,345,066
End of period (including undistributed net investment income of $366,182 and undistributed net investment income of $75,709, respectively)	$169,454,526	$263,631,047
Other Information
Shares
Sold	380,053	924,755
Issued in reinvestment of distributions	202,174	482,625
Redeemed	(2,229,389)	(4,535,265)
Net increase (decrease)	(1,647,162)	(3,127,885)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Communications Equipment Portfolio

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$32.99	$31.24	$24.31	$24.50	$29.60
Income from Investment Operations
Net investment income (loss)B	.31	.28	.18	.14C	.03
Net realized and unrealized gain (loss)	(5.64)	3.52	6.95	(.14)D	(5.10)
Total from investment operations	(5.33)	3.80	7.13	–	(5.07)
Distributions from net investment income	(.30)	(.30)	(.20)	(.17)	(.03)
Distributions from net realized gain	(.65)	(1.75)	–	–	–
Tax return of capital	–	–	–	(.02)	–
Total distributions	(.95)	(2.05)	(.20)	(.19)	(.03)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$26.71	$32.99	$31.24	$24.31	$24.50
Total ReturnF	(16.38)%	12.49%	29.41%	.07%D	(17.13)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.89%	.92%	.93%	.90%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.93%	.90%
Expenses net of all reductions	.89%	.89%	.90%	.89%	.89%
Net investment income (loss)	1.04%	.89%	.69%	.61%C	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$169,455	$263,631	$347,345	$316,012	$332,598
Portfolio turnover rateI	30%	42%J	65%	54%	91%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

 D Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been (.19) %.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	(21.56)%	4.09%	6.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,461	Computers Portfolio
$18,666	S&P 500® Index

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Christopher Lin:  For the year, the fund returned -21.56%, outpacing the -24.91% return of its benchmark, the S&P® Custom Computers & Peripherals Index. However, the fund lagged the broad-market S&P 500® index. Computer stocks suffered from considerable market volatility, a slowing U.S. economy and lackluster spending on personal computers. Versus the S&P® Custom index, the fund was helped most by out-of-benchmark exposure to a few names from the Internet software & services group. These included the fund’s largest relative contributor and Internet-search giant Alphabet, which began trading in October as the new parent company of Google and the firm’s other business lines. Another standout was social-networking firm Facebook. Further boosting relative performance were negligible exposure to 3D Systems, a provider of technology for three-dimensional printing, and not owning Violin Memory, a manufacturer of enterprise storage equipment. Both of these index names fared exceedingly poorly. Conversely, a large underweighting in supercomputer maker Cray – the fund’s largest relative detractor – worked against us. Although I reduced the fund’s exposure here in view of the company’s generally erratic financial results and the questionable future I saw for manufacturers of branded supercomputers, this index name returned 42% for the period. We also were hurt by underweighting Super Micro Computer, which outperformed the benchmark. Not owning index component Immersion – which controls certain patents in haptic, or touch-based, technologies – for much of the period further hampered relative performance. The stock had a nice advance in the first half of the period, which I missed, and toward period end I thought it had declined sufficiently to warrant a modest position. Unfortunately, it continued to decline after I bought it.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Computers Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	22.9	19.7
EMC Corp.	11.2	8.3
SanDisk Corp.	8.1	5.1
HP, Inc.	5.0	4.1
Seagate Technology LLC	5.0	5.0
IBM Corp.	4.9	6.7
Hewlett Packard Enterprise Co.	4.8	4.0
Alphabet, Inc. Class A	4.4	4.7
Facebook, Inc. Class A	4.2	2.4
Western Digital Corp.	4.1	5.0
	74.6

Top Industries (% of fund's net assets)

As of February 29, 2016
Technology Hardware, Storage & Peripherals	75.2%
Internet Software & Services	11.6%
IT Services	7.8%
Electronic Equipment & Components	2.6%
Communications Equipment	1.0%
All Others*	1.8%

As of August 31, 2015
Technology Hardware, Storage & Peripherals	71.7%
Internet Software & Services	11.8%
IT Services	9.4%
Communications Equipment	2.8%
Semiconductors & Semiconductor Equipment	1.6%
All Others*	2.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Computers Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Communications Equipment - 1.0%
Communications Equipment - 1.0%
Qualcomm, Inc.	79,271	$4,026,174
Electronic Equipment & Components - 2.6%
Electronic Manufacturing Services - 2.6%
QLogic Corp. (a)	786,246	10,134,711
Internet & Catalog Retail - 0.3%
Internet Retail - 0.3%
Amazon.com, Inc. (a)	2,000	1,105,040
Internet Software & Services - 11.6%
Internet Software & Services - 11.6%
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	81,600	5,614,896
Alphabet, Inc.:
Class A	23,900	17,141,558
Class C	8,557	5,970,818
Facebook, Inc. Class A (a)	152,684	16,324,973
		45,052,245
IT Services - 7.8%
Data Processing & Outsourced Services - 2.2%
MasterCard, Inc. Class A	39,200	3,407,264
Visa, Inc. Class A	73,700	5,335,143
		8,742,407
IT Consulting & Other Services - 5.6%
IBM Corp.	145,448	19,058,051
Teradata Corp. (a)	100,857	2,516,382
		21,574,433

TOTAL IT SERVICES		30,316,840

Semiconductors & Semiconductor Equipment - 0.9%
Semiconductors - 0.9%
Micron Technology, Inc. (a)	344,400	3,660,972
Technology Hardware, Storage & Peripherals - 75.2%
Technology Hardware, Storage & Peripherals - 75.2%
3D Systems Corp. (a)(b)	77,600	827,992
Apple, Inc.	922,005	89,148,665
Canon, Inc. sponsored ADR (b)	246,100	6,940,020
Cray, Inc. (a)	13,800	585,258
Diebold, Inc. (b)	231,300	5,740,866
Electronics for Imaging, Inc. (a)	211,800	8,389,398
EMC Corp.	1,664,578	43,495,423
Hewlett Packard Enterprise Co.	1,421,156	18,858,740
HP, Inc.	1,813,905	19,390,644
Immersion Corp. (a)	81,300	732,513
Lexmark International, Inc. Class A	421,800	13,084,236
NCR Corp. (a)	162,300	3,791,328
NetApp, Inc.	182,660	4,537,274
Nimble Storage, Inc. (a)(b)	878,823	6,362,679
Quantum Corp. (a)(b)	4,457,800	2,273,478
SanDisk Corp.	435,000	31,433,100
Seagate Technology LLC	615,352	19,297,439
Silicon Graphics International Corp. (a)(b)	67,100	407,297
Super Micro Computer, Inc. (a)	28,200	915,654
Western Digital Corp.	364,434	15,863,812
		292,075,816
TOTAL COMMON STOCKS
(Cost $319,121,819)		386,371,798

Money Market Funds - 4.7%
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)
(Cost $18,061,575)	18,061,575	18,061,575
TOTAL INVESTMENT PORTFOLIO - 104.1%
(Cost $337,183,394)		404,433,373
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(15,879,867)
NET ASSETS - 100%		$388,553,506

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,422
Fidelity Securities Lending Cash Central Fund	118,593
Total	$125,015

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Datalink Corp.	$15,196,124	$--	$14,792,124	$--	$--

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $15,708,176) — See accompanying schedule: Unaffiliated issuers (cost $319,121,819)	$386,371,798
Fidelity Central Funds (cost $18,061,575)	18,061,575
Total Investments (cost $337,183,394)		$404,433,373
Receivable for investments sold		4,109,299
Receivable for fund shares sold		58,379
Dividends receivable		644,541
Distributions receivable from Fidelity Central Funds		7,758
Prepaid expenses		2,117
Other receivables		151,218
Total assets		409,406,685
Liabilities
Payable to custodian bank	$1,867,730
Payable for investments purchased	193,050
Payable for fund shares redeemed	419,506
Accrued management fee	175,782
Other affiliated payables	85,817
Other payables and accrued expenses	49,719
Collateral on securities loaned, at value	18,061,575
Total liabilities		20,853,179
Net Assets		$388,553,506
Net Assets consist of:
Paid in capital		$328,990,250
Undistributed net investment income		680,917
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,286,757)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,169,096
Net Assets, for 6,220,413 shares outstanding		$388,553,506
Net Asset Value, offering price and redemption price per share ($388,553,506 ÷ 6,220,413 shares)		$62.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$9,908,989
Income from Fidelity Central Funds(including $118,593 from security lending)		125,015
Total income		10,034,004
Expenses
Management fee	$3,217,235
Transfer agent fees	1,162,785
Accounting and security lending fees	219,903
Custodian fees and expenses	13,093
Independent trustees' compensation	11,287
Registration fees	20,624
Audit	42,429
Legal	9,990
Interest	7,699
Miscellaneous	7,695
Total expenses before reductions	4,712,740
Expense reductions	(60,159)	4,652,581
Net investment income (loss)		5,381,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,817,823
Other affiliated issuers	126,875
Foreign currency transactions	9,653
Total net realized gain (loss)		9,954,351
Change in net unrealized appreciation (depreciation) on: Investment securities	(148,536,404)
Assets and liabilities in foreign currencies	769
Total change in net unrealized appreciation (depreciation)		(148,535,635)
Net gain (loss)		(138,581,284)
Net increase (decrease) in net assets resulting from operations		$(133,199,861)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,381,423	$3,977,548
Net realized gain (loss)	9,954,351	19,825,223
Change in net unrealized appreciation (depreciation)	(148,535,635)	60,854,430
Net increase (decrease) in net assets resulting from operations	(133,199,861)	84,657,201
Distributions to shareholders from net investment income	(5,463,090)	(4,364,252)
Distributions to shareholders from net realized gain	(14,901,951)	(16,558,901)
Total distributions	(20,365,041)	(20,923,153)
Share transactions
Proceeds from sales of shares	22,498,928	195,542,539
Reinvestment of distributions	19,596,807	20,358,707
Cost of shares redeemed	(308,829,724)	(150,113,082)
Net increase (decrease) in net assets resulting from share transactions	(266,733,989)	65,788,164
Redemption fees	805	6,717
Total increase (decrease) in net assets	(420,298,086)	129,528,929
Net Assets
Beginning of period	808,851,592	679,322,663
End of period (including undistributed net investment income of $680,917 and undistributed net investment income of $774,709, respectively)	$388,553,506	$808,851,592
Other Information
Shares
Sold	298,264	2,396,480
Issued in reinvestment of distributions	290,433	245,952
Redeemed	(4,081,263)	(1,931,757)
Net increase (decrease)	(3,492,566)	710,675

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Computers Portfolio

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$83.28	$75.46	$64.51	$64.89	$59.80
Income from Investment Operations
Net investment income (loss)B	.69	.45	.59	.18	(.18)
Net realized and unrealized gain (loss)	(18.42)	9.61	15.76	(.43)	5.27
Total from investment operations	(17.73)	10.06	16.35	(.25)	5.09
Distributions from net investment income	(.80)	(.47)	(.53)	(.13)	–
Distributions from net realized gain	(2.29)	(1.77)	(4.87)	–	–
Total distributions	(3.09)	(2.24)	(5.40)	(.13)	–
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$62.46	$83.28	$75.46	$64.51	$64.89
Total ReturnD	(21.56)%	13.36%	27.13%	(.38)%	8.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.82%	.85%	.86%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.85%	.86%
Expenses net of all reductions	.79%	.80%	.82%	.82%	.85%
Net investment income (loss)	.91%	.57%	.86%	.29%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$388,554	$808,852	$679,323	$687,105	$758,713
Portfolio turnover rateG	31%	46%	35%	184%	193%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	(10.44)%	9.36%	6.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,416	Electronics Portfolio
$18,666	S&P 500® Index

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Stephen Barwikowski:  For the year, the fund returned -10.44%, trailing the -9.56% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index. The fund also finished behind the S&P 500® index, as concerns about a slowing U.S. economy and weak semiconductor demand weighed on the chip group. Versus the MSCI index, out-of-benchmark exposure to technology hardware, storage & peripherals hampered performance the most, along with weak stock picking in semiconductors. Chipmakers Micron Technology and Marvell Technology Group were the fund’s two largest relative detractors. They were part of a group of stocks with PC exposure – which also included non-benchmark positions in printer and computer maker HP and hard-disk-drive manufacturers Seagate Technology and Western Digital – that I favored in place of investing more in PC chipmaker Intel. Unfortunately, all of these “Intel substitutes” suffered steep declines this period. A sizable overweighting in Semtech, a maker of analog and mixed-signal semiconductors, also worked against us, as did a large underweighting in Avago Technologies. Although I was initially wary of this stock’s valuation, I grew much more enthusiastic about it after the firm’s May announcement of plans to buy Broadcom in a blockbuster $37 billion deal that closed in February. Although Avago detracted from relative performance, Broadcom was the fund’s largest contributor and largest position at period end. Conversely, good stock picks and a large underweighting in the relatively weak-performing semiconductor equipment segment bolstered fund results. At the stock level, negligible exposure to two poorly performing index stocks in that group – Applied Materials and SunEdison – lifted relative performance. I’ll also mention Altera, whose shares in the fund returned a robust 43% during the period. This company was acquired by Intel in December.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Electronics Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Ltd.	11.8	11.9
Qualcomm, Inc.	9.9	4.2
Intel Corp.	7.9	14.2
NXP Semiconductors NV	7.4	0.6
ON Semiconductor Corp.	5.2	0.0
Maxim Integrated Products, Inc.	4.9	5.3
Micron Technology, Inc.	4.7	5.7
Lam Research Corp.	4.2	2.5
Marvell Technology Group Ltd.	3.9	4.3
Semtech Corp.	3.6	4.8
	63.5

Top Industries (% of fund's net assets)

As of February 29, 2016
Semiconductors & Semiconductor Equipment	63.8%
Diversified Financial Services	11.8%
Communications Equipment	9.9%
Technology Hardware, Storage & Peripherals	7.4%
Electronic Equipment & Components	4.4%
All Others*	2.7%

As of August 31, 2015
Semiconductors & Semiconductor Equipment	84.7%
Technology Hardware, Storage & Peripherals	6.7%
Communications Equipment	4.2%
Electronic Equipment & Components	3.3%
Diversified Telecommunication Services	0.4%
All Others*	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Electronics Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Biotechnology - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	285,468	$3
Commercial Services & Supplies - 0.4%
Office Services & Supplies - 0.4%
West Corp.	240,800	5,365,024
Communications Equipment - 9.9%
Communications Equipment - 9.9%
Qualcomm, Inc.	2,596,984	131,900,817
Diversified Financial Services - 11.8%
Other Diversified Financial Services - 11.8%
Broadcom Ltd.	1,175,400	157,468,337
Diversified Telecommunication Services - 0.0%
Alternative Carriers - 0.0%
Intelsat SA (a)(b)	202,142	347,684
Electronic Equipment & Components - 4.4%
Electronic Equipment & Instruments - 0.4%
Keysight Technologies, Inc. (a)	221,300	5,773,717
Electronic Manufacturing Services - 4.0%
Jabil Circuit, Inc.	1,252,732	26,119,462
TTM Technologies, Inc. (a)	4,195,506	27,522,519
		53,641,981

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		59,415,698

Internet Software & Services - 0.4%
Internet Software & Services - 0.4%
Rackspace Hosting, Inc. (a)	246,600	5,309,298
IT Services - 0.1%
Data Processing & Outsourced Services - 0.1%
EVERTEC, Inc.	104,712	1,246,073
Semiconductors & Semiconductor Equipment - 63.5%
Semiconductor Equipment - 7.4%
Amkor Technology, Inc. (a)	512,067	2,591,059
Applied Materials, Inc.	1,670,600	31,524,222
Lam Research Corp.	764,473	56,035,871
PDF Solutions, Inc. (a)	161,300	1,832,368
SunEdison Semiconductor Ltd. (a)	601,200	4,106,196
SunEdison, Inc. (a)(b)	460,200	911,196
Xcerra Corp. (a)	350,900	2,003,639
		99,004,551
Semiconductors - 56.1%
Analog Devices, Inc.	327,989	17,380,137
Applied Micro Circuits Corp. (a)	780,938	4,513,822
Cavium, Inc. (a)	183,500	10,916,415
Cypress Semiconductor Corp. (b)	3,674,400	29,321,712
Dialog Semiconductor PLC (a)	4,521	149,709
Diodes, Inc. (a)	163,900	3,137,046
Exar Corp. (a)	57,202	305,459
Intel Corp.	3,580,017	105,932,703
Intersil Corp. Class A	2,596,098	33,152,171
Marvell Technology Group Ltd.	5,421,296	51,773,377
Maxim Integrated Products, Inc.	1,934,225	65,492,859
Microchip Technology, Inc. (b)	945,000	42,043,050
Micron Technology, Inc. (a)	5,908,440	62,806,717
NVIDIA Corp.	559,720	17,552,819
NXP Semiconductors NV (a)	1,390,404	99,052,381
ON Semiconductor Corp. (a)	8,290,150	69,554,359
Qorvo, Inc. (a)	919,500	41,451,060
Semtech Corp. (a)	2,513,075	48,150,517
Skyworks Solutions, Inc.	719,800	47,830,710
Texas Instruments, Inc.	6,250	331,375
		750,848,398

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		849,852,949

Technology Hardware, Storage & Peripherals - 7.4%
Technology Hardware, Storage & Peripherals - 7.4%
Hewlett Packard Enterprise Co.	516,400	6,852,628
HP, Inc.	3,424,900	36,612,181
Nimble Storage, Inc. (a)(b)	657,900	4,763,196
Seagate Technology LLC	776,100	24,338,496
Western Digital Corp.	597,900	26,026,587
		98,593,088
TOTAL COMMON STOCKS
(Cost $1,406,066,659)		1,309,498,971
	Principal Amount	Value

Nonconvertible Bonds - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductors - 0.3%
Advanced Micro Devices, Inc.:
7% 7/1/24	4,785,000	2,990,625
7.75% 8/1/20	2,270,000	1,549,275
		4,539,900
TOTAL NONCONVERTIBLE BONDS
(Cost $5,974,221)		4,539,900
	Shares	Value

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.40% (c)	10,943,307	10,943,307
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	43,315,775	43,315,775
TOTAL MONEY MARKET FUNDS
(Cost $54,259,082)		54,259,082
TOTAL INVESTMENT PORTFOLIO - 102.3%
(Cost $1,466,299,962)		1,368,297,953
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(30,122,977)
NET ASSETS - 100%		$1,338,174,976

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$61,564
Fidelity Securities Lending Cash Central Fund	460,025
Total	$521,589

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MagnaChip Semiconductor Corp.	$10,903,713	$2,214,166	$18,355,704	$--	$--
Semtech Corp.	49,741,634	59,700,900	35,099,329	--	--
TTM Technologies, Inc.	53,948,528	16,701,441	40,823,899	--	--
Total	$114,593,875	$78,616,507	$94,278,932	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,309,498,971	$1,309,498,968	$3	$--
Nonconvertible Bonds	4,539,900	--	4,539,900	--
Money Market Funds	54,259,082	54,259,082	--	--
Total Investments in Securities:	$1,368,297,953	$1,363,758,050	$4,539,903	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.7%
Singapore	12.1%
Netherlands	7.4%
Bermuda	3.9%
Ireland	1.8%
Others (Individually Less Than 1%)	0.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $41,741,082) — See accompanying schedule: Unaffiliated issuers (cost $1,412,040,880)	$1,314,038,871
Fidelity Central Funds (cost $54,259,082)	54,259,082
Total Investments (cost $1,466,299,962)		$1,368,297,953
Receivable for investments sold		14,948,144
Receivable for fund shares sold		699,364
Dividends receivable		3,950,147
Interest receivable		70,485
Distributions receivable from Fidelity Central Funds		22,383
Prepaid expenses		6,273
Other receivables		149,723
Total assets		1,388,144,472
Liabilities
Payable for investments purchased	$3,920,588
Payable for fund shares redeemed	1,783,932
Accrued management fee	585,416
Other affiliated payables	239,595
Other payables and accrued expenses	124,190
Collateral on securities loaned, at value	43,315,775
Total liabilities		49,969,496
Net Assets		$1,338,174,976
Net Assets consist of:
Paid in capital		$1,457,456,033
Undistributed net investment income		902,519
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,178,328)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(98,005,248)
Net Assets, for 19,151,490 shares outstanding		$1,338,174,976
Net Asset Value, offering price and redemption price per share ($1,338,174,976 ÷ 19,151,490 shares)		$69.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$27,335,125
Interest		768,505
Income from Fidelity Central Funds(including $460,025 from security lending)		521,589
Total income		28,625,219
Expenses
Management fee	$9,628,489
Transfer agent fees	3,043,462
Accounting and security lending fees	554,312
Custodian fees and expenses	111,589
Independent trustees' compensation	33,637
Depreciation in deferred trustee compensation account	(30)
Registration fees	67,930
Audit	48,152
Legal	26,977
Interest	5,304
Miscellaneous	20,579
Total expenses before reductions	13,540,401
Expense reductions	(466,731)	13,073,670
Net investment income (loss)		15,551,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,812,868
Other affiliated issuers	(20,916,106)
Foreign currency transactions	(12,114)
Total net realized gain (loss)		103,884,648
Change in net unrealized appreciation (depreciation) on: Investment securities	(339,859,956)
Assets and liabilities in foreign currencies	4,608
Total change in net unrealized appreciation (depreciation)		(339,855,348)
Net gain (loss)		(235,970,700)
Net increase (decrease) in net assets resulting from operations		$(220,419,151)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,551,549	$10,916,263
Net realized gain (loss)	103,884,648	300,293,041
Change in net unrealized appreciation (depreciation)	(339,855,348)	227,965,379
Net increase (decrease) in net assets resulting from operations	(220,419,151)	539,174,683
Distributions to shareholders from net investment income	(15,827,117)	(10,701,038)
Distributions to shareholders from net realized gain	(235,831,061)	(50,011,366)
Total distributions	(251,658,178)	(60,712,404)
Share transactions
Proceeds from sales of shares	258,847,468	1,265,212,788
Reinvestment of distributions	240,283,384	57,811,166
Cost of shares redeemed	(1,083,972,350)	(660,454,560)
Net increase (decrease) in net assets resulting from share transactions	(584,841,498)	662,569,394
Redemption fees	54,935	154,050
Total increase (decrease) in net assets	(1,056,863,892)	1,141,185,723
Net Assets
Beginning of period	2,395,038,868	1,253,853,145
End of period (including undistributed net investment income of $902,519 and undistributed net investment income of $1,323,381, respectively)	$1,338,174,976	$2,395,038,868
Other Information
Shares
Sold	3,158,007	16,339,638
Issued in reinvestment of distributions	2,946,726	686,150
Redeemed	(13,726,287)	(8,604,455)
Net increase (decrease)	(7,621,554)	8,421,333

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Electronics Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$89.46	$68.32	$49.82	$53.29	$53.36
Income from Investment Operations
Net investment income (loss)B	.70	.47	.36	.17	.01
Net realized and unrealized gain (loss)	(8.79)	23.21	18.53	(3.49)	(.02)
Total from investment operations	(8.09)	23.68	18.89	(3.32)	(.01)
Distributions from net investment income	(.83)	(.45)	(.32)	(.15)	(.06)
Distributions from net realized gain	(10.68)	(2.10)	(.06)	–	–
Total distributions	(11.50)C	(2.55)	(.39)D	(.15)	(.06)
Redemption fees added to paid in capitalB	–E	.01	–E	–E	–E
Net asset value, end of period	$69.87	$89.46	$68.32	$49.82	$53.29
Total ReturnF	(10.44)%	34.91%	38.01%	(6.20)%	(.01)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.78%	.82%	.84%	.84%
Expenses net of fee waivers, if any	.77%	.78%	.82%	.84%	.84%
Expenses net of all reductions	.74%	.77%	.79%	.82%	.83%
Net investment income (loss)	.88%	.61%	.63%	.36%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$1,338,175	$2,395,039	$1,253,853	$953,784	$1,291,741
Portfolio turnover rateI	179%	132%J	186%	118%	137%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $11.50 per share is comprised of distributions from net investment income of $.825 and distributions from net realized gain of $10.678 per share.

 D Total distributions of $.39 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.064 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	(0.59)%	14.70%	12.35%

 Prior to October 1, 2006, the fund was named Business Service and Outsourcing Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,046	IT Services Portfolio
$18,666	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund returned -0.59%, significantly outpacing the -3.02% return of the MSCI U.S. IMI Information Technology Services 25/50 Index, while also topping the more-diversified S&P 500® index. Over the period, technology stocks were helped by compelling business models and resilient cash flow of companies in the group. Versus the MSCI index, the fund benefited from stock selection in IT consulting & other services, out-of-benchmark exposure to application software and a modest cash position. At the stock level, a sizable underweighting in IBM, the largest component of our MSCI benchmark, was by far the fund’s top relative contributor, given that IBM shares returned -16%. Also contributing was a large overweighting in ExlService Holdings, a provider of outsourced business process services focused on the insurance industry, along with an out-of-benchmark stake in Globant, an application software company incorporated in Luxembourg but based in Argentina. Conversely, a non-index position in Endurance International Group Holdings was far and away the biggest detractor this period. Endurance competes in the Web-hosting space. We added significantly to our position as the shares declined. Overweighting Alliance Data Systems also worked against relative results. Shares of this provider of private-label card services for retailers had an especially difficult January. We didn’t share investors’ pessimistic view and nearly tripled the fund’s share count during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: On September 30, 2015, Daniel Sherwood was named Co-Manager of the fund.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	17.0	15.8
MasterCard, Inc. Class A	9.8	9.6
Cognizant Technology Solutions Corp. Class A	6.6	7.6
Accenture PLC Class A	6.0	4.8
PayPal Holdings, Inc.	5.2	2.7
Alliance Data Systems Corp.	4.3	4.0
IBM Corp.	3.9	7.9
Fiserv, Inc.	3.4	1.6
Fidelity National Information Services, Inc.	2.9	3.5
ExlService Holdings, Inc.	2.3	2.1
	61.4

Top Industries (% of fund's net assets)

As of February 29, 2016
IT Services	88.6%
Internet Software & Services	5.6%
Electronic Equipment & Components	1.6%
Professional Services	1.4%
Diversified Consumer Services	0.8%
All Others*	2.0%

As of August 31, 2015
IT Services	86.3%
Internet Software & Services	6.1%
Technology Hardware, Storage & Peripherals	2.2%
Professional Services	1.6%
Diversified Consumer Services	0.6%
All Others*	3.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

IT Services Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Diversified Consumer Services - 0.8%
Specialized Consumer Services - 0.8%
H&R Block, Inc.	457,325	$15,036,846
Electronic Equipment & Components - 1.6%
Electronic Equipment & Instruments - 1.6%
VeriFone Systems, Inc. (a)	1,255,700	29,998,673
Internet Software & Services - 5.6%
Internet Software & Services - 5.6%
Cvent, Inc. (a)	126,400	2,468,592
Endurance International Group Holdings, Inc. (a)(b)	3,165,832	35,583,952
GoDaddy, Inc. (a)(b)	1,165,200	36,529,020
Marketo, Inc. (a)	210,470	3,550,629
Q2 Holdings, Inc. (a)	417,620	8,465,157
Rightside Group Ltd. (a)	9,454	80,737
Shopify, Inc. Class A	47,500	1,063,050
Web.com Group, Inc. (a)	793,508	14,402,170
Wix.com Ltd. (a)	188,817	3,630,951
		105,774,258
IT Services - 88.6%
Data Processing & Outsourced Services - 62.4%
Alliance Data Systems Corp. (a)	383,248	80,531,902
Amadeus IT Holding SA Class A	47,500	1,920,422
Automatic Data Processing, Inc.	101,500	8,596,035
Black Knight Financial Services, Inc. Class A	6,100	178,791
Broadridge Financial Solutions, Inc.	7,800	437,814
Cardtronics, Inc. (a)	862,200	29,073,384
Cass Information Systems, Inc.	1,852	92,341
Convergys Corp.	85,000	2,191,300
CoreLogic, Inc. (a)	190,100	6,575,559
CSG Systems International, Inc.	100,070	3,798,657
DST Systems, Inc.	41,600	4,350,528
Euronet Worldwide, Inc. (a)	265,700	17,413,978
Everi Holdings, Inc. (a)	1,204,700	3,541,818
EVERTEC, Inc.	417,600	4,969,440
ExlService Holdings, Inc. (a)	925,870	43,599,218
Fidelity National Information Services, Inc.	930,000	54,172,500
First Data Corp. Class A (a)	188,700	2,358,750
Fiserv, Inc. (a)	680,400	65,066,652
FleetCor Technologies, Inc. (a)	254,500	32,497,105
Global Payments, Inc.	594,800	36,253,060
Heartland Payment Systems, Inc.	105,700	9,885,064
Jack Henry & Associates, Inc.	1,600	131,584
MasterCard, Inc. Class A	2,128,100	184,974,452
Maximus, Inc.	443,200	21,792,144
MoneyGram International, Inc. (a)	1,309,749	7,046,450
Paychex, Inc.	1,800	92,502
PayPal Holdings, Inc. (a)	2,586,000	98,630,040
Sabre Corp.	1,486,300	40,353,045
Sykes Enterprises, Inc. (a)	37,200	1,133,484
Syntel, Inc. (a)	82,500	3,771,900
Teletech Holdings, Inc.	2,000	55,400
The Western Union Co.	5,100	93,126
Total System Services, Inc.	179,900	7,840,042
Travelport Worldwide Ltd.	1,417,324	18,396,866
Vantiv, Inc. (a)	489,800	25,489,192
Visa, Inc. Class A	4,450,748	322,189,647
WEX, Inc. (a)	232,000	15,149,600
WNS Holdings Ltd. sponsored ADR (a)	732,029	20,862,827
Xerox Corp.	546,100	5,248,021
		1,180,754,640
IT Consulting & Other Services - 26.2%
Accenture PLC Class A	1,137,700	114,065,802
Acxiom Corp. (a)	235,500	4,884,270
Booz Allen Hamilton Holding Corp. Class A	1,223,400	33,765,840
CACI International, Inc. Class A (a)	11,800	1,140,116
Capgemini SA	233,300	19,466,108
Cognizant Technology Solutions Corp. Class A (a)	2,183,432	124,411,955
Computer Sciences Corp.	52,900	1,524,049
CSRA, Inc.	52,900	1,372,755
EPAM Systems, Inc. (a)	550,653	37,653,652
Forrester Research, Inc.	130,400	4,058,048
Gartner, Inc. Class A (a)	424,076	34,943,862
IBM Corp.	568,050	74,431,592
Leidos Holdings, Inc.	27,525	1,189,631
Luxoft Holding, Inc. (a)	330,350	16,768,566
Perficient, Inc. (a)	28,300	510,815
Science Applications International Corp.	70,800	3,161,220
Teradata Corp. (a)	3,500	87,325
Unisys Corp. (a)	273,390	2,944,410
Virtusa Corp. (a)	574,998	20,354,929
		496,734,945

TOTAL IT SERVICES		1,677,489,585

Professional Services - 1.4%
Human Resource & Employment Services - 0.5%
TriNet Group, Inc. (a)	718,700	9,407,783
Research & Consulting Services - 0.9%
ICF International, Inc. (a)	534,311	18,049,026

TOTAL PROFESSIONAL SERVICES		27,456,809

Software - 0.5%
Application Software - 0.5%
Globant SA (a)	338,871	10,454,170
Technology Hardware, Storage & Peripherals - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Nimble Storage, Inc. (a)(b)	283,100	2,049,644
TOTAL COMMON STOCKS
(Cost $1,647,259,638)		1,868,259,985

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 0.40% (c)	17,778,392	17,778,392
Fidelity Securities Lending Cash Central Fund, 0.44% (c)(d)	58,824,189	58,824,189
TOTAL MONEY MARKET FUNDS
(Cost $76,602,581)		76,602,581
TOTAL INVESTMENT PORTFOLIO - 102.7%
(Cost $1,723,862,219)		1,944,862,566
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(50,687,494)
NET ASSETS - 100%		$1,894,175,072

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,035
Fidelity Securities Lending Cash Central Fund	879,969
Total	$955,004

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Ireland	6.0%
Bailiwick of Jersey	1.1%
France	1.0%
Bermuda	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $57,559,028) — See accompanying schedule: Unaffiliated issuers (cost $1,647,259,638)	$1,868,259,985
Fidelity Central Funds (cost $76,602,581)	76,602,581
Total Investments (cost $1,723,862,219)		$1,944,862,566
Cash		1,420,201
Receivable for investments sold		8,844,081
Receivable for fund shares sold		3,651,774
Dividends receivable		1,600,777
Distributions receivable from Fidelity Central Funds		67,215
Prepaid expenses		4,721
Other receivables		24,496
Total assets		1,960,475,831
Liabilities
Payable for investments purchased	$2,982,222
Payable for fund shares redeemed	3,197,850
Accrued management fee	849,900
Other affiliated payables	376,668
Other payables and accrued expenses	69,930
Collateral on securities loaned, at value	58,824,189
Total liabilities		66,300,759
Net Assets		$1,894,175,072
Net Assets consist of:
Paid in capital		$1,706,272,594
Accumulated net investment loss		(930,621)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,159,082)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		220,992,181
Net Assets, for 50,971,322 shares outstanding		$1,894,175,072
Net Asset Value, offering price and redemption price per share ($1,894,175,072 ÷ 50,971,322 shares)		$37.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$10,481,660
Interest		20
Income from Fidelity Central Funds (including $879,969 from security lending)		955,004
Total income		11,436,684
Expenses
Management fee	$8,462,819
Transfer agent fees	3,108,158
Accounting and security lending fees	491,500
Custodian fees and expenses	18,107
Independent trustees' compensation	27,289
Registration fees	228,498
Audit	49,079
Legal	16,791
Interest	2,230
Miscellaneous	14,498
Total expenses before reductions	12,418,969
Expense reductions	(81,244)	12,337,725
Net investment income (loss)		(901,041)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(71,954)
Foreign currency transactions	46,606
Total net realized gain (loss)		(25,348)
Change in net unrealized appreciation (depreciation) on: Investment securities	(87,798,732)
Assets and liabilities in foreign currencies	(1,937)
Total change in net unrealized appreciation (depreciation)		(87,800,669)
Net gain (loss)		(87,826,017)
Net increase (decrease) in net assets resulting from operations		$(88,727,058)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(901,041)	$(791,376)
Net realized gain (loss)	(25,348)	112,913,924
Change in net unrealized appreciation (depreciation)	(87,800,669)	(55,301,680)
Net increase (decrease) in net assets resulting from operations	(88,727,058)	56,820,868
Distributions to shareholders from net investment income	–	(115,078)
Distributions to shareholders from net realized gain	(49,044,175)	(71,266,576)
Total distributions	(49,044,175)	(71,381,654)
Share transactions
Proceeds from sales of shares	1,630,756,010	288,892,698
Reinvestment of distributions	47,070,205	68,706,176
Cost of shares redeemed	(588,015,383)	(1,054,650,724)
Net increase (decrease) in net assets resulting from share transactions	1,089,810,832	(697,051,850)
Redemption fees	137,784	38,282
Total increase (decrease) in net assets	952,177,383	(711,574,354)
Net Assets
Beginning of period	941,997,689	1,653,572,043
End of period (including accumulated net investment loss of $930,621 and accumulated net investment loss of $850,482, respectively)	$1,894,175,072	$941,997,689
Other Information
Shares
Sold	40,832,843	7,872,885
Issued in reinvestment of distributions	1,210,538	1,874,758
Redeemed	(15,298,511)	(29,192,121)
Net increase (decrease)	26,744,870	(19,444,478)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — IT Services Portfolio

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$38.88	$37.86	$27.53	$23.77	$22.31
Income from Investment Operations
Net investment income (loss)B	(.02)	(.03)	(.03)	(.02)C	(.05)
Net realized and unrealized gain (loss)	(.15)	4.06	11.42	4.08	1.86
Total from investment operations	(.17)	4.03	11.39	4.06	1.81
Distributions from net investment income	–	(.01)	–	–	–
Distributions from net realized gain	(1.55)	(3.01)	(1.06)	(.30)	(.35)
Total distributions	(1.55)	(3.01)D	(1.06)	(.30)	(.35)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$37.16	$38.88	$37.86	$27.53	$23.77
Total ReturnF	(.59)%	11.16%	41.66%	17.22%	8.18%
Ratios to Average Net AssetsG,H
Expenses before reductions	.81%	.81%	.84%	.86%	.91%
Expenses net of fee waivers, if any	.81%	.81%	.84%	.86%	.91%
Expenses net of all reductions	.80%	.81%	.83%	.85%	.91%
Net investment income (loss)	(.06)%	(.07)%	(.09)%	(.09)%C	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,894,175	$941,998	$1,653,572	$470,962	$249,124
Portfolio turnover rateI	24%	56%	74%	107%	143%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 D Total distributions of $3.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $3.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	(1.84)%	13.74%	12.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,383	Software and IT Services Portfolio
$18,666	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Ali Khan:  For the year, the fund returned -1.84%, lagging the 2.83% gain of the MSCI U.S. IMI Software & Services 25/50 Index, but handily outpacing the broad-based S&P 500® index. Weak stock selection, especially within the Internet software & services group, was the primary detractor versus the MSCI industry index. The fund's outsized stake in real-time social-media platform Twitter was the biggest relative detractor. Shares were weighed down by management's execution of the business plan, executive turnover and a decline in monthly active users. I still have confidence in the company, increasing our exposure the past year. Elsewhere, consulting services company ICF International, an out-of-index holding, was another miss. Investors seemed to question the sustainability of the company's growth. I decreased the fund's stake, but I wasn't aggressive enough to avoid a loss. A non-index position in Qualcomm also hurt. Investor concerns about the company's short-term growth in China weighed on its stock price. As the valuation fell, I added to the fund's stake on weakness. On the plus side, underweighting IT consulting & other services was beneficial, as was stock picking in data processing & outsourced services. Among individual contributors, the largest boost came from a sizable stake in Alphabet, parent of Internet search provider Google. Combining its Class A and Class C shares made it the fund's largest holding at period end. Underweighting technology and consulting company IBM also added to the fund's relative result. IBM kept pace with the benchmark, but I believed the company faced structural issues, leaving its balance sheet and cost structure less flexible to counter how quickly the industry is changing. I did add more shares as the stock's valuation fell, as part of my effort to manage risk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: The fund has been renamed Select Software and IT Services Portfolio to better communicate its mandate and reflect current terminology used in the industry. This is a change in name only. The fund's industry benchmark remains the same, as do the fund's investment policies and features.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	11.3	11.1
Alphabet, Inc. Class C	10.5	10.1
Facebook, Inc. Class A	9.4	4.9
Alphabet, Inc. Class A	8.8	8.2
Visa, Inc. Class A	6.6	6.9
MasterCard, Inc. Class A	4.0	4.5
Oracle Corp.	3.3	5.7
Salesforce.com, Inc.	2.8	3.4
Adobe Systems, Inc.	2.4	2.7
IBM Corp.	2.3	1.9
	61.4

Top Industries (% of fund's net assets)

As of February 29, 2016
Internet Software & Services	39.6%
Software	31.3%
IT Services	19.5%
Communications Equipment	2.0%
Electronic Equipment & Components	1.4%
All Others*	6.2%

As of August 31, 2015
Internet Software & Services	33.0%
Software	30.7%
IT Services	22.1%
Communications Equipment	2.4%
Professional Services	2.2%
All Others*	9.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Software and IT Services Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Commercial Services & Supplies - 0.1%
Security & Alarm Services - 0.1%
Mix Telematics Ltd.	24,490,396	$3,457,177
Communications Equipment - 2.0%
Communications Equipment - 2.0%
Qualcomm, Inc.	1,170,500	59,449,695
Consumer Finance - 0.7%
Consumer Finance - 0.7%
American Express Co.	380,200	21,131,516
Diversified Consumer Services - 0.1%
Education Services - 0.1%
Chegg, Inc. (a)(b)	936,200	4,016,298
Diversified Telecommunication Services - 0.8%
Alternative Carriers - 0.8%
inContact, Inc. (a)	2,510,656	23,273,781
Electronic Equipment & Components - 1.4%
Electronic Equipment & Instruments - 0.2%
Fitbit, Inc. (b)	499,200	6,105,216
Electronic Manufacturing Services - 1.2%
Trimble Navigation Ltd. (a)	1,487,200	34,592,272

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		40,697,488

Health Care Technology - 0.3%
Health Care Technology - 0.3%
Medidata Solutions, Inc. (a)	277,600	9,577,200
Internet & Catalog Retail - 0.4%
Internet Retail - 0.4%
Groupon, Inc. Class A (a)(b)	2,234,500	10,680,910
Internet Software & Services - 39.6%
Internet Software & Services - 39.6%
Actua Corp. (a)	429,389	3,490,933
Akamai Technologies, Inc. (a)	483,700	26,105,289
Alibaba Group Holding Ltd. sponsored ADR (a)	412,900	28,411,649
Alphabet, Inc.:
Class A	366,000	262,502,520
Class C	448,560	312,991,711
Bazaarvoice, Inc. (a)	1,179,900	3,704,886
Cvent, Inc. (a)	220,200	4,300,506
Demandware, Inc. (a)(b)	575,350	19,958,892
Endurance International Group Holdings, Inc. (a)	1,183,700	13,304,788
Facebook, Inc. Class A (a)	2,604,300	278,451,756
LinkedIn Corp. Class A (a)	350,300	41,051,657
Marketo, Inc. (a)	491,400	8,289,918
New Relic, Inc. (a)(b)	261,400	6,958,468
NIC, Inc.	552,300	9,714,957
Opower, Inc. (a)(b)	503,500	4,163,945
Pandora Media, Inc. (a)(b)	475,900	4,863,698
Rackspace Hosting, Inc. (a)	974,900	20,989,597
SciQuest, Inc. (a)	412,857	5,016,213
Shutterstock, Inc. (a)(b)	498,900	17,411,610
Twitter, Inc. (a)	1,718,300	31,135,596
Web.com Group, Inc. (a)	706,034	12,814,517
Yahoo!, Inc. (a)	1,932,659	61,439,230
		1,177,072,336
IT Services - 19.5%
Data Processing & Outsourced Services - 16.2%
Alliance Data Systems Corp. (a)	83,400	17,524,842
EVERTEC, Inc.	1,004,400	11,952,360
Fidelity National Information Services, Inc.	856,100	49,867,825
FleetCor Technologies, Inc. (a)	55,400	7,074,026
Global Payments, Inc.	106,600	6,497,270
MasterCard, Inc. Class A	1,374,300	119,454,156
PayPal Holdings, Inc. (a)	803,800	30,656,932
The Western Union Co.	862,100	15,741,946
Visa, Inc. Class A	2,708,820	196,091,480
WEX, Inc. (a)	400,300	26,139,590
		481,000,427
IT Consulting & Other Services - 3.3%
Cognizant Technology Solutions Corp. Class A (a)	105,100	5,988,598
IBM Corp.	533,800	69,943,814
Lionbridge Technologies, Inc. (a)(c)	5,098,675	22,485,157
		98,417,569

TOTAL IT SERVICES		579,417,996

Media - 0.4%
Advertising - 0.4%
Aimia, Inc. (b)	678,600	4,223,069
MDC Partners, Inc. Class A	309,381	6,596,003
		10,819,072
Professional Services - 1.3%
Research & Consulting Services - 1.3%
ICF International, Inc. (a)(c)	1,151,579	38,900,339
Software - 31.3%
Application Software - 12.4%
Adobe Systems, Inc. (a)	836,200	71,202,430
Autodesk, Inc. (a)	674,100	34,877,934
Cadence Design Systems, Inc. (a)	959,700	20,681,535
Citrix Systems, Inc. (a)	850,200	60,066,630
Parametric Technology Corp. (a)	842,000	26,026,220
RealPage, Inc. (a)	192,800	3,865,640
Salesforce.com, Inc. (a)	1,216,226	82,399,312
Synopsys, Inc. (a)	111,000	4,967,250
Textura Corp. (a)	466,200	8,041,950
Workday, Inc. Class A (a)	746,700	45,138,015
Zendesk, Inc. (a)	680,200	12,447,660
		369,714,576
Home Entertainment Software - 1.3%
Activision Blizzard, Inc.	705,700	22,349,519
Electronic Arts, Inc. (a)	235,100	15,102,824
		37,452,343
Systems Software - 17.6%
Microsoft Corp.	6,587,400	335,166,909
NetSuite, Inc. (a)(b)	440,900	26,639,178
Oracle Corp.	2,702,300	99,390,594
ServiceNow, Inc. (a)	112,800	6,202,872
Tableau Software, Inc. (a)	686,500	31,338,725
VMware, Inc. Class A (a)(b)	500,400	25,265,196
		524,003,474

TOTAL SOFTWARE		931,170,393

Technology Hardware, Storage & Peripherals - 1.3%
Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	294,400	28,465,536
Seagate Technology LLC	271,100	8,501,696
		36,967,232
TOTAL COMMON STOCKS
(Cost $2,226,829,323)		2,946,631,433

Convertible Preferred Stocks - 0.0%
Software - 0.0%
Application Software - 0.0%
Deem, Inc. (a)(d)
(Cost $8,064,516)	2,497,881	249,788

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 0.40% (e)	21,346,396	21,346,396
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	87,899,232	87,899,232
TOTAL MONEY MARKET FUNDS
(Cost $109,245,628)		109,245,628
TOTAL INVESTMENT PORTFOLIO - 102.9%
(Cost $2,344,139,467)		3,056,126,849
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(84,757,288)
NET ASSETS - 100%		$2,971,369,561

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $249,788 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Deem, Inc.	9/19/13	$8,064,516

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$125,209
Fidelity Securities Lending Cash Central Fund	837,741
Total	$962,950

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
E2open, Inc.	$13,347,484	$--	$13,394,208	$--	$--
ICF International, Inc.	81,216,278	--	27,432,238	--	38,900,339
Lionbridge Technologies, Inc.	35,222,828	--	6,685,311	--	22,485,157
MDC Partners, Inc. Class A (sub. vtg.)	89,859,570	--	58,043,322	1,503,885	--
Web.com Group, Inc.	51,303,292	--	49,896,254	--	--
WNS Holdings Ltd. sponsored ADR	71,644,587	--	84,308,137	--	--
Total	$342,594,039	$--	$239,759,470	$1,503,885	$61,385,496

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,946,631,433	$2,946,631,433	$--	$--
Convertible Preferred Stocks	249,788	--	--	249,788
Money Market Funds	109,245,628	109,245,628	--	--
Total Investments in Securities:	$3,056,126,849	$3,055,877,061	$--	$249,788

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $86,094,617) — See accompanying schedule: Unaffiliated issuers (cost $2,186,497,275)	$2,885,495,725
Fidelity Central Funds (cost $109,245,628)	109,245,628
Other affiliated issuers (cost $48,396,564)	61,385,496
Total Investments (cost $2,344,139,467)		$3,056,126,849
Receivable for investments sold		27,539,662
Receivable for fund shares sold		4,134,002
Dividends receivable		4,121,218
Distributions receivable from Fidelity Central Funds		103,339
Prepaid expenses		9,777
Other receivables		195,484
Total assets		3,092,230,331
Liabilities
Payable for investments purchased	$26,138,091
Payable for fund shares redeemed	4,841,498
Accrued management fee	1,335,864
Other affiliated payables	523,070
Other payables and accrued expenses	123,015
Collateral on securities loaned, at value	87,899,232
Total liabilities		120,860,770
Net Assets		$2,971,369,561
Net Assets consist of:
Paid in capital		$2,241,246,921
Undistributed net investment income		1,093,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,121,914
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		711,907,465
Net Assets, for 26,743,725 shares outstanding		$2,971,369,561
Net Asset Value, offering price and redemption price per share ($2,971,369,561 ÷ 26,743,725 shares)		$111.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends (including $1,503,885 earned from other affiliated issuers)		$24,703,165
Interest		28
Income from Fidelity Central Funds(including $837,741 from security lending)		962,950
Total income		25,666,143
Expenses
Management fee	$16,328,826
Transfer agent fees	5,251,152
Accounting and security lending fees	888,974
Custodian fees and expenses	46,319
Independent trustees' compensation	54,927
Registration fees	99,113
Audit	51,061
Legal	37,120
Interest	740
Miscellaneous	34,266
Total expenses before reductions	22,792,498
Expense reductions	(139,186)	22,653,312
Net investment income (loss)		3,012,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	51,259,400
Other affiliated issuers	65,787,710
Foreign currency transactions	(28,815)
Total net realized gain (loss)		117,018,295
Change in net unrealized appreciation (depreciation) on: Investment securities	(197,980,388)
Assets and liabilities in foreign currencies	(13,287)
Total change in net unrealized appreciation (depreciation)		(197,993,675)
Net gain (loss)		(80,975,380)
Net increase (decrease) in net assets resulting from operations		$(77,962,549)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,012,831	$(4,676,943)
Net realized gain (loss)	117,018,295	345,090,319
Change in net unrealized appreciation (depreciation)	(197,993,675)	(213,840,902)
Net increase (decrease) in net assets resulting from operations	(77,962,549)	126,572,474
Distributions to shareholders from net investment income	(1,330,049)	–
Distributions to shareholders from net realized gain	(160,508,932)	(318,048,641)
Total distributions	(161,838,981)	(318,048,641)
Share transactions
Proceeds from sales of shares	680,171,334	613,896,141
Reinvestment of distributions	155,152,051	306,040,231
Cost of shares redeemed	(636,997,573)	(1,560,250,010)
Net increase (decrease) in net assets resulting from share transactions	198,325,812	(640,313,638)
Redemption fees	53,547	76,611
Total increase (decrease) in net assets	(41,422,171)	(831,713,194)
Net Assets
Beginning of period	3,012,791,732	3,844,504,926
End of period (including undistributed net investment income of $1,093,261 and accumulated net investment loss of $55,594, respectively)	$2,971,369,561	$3,012,791,732
Other Information
Shares
Sold	5,708,334	5,243,985
Issued in reinvestment of distributions	1,319,769	2,681,318
Redeemed	(5,522,076)	(13,597,758)
Net increase (decrease)	1,506,027	(5,672,455)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Software and IT Services Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$119.38	$124.38	$87.97	$89.96	$91.63
Income from Investment Operations
Net investment income (loss)B	.12	(.17)	.06	.04	(.06)
Net realized and unrealized gain (loss)	(2.05)	7.26	41.95	7.25	10.39
Total from investment operations	(1.93)	7.09	42.01	7.29	10.33
Distributions from net investment income	(.05)	–	–	(.78)C	–
Distributions from net realized gain	(6.29)	(12.09)	(5.60)	(8.50)C	(12.00)
Total distributions	(6.34)	(12.09)	(5.60)	(9.28)	(12.00)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$111.11	$119.38	$124.38	$87.97	$89.96
Total ReturnE	(1.84)%	6.33%	48.18%	8.85%	13.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.79%	.82%	.82%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.82%	.82%
Expenses net of all reductions	.76%	.77%	.78%	.80%	.81%
Net investment income (loss)	.10%	(.15)%	.06%	.04%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,971,370	$3,012,792	$3,844,505	$2,027,731	$1,621,616
Portfolio turnover rateH	36%	53%	87%	96%	238%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	(7.16)%	7.18%	8.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,254	Technology Portfolio
$18,666	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund returned -7.16%, trailing the -6.13% return of its industry benchmark, the MSCI U.S. IMI Information Technology 25/50 Index. Technology stocks performed about in line with the broad-market S&P 500® index, as strength in subindustries such as Internet software & services and systems software was countered by weakness in technology hardware, storage & peripherals, and semiconductors. Versus the MSCI index, the fund was hampered most by positioning in systems software and stock selection in semiconductors. At the stock level, a substantial underweighting in Microsoft was easily the fund’s largest relative detractor. This index heavyweight enjoyed strong fourth-quarter performance, bolstered by better-than-expected profit and increasing sales of cloud-computing software, including its Microsoft® Office 365 productivity suite. In the Internet retail group, one holding that significantly curbed relative performance was an out-of-benchmark stake in Jumei International Holding, a China-based online retailer of beauty products. In semiconductors, a large overweighting in Marvell Technology Group also detracted. Conversely, the biggest boost came from an out-of-index position in China-based online travel firm Ctrip.com International. Ctrip shares surged higher in October and November in anticipation of the stock becoming part of the MSCI China Index in December. At that point, I began reducing the position, liquidating it entirely by period end. Online classified-advertising platform 58.com, another out-of-index name based in China, also bolstered relative results, as did a sizable underweighting in index heavyweight Apple. Apple shares suffered amid disappointing sales of its iPhone® 6s and iPhone® 6s Plus smartphones, launched in September. I reduced this position, finding what I believed were better growth prospects elsewhere. With that said, Apple remained by far the fund’s largest position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.1	12.4
Alphabet, Inc. Class C	5.7	5.5
Facebook, Inc. Class A	5.4	5.0
Alphabet, Inc. Class A	5.2	5.2
Yahoo!, Inc.	3.4	3.1
Visa, Inc. Class A	2.6	2.0
Marvell Technology Group Ltd.	2.3	2.1
Microsoft Corp.	2.0	2.5
Tesla Motors, Inc.	1.9	1.6
Micron Technology, Inc.	1.8	0.6
	40.4

Top Industries (% of fund's net assets)

As of February 29, 2016
Internet Software & Services	29.6%
Semiconductors & Semiconductor Equipment	16.6%
Software	15.8%
Technology Hardware, Storage & Peripherals	11.8%
IT Services	7.2%
All Others*	19.0%

As of August 31, 2015
Internet Software & Services	28.1%
Technology Hardware, Storage & Peripherals	17.1%
Software	14.3%
Semiconductors & Semiconductor Equipment	12.5%
IT Services	7.0%
All Others*	21.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Technology Portfolio

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Auto Components - 0.0%
Auto Parts & Equipment - 0.0%
Weifu High-Technology Co. Ltd. (B Shares)	98,200	$179,405
Automobiles - 1.9%
Automobile Manufacturers - 1.9%
Tesla Motors, Inc. (a)(b)	272,656	52,330,866
Biotechnology - 0.2%
Biotechnology - 0.2%
BeiGene Ltd. ADR	44,519	1,303,071
Genscript Biotech Corp.	29,430,000	5,070,191
		6,373,262
Chemicals - 0.3%
Specialty Chemicals - 0.3%
Duk San Neolux Co. Ltd. (a)	276,198	7,476,586
Communications Equipment - 2.4%
Communications Equipment - 2.4%
Ciena Corp. (a)	152,500	3,126,250
CommScope Holding Co., Inc. (a)	738,800	18,610,372
F5 Networks, Inc. (a)	145,800	14,021,586
Ixia (a)	14,906	170,077
Palo Alto Networks, Inc. (a)	32,200	4,662,238
Qualcomm, Inc.	538,100	27,330,099
Radware Ltd. (a)	1,163	13,386
		67,934,008
Consumer Finance - 0.0%
Consumer Finance - 0.0%
LendingClub Corp. (a)	1,100	9,603
Diversified Consumer Services - 0.2%
Education Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	59,995	1,867,644
TAL Education Group ADR (a)	62,800	3,249,900
		5,117,544
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)	1,500	16,545

TOTAL DIVERSIFIED CONSUMER SERVICES		5,134,089

Diversified Financial Services - 1.5%
Other Diversified Financial Services - 1.5%
Broadcom Ltd.	313,800	42,039,786
Diversified Telecommunication Services - 0.0%
Alternative Carriers - 0.0%
8x8, Inc. (a)	123,000	1,430,490
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
Lumenpulse, Inc. (a)	40,300	479,549
Nidec Corp.	39,500	2,645,734
		3,125,283
Electronic Equipment & Components - 3.5%
Electronic Components - 1.6%
Alps Electric Co. Ltd.	105,600	1,732,953
Japan Aviation Electronics Industry Ltd.	1,000	10,397
Largan Precision Co. Ltd.	159,000	12,125,538
Ledlink Optics, Inc.	1,567,914	2,150,864
Murata Manufacturing Co. Ltd.	26,500	3,179,962
Samsung SDI Co. Ltd.	108,228	8,723,593
Sunny Optical Technology Group Co. Ltd.	1,323,000	3,061,693
Universal Display Corp. (a)	101,300	4,840,114
Yageo Corp.	4,613,217	7,632,951
Yaskawa Electric Corp.	1,900	22,787
		43,480,852
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	3,464,644	7,348,076
Cognex Corp.	62,900	2,327,929
		9,676,005
Electronic Manufacturing Services - 1.6%
Trimble Navigation Ltd. (a)	1,925,821	44,794,596
Technology Distributors - 0.0%
Digital China Holdings Ltd. (H Shares)	42,000	48,490

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		97,999,943

Health Care Equipment & Supplies - 0.2%
Health Care Equipment - 0.2%
Intai Technology Corp.	987,000	3,919,377
Olympus Corp.	8,000	291,692
		4,211,069
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	21,700	451,794
Health Care Technology - 1.7%
Health Care Technology - 1.7%
athenahealth, Inc. (a)	120,926	15,607,919
Inovalon Holdings, Inc. Class A (b)	396,600	6,817,554
M3, Inc.	56,600	1,347,309
Medidata Solutions, Inc. (a)	476,800	16,449,600
Veeva Systems, Inc. Class A (a)(b)	275,200	6,684,608
		46,906,990
Hotels, Restaurants & Leisure - 0.4%
Casinos & Gaming - 0.3%
500.com Ltd. sponsored ADR Class A (a)(b)	425,329	7,940,892
Hotels, Resorts & Cruise Lines - 0.1%
Tuniu Corp. Class A sponsored ADR (a)	411,921	4,349,886

TOTAL HOTELS, RESTAURANTS & LEISURE		12,290,778

Household Durables - 1.0%
Consumer Electronics - 1.0%
Sony Corp.	496,700	10,437,908
Sony Corp. sponsored ADR	769,900	16,260,288
		26,698,196
Internet & Catalog Retail - 2.7%
Catalog Retail - 0.0%
Liberty Interactive Corp. QVC Group Series A (a)	588	14,923
Internet Retail - 2.7%
Amazon.com, Inc. (a)	37,500	20,719,500
Groupon, Inc. Class A (a)(b)	705,300	3,371,334
JD.com, Inc. sponsored ADR (a)	364,000	9,358,440
Jumei International Holding Ltd. sponsored ADR (a)	1,519,244	9,556,045
MySale Group PLC (a)	42,200	25,844
Priceline Group, Inc. (a)	100	126,521
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	574,052	21,291,589
Vipshop Holdings Ltd. ADR (a)	975,100	10,833,361
		75,282,634

TOTAL INTERNET & CATALOG RETAIL		75,297,557

Internet Software & Services - 28.7%
Internet Software & Services - 28.7%
58.com, Inc. ADR (a)(b)	887,173	47,020,169
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	707,400	48,676,194
Alphabet, Inc.:
Class A	201,503	144,521,982
Class C	227,468	158,720,346
Baidu.com, Inc. sponsored ADR (a)	13,500	2,341,170
Benefitfocus, Inc. (a)(b)	93,600	2,938,104
Box, Inc. Class A (a)	113,500	1,306,385
ChannelAdvisor Corp. (a)	227,700	2,420,451
Cornerstone OnDemand, Inc. (a)	312,086	8,988,077
Cvent, Inc. (a)	133,064	2,598,740
Demandware, Inc. (a)(b)	352,479	12,227,497
DeNA Co. Ltd.	379,400	5,537,722
eBay, Inc. (a)	52,600	1,251,880
Endurance International Group Holdings, Inc. (a)(b)	1,193,620	13,416,289
Envestnet, Inc. (a)	434	8,901
Facebook, Inc. Class A (a)	1,401,974	149,899,060
Hortonworks, Inc. (a)(b)	364,130	4,205,702
Instructure, Inc. (a)(b)	195,116	2,790,159
LinkedIn Corp. Class A (a)	125,400	14,695,626
Marketo, Inc. (a)	366,064	6,175,500
NetEase, Inc. sponsored ADR	10,400	1,399,944
New Relic, Inc. (a)	233,525	6,216,436
Q2 Holdings, Inc. (a)	1,400	28,378
Rackspace Hosting, Inc. (a)	311,091	6,697,789
Renren, Inc. ADR (a)	532,300	1,666,099
SciQuest, Inc. (a)	546,742	6,642,915
Shopify, Inc.	6,256	140,009
Shopify, Inc. Class A	31,500	704,970
SINA Corp. (a)	404,900	17,297,328
SouFun Holdings Ltd. ADR (b)	1,629,500	8,685,235
Twitter, Inc. (a)	51,000	924,120
Web.com Group, Inc. (a)	383,898	6,967,749
Weibo Corp. sponsored ADR (a)	1,600	22,976
Xunlei Ltd. sponsored ADR (a)(b)	1,182,055	6,879,560
Yahoo!, Inc. (a)	3,006,500	95,576,635
Yirendai Ltd. sponsored ADR(b)	124,834	742,762
YY, Inc. ADR (a)	123,300	6,417,765
Zillow Group, Inc.:
Class A (a)(b)	1,298	30,049
Class C (a)(b)	1,496	32,314
		796,812,987
IT Services - 7.2%
Data Processing & Outsourced Services - 6.5%
Amadeus IT Holding SA Class A	345,500	13,968,546
Fidelity National Information Services, Inc.	70,768	4,122,236
Fiserv, Inc. (a)	80,200	7,669,526
FleetCor Technologies, Inc. (a)	108,800	13,892,672
Global Payments, Inc.	245,500	14,963,225
MasterCard, Inc. Class A	160,100	13,915,892
Optimal Payments PLC (a)	2,551,741	14,108,893
PayPal Holdings, Inc. (a)	152,200	5,804,908
Sabre Corp.	161,300	4,379,295
Total System Services, Inc.	61,699	2,688,842
Travelport Worldwide Ltd.	635,000	8,242,300
Vantiv, Inc. (a)	53,100	2,763,324
Visa, Inc. Class A	1,009,900	73,106,661
		179,626,320
IT Consulting & Other Services - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	312,212	17,789,840
EPAM Systems, Inc. (a)	40,205	2,749,218
Virtusa Corp. (a)	600	21,240
		20,560,298

TOTAL IT SERVICES		200,186,618

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc.	1,015,442	3,604,344
Machinery - 0.2%
Industrial Machinery - 0.2%
Harmonic Drive Systems, Inc. (b)	96,700	2,182,280
King Slide Works Co. Ltd.	57,000	704,762
Minebea Ltd.	194,000	1,424,420
		4,311,462
Media - 0.7%
Advertising - 0.1%
iCar Asia Ltd. (a)	2,268,088	1,473,152
Cable & Satellite - 0.5%
Naspers Ltd. Class N	125,202	14,871,485
Publishing - 0.1%
NEXT Co. Ltd.	39,300	348,410
Schibsted ASA:
(A Shares)	40,666	1,118,695
(B Shares) (a)	94,653	2,486,375
		3,953,480

TOTAL MEDIA		20,298,117

Professional Services - 0.6%
Human Resource & Employment Services - 0.5%
51job, Inc. sponsored ADR (a)	800	22,240
WageWorks, Inc. (a)	284,000	13,680,280
		13,702,520
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	61,500	2,077,470
Verisk Analytics, Inc. (a)	400	29,136
		2,106,606

TOTAL PROFESSIONAL SERVICES		15,809,126

Semiconductors & Semiconductor Equipment - 16.6%
Semiconductor Equipment - 1.2%
Amkor Technology, Inc. (a)	2,324,020	11,759,541
Applied Materials, Inc.	1,700	32,079
ASM Pacific Technology Ltd.	65,200	522,653
EO Technics Co. Ltd.	135,507	13,721,314
Hermes Microvision, Inc.	164,000	4,075,208
Nanometrics, Inc. (a)	21,591	299,683
Rubicon Technology, Inc. (a)(b)	1,264,318	1,211,090
SolarEdge Technologies, Inc.	93,800	2,295,286
SunEdison, Inc. (a)	1,300	2,574
		33,919,428
Semiconductors - 15.4%
Advanced Micro Devices, Inc. (a)(b)	705,100	1,508,914
Advanced Semiconductor Engineering, Inc.	16,251,000	18,382,743
Advanced Semiconductor Engineering, Inc. sponsored ADR	2,357,589	13,249,650
Ambarella, Inc. (a)(b)	126,300	5,860,320
ams AG	20,430	615,867
Cavium, Inc. (a)	130,000	7,733,700
Chipbond Technology Corp.	4,992,000	7,809,151
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	461,647	7,977,260
Cirrus Logic, Inc. (a)	41,000	1,444,430
Cypress Semiconductor Corp.	330,291	2,635,722
Everlight Electronics Co. Ltd.	2,761,000	4,958,687
Genesis Photonics, Inc. (a)	5,306,208	1,224,350
Himax Technologies, Inc. sponsored ADR	763,191	7,547,959
Hua Hong Semiconductor Ltd. (a)	5,465,000	5,023,721
Inotera Memories, Inc. (a)	2,761,000	2,367,212
Inphi Corp. (a)	21,600	546,480
Integrated Device Technology, Inc. (a)	166,900	3,241,198
Intersil Corp. Class A	630,685	8,053,847
Lattice Semiconductor Corp. (a)(b)	499,700	3,163,101
Lextar Electronics Corp.	810,000	410,592
MagnaChip Semiconductor Corp. (a)(b)	295,035	1,543,033
Marvell Technology Group Ltd.	6,599,728	63,027,402
Maxim Integrated Products, Inc.	649,200	21,981,912
Melexis NV	567	28,981
Micron Technology, Inc. (a)	4,779,100	50,801,833
Microsemi Corp. (a)	287,300	9,949,199
Monolithic Power Systems, Inc.	167,995	9,921,785
NXP Semiconductors NV (a)	363,408	25,889,186
ON Semiconductor Corp. (a)	741,700	6,222,863
Power Integrations, Inc.	75,500	3,460,165
Qorvo, Inc. (a)	580,643	26,175,386
Sanken Electric Co. Ltd.	704,000	1,895,500
Semiconductor Manufacturing International Corp. (a)	32,101,000	2,653,532
Semtech Corp. (a)	559,080	10,711,973
Silicon Laboratories, Inc. (a)	140,340	5,789,025
Silicon Motion Technology Corp. sponsored ADR	178,400	6,010,296
Siliconware Precision Industries Co. Ltd.	17,205,097	26,381,182
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,633,123	19,959,072
Sitronix Technology Corp.	596,000	1,685,389
Skyworks Solutions, Inc.	321,700	21,376,965
STMicroelectronics NV	2,860	16,368
Vanguard International Semiconductor Corp.	4,489,000	6,900,752
Xilinx, Inc.	600	28,332
		426,165,035

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		460,084,463

Software - 15.8%
Application Software - 7.2%
Adobe Systems, Inc. (a)	501,439	42,697,531
ANSYS, Inc. (a)	314	26,068
Autodesk, Inc. (a)	366,000	18,936,840
Blackbaud, Inc.	32,000	1,808,960
Citrix Systems, Inc. (a)	108,502	7,665,666
Guidewire Software, Inc. (a)	411	20,234
HubSpot, Inc. (a)	1,200	49,992
Intuit, Inc.	138,700	13,403,968
Kingdee International Software Group Co. Ltd.	707,600	233,803
Linx SA	1,400	16,212
Mobileye NV (a)(b)	693,426	22,508,608
Parametric Technology Corp. (a)	900	27,819
Paylocity Holding Corp. (a)(b)	315,328	9,340,015
Qlik Technologies, Inc. (a)	700	16,254
RealPage, Inc. (a)	16,400	328,820
Salesforce.com, Inc. (a)	625,292	42,363,533
Splunk, Inc. (a)	134,200	5,851,120
SS&C Technologies Holdings, Inc.	94,000	5,479,260
Textura Corp. (a)(b)	518,581	8,945,522
Ultimate Software Group, Inc. (a)	117	20,096
Workday, Inc. Class A (a)	164,700	9,956,115
Workiva, Inc. (a)	1,900	23,712
Zendesk, Inc. (a)	548,175	10,031,603
		199,751,751
Home Entertainment Software - 2.3%
Activision Blizzard, Inc.	527,660	16,710,992
Electronic Arts, Inc. (a)	167,400	10,753,776
NCSOFT Corp.	88,379	17,113,963
NHN Entertainment Corp. (a)	168,228	7,397,501
Nintendo Co. Ltd.	80,800	11,309,905
		63,286,137
Systems Software - 6.3%
Allot Communications Ltd. (a)	528,072	2,386,885
CommVault Systems, Inc. (a)	600	22,482
CyberArk Software Ltd. (a)	40,700	1,525,029
Fleetmatics Group PLC (a)	693,287	25,034,594
Fortinet, Inc. (a)	272,066	7,726,674
Imperva, Inc. (a)	164,561	7,219,291
Infoblox, Inc. (a)	1,700	26,316
Microsoft Corp.	1,070,840	54,484,339
NetSuite, Inc. (a)(b)	266,584	16,107,005
Oracle Corp.	744,500	27,382,710
Progress Software Corp. (a)	95,300	2,403,466
Proofpoint, Inc. (a)(b)	153,700	7,199,308
Rapid7, Inc. (a)(b)	4,600	61,134
ServiceNow, Inc. (a)	99,550	5,474,255
Tableau Software, Inc. (a)	46,100	2,104,465
VMware, Inc. Class A (a)(b)	304,300	15,364,107
		174,522,060

TOTAL SOFTWARE		437,559,948

Technology Hardware, Storage & Peripherals - 11.8%
Technology Hardware, Storage & Peripherals - 11.8%
Apple, Inc.	2,893,297	279,752,888
BlackBerry Ltd. (a)	2,700	21,073
Electronics for Imaging, Inc. (a)	69,949	2,770,680
EMC Corp.	646,900	16,903,497
HP, Inc.	643,600	6,880,084
Nimble Storage, Inc. (a)	3,700	26,788
Quanta Computer, Inc.	1,866,000	3,154,815
SanDisk Corp.	229,100	16,554,766
Silicon Graphics International Corp. (a)	439,166	2,665,738
Stratasys Ltd. (a)	300	5,655
		328,735,984
Wireless Telecommunication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Bharti Infratel Ltd.	987,878	5,167,150
TOTAL COMMON STOCKS
(Cost $2,495,686,261)		2,722,459,904

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.5%
Internet & Catalog Retail - 0.6%
Internet Retail - 0.6%
China Internet Plus Holdings Ltd. Series B (c)	3,918,573	15,128,435
Internet Software & Services - 0.9%
Internet Software & Services - 0.9%
Uber Technologies, Inc. Series D, 8.00% (a)(c)	515,696	25,151,643
IT Services - 0.0%
Data Processing & Outsourced Services - 0.0%
Nutanix, Inc. Series E (a)(c)	72,872	809,608

TOTAL CONVERTIBLE PREFERRED STOCKS		41,089,686

Nonconvertible Preferred Stocks - 0.4%
Internet & Catalog Retail - 0.4%
Internet Retail - 0.4%
China Internet Plus Holdings Ltd. Series A- 11(c)	2,802,162	10,818,307
TOTAL PREFERRED STOCKS
(Cost $32,961,897)		51,907,993

Money Market Funds - 9.2%
Fidelity Cash Central Fund, 0.40% (d)	60,223,002	60,223,002
Fidelity Securities Lending Cash Central Fund, 0.44% (d)(e)	196,441,138	196,441,138
TOTAL MONEY MARKET FUNDS
(Cost $256,664,140)		256,664,140
TOTAL INVESTMENT PORTFOLIO - 109.1%
(Cost $2,785,312,298)		3,031,032,037
NET OTHER ASSETS (LIABILITIES) - (9.1)%		(253,686,440)
NET ASSETS - 100%		$2,777,345,597

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $51,907,993 or 1.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A- 11	1/26/15	$8,857,214
China Internet Plus Holdings Ltd. Series B	12/11/15	$15,128,435
Nutanix, Inc. Series E	8/26/14	$976,230
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$8,000,018

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,013
Fidelity Securities Lending Cash Central Fund	1,420,446
Total	$1,495,459

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,722,459,904	$2,629,054,756	$93,405,148	$--
Preferred Stocks	51,907,993	--	--	51,907,993
Money Market Funds	256,664,140	256,664,140	--	--
Total Investments in Securities:	$3,031,032,037	$2,885,718,896	$93,405,148	$51,907,993

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$31,127,048
Level 2 to Level 1	$0

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$27,182,329
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	9,597,229
Cost of Purchases	23,985,649
Proceeds of Sales	(8,857,214)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$51,907,993
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2016	$9,597,229

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	71.5%
Cayman Islands	9.7%
Taiwan	5.3%
Bermuda	2.9%
Japan	2.3%
Korea (South)	2.0%
Netherlands	1.7%
Singapore	1.5%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $193,876,781) — See accompanying schedule: Unaffiliated issuers (cost $2,528,648,158)	$2,774,367,897
Fidelity Central Funds (cost $256,664,140)	256,664,140
Total Investments (cost $2,785,312,298)		$3,031,032,037
Foreign currency held at value (cost $1,715,317)		1,715,855
Receivable for investments sold		62,737,643
Receivable for fund shares sold		1,050,000
Dividends receivable		1,197,477
Distributions receivable from Fidelity Central Funds		225,351
Prepaid expenses		9,746
Other receivables		111,639
Total assets		3,098,079,748
Liabilities
Payable for investments purchased	$119,717,116
Payable for fund shares redeemed	2,642,006
Accrued management fee	1,237,243
Other affiliated payables	491,256
Other payables and accrued expenses	205,392
Collateral on securities loaned, at value	196,441,138
Total liabilities		320,734,151
Net Assets		$2,777,345,597
Net Assets consist of:
Paid in capital		$2,603,657,289
Distributions in excess of net investment income		(2,876,339)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,155,745)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		245,720,392
Net Assets, for 25,770,896 shares outstanding		$2,777,345,597
Net Asset Value, offering price and redemption price per share ($2,777,345,597 ÷ 25,770,896 shares)		$107.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$23,482,911
Interest		47
Income from Fidelity Central Funds (including $1,420,446 from security lending)		1,495,459
Total income		24,978,417
Expenses
Management fee	$15,739,480
Transfer agent fees	5,103,390
Accounting and security lending fees	874,389
Custodian fees and expenses	343,128
Independent trustees' compensation	52,865
Registration fees	72,730
Audit	54,039
Legal	40,015
Interest	3,169
Miscellaneous	30,987
Total expenses before reductions	22,314,192
Expense reductions	(407,900)	21,906,292
Net investment income (loss)		3,072,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $70,608)	27,966,382
Foreign currency transactions	(723,276)
Total net realized gain (loss)		27,243,106
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $28,176)	(259,234,643)
Assets and liabilities in foreign currencies	48,140
Total change in net unrealized appreciation (depreciation)		(259,186,503)
Net gain (loss)		(231,943,397)
Net increase (decrease) in net assets resulting from operations		$(228,871,272)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,072,125	$3,378,469
Net realized gain (loss)	27,243,106	245,932,035
Change in net unrealized appreciation (depreciation)	(259,186,503)	(1,732,966)
Net increase (decrease) in net assets resulting from operations	(228,871,272)	247,577,538
Distributions to shareholders from net investment income	(2,586,864)	(3,638,905)
Distributions to shareholders from net realized gain	(119,537,749)	(405,886,858)
Total distributions	(122,124,613)	(409,525,763)
Share transactions
Proceeds from sales of shares	678,111,909	635,387,636
Reinvestment of distributions	117,321,605	393,674,884
Cost of shares redeemed	(491,970,948)	(453,687,865)
Net increase (decrease) in net assets resulting from share transactions	303,462,566	575,374,655
Redemption fees	31,329	29,839
Total increase (decrease) in net assets	(47,501,990)	413,456,269
Net Assets
Beginning of period	2,824,847,587	2,411,391,318
End of period (including distributions in excess of net investment income of $2,876,339 and distributions in excess of net investment income of $777,431, respectively)	$2,777,345,597	$2,824,847,587
Other Information
Shares
Sold	5,668,453	5,243,944
Issued in reinvestment of distributions	965,142	3,511,964
Redeemed	(4,237,584)	(3,831,448)
Net increase (decrease)	2,396,011	4,924,460

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Technology Portfolio

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$120.85	$130.70	$104.11	$101.57	$102.37
Income from Investment Operations
Net investment income (loss)B	.13	.16	.06	.01	(.27)
Net realized and unrealized gain (loss)	(8.26)	10.26	36.34	2.53	(.53)
Total from investment operations	(8.13)	10.42	36.40	2.54	(.80)
Distributions from net investment income	(.10)	(.17)	(.09)C	–	–
Distributions from net realized gain	(4.85)	(20.10)	(9.72)C	–	–
Total distributions	(4.95)	(20.27)	(9.81)	–	–
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$107.77	$120.85	$130.70	$104.11	$101.57
Total ReturnE	(7.16)%	9.97%	36.20%	2.50%	(.78)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.80%	.81%	.82%
Expenses net of fee waivers, if any	.77%	.78%	.80%	.81%	.82%
Expenses net of all reductions	.76%	.78%	.77%	.79%	.81%
Net investment income (loss)	.11%	.13%	.05%	.01%	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,777,346	$2,824,848	$2,411,391	$2,028,324	$2,349,926
Portfolio turnover rateH	130%	144%	181%	140%	196%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and IT Services Portfolio(formerly Software and Computer Services Portfolio), and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Technology Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 02/29/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 51,907,993	Last transaction price	Transaction price	$3.86 - $48.77 / $25.97	Increase
		Market comparable	Discount rate	10.0%	Decrease
			EV/Sales multiple	2.3	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Electronics Portfolio, Software and IT Services Portfolio and Technology Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Technology Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Communications Equipment Portfolio	181,691,292	9,413,142	$(20,453,380)	$(11,040,238)
Computers Portfolio	338,844,729	99,741,115	(34,152,471)	65,588,644
Electronics Portfolio	1,516,316,657	61,324,286	(209,342,990)	(148,018,704)
IT Services Portfolio	1,728,015,442	341,294,969	(124,447,845)	216,847,124
Software and IT Services Portfolio	2,346,018,695	957,343,781	(247,235,627)	710,108,154
Technology Portfolio	2,820,166,757	486,640,489	(275,775,209)	210,865,280

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$366,406	$-	$(11,040,859)
Computers Portfolio	726,404	–	65,495,636
Electronics Portfolio	871,125	50,543,017	(148,021,943)
IT Services Portfolio	–	–	216,838,958
Software and IT Services Portfolio	1,168,030	19,001,142	710,028,237
Technology Portfolio	–	–	210,859,705

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to February 29, 2016, and ordinary losses recognized during the period January 1, 2016 to February 29, 2016. Loss deferrals were as follows:

	Capital losses	Ordinary Loss
Communications Equipment Portfolio	$(1,742,121)	$-
Computers Portfolio	(6,642,875)	–
Electronics Portfolio	(22,604,428)	–
IT Services Portfolio	(28,005,860)	–
Technology Portfolio	(34,301,286)	(2,807,969)

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$4,760,923	$1,387,952	$6,148,875
Computers Portfolio	5,463,090	14,901,951	20,365,041
Electronics Portfolio	177,902,476	73,755,702	251,658,178
IT Services Portfolio	16,214,259	32,829,916	49,044,175
Software and IT Services Portfolio	19,876,770	141,962,211	161,838,981
Technology Portfolio	47,875,554	74,249,059	122,124,613

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$9,479,649	$6,344,168	$15,823,817
Computers Portfolio	4,392,350	16,530,803	20,923,153
Electronics Portfolio	60,712,404	–	60,712,404
IT Services Portfolio	4,165,539	67,216,115	71,381,654
Software and IT Services Portfolio	76,425,484	241,623,157	318,048,641
Technology Portfolio	177,853,518	231,672,245	409,525,763

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	64,340,254	108,567,517
Computers Portfolio	178,226,395	448,627,025
Electronics Portfolio	3,104,197,935	3,837,875,287
IT Services Portfolio	1,397,705,996	354,746,768
Software and IT Services Portfolio	1,158,313,830	1,036,879,456
Technology Portfolio	3,913,119,632	3,690,038,685

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.25%	.55%
Computers Portfolio	.30%	.25%	.55%
Electronics Portfolio	.30%	.25%	.55%
IT Services Portfolio	.30%	.25%	.55%
Software and IT Services Portfolio	.30%	.25%	.55%
Technology Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.25%
Computers Portfolio	.20%
Electronics Portfolio	.17%
IT Services Portfolio	.20%
Software and IT Services Portfolio	.18%
Technology Portfolio	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$5,736
Computers Portfolio	15,099
Electronics Portfolio	178,607
IT Services Portfolio	29,454
Software and IT Services Portfolio	35,103
Technology Portfolio	79,851

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$8,173,400.34%		$384
Computers Portfolio	Borrower	6,133,792.35%		4,332
Electronics Portfolio	Borrower	12,235,077.37%		3,250
IT Services Portfolio	Borrower	10,711,091.66%		2,163
Software and IT Services Portfolio	Borrower	4,511,556.66%		740
Technology Portfolio	Borrower	11,793,214.35%		3,169

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$330
Computers Portfolio	949
Electronics Portfolio	2,754
IT Services Portfolio	1,914
Software and IT Services Portfolio	4,258
Technology Portfolio	4,079

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	$19,645,000.62%		$338
Computers Portfolio	5,203,541.63%		3,367
Electronics Portfolio	11,698,600.63%		2,054
IT Services Portfolio	2,751,000.88%		67

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Communications Equipment Portfolio	$4,515	$–
Computers Portfolio	39,521	–
Electronics Portfolio	418,176	–
IT Services Portfolio	45,364	80
Software and IT Services Portfolio	48,904	221
Technology Portfolio	330,455	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Communications Equipment Portfolio	$8,085
Computers Portfolio	20,638
Electronics Portfolio	48,555
IT Services Portfolio	35,800
Software and IT Services Portfolio	90,061
Technology Portfolio	77,445

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

VIP FundsManager 60% Portfolio
Technology Portfolio	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

% of shares held
Technology Portfolio	23%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and IT Services Portfolio (formerly Software and Computer Services Portfolio) and Technology Portfolio :

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and IT Services Portfolio and Technology Portfolio (each a fund of Fidelity Select Portfolios) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Deputy Treasurer of certain Fidelity funds (2011-2016), Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011), and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Communications Equipment Portfolio	.88%
Actual		$1,000.00	$949.30	$4.27
Hypothetical-C		$1,000.00	$1,020.49	$4.42
Computers Portfolio	.81%
Actual		$1,000.00	$896.60	$3.82
Hypothetical-C		$1,000.00	$1,020.84	$4.07
Electronics Portfolio	.77%
Actual		$1,000.00	$1,011.90	$3.85
Hypothetical-C		$1,000.00	$1,021.03	$3.87
IT Services Portfolio	.81%
Actual		$1,000.00	$960.40	$3.95
Hypothetical-C		$1,000.00	$1,020.84	$4.07
Software and IT Services Portfolio	.77%
Actual		$1,000.00	$1,007.30	$3.84
Hypothetical-C		$1,000.00	$1,021.03	$3.87
Technology Portfolio	.78%
Actual		$1,000.00	$989.50	$3.86
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/18/16	04/15/16	$0.060	$0.000
Computers Portfolio	04/18/16	04/15/16	$0.119	$0.003
Electronics Portfolio	04/18/16	04/15/16	$0.045	$2.500
IT Services Portfolio	04/18/16	04/15/16	$0.000	$0.000
Software and IT Services Portfolio	04/18/16	04/15/16	$0.045	$0.706
Technology Portfolio	04/18/16	04/15/16	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$1,385,468
Computers Portfolio	$14,897,625
Electronics Portfolio	$103,547,142
IT Services Portfolio	$1,939,858
Software and IT Services Portfolio	$117,891,600
Technology Portfolio	$48,695,130

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Communications Equipment Portfolio	44%	74%
Computers Portfolio	100%	100%
Electronics Portfolio	4%	28%
IT Services Portfolio	0%	45%
Software and IT Services Portfolio	21%	100%
Technology Portfolio	22%	38%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2015	December 2015
Communications Equipment Portfolio Portfolio	43%	78%
Computers Portfolio	100%	100%
Electronics Portfolio	4%	32%
IT Services Portfolio	0%	53%
Software and IT Services PortfolioPortfolio	22%	100%
Technology Portfolio	23%	47%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio
Computers Portfolio
Electronics Portfolio
IT Services Portfolio
Software and IT Services Portfolio (f/k/a Software and Computer Services Portfolio)
Technology Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that in 2014 the ad hoc Committee on Transfer Agency Fees was formed by it and the boards of certain other Fidelity funds to review the variety of transfer agency services and fee structures throughout the mutual fund industry compared to Fidelity's.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (viii) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (ix) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (x) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xi) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors, including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the boards of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's long-term expectations for its offerings in the workplace investing channel; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of outsourcing, the increased use of omnibus accounts, and lower pricing in the retirement channel; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELTEC-ANN-0416
1.813669.111

Item 2.

Code of Ethics

As of the end of the period, February 29, 2016, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio,  Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio,  IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals  Portfolio, Retailing Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 29, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$40,000	$-	$3,500	$1,900
Automotive Portfolio	$36,000	$-	$2,800	$1,800
Banking Portfolio	$37,000	$-	$2,800	$1,900
Biotechnology Portfolio	$60,000	$-	$14,500	$6,200
Brokerage and Investment Management Portfolio	$37,000	$-	$3,500	$1,900
Chemicals Portfolio	$39,000	$-	$2,800	$2,100
Communications Equipment Portfolio	$39,000	$-	$4,600	$1,800
Computers Portfolio	$38,000	$-	$3,500	$1,900
Construction and Housing Portfolio	$36,000	$-	$2,800	$1,900
Consumer Discretionary Portfolio	$42,000	$-	$2,800	$2,100
Consumer Finance Portfolio	$37,000	$-	$3,900	$1,800
Consumer Staples Portfolio	$45,000	$-	$2,800	$2,600
Defense and Aerospace Portfolio	$37,000	$-	$3,500	$2,000
Electronics Portfolio	$40,000	$-	$2,800	$2,300
Energy Portfolio	$41,000	$-	$3,100	$2,400
Energy Service Portfolio	$38,000	$-	$2,800	$1,900
Environment and Alternative Energy Portfolio	$36,000	$-	$2,800	$1,800
Financial Services Portfolio	$41,000	$-	$5,900	$2,100
Gold Portfolio	$59,000	$-	$6,800	$2,300
Health Care Portfolio	$47,000	$-	$2,800	$4,700
Health Care Services Portfolio	$37,000	$-	$2,800	$2,000
Industrial Equipment Portfolio	$41,000	$-	$2,800	$1,800
Industrials Portfolio	$42,000	$-	$2,800	$2,100
Insurance Portfolio	$37,000	$-	$2,800	$1,900
IT Services Portfolio	$38,000	$-	$2,800	$2,100
Leisure Portfolio	$39,000	$-	$2,800	$1,900
Materials Portfolio	$45,000	$-	$5,600	$2,300
Medical Equipment and Systems Portfolio	$38,000	$-	$2,800	$2,300
Multimedia Portfolio	$37,000	$-	$4,200	$2,000
Natural Gas Portfolio	$39,000	$-	$3,500	$1,900
Natural Resources Portfolio	$36,000	$-	$2,800	$1,900
Pharmaceuticals Portfolio	$40,000	$-	$2,800	$2,400
Retailing Portfolio	$37,000	$-	$2,800	$2,100
Software and IT Services Portfolio	$38,000	$-	$2,800	$2,600
Technology Portfolio	$42,000	$-	$2,800	$2,600
Telecommunications Portfolio	$43,000	$-	$2,800	$1,900
Transportation Portfolio	$39,000	$-	$2,800	$2,000
Utilities Portfolio	$40,000	$-	$2,800	$2,000
Wireless Portfolio	$36,000	$-	$2,800	$1,800

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$35,000	$-	$5,300	$-
Automotive Portfolio	$34,000	$-	$2,800	$-
Banking Portfolio	$34,000	$-	$2,800	$-
Biotechnology Portfolio	$48,000	$-	$3,200	$-
Brokerage and Investment Management Portfolio	$35,000	$-	$3,600	$-
Chemicals Portfolio	$35,000	$-	$6,900	$-
Communications Equipment Portfolio	$34,000	$-	$6,300	$-
Computers Portfolio	$35,000	$-	$2,800	$-
Construction and Housing Portfolio	$34,000	$-	$2,800	$-
Consumer Discretionary Portfolio	$34,000	$-	$7,700	$-
Consumer Finance Portfolio	$35,000	$-	$3,900	$-
Consumer Staples Portfolio	$40,000	$-	$5,300	$-
Defense and Aerospace Portfolio	$36,000	$-	$2,800	$-
Electronics Portfolio	$35,000	$-	$5,300	$-
Energy Portfolio	$38,000	$-	$7,500	$-
Energy Service Portfolio	$37,000	$-	$3,600	$-
Environment and Alternative Energy Portfolio	$35,000	$-	$2,800	$-
Financial Services Portfolio	$36,000	$-	$6,700	$-
Gold Portfolio	$57,000	$-	$8,400	$-
Health Care Portfolio	$41,000	$-	$2,800	$-
Health Care Services Portfolio	$35,000	$-	$2,800	$-
Industrial Equipment Portfolio	$39,000	$-	$2,800	$-
Industrials Portfolio	$35,000	$-	$5,300	$-
Insurance Portfolio	$35,000	$-	$2,800	$-
IT Services Portfolio	$35,000	$-	$2,800	$-
Leisure Portfolio	$35,000	$-	$6,400	$-
Materials Portfolio	$41,000	$-	$6,500	$-
Medical Equipment and Systems Portfolio	$36,000	$-	$2,800	$-
Multimedia Portfolio	$35,000	$-	$2,800	$-
Natural Gas Portfolio	$35,000	$-	$5,300	$-
Natural Resources Portfolio	$35,000	$-	$4,800	$-
Pharmaceuticals Portfolio	$36,000	$-	$5,300	$-
Retailing Portfolio	$35,000	$-	$2,800	$-
Software and IT Services Portfolio	$36,000	$-	$2,800	$-
Technology Portfolio	$37,000	$-	$2,800	$-
Telecommunications Portfolio	$38,000	$-	$5,300	$-
Transportation Portfolio	$35,000	$-	$5,300	$-
Utilities Portfolio	$36,000	$-	$5,700	$-
Wireless Portfolio	$33,000	$-	$2,800	$-

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2016A	February 28, 2015A
Audit-Related Fees	$5,695,000	$5,900,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2016 A	February 28, 2015 A,B
PwC	$6,315,000	$8,270,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 26, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2016